UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06719

BB&T Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street, 5th Floor, Raleigh, NC	27626-0575
(Address of principal executive offices)	(Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

BB&T FUNDS

LETTER FROM THE PRESIDENT AND THE INVESTMENT ADVISOR

Dear Shareholders:

We are pleased to send you this annual report for the 12-months that ended September 30, 2005, a period of extraordinary events that had direct and indirect effects on financial markets throughout the world.

At the time of our last annual report, the U.S. presidential election had not been decided, a killer tsunami had not devastated coastal areas throughout the Indian Ocean region and hurricanes had not precipitated one of the worst natural disasters in American history. Energy prices, though on the rise, had not yet reached stratospheric levels. And the Federal Reserve, bent on containing incipient inflation, was still early in a credit-tightening cycle that eventually would produce 12 consecutive interest-rate hikes (with more likely to come).

All of which serve to illustrate how quickly incidents of enormous consequence can emerge and dominate not only the news, but also the financial markets. In addition, these events demonstrate how, through this year of rapid change, sensible, active portfolio management could produce clearly positive results.

For example, at first glance, it might seem as if equity portfolios could have done well operating on autopilot. Over the full, 12-month period, the S&P 500 Index rose a solid 12.25%, while the NASDAQ Composite Index added 13.44%. But market gains were unevenly distributed by calendar–more than two-thirds of the S&P 500’s advance came in the period’s first three months–and by sector, with energy stocks alone leaping 48.51%.

The challenge of being in the right place, at the right time, may have proved vexing to many investors. However, we were gratified that, in a volatile market environment, our portfolio managers continued to deliver value to our shareholders. In fact, many of our equity funds outperformed their benchmarks, in some cases by wide margins.

On the fixed-income side, the challenges were even more daunting. Early in the Fed’s series of rate increases, the deterioration in bond prices–which move lower as interest rates rise–was confined mainly to the short end of the yield curve. But as the year wore on, the rising-rate trend began to impact intermediate-term securities, as well. (In the last three months of the fiscal period, alone, two-year yields leaped 52 basis points (0.52%), while 10-year and 30-year yields climbed 38 (0.38%) and 35 (0.35%) basis points, respectively.) Forced to swim against a tide of rising rates, bonds sputtered. Again, our active portfolio management worked to the benefit of shareholders, as every one of our bond funds posted a positive return for the fiscal year.

Our commitment to shareholder value was further underscored this past summer, by the announcement that Sterling Capital Management, LLC had begun serving as subadviser to the BB&T Mid Cap Value Fund and BB&T Total Return Bond Fund. Sterling, which is led by a team of managing directors who have worked together for nearly a decade, brings to the BB&T Funds impressive expertise in the mid-cap value equity and specific fixed-income sectors, and a disciplined investment approach that emphasizes quality securities within diversified portfolios.

The addition of Sterling Capital’s notable set of resources undoubtedly will help us as we move forward into fiscal 2006. As it was over the last year, the big story will continue to be the actions of the Federal Reserve and the markets’ reaction to Fed policy. The Fed’s primary consideration clearly is to contain inflation, perhaps even at the expense of some economic growth.

In the months ahead, we expect to see more signs that the economy is slowing, and at some point, the Fed will feel comfortable taking its foot off the brake. When we see that happening, we will adopt a more aggressive posture in both our stock and bond portfolios.

In the meantime, our equity managers are maintaining a strong bias toward high-quality stocks, based on an overall strategy that is modestly defensive in nature. Our fixed-income managers have positioned their funds to be neutral with regard to interest-rate sensitivity, and are redistributing assets more evenly across the yield curve.

Focused on providing outstanding shareholder service, as well as active portfolio management, we welcome the opportunity to answer any questions or concerns you might have about the BB&T Funds. At any time, please feel free to speak with your investment professional, or call us at 1-800-228-1872.

Sincerely,

Keith F. Karlawish, CFA
President
BB&T Funds

Jeffrey J. Schappe, CFA
Chief Investment Officer
BB&T Asset Management, Inc.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. BB&T Asset Management, Inc., a wholly owned subsidiary of BB&T Corporation, serves as investment adviser to the BB&T Funds and is paid a fee for its services. Shares of the BB&T Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by BISYS Fund Services Limited Partnership. As of November 1, 2005, the Funds will be distributed by BB&T Funds Distributor, Inc. The distributors are not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. BB&T Asset Management, Inc. does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

BB&T EQUITY INCOME FUND

PORTFOLIO MANAGER

George F. Shipp, CFA

The BB&T Equity Income Fund is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, Inc., subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than four decades of combined investment management experience, along with a broad range of investing skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Our Fund’s philosophy is based on the time-tested notion that dividends matter. From 1926 through 2004, according to Ibbotson Associates, dividends accounted for 42% of the equity market’s 10.5% compound total return (assuming reinvestment). Over the last 40 years, companies that pay dividends have beaten those that don’t by 3.6% per year (Empirical Research Partners, LLC), and indeed the dividend yield alone exceeded the S&P’s price return in 21 of the last 56 years (Crandall, Pierce). We go two steps further in building our portfolio, including only companies whose current yields are above prevailing market averages, and which have been able to increase their dividends for at least three consecutive years, or in six of the last ten. For the serious investor, dividends meaningfully raise the odds of long-term success, which should help to lower portfolio volatility.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 19.88% (Institutional Shares), compared to 12.25% for its benchmark, the S&P 500 Index.

The stock market environment was mostly favorable during the year

The investing climate generally was characterized by the positive force of well above-average corporate profit growth which the S&P estimated at +15%, offset by the perceived negative of eight “measured” interest rate increases that the Federal Reserve saw as necessary to combat nascent inflationary pressures. About three-quarters of the S&P 500’s annual gain was achieved in the first one-quarter of the period.

Energy dominated the investment landscape, especially in 2005’s first nine months

Oil prices rose 33% during the twelve months, with tight global supply/demand throughout the period exacerbated by hurricane-induced supply disruptions more recently. In the first nine months of calendar 2005, the S&P Energy sector surged 40%, whereas all other groups (90% of the combined market capitalization) declined by nearly 2%. Our Fund thus benefited from our earlier decision to over-weight Energy shares, which was based primarily on our view that commodity prices would remain high as a result of the growth of energy-hungry Asian economies and their effect upon existing reserves that appear to be depleting particularly rapidly in politically stable regions.

Our turnover was relatively low, thus minimizing taxable gains

Thankfully, our gains were not confined to the Energy sector. Winning positions held at year-end included: Altria Group, Inc. (2.2%), Alliance Capital Management Holding L.P. (3.8%), Nokia Corp. (3.7%), Diageo PLC (2.9%), and Capital Automotive (2.1%), First Industrial Realty Trust (3.9%) and Weingarten Realty Investors (3.1%), which all provided total returns that were greater than that earned by the S&P 500.1

During the year we booked losses in Sonoco Products, Verizon, and Marsh & McLennan. The flattening yield curve generally depressed the performance of our two banks, but as of year-end the unrealized losses were moderate.

Of the 26 stocks we held at the beginning of the year, we retained 17 (65%) for the full twelve months. To contrast, the average turnover of the typical actively managed U.S. mutual fund is 130%, meaning their average holding period is approximately nine months. We believe our relatively low turnover, if sustained for the long-term, may provide a subtle but potentially important advantage for taxable investors over time.1

As of September 30, 2005, the top five equity holdings in the Fund were Petroleo Brasileiro SA (4.1%), Washington Real Estate Investment Trust (4.1%), General Electric Co. (4.0%), First Industrial Realty Trust (3.9%), and ConocoPhillips (3.9%).1

According to the Investment Company Institute, the cash/asset ratio of the “average” mutual fund at September 30, 2005, was only 3.8%, an all-time low. We held a cash balance totaling 9.7% of the portfolio, just under the 12.0% average for the full year. While with perfect hindsight we know that the Fund “could have” performed even better had we been more aggressively exposed to equities, we like to preserve flexibility to buy into share price weakness, in the event of market corrections which tend to be both inevitable and unpredictable. So far that tactic has not proven disadvantageous, but shareholders should recognize our potential to under-perform a hypothetical sharply-rising stock market in the future.1

We believe the Fund is well positioned for the year ahead

It seems reasonable to expect a degree of economic softness entering 2006, due to the run-up in energy costs already experienced, the lagged effect of higher interest rates on consumer spending, a probable slow-down in the housing market, and the weakened state of the auto industry, a major employer. Those headwinds have been much discussed, however, and thus may be well discounted in today’s stock prices. We continue to find stock valuations quite reasonable in relation to prevailing interest rates, profitability, and historical norms.

Our philosophy is not to vainly predict the unknowable future, but to prepare for uncertainty by accumulating companies with proven track records at perceived-attractive valuations. We believe investors who own a portfolio of companies capable of growing their dividends increase their odds of achieving long-term financial goals.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2005 and is subject to change.

BB&T EQUITY INCOME FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	Since Inception
Class A Shares*	6/30/04	12.69%	13.41%
Class B Shares**	6/30/04	13.79%	18.08%
Class C Shares***	6/30/04	17.74%	18.06%
Institutional Shares	6/30/04	19.88%	19.21%
S&P 500 Index	6/30/04	12.25%	8.04%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T LARGE COMPANY VALUE FUND

PORTFOLIO MANAGER

Richard B. Jones, CFA

The BB&T Large Company Value Fund is managed by Richard B. Jones, CFA, Director of Value Equity Portfolio Management for BB&T Asset Management, Inc. A graduate of Miami (Ohio) University, where he earned a B.S. in Business, Mr. Jones also earned an M.B.A. from The Ohio State University, and has been managing investors’ money since 1984. He is supported by the BB&T Value Equity Portfolio Management Team, which includes Eric Farls, CFA; Robert A. Gowen; John T. Kvantas, CFA; and Buel S. Sears, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of equity management skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Our investment process is straight forward and disciplined. It relies on both quantitative and qualitative techniques. We screen roughly 2,000 large companies to find about 100 top-quality names that meet our financial quality and value criteria; from this list, we normally own about 70 stocks, each of which plays a distinct role in enabling us to build a diversified portfolio. We are long-term investors, approaching each purchase with the intent of owning it for three to five years, if all goes well. Consequently, the Fund’s turnover rate is low, 10-30%, which makes the Fund very efficient for taxable accounts.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 14.92% (Institutional Shares), compared to 16.69% for its benchmark, the Russell 1000® Value Index, and well ahead of the 13.36% total return for the Lipper Large Cap Value Fund Average1.

Value stocks had a strong year

The Fund comfortably outpaced the S&P 500 Index2 with a 12.25% total return for the period, but lagged behind its primary benchmark, the Russell 1000® Value Index. Much of the underperformance relative to the Russell index can be attributed to stock selection, especially in the consumer staples and consumer discretionary sectors.

Overall our returns were solid on an absolute and historical basis. As traditionally value oriented sectors of the stock market, like energy and utilities continued to do well.

The portfolio carried a full weighting in energy throughout the period and not surprisingly our two top holdings and performers were energy stocks: ConocoPhillips and ChevronTexaco Corp. (both 3.1% of the portfolio’s net assets). Over the period the portfolio was underweighted utilities as valuations appeared stretched. Although, they became more stretched as we went through the year and the portfolio’s underweight in the sector held back the performance.3

Varying market conditions have also led us to own the shares of stocks that traditionally were growth names, but which now have taken on value-style characteristics. Companies such as the Walt Disney Co. (2.4%), Gannett Co., Inc. (2.2%) and Time Warner, Inc. (1.5%) have struggled with various market concerns this past year, but we feel that each stock offers attractive valuations.3

As of September 30, 2005, the top five equity holdings in the Fund were ConocoPhillips (3.1%), ChevronTexaco Corp. (3.1%), Bank of America Corp. (2.9%), Hewlett-Packard Co. (2.5%) and Citigroup, Inc. (2.5%).3

The portfolio’s biggest overweights relative to the Russell 1000® Value Index are in technology and industrials while the largest underweights are in financials (still the portfolio’s largest sector at 30%) and utilities (high relative valuation). The Russell 1000® Value Index has become more concentrated with two (financials and energy) of the ten sectors accounting for over 50% of its weight, making the index potentially more volatile.

We continue to be disciplined in applying our diversified value investment approach. Our focus continues to be on maintaining a diversified portfolio of financially strong companies that are currently trading at reasonable valuation levels given our assessment of their prospects.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	The Lipper Large Cap Value Funds objective consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

[2]	The S&P 500 Index is an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

[3]	Portfolio composition is as of September 30, 2005 and is subject to change.

BB&T LARGE COMPANY VALUE FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	10 Year
Class A Shares*	10/9/92	8.03%	2.71%	8.45%
Class B Shares**	1/1/96[4]	9.75%	2.97%	8.28%
Class C Shares***	2/1/01[4]	13.77%	3.20%	8.71%
Institutional Shares	10/9/92	14.92%	4.20%	9.36%
Russell 1000® Value Index	N/A	16.69%	5.76%	11.52%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[4]	Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower. Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.

The Fund is measured against the Russell 1000® Value Index an unmanaged index which consists of 1,000 of the largest capitalized U.S. domiciled companies. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T LARGE COMPANY GROWTH FUND

PORTFOLIO MANAGER

Jeffrey J. Schappe, CFA

The BB&T Large Company Growth Fund is managed by Jeffrey J. Schappe, CFA, Senior Vice President and Chief Investment Officer for BB&T Asset Management, Inc. Mr. Schappe graduated from the University of Wisconsin – Madison, where he received a B.A. in Journalism and an M.B.A. and has investment-related experience since 1986. Mr. Schappe is supported by the BB&T Growth Equity Portfolio Management Team, which includes Brandon Carl; David Nolan; Zack Schroeder; and Michele Holmes Van Dyke. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of growth-stock investing skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We target the most attractive stocks among large, established growth companies in the market’s fastest growing sectors. Using both qualitative and quantitative screens, we evaluate companies with market capitalizations generally greater than $4 billion. We take a closer look at the companies exhibiting one or more factors listed as part of our Buy Strategy. The portfolio normally is comprised of 65-75 issues. All the while, we are careful not to overpay for any particular stock. The price we are willing to pay for growth is based on our evaluation of whether a stock’s growth potential may be delivered.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 9.92% (Institutional Shares), compared to 11.60% for its benchmark, the Russell 1000® Growth Index.

The Fund lagged its benchmark, due to stock selection

We were not completely satisfied with the Fund’s performance during the last 12 months. Although we posted a solid total return, we trailed our primary benchmark, the Russell 1000® Growth Index.

The Fund underperformed its benchmark due to some poor security selection but also because we have focused on higher quality names, which have lagged for much of the year. We believe, however, that a continued bias towards quality companies boosts return potential over the long run. Lagging behind the broader market was a group of historically strong growth stocks, such as Microsoft Corp. (3.7% of the portfolio’s net assets), Cisco Systems, Inc. (3.7%), General Electric Co. (3.6%), Dell, Inc. (1.2%) and Home Depot, Inc. (0.9%); all of these stocks produced returns for the period that either were negative or below the benchmark’s performance.1

We did, however, enjoy strong returns in a number of traditional growth sectors. In health care, such stalwarts as Johnson & Johnson (4.1%), UnitedHealth Group, Inc. (2.7%) and WellPoint, Inc. (1.7%) delivered results that ranged from robust to outstanding. Technology stocks such as Motorola, Inc. (2.6%) and Texas Instruments, Inc. (1.7%) enhanced fund returns. And while energy stocks comprised a relatively small weighting in our portfolio, we benefited from our holdings in a sector that rose sharply throughout the period.1

As of September 30, 2005, the top five equity holdings in the Fund were Johnson & Johnson (4.1%), Microsoft Corp. (3.7%), Cisco Systems Inc. (3.7%), General Electric Co. (3.6%) and PepsiCo, Inc. (2.7%).1

Growth could outperform in the coming year

Looking out over the next six to 12 months, we believe conditions point to a relatively constructive environment for the type of high-quality growth stocks we favor.

Respectable economic growth, low inflation, and low longer-term interest rates provide a favorable backdrop for equities, in general. Because growth stocks have trailed value equities the past several years, a more normal valuation relationship between growth and value has emerged this year, suggesting that growth could be poised to outperform.

As is our practice, we continue to invest in the stocks of financially strong companies with reasonable earnings growth prospects. We feel this approach should serve our shareholders well through our next fiscal year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2005 and is subject to change.

BB&T LARGE COMPANY GROWTH FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	10/3/97	3.34%	-9.10%	0.38%
Class B Shares**	10/3/97	4.89%	-8.88%	0.39%
Class C Shares***	2/1/01[2]	8.90%	-8.69%	0.40%
Institutional Shares	10/3/97	9.92%	-7.80%	1.36%
Russell 1000® Growth Index	10/3/97	11.60%	-8.64%	1.83%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund is measured against the Russell 1000® Growth Index an unmanaged index which is comprised of 1,000 of the largest capitalized U.S. domiciled companies with higher price-to-book ratios and higher forecasted growth values whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total returns for the period would have been lower.

BB&T MID CAP VALUE FUND

PORTFOLIO MANAGER

Timothy P. Beyer, CFA

Patrick W. Rau, CFA

The BB&T Mid Cap Value Fund is managed by Timothy P. Beyer, CFA and Patrick W. Rau, CFA, portfolio managers for Sterling Capital Management LLC, subadviser to the Fund. Mr. Beyer, who joined Sterling in 2004, is a graduate of East Carolina University, where he received his BSBA in Finance, and has 16 years of investment management experience. Mr. Rau, who has worked at Sterling since 2001, received an AB in Political Science from Duke University, and an MBA from Vanderbilt University, and has been managing investors’ money since 1995. Mr. Beyer and Mr. Rau are supported by Eduardo Brea, CFA; Brian Walton, CFA; Robert Bridges, CFA; and William Thompson IV, CFA.

INVESTMENT CONCERNS

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Our approach to mid-cap equity management is fundamental, bottom-up and value-oriented. We attempt to identify stocks of quality companies that are selling at large discounts to the underlying value of the business.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 21.14% (Institutional Shares), compared to 26.13% for its benchmark, the Russell MidCap® Value Index.

Effective July 18, 2005, Sterling Capital Management LLC began serving as subadviser to the Fund.

Health care has worked out especially well in recent months

While the Fund outperformed its Lipper Midcap Value1 peer group (20.19% for the period ended September 30, 2005), we lagged behind our benchmark, the Russell MidCap® Value Index. The primary reason for the divergence between the returns of active managers and those of the index has primarily been the strong performance of two sectors—utilities and real estate investment trusts (REITS)—which represent approximately 15% and 10% of the index, respectively (as of September 30, 2005).

Most active managers, including us, have carried a far lower weighting of each. A reach for yield in the current low-rate environment, particularly by retail investors, has generated support for these two highly yielding sectors. While we like dividends, too, we believe the total returns offered by utilities and REITs are unattractive at present, and we see better investment opportunities elsewhere. However our underweight in these areas hurt us in the past year, when the market favored them.

Perhaps the most significant shift in the portfolio this year has been our growing exposure to health care stocks. As a result of several new purchases, health care now represents one of our largest sector overweights, ending the quarter at 12.4% of assets versus approximately 5.0% for the Russell MidCap® Value Index. We are especially pleased with the recent performance of two of our health care holdings, King Pharmaceuticals, Inc. (2.6% of the portfolio’s net assets) and Omnicare, Inc. (2.6%), which gained 47.6% and 32.6%, respectively, in our period’s final quarter.2

Recent purchases include Lexmark International, Inc. (2.0% as a percentage of net assets), a leading manufacturer of computer printers and cartridges; Serono S.A.-ADR (1.4%), the third-largest biotech company in the world, with a stable and growing product portfolio; and Lear Corp. (1.8%), a tier-one automotive supplier, which occupies the number-one position in seating systems and the number-two position in door panels and flooring, globally.2

As of September 30, 2005, the top five equity holdings in the Fund (as a percentage of net assets) were Leucadia National Corp. (3.5%), Cincinnati Financial Corp. (3.3%), Lamar Advertising Co. (3.2%), AON Corp. (3.0%), and Forest Oil Corp. (3.0%).2

Fundamentally solid stocks for an uncertain market

While the last 12 months have been good for the stock market, and for our Fund, we anticipate that conditions could be more challenging in the year ahead. High energy costs are moving through the economy, the Federal Reserve continues to raise interest rates, housing prices appear to be peaking and consumer spending could be compromised by the high level of debt carried by many Americans.

Nonetheless, the securities we own share a number of characteristics: solid management, substantial competitive and financial strengths and attractive valuations. In an uncertain market, we believe that our recent purchases, as well as the other companies in our portfolio, position the fund to respond to shifting circumstances.

*	Sterling Capital Management LLC is a majority owned, non-bank subsidiary of BB&T Corporation, and is an affiliate of BB&T Asset Management, Inc. Sterling serves as subadvisor to the BB&T Mid Cap Value Fund, and is paid a fee for its services.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	The Lipper Mid Cap Value Funds Average is an average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

BB&T MID CAP VALUE FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	8/1/96[3]	13.87%	7.89%	10.73%
Class B Shares**	7/25/01[3]	16.50%	8.33%	11.05%
Class C Shares***	7/25/01[3]	19.97%	8.44%	11.03%
Institutional Shares	8/1/96[3]	21.14%	9.47%	11.72%
Russell MidCap® Value Index	8/1/96	26.13%	13.95%	14.36%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[3]	Performance shown for Class A and Institutional Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

The Fund is measured against the Russell MidCap® Value Index which measures the performance of those securities in the Russell 1000 with lower price-to-book ratios or lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T MID CAP GROWTH FUND

PORTFOLIO MANAGER

David P. Nolan

The BB&T Mid Cap Growth Fund is managed by David P. Nolan. A graduate of Wake Forest University, where he received a B.S. in Business, Mr. Nolan managed common and collective trust funds from 1985 to 1993 and has managed the Mid Cap Growth Fund since its inception in 1993. He is supported by the BB&T Growth Equity Portfolio Management Team, which includes Brandon Carl; Zack Schroeder; and Michele Holmes Van Dyke. The team brings to the Fund six decades of combined investment management experience, along with a broad range of growth-stock investing skills.

INVESTMENT CONCERNS

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We believe that companies situated in the mid-capitalization sector—which we define as between $2–10 billion in market cap—may achieve the most striking growth rates in their respective life cycles. This is the ‘sweet spot’ for many companies, which have survived the challenges of their early years and are now reaching the point where their businesses are expanding rapidly. They also may have an edge over larger companies, whose businesses have matured and who struggle to maintain double-digit growth rates. For these reasons, well-managed mid-cap companies potentially offer outstanding investment opportunities for our shareholders.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 28.73% (Institutional Shares), compared to 23.47% for its benchmark, the Russell MidCap Growth Index.

A very strong year for mid-cap growth stocks

The Fund produced sparkling performance during the last 12 months, more than doubling the return of 12.25% for the 12 month period for the S&P 500 Index1 and substantially outpacing the Russell MidCap® Growth Index.

Our investments in the energy sector were especially productive, as we were overweight in energy for much of the period. At one point, the Fund’s allocation to energy was roughly 50% higher than the allocation of our benchmark, and we reaped the benefits of energy stocks’ steady climb. Another positive factor in our performance was our decision to underweight the consumer discretionary sector in the second half of the year as concerns grew over the consumer’s allocation of discretionary income in the face of rising gasoline prices. Technology holdings such as Apple Computer (sold) and AutoDesk, Inc. (3.0% of the portfolio’s net assets) were strong performers for the period.2

The mid-cap arena has been on a roll for quite some time, outperforming large- and small-cap stocks for much of the last decade. To some extent, our strong gains reflected a continuation of this long-term trend.

As of September 30, 2005, the top five equity holdings in the Fund were Autodesk, Inc. (3.0%), American Tower Corp. (2.9%), Urban Outfitters, Inc. (2.5%), Florida Rock Industries, Inc. (2.3%) and Comverse Technology, Inc. (2.1%).2

Energy stocks should continue to provide opportunities

We think energy will continue to play a key role in the market going forward, and we hope to see a further upward revision of earnings estimates. Energy stocks will swing, sometimes dramatically, on short-term movements in the prices of crude oil and natural gas. But we believe energy prices are not going to retreat significantly and that positive earnings “surprises” will continue.

If it appears that the country is sliding into a recession, then certainly, there would be a demand issue and energy prices might moderate more than they would otherwise.

But for now, as long as higher energy prices and the Fed’s tightening bias do not contribute to a recessionary environment, and the economy keeps growing at a three percent-or-better pace, then we believe that mid-cap growth stocks in general should continue to provide competitive returns. In that environment, we believe that investment opportunities will be found in numerous sectors in addition to energy. Among these would be healthcare, technology and financials stocks.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	The S&P 500 Index is an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

BB&T MID CAP GROWTH FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	10 Year
Class A Shares*	12/30/93[3]	21.04%	-4.46%	9.03%
Class B Shares**	7/25/01[3]	23.42%	-4.06%	9.34%
Class C Shares***	7/25/01[3]	27.42%	-3.91%	9.34%
Institutional Shares	12/1/93[3]	28.73%	-3.07%	9.96%
Russell MidCap® Growth Index	N/A	23.47%	-4.50%	9.10%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[3]	Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower.

The Fund is measured against the Russell MidCap® Growth Index an unmanaged index which measures the performance of those securities in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total returns for the period would have been lower.

BB&T SMALL COMPANY VALUE FUND

PORTFOLIO MANAGER

John T. Kvantas, CFA

The BB&T Small Company Value Fund is managed by John T. Kvantas, CFA. A graduate of the University of Illinois Champaign-Urbana, where he received a B.S. in Accountancy, Mr. Kvantas also earned an M.B.A. from the Fuqua School of Business at Duke University, and has been managing investors’ money since 1995. He is supported by the BB&T Value Equity Portfolio Management Team, which includes Robert Gowen; Eric Farls, CFA; and Richard B. Jones, CFA. The team brings to the Fund more than four decades of combined investment management experience, along with a broad range of equity management skills.

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We use disciplined, bottom-up analysis to uncover fundamentally strong, attractively priced value stocks in a very specific universe: stocks with market capitalizations between $100 million and $3 billion. At the BB&T Funds, we believe that diversification can be a very useful tool for long-term investors, and shareholders can use our small-cap value fund to diversify their portfolios beyond the large-cap and mid-cap arenas. While small-cap stocks may be more volatile than their larger counterparts, they provide the benefit of generally not moving in tandem with the overall market. At the same time, on a year-to-year basis, value stocks may produce returns that are very dissimilar to the performance of growth stocks. Consequently, we believe that many BB&T shareholders will appreciate how our Fund can add a strong dose of diversification to their portfolios.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 19.99% (Institutional Shares), compared to 17.75% for its benchmark, the Russell 2000® Value Index.

We thrived on many fronts in the small-company sector

The Fund had a good year, outpacing both the 12.25% return for the S&P 500 Index1 and our primary benchmark, the Russell 2000® Value Index.

Small-company stocks generally do well in strong economies, and while gross domestic product growth during the last four quarters slowed modestly from the previous 12-month period, the economy’s continued expansion was still strong enough to support stock-price growth in the small-cap arena.

We also benefited from an overweight in the energy sector; energy stocks soared for much of the period and our energy holdings added significantly to the fund’s outperformance. Good stock selection also played an important role, as we outgained our benchmark in the areas of health care, financials and information technology. The Fund’s strong performance was somewhat offset by weak stock selection in the materials and utilities sectors. In particular, the Fund’s lack of exposure to metals and mining stocks hurt performance.

Some of our winning stocks included Investment Technology Group, Inc. (1.4% of the portfolio’s net assets), a provider of equity trading services; Register, com, Inc. (1.4%), which provides Internet services for businesses and consumers; and Imation Corp. (2.2%), a data-storage company that prospered from solid revenue growth and effective cost-cutting measures.2

As of September 30, 2005, the top five equity holdings in the Fund were CNA Surety Corp. (2.3%), Imation Corp. (2.2%), Oil States International Inc. (1.8%), Innkeepers USA Trust (1.7%) and Colonial BancGroup, Inc. (1.5%).2

Some challenges lie ahead

Looking ahead, we see some headwinds that could challenge small-company stocks. We expect economic growth to decelerate somewhat, the effects of the Federal Reserve’s tightening policy to continue to work their way through the economy and the markets, and high levels of consumer debt to potentially weigh down consumer discretionary stocks.

Consequently, as of the end of our fiscal year, 9.3% of the fund’s assets were in cash and cash equivalents, a higher-than-usual cash level for us.2

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	The S&P 500 Index is an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

BB&T SMALL COMPANY VALUE FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	Since Inception
Class A Shares*	5/19/03	12.74%	22.60%
Class B Shares**	5/19/03	14.79%	23.78%
Class C Shares***	5/19/03	18.71%	24.68%
Institutional Shares	5/19/03	19.99%	25.97%
Russell 2000® Value Index	5/31/03	17.75%	23.00%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Russell 2000® Value Index an unmanaged index which is comprised of the securities found in the Russell 2000® with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

BB&T SMALL COMPANY GROWTH FUND

PORTFOLIO MANAGER

David P. Nolan

The BB&T Small Company Growth Fund is managed by David P. Nolan. A graduate of Wake Forest University, where he received a B.S. in Business, Mr. Nolan managed common and collective trust funds from 1985 to 1993 and has managed the Mid Cap Growth Fund since its inception in 1993. He is supported by the BB&T Growth Equity Portfolio Management Team, which includes Brandon Carl; Zack Schroeder; and Michele Holmes Van Dyke. The team brings to the Fund six decades of combined investment management experience, along with a broad range of growth-stock investing skills.

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Small companies are vastly different, in many ways, from larger corporations, and successfully investing in the small-cap sector—which we define as companies having market capitalizations under $3 billion—requires special care and discipline. With small stocks, for example, the risk we confront is more company-specific than market-related; these stocks tend to move more on news about their individual company or on industry dynamics than do larger stocks. There also is less efficiency in the pricing of small-company stocks. All these factors make small-company stocks more risky, yet they are laden with enormous opportunities for long-term growth and stock-price appreciation. Investors should never forget that from small companies with promising ideas, come large companies with dominant market positions.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 21.93% (Institutional Shares), compared to 17.97% for its benchmark, the Russell 2000® Growth Index.

We rode gains in telecom, technology and health care

The Fund had a good year, significantly outperforming the S&P 500 Index1 and our primary benchmark, the Russell 2000® Growth Index.

This outperformance was due, in large measure, to sterling returns from some of our telecommunications, technology and health care holdings, such as Alamosa Holdings Inc. (3.5% of the portfolio’s net assets), a provider of wireless communications services; Comtech Telecommunications (1.9%), which designs, produces and markets sophisticated components and systems used by the Defense Dept.; SFBC International, Inc. (2.1%), which provides research and development services for pharmaceutical and biotechnology companies; and Chemed Corp. (1.9%), a provider of home healthcare services.2

Also, the Fund’s overweight in energy for much of the latter half of our reporting period, also helped immensely, as energy stocks had a big run. Holdings such as Atwood Oceanics, Inc. (2.1%) and Superior Energy Services, Inc. (1.9%) contributed to the Fund’s outsized performance. Further, we benefited on a relative basis from a distinct underweight in consumer discretionary stocks, which did poorly as a group in the last quarter of our period.2

As of September 30, 2005, the top five equity holdings in the Fund were Alamosa Holdings, Inc. (3.5%), Foundation Coal Holdings, Inc. (2.6%), Cutera, Inc. (2.4%), Arris Group, Inc. (2.4%) and Labor Ready, Inc. (2.3%).2

Looking forward, we face cyclical risk aversion

Small-cap stocks generally perform best in an expanding economy, when investors are more inclined to take on risk. At present, however, we are at a point in the economic cycle when investors are looking to assume less risk. In this slower-growth environment, many investors opt for larger, more-established companies, and this presents a challenge to a small-cap fund such as ours.

However, these circumstances could be temporary. We hope that the Federal Reserve’s series of rate hikes will come to an end reasonably soon. A cessation, especially if eventually followed by Fed rate cuts, would be stimulative to the economy and greatly improve the climate for small company growth stocks.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	The S&P 500 Index is an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

BB&T SMALL COMPANY GROWTH FUND

Value of a $10,000 Investment

Average Annual Total Return

As of September 30, 2005	Inception Date	1 Year	5 Year	10 Year
Class A Shares*	12/7/94	14.50%	-12.65%	3.18%
Class B Shares**	1/1/96[3]	16.58%	-12.40%	3.04%
Class C Shares***	2/1/01[3]	20.56%	-12.21%	3.44%
Institutional Shares	12/7/94	21.93%	-11.37%	4.07%
Russell 2000® Growth Index	N/A	17.97%	-2.54%	4.67%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[3]	Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which if reflected, would have lowered performance. Class C Shares were not in existence before 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the Russell 2000® Growth Index, an unmanaged index which is comprised of the securities in the Russell 2000® Index which have a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SPECIAL OPPORTUNITIES EQUITY FUND

PORTFOLIO MANAGER

George F. Shipp, CFA

The BB&T Special Opportunities Equity Fund is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, Inc., subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than four decades of combined investment management experience, along with a broad range of investing skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We believe investors that seek above-average returns need to ‘dare to be different’ with a portion of their assets. The Fund is designed to be different from most mutual fund alternatives, in that it is a concentrated portfolio with the flexibility to shift among styles in order to achieve the best perceived combination of underlying growth potential at the lowest available valuation. Our concentrated portfolio of 24-28 companies gives us the opportunity to meaningfully benefit from our best ideas. We also believe that long-term performance can be enhanced if a portfolio manager has the ability to shift from large companies to small ones, or so-called “value” stocks to “growth,” based upon ever-shifting cycles in popularity and therefore relative valuation. Our approach should result in a portfolio that is well diversified by industry, company size, and style.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 20.29% (Institutional Shares), compared to 12.25% for its benchmark, the S&P 500 Index. We were pleased to generate a positive return in all four quarters.

Energy dominated the investment landscape, especially in 2005’s first nine months

Oil prices rose 33% during the twelve months, with tight global supply/demand throughout the period exacerbated by hurricane-induced supply disruptions more recently. In the first nine months of calendar 2005, the S&P Energy sector surged 40%, whereas all other groups (90% of the combined market capitalization) declined by nearly 2%. The Fund thus benefited from our earlier decision to overweight Energy shares, which was based primarily on our view that commodity prices would remain high as a result of the growth of energy-hungry Asian economies and their effect upon existing reserves that appear to be depleting particularly rapidly in politically stable regions.

Energy represented 10.7% of the Fund’s assets at the beginning of the period, and that had grown to 12.6% of the portfolio (which compared to the sector’s 10.3% weighting in the S&P 500) by September 30, 2005. Among the portfolio changes we made during the year, we sold natural gas producer XTO Energy, whose “acquire and exploit” strategy seemed likely to become more expensive in a high-priced environment, and bought leading oil services firm Weatherford International, in our opinion, whose directional drilling and other services should remain in high demand.1

Our turnover was relatively low, as we took an “if it ain’t broke, don’t fix it” approach

Thankfully, our gains were not confined to the Energy sector. We were fortunate to benefit from appreciation greater than 20% in managed healthcare leader Coventry Health Care, Inc. (4.1%), MedCath Corp. (3.9%), Symantec Corp. (4.0%), Manor Care, Inc. (3.2%), and WCI Communities, Inc. (3.7%). We owned all of those positions throughout the 12 months, in fact of 28 stocks owned by the Fund at September 30, 2004, we retained 21 (75%) a year later.1

We admire those who can trade in-and-out of positions with skill, but we proved to ourselves long ago that is not our strength. The good news is that our style, which ideally would allow us to accumulate solid and time-tested companies when their valuations are distressed (a.k.a. “cheap”), may prove relatively tax-efficient in the long-run.

Alas, not every position was a winner. Of the 28 stocks in the Fund as of September 30, 2005, we had an unrealized loss in six. They were a diverse bunch: Lexmark International, Inc. (3.0% of net assets), Anheuser-Busch Companies, Inc. (3.0%), Comcast Corp.-Class A (3.8%), PACCAR, Inc. (3.7%), First Data Corp. (3.7%), and ATI Technologies, Inc. (2.5%). With the exception of Lexmark, subsequently sold to lock in the loss, we continue to like the fundamental prospects for those holdings.1

As of September 30, 2005, the top five equity holdings in the Fund (as a percentage of assets) were Weatherford International, Ltd. (4.3%), Pioneer Natural Resources Co. (4.3%), Smithfield Foods, Inc. (4.2%), Coventry Health Care, Inc. (4.1%), and Apache Corp. (4.0%).1

We believe the Fund is well positioned for the year ahead

It seems reasonable to expect a degree of economic softness entering 2006, due to the run-up in energy costs already experienced, the lagged effect of higher interest rates on consumer spending, a probable slow-down in the housing market, and the weakened state of the auto industry. Those headwinds have been much discussed, however, and thus may be well discounted in today’s stock prices. We continue to find stock valuations quite reasonable in relation to prevailing interest rates, profitability, and historical norms.

Our philosophy is not to vainly predict the unknowable future, but to prepare for uncertainty by accumulating companies with proven track records at perceived-attractive valuations. We believe investors who own such a portfolio should be rewarded over time.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2005 and is subject to change.

BB&T SPECIAL OPPORTUNITIES EQUITY FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	Since Inception
Class A Shares*	6/2/03	13.13%	18.68%
Class B Shares**	6/2/03	15.09%	19.79%
Class C Shares***	6/2/03	19.16%	20.83%
Institutional Shares	6/2/03	20.29%	22.00%
S&P 500 Index	5/31/03	12.25%	12.95%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGER

UBS Global Asset Management

The BB&T International Equity Fund is managed by Thomas Madsen, CFA, Managing Director and Global Head of Equities for UBS Global Asset Management, subadviser to the Fund. Mr. Madsen, who joined UBS in 2000, earned a B.B.A. and M.S. degrees from the University of Wisconsin–Madison and has 26 years of investment industry experience.

INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Our investment philosophy focuses on a stock’s price, relative to its intrinsic (or fundamental) value. We identify discrepancies between a security’s intrinsic value and its observed market price—both across and within global equity markets. We attempt to exploit these discrepancies using a disciplined fundamental approach. Our research teams evaluate companies in their markets around the world and assign relative price/value rankings based on the present value of each company’s expected future cash flows. Our equity strategy team utilizes a global network of resources to systematically develop portfolio strategy in the context of integrated global capital markets. Currency strategies are developed separately and coordinated with country allocations. The result is a diversified portfolio of international stocks that we believe could provide solid, long-term performance while potentially managing risk.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 19.61% (Institutional Shares), compared to 25.79% for its benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (the “MSCI EAFE”).

Foreign stocks raced ahead of U.S. equities

International markets generally did much better than the U.S. stock market; the MSCI EAFE Index returned nearly twice the S&P 500 Index’s 12.25% gain for the 12 months that ended September 30, 2005, and continued a trend of global outperformance that stretches back several years.

While our Fund also outpaced the domestic stock market by a wide margin, we did underperform our international benchmark. This was mainly due to our underweight in the materials sectors—the metals group, in particular, had a very strong period—and below-par performance among our banking holdings, especially European banks such as Royal Bank of Scotland Group PLC (2.3% of the portfolio’s net assets) and ABN AMRO Holding NV (2.2%). Our outsized allocation to telecommunication services, which underperformed, also hurt the Fund’s return, though we remain bullish on the telecom sector.1

In prior years, returns in international returns were due in large measure to currency conditions that were favorable for U.S. investors. When foreign gains were converted to dollars-and the dollar was mostly weaker relative to foreign currencies–U.S. investors benefited from the currency exchange, as these gains were magnified.

This past year, however, a lot of the story in global investing has centered around China’s enormous appetite for commodities and other materials. Energy stocks were big performers, of course, and many of the world’s energy companies are based outside the U.S. Emerging markets also did very well; the Fund’s exposure in emerging markets helped our relative performance.1

Two other countries of great interest to us are Japan and Germany, both of which recently went through momentous elections and seem to be poised for significant economic reform. In the last quarter of our fiscal year, we added to our positions in both countries.

As of September 30, 2005, 45.1% of the Fund’s holdings was invested in Continental Europe, 24.3% in the United Kingdom, 22.5% in Japan, 5.0% in other Pacific Basin countries, 2.1% in the world’s emerging markets and 1.0% in cash and cash equivalents.1

The Fund’s top five equity holdings were Total Fina ELF SA (3.7%), Vodafone Group PLC (3.7%), BP Amoco Co. (3.1%), Credit Suisse Group (2.5%), Royal Bank of Scotland Group PLC (2.2%).1

Foreign stocks offer potentially valuable diversification

Going forward, we anticipate that international equity valuations will be pretty much in line with U.S. equity valuations. With this in mind, and factoring in the outperformance of global markets over much of the last three years, we expect returns from foreign stocks to be in the same broad range as U.S. stock returns.

That said, international investing continues to offer U.S. investors the chance to diversify outside the domestic market. Over the last 20 years, not once have the S&P 500 Index and MSCI EAFE Index finished within five percentage points of one another. This lack of correlation should continue to present the opportunity to diversify in international markets.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2005 and is subject to change.

BB&T INTERNATIONAL EQUITY FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	1/2/97	12.53%	-2.23%	2.35%
Class B Shares**	1/2/97	14.34%	-2.00%	2.28%
Class C Shares***	2/1/01[2]	18.38%	-1.83%	2.29%
Institutional Shares	1/2/97	19.61%	-0.88%	3.29%
MSCI EAFE Index	12/31/96	25.79%	3.16%	5.50%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund is measured against the MSCI EAFE Index, an unmanaged index which is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SHORT U.S. GOVERNMENT FUND

PORTFOLIO MANAGER

Kevin E. McNair, CFA

The BB&T Short U.S. Government Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a B.A. in Economics from the University of North Carolina-Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; David T. Johnson; Robert F. Millikan, CFA; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

PORTFOLIO MANAGERS’ PERSPECTIVE

“This high-quality bond fund is geared toward investors looking for current income to meet their short-term needs, with limited fluctuations in principal. We seek to provide value by rotating among different sectors of the taxable, fixed-income market—Treasuries, mortgage-backed securities, agency paper and corporate debt— purchasing securities that offer the most potential for relative outperformance, and limiting movements in the portfolio’s duration within a relatively tight range.”

The Fund has changed its standardized benchmark from the Merrill Lynch 1-5 Year U.S. Treasury Index to the Merrill Lynch 1-5 Year U.S. Treasuries/ Agencies Index to provide a more appropriate market comparison. For the 12 months ended September 30, 2005, the Fund produced a total return of 1.21% (Institutional Shares), compared to 0.91% and 0.74% for the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index and the Merrill Lynch 1-5 Year U.S. Treasury Index, respectively.

Surging short-term rates pressured performance

Federal Reserve decisions, particularly the raising or lowering of the short-term Fed Funds rate, dictate performance of the short end of the yield curve—the section where our Fund operates. (Intermediate- and long-term rates are affected more by the market’s inflation expectations and other factors.)

During the last 12 months, the Fed continued its tightening policy and raised the Fed Funds rate eight times, or two full percentage points. Consequently, the two-year Treasury yield rose 157 basis points (1.57%), a considerable, one-year leap. While higher yields are good for investors who stress current income, rising rates drive bond prices lower, and as would be expected, compromised the Fund’s total return during the period.

We did, however, generate a positive return for our fiscal year, largely due to income from the securities we owned.

As of September 30, 2005, the effective duration of the Short U.S. Government Fund was 1.64 years. Approximately 48.7% of the portfolio was invested in U.S. government agency securities, 26.2% in mortgage-backed securities, 18.9% in securities issued by the U.S. Treasury, 3.1% in corporate debt and 3.1% in cash and cash equivalents. The portfolio’s average credit quality was Aaa (as rated by Moody’s).1,2

We are positioned for an eventual lowering of interest rates

Earlier in our reporting period, we emphasized “spread product,” securities other than Treasuries, such as agency and mortgage-backed debt. But in recent months, we began increasing our allocation to Treasury securities. We believe that, once the Fed stops raising rates, Treasury exposure will be constructive. We don’t think we’re there yet, since the Fed is likely to raise rates at least twice more in 2005 and perhaps even extend its tightening bias into 2006.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2005 and is subject to change.

[2]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T SHORT U.S. GOVERNMENT FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	10 Year
Class A Shares*	11/30/92	-2.07%	2.91%	3.92%
Institutional Shares	11/30/92	1.21%	3.78%	4.49%
Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index	N/A	0.91%	4.72%	5.35%
Merrill Lynch 1-5 Year U.S. Treasury Index	N/A	0.74%	4.59%	5.28%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund has changed its standardized benchmark from the Merrill Lynch 1-5 Year U.S. Treasury Index to the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index to provide a more appropriate market comparison. The Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index includes U.S. government and agency bonds that have a minimum issue size of $150 million. The Merrill Lynch 1-5 Year U.S. Treasuries Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years. The Merrill Lynch 1-5 Year U.S. Treasury Index measures the performance of U.S. Government bonds in that maturity range. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T INTERMEDIATE U.S. GOVERNMENT FUND

PORTFOLIO MANAGER

Brad D. Eppard, CFA

The BB&T Intermediate U.S. Government Fund is managed by Brad D. Eppard, CFA. Mr. Eppard received a B.S. in Business Administration/Accounting from Radford University and has been managing investors’ money since 1986. Mr. Eppard is supported by the BB&T Fixed Income Portfolio Management Team, which includes David T. Johnson; Kevin E. McNair, CFA; Robert F. Millikan, CFA; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

PORTFOLIO MANAGERS’ PERSPECTIVE

“This high-quality bond fund should be attractive to investors seeking to capture the total return available from intermediate-term U.S. government bonds. Our process attempts to identify those securities and sectors that are most attractively priced and offer the best potential for relative outperformance. We seek to provide value by strategically investing along the yield curve and rotating among sectors—Treasuries, mortgage-backed securities, agency paper and corporate debt—while keeping movements in the portfolio’s duration within a relatively tight range.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 2.34% (Institutional Shares), compared to 2.87% for its benchmark, the Lehman Brothers U.S. Government/Mortgage Bond Index.

Our ‘barbell’ approach was productive

Although rates hikes were much more dramatic at the short end of the yield curve, where the Fund had only a modest allocation—the generally rising trend in rates over the last 12 months forced us to work with particular diligence to produce a positive return (Institutional Shares).

Continued, decent economic growth over the past 12 months allowed the Federal Reserve to maintain its strategy of controlling inflation by raising short-term rates, which resulted in a flattening yield curve. In anticipation of a flatter curve, we believed it prudent to employ a “barbell” strategy—in which assets were concentrated in long-term Treasuries and agency securities with short, one-time call features, and with relatively little intermediate-term debt—and our approach worked well. We were able to capture price appreciation on the long end and earn attractive yield on the agency securities, while avoiding much of the price deterioration that occurred in securities with intermediate maturities. We believe a greater exposure to long treasuries may have helped the Fund outperform its benchmark.

On a sector basis, government securities performed well against corporate bonds during the period. We expect this trend to continue, as we believe we are at the top of the credit cycle, and we have removed all corporate bonds from our portfolio. We also have increased our agency/mortgage-backed security exposure. In combination with U.S. Treasuries, this portfolio allocation is intended to provide a favorable yield and total return, while managing credit risk.

As of September 30, 2005, the effective duration of the Intermediate U.S. Government Fund was 4.32 years.1 Approximately 50.2% of the portfolio was invested in mortgage-backed securities, 38.9% in U.S. government agency securities, 10.4% in securities issued by the U.S. Treasury, and 0.5% in cash and cash equivalents. The portfolio’s average credit quality was Aaa (as rated by Moody’s).2,3

Future moves hinge on Fed action

Looking ahead, we plan to rotate out of our barbell strategy as the Fed comes to an end in its tightening cycle. We believe the Fed Funds rate, currently 3.75%, will rise another 50 basis points (0.50%) to 4.25%. However, we acknowledge the Fed’s historical tendency to overshoot, and such a miscalculation could cause a significant slowdown in the economy. This possibility is enhanced by higher energy prices, which are likely to curb consumer spending. We believe the Fed will be able to contain inflation, though likely at the expense of economic growth, which would allow interest rates to fall. Thus we may extend portfolio durations if yields move significantly higher in the near term.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T INTERMEDIATE U.S. GOVERNMENT FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	10 Year
Class A Shares*	10/9/92	-3.84%	4.13%	4.78%
Class B Shares**	1/1/96[4]	-2.58%	4.40%	4.56%
Class C Shares***	2/1/01[4]	1.33%	4.73%	5.08%
Institutional Shares	10/9/92	2.34%	5.62%	5.67%
Lehman Brothers U.S. Government/Mortgage Bond Index	N/A	2.87%	6.19%	6.38%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

[4]	Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, would have lowered performance. Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, would have lowered performance.

The Fund is measured by the Lehman Brothers U.S. Government/Mortgage Bond Index an unmanaged index which is widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years, and agency mortgage backed securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T TOTAL RETURN BOND FUND (Formerly the Intermediate Corporate Bond Fund)

PORTFOLIO MANAGER

David M. Ralston

The BB&T Total Return Bond Fund is managed by David M. Ralston, portfolio manager for Sterling Capital Management LLC, subadviser to the Fund. Mr. Ralston co-founded Trinity Capital Advisors in 1989, which merged into Sterling Capital Management in 1991. He is a graduate of Appalachian State University where he received his BSBA in Finance, and has 20 years of investment management experience. Mr. Ralston is supported by Mark Montgomery, CFA; Hung Bui, CFA; Neil Grant, CFA; Mitchell Kaczmarek; Kevin Stoll; and Hak Park.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We apply an active, high-quality approach to managing the Fund, utilizing a multi-faceted process that seeks to add value in both up and down markets. We believe the identification of macroeconomic trends combined with a focus on fundamental research can, ultimately, produce competitive returns.”

The Fund has changed its standardized benchmark from the Lehman Brothers U.S. Credit Index to the Lehman Brothers Aggregate Bond Index to provide a more appropriate market comparison. For the 12 months ended September 30, 2005, the Fund produced a total return of 2.23% (Institutional Shares), compared to 2.80% and 2.74%, for the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Credit Index, respectively. The Fund’s slight underperformance was a result of holding higher quality credits which we believe in the long run is beneficial, but in the short run offered less yield.

Effective July 18,2005, Sterling Capital Management LLC began serving as subadviser to the Fund.*

Sharply lower yields pressured bond prices

The big news in the fixed-income market over the last 12 months was, without question, the continued tightening by the Federal Reserve; the Fed raised short-term rates eight times during the period (11 straight times going back to June 2004).

In terms of duration, the degree of interest-rate risk we think is most appropriate to assume in our portfolio, we are slightly short of our benchmark. We are operating on the assumption that rates are still in a gradually rising mode. We believe that the Fed probably won’t pause until the Fed Funds rate hits at least 4.25%. In recent comments, the Fed has made it clear that it’s more concerned about controlling inflation than about the risk that rising rates could dampen economic growth.

The Fund’s holdings were “barbelled” at the end of the reporting period, with a significant percentage (approximately 13%) held in floating rate instruments and approximately 6% in long U.S. Treasury Notes. We believe this strategy has helped preserve capital as the Fed raised short-term rates.

Regarding sector weightings, it’s our view that a significant investment in spread product (non-Treasury securities) can help maintain higher yields and buffer the portfolio against the possibility of rising rates. Our aim is to out yield our benchmark, while remaining relatively cautious on duration.

As of September 30, 2005, the Fund’s effective duration was 4.44 years.1 Approximately 35.0% of the portfolio was invested in Pass-Through securities, 23.4% in U.S. Treasury and agency securities, 16.6% in corporate obligations, 5.7% in collateralized mortgage-backed securities, 4.9% in asset-backed securities, 2.9% in municipal bonds and 11.5% in cash and cash equivalents. The Fund’s average credit quality was Aa1 (as rated by Moody’s).2,3

The Fed will continue to battle inflation

Looking ahead, we believe the economy could slow in 2006. We see an inflationary bulge moving through the system, which could push the Fed to tighten perhaps excessively. Further, considering corporate earnings reports, a lot of companies are talking about passing higher costs on to the consumer, which–along with higher energy costs, moderating housing prices and high personal debt levels–could dampen consumer spending this holiday season and beyond.

We are keenly aware of the potential risk of a sustained further rise in rates. Should inflation spread outside of the energy and commodity areas of the economy, we would definitely become even more mindful of capital preservation.

*	Sterling Capital Management LLC is a majority owned, non-bank subsidiary of BB&T Corporation, and is an affiliate of BB&T Asset Management, Inc. Sterling serves as subadvisor to the BB&T Total Return Bond Fund, and is paid a fee for its services.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T TOTAL RETURN BOND FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	12/2/99	-4.02%	4.85%	5.02%
Class B Shares**	12/2/99	-2.68%	5.15%	5.18%
Class C Shares***	2/1/01[4]	1.21%	5.35%	5.35%
Institutional Shares	12/2/99	2.23%	6.35%	6.33%
Lehman Brothers Aggregate Bond Index	11/30/99	2.80%	6.62%	6.82%
Lehman Brothers U.S. Credit Index	11/30/99	2.74%	7.72%	7.52%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund has changed its standardized benchmark from the Lehman Brothers U.S. Credit Index to the Lehman Brothers Aggregate Bond Index to provide a more appropriate market comparison. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Lehman Brothers U.S. Credit Index is generally representative of fixed-rate, non-convertible domestic corporate debt securities. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T KENTUCKY INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Kentucky Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for Kentucky residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 1.28% (Institutional Shares), compared to 2.03% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index. The Fund’s slight underperformance versus its benchmark was a result of more exposure to the 3-5 year part of the yield curve, which suffered the most as interest rates rose. The Fund also had a higher quality and therefore a lower yield.

Higher, short-term yields pressured bond prices

As with the taxable bond market, municipal bonds were challenged by rising interest rates, especially at the short end of the yield curve. During the last 12 months, two-year municipal yields leaped 110 basis points (1.10%), while 10-year yields rose just 15 basis points (0.15%) and 30-year yields actually declined 24 basis points (0.24%).

One significant effect of such a sharp steepening on the front end of the yield curve is that bond issuers are inclined to refund older securities and issue new ones. Consequently, we saw a lot of bond refunding throughout the year, accompanied by increased supply in the 5-to-10-year segment of the yield curve—which dampened bond prices somewhat.

With a near-record pace of refunding, our strategy was to play the flattening yield curve trade, by buying bonds with long maturities (20 years and longer). We also owned a number of floating-rate bonds at the front end of the yield curve, and took measures to underweight the troublesome 5-to-10-year segment.

We also tried to emphasize callable bonds, which provided extra income and worked to partially offset lackluster bond price appreciation.

As of September 30, 2005, 99.3% of the Fund’s bond holdings were debt instruments issued by government entities in Kentucky, and 0.7% were securities issued in Puerto Rico. Approximately 70.1% was invested in revenue bonds, 17.5% in pre-refunded securities, 4.8% in general obligation bonds, 4.4% escrowed to maturity and 3.2% in cash and cash equivalents. The effective duration of the portfolio was 5.40 years and the average credit quality was Aa1 (as rated by Moody’s).1,2,3

Municipal bonds offer relatively high yields, relative credit stability

We believe this is a good time to be invested in municipal bonds. As we go through what we expect to be the last stages of the Fed’s tightening cycle, the credit markets could be volatile. But looking beyond the next three to six months, we think the environment for municipal bonds is especially constructive.

With municipal yields at their present levels, investors in the top tax brackets can realize tax-equivalent yields of about 6% on a 10-year municipal bond. Given expectations of stocks returning 7-8% in annualized returns, a 6% tax-equivalent yield on high-quality bonds is, in our mind, a pretty attractive opportunity.

Further, municipal credit quality is high and defaults are low—especially compared to the corporate bond market, where we anticipate a degree of credit deterioration in the months ahead.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T KENTUCKY INTERMEDIATE TAX-FREE FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	Since Inception
Class A Shares*	2/24/03	-2.01%	2.14%
Institutional Shares	2/24/03	1.28%	2.90%
Lehman Brothers 7-Year Municipal Bond Index	2/28/03	2.03%	3.31%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T MARYLAND INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Maryland Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Maryland municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Maryland municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for Maryland residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 1.60% (Institutional Shares), compared to 2.03% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index. The Fund’s slight underperformance versus its benchmark was a result of more exposure to the 3-5 year part of the yield curve, which suffered the most as interest rates rose. The Fund also had a higher quality and therefore a lower yield.

Higher, short-term yields pressured bond prices

As with the taxable bond market, municipal bonds were challenged by rising interest rates, especially at the short end of the yield curve. During the last 12 months, two-year municipal yields leaped 110 basis points (1.10%), while 10-year yields rose just 15 basis points (0.15%) and 30-year yields actually declined 24 basis points (0.24%).

One significant effect of such a sharp steepening on the front end of the yield curve is that bond issuers are inclined to refund older securities and issue new ones. Consequently, we saw a lot of bond refunding throughout the year, accompanied by increased supply in the 5-to-10-year segment of the yield curve–which dampened bond prices somewhat.

With a near-record pace of refunding, our strategy was to play the flattening yield curve trade, by buying bonds with long maturities (20 years and longer). We also owned a number of floating-rate bonds at the front end of the yield curve, and took measures to underweight the troublesome 5-to-10-year segment.

We also tried to emphasize callable bonds, which provided extra income and worked to partially offset lackluster bond price appreciation.

As of September 30, 2005, 98.9% of the Fund’s bond holdings were debt instruments issued by government entities in Maryland, and 1.1% were securities issued in Puerto Rico. Approximately 51.3% was invested in general obligation bonds, 36.8% in revenue bonds, 7.7% in pre-refunded securities, 0.6% escrowed to maturity and 3.6% in cash and cash equivalents. The effective duration of the portfolio was 5.31 years and the average credit quality was Aa1 (as rated by Moody’s).1,2,3

Municipal bonds offer relatively high yields, relative credit stability

We believe this is a good time to be invested in municipal bonds. As we go through what we expect to be the last stages of the Fed’s tightening cycle, the credit markets could be volatile. But looking beyond the next three to six months, we think the environment for municipal bonds is especially constructive.

With municipal yields at their present levels, investors in the top tax brackets can realize tax-equivalent yields of about 6% on a 10-year municipal bond. Given expectations of stocks returning 7-8% in annualized returns, a 6% tax-equivalent yield on high-quality bonds is, in our mind, a pretty attractive opportunity.

Further, municipal credit quality is high and defaults are low—especially compared to the corporate bond market, where we anticipate a degree of credit deterioration in the months ahead.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T MARYLAND INTERMEDIATE TAX-FREE FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	Since Inception
Class A Shares*	2/24/03	-1.72%	1.49%
Institutional Shares	2/24/03	1.60%	2.72%
Lehman Brothers 7-Year Municipal Bond Index	2/28/03	2.03%	3.31%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T North Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Michael D. Nichols, CFA. The team brings to the Fund more than six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in North Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of North Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for North Carolina residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 1.80% (Institutional Shares), compared to 2.03% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index. The Fund’s slight underperformance versus its benchmark was a result of more exposure to the 3-5 year part of the yield curve, which suffered the most as interest rates rose. The Fund also had a higher quality and therefore a lower yield.

Higher, short-term yields pressured bond prices

As with the taxable bond market, municipal bonds were challenged by rising interest rates, especially at the short end of the yield curve. During the last 12 months, two-year municipal yields leaped 110 basis points (1.10%), while 10-year yields rose just 15 basis points (0.15%) and 30-year yields actually declined 24 basis points (0.24%).

One significant effect of such a sharp steepening on the front end of the yield curve is that bond issuers are inclined to refund older securities and issue new ones. Consequently, we saw a lot of bond refunding throughout the year, accompanied by increased supply in the 5-to-10-year segment of the yield curve—which dampened bond prices somewhat.

With a near-record pace of refunding, our strategy was to play the flattening yield curve trade, by buying bonds with long maturities (20 years and longer). We also owned a number of floating-rate bonds at the front end of the yield curve, and took measures to underweight the troublesome 5-to-10-year segment.

We also tried to emphasize callable bonds, which provided extra income and worked to partially offset lackluster bond price appreciation.

As of September 30, 2005, 100% of the Fund’s bond holdings were debt instruments issued by government entities in North Carolina. Approximately 43.9% was invested in revenue bonds, 29.9% in general obligation bonds, 11.7% in pre-refunded securities, 11.0% escrowed to maturity, 2.0% in certificates of participation and 1.5% in cash and cash equivalents. The effective duration of the portfolio was 5.49 years and the average credit quality was Aa1 (as rated by Moody’s).1,2,3

Municipal bonds offer relatively high yields, relative credit stability

We believe this is a good time to be invested in municipal bonds. As we go through what we expect to be the last stages of the Fed’s tightening cycle, the credit markets could be volatile. But looking beyond the next three to six months, we think the environment for municipal bonds is especially constructive.

With municipal yields at their present levels, investors in the top tax brackets can realize tax-equivalent yields of about 6% on a 10-year municipal bond. Given expectations of stocks returning 7-8% in annualized returns, a 6% tax-equivalent yield on high-quality bonds is, in our mind, a pretty attractive opportunity.

Further, municipal credit quality is high and defaults are low—especially compared to the corporate bond market, where we anticipate a degree of credit deterioration in the months ahead.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	10 Year
Class A Shares*	10/16/92	-1.56%	4.06%	3.92%
Institutional Shares	10/16/92	1.80%	4.85%	4.39%
Lehman Brothers 7-Year Municipal Bond Index	N/A	2.03%	5.71%	5.47%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T South Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in South Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of South Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for South Carolina residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 1.62% (Institutional Shares), compared to 2.03% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index. The Fund’s slight underperformance versus its benchmark was a result of more exposure to the 3-5 year part of the yield curve, which suffered the most as interest rates rose. The Fund also had a higher quality and therefore a lower yield.

Higher, short-term yields pressured bond prices

As with the taxable bond market, municipal bonds were challenged by rising interest rates, especially at the short end of the yield curve. During the last 12 months, two-year municipal yields leaped 110 basis points (1.10%), while 10-year yields rose just 15 basis points (0.15%) and 30-year yields actually declined 24 basis points (0.24%).

One significant effect of such a sharp steepening on the front end of the yield curve is that bond issuers are inclined to refund older securities and issue new ones. Consequently, we saw a lot of bond refunding throughout the year, accompanied by increased supply in the 5-to-10-year segment of the yield curve–which dampened bond prices somewhat.

With a near-record pace of refunding, our strategy was to play the flattening yield curve trade, by buying bonds with long maturities (20 years and longer). We also owned a number of floating-rate bonds at the front end of the yield curve, and took measures to underweight the troublesome 5-to-10-year segment.

We also tried to emphasize callable bonds, which provided extra income and worked to partially offset lackluster bond price appreciation.

As of September 30, 2005, 100% of the Fund’s bond holdings were debt instruments issued by government entities in South Carolina. Approximately 46.9% was invested in revenue bonds, 34.1% in general obligation bonds, 13.8% in pre-refunded securities, 2.9% escrowed to maturity and 2.3% in cash and cash equivalents. The effective duration of the portfolio was 5.44 years and the average credit quality was Aa1 (as rated by Moody ‘s).1,2,3

Municipal bonds offer relatively high yields, relative credit stability

We believe this is a good time to be invested in municipal bonds. As we go through what we expect to be the last stages of the Fed’s tightening cycle, the credit markets could be volatile. But looking beyond the next three to six months, we think the environment for municipal bonds is especially constructive.

With municipal yields at their present levels, investors in the top tax brackets can realize tax-equivalent yields of about 6% on a 10-year municipal bond. Given expectations of stocks returning 7-8% in annualized returns, a 6% tax-equivalent yield on high-quality bonds is, in our mind, a pretty attractive opportunity.

Further, municipal credit quality is high and defaults are low—especially compared to the corporate bond market, where we anticipate a degree of credit deterioration in the months ahead.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	10/20/97	-1.62%	4.23%	4.01%
Institutional Shares	10/20/97	1.62%	5.04%	4.56%
Lehman Brothers 7-Year Municipal Bond Index	10/31/97	2.03%	5.71%	5.27%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for Virginia residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 1.66% (Institutional Shares), compared to 2.03% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index. The Fund’s slight underperformance versus its benchmark was a result of more exposure to the 3-5 year part of the yield curve, which suffered the most as interest rates rose. The Fund also had a higher quality and therefore a lower yield.

Higher, short-term yields pressured bond prices

As with the taxable bond market, municipal bonds were challenged by rising interest rates, especially at the short end of the yield curve. During the last 12 months, two-year municipal yields leaped 110 basis points (1.10%), while 10-year yields rose just 15 basis points (0.15%) and 30-year yields actually declined 24 basis points (0.24%).

One significant effect of such a sharp steepening on the front end of the yield curve is that bond issuers are inclined to refund older securities and issue new ones. Consequently, we saw a lot of bond refunding throughout the year, accompanied by increased supply in the 5-to- 10-year segment of the yield curve—which dampened bond prices somewhat. With a near-record pace of refunding, our strategy was to play the flattening yield curve trade, by buying bonds with long maturities (20 years and longer). We also owned a number of floating-rate bonds at the front end of the yield curve, and took measures to underweight the troublesome 5-to-10-year segment.

We also tried to emphasize callable bonds, which provided extra income and worked to partially offset lackluster bond price appreciation.

As of September 30, 2005, 100% of the Fund’s bond holdings were debt instruments issued by government entities in Virginia. Approximately 40.9% was invested in revenue bonds, 40.5% in general obligation bonds, 16.6% in pre-refunded securities and 2.0% in cash and cash equivalents. The effective duration of the portfolio was 5.18 years and the average credit quality was Aa1 (as rated by Moody’s).1, 2, 3

Municipal bonds offer relatively high yields, relative credit stability

We believe this is a good time to be invested in municipal bonds. As we go through what we expect to be the last stages of the Fed’s tightening cycle, the credit markets could be volatile. But looking beyond the next three to six months, we think the environment for municipal bonds is especially constructive.

With municipal yields at their present levels, investors in the top tax brackets can realize tax-equivalent yields of about 6% on a 10-year municipal bond. Given expectations of stocks returning 7-8% in annualized returns, a 6% tax-equivalent yield on high-quality bonds is, in our mind, a pretty attractive opportunity.

Further, municipal credit quality is high and defaults are low—especially compared to the corporate bond market, where we anticipate a degree of credit deterioration in the months ahead.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	5/17/99	-1.58%	4.05%	3.88%
Institutional Shares	5/17/99	1.66%	4.84%	4.34%
Lehman Brothers 7-Year Municipal Bond Index	5/31/99	2.03%	5.71%	5.26%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T West Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes

Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in West Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of West Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for West Virginia residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2005, the Fund produced a total return of 2.22% (Institutional Shares), compared to 2.03% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index. The Fund’s outperformance was due to security selection and yield curve structure. The Fund maintained a barbell structure which helped as the yield curve flattened and bought several undervalued bonds that appreciated nicely during the year.

Higher, short-term yields pressured bond prices

As with the taxable bond market, municipal bonds were challenged by rising interest rates, especially at the short end of the yield curve. During the last 12 months, two-year municipal yields leaped 110 basis points (1.10%), while 10-year yields rose just 15 basis points (0.15%) and 30-year yields actually declined 24 basis points (0.24%).

One significant effect of such a sharp steepening on the front end of the yield curve is that bond issuers are inclined to refund older securities and issue new ones. Consequently, we saw a lot of bond refunding throughout the year, accompanied by increased supply in the 5-to-10-year segment of the yield curve—which dampened bond prices somewhat.

With a near-record pace of refunding, our strategy was to play the flattening yield curve trade, by buying bonds with long maturities (20 years and longer). We also owned a number of floating-rate bonds at the front end of the yield curve, and took measures to underweight the troublesome 5-to-10-year segment.

We also tried to emphasize callable bonds, which provided extra income and worked to partially offset lackluster bond price appreciation.

As of September 30, 2005, 100% of the Fund’s bond holdings were debt instruments issued by government entities in West Virginia. Approximately 87.2% was invested in revenue bonds, 5.1% in general obligation bonds, 3.4% escrowed to maturity, 3.2% in pre-funded securities and 1.1% in cash and cash equivalents. The effective duration of the portfolio was 5.31 years and the average credit quality was Aa1 (as rated by Moody’s).1, 2, 3

Municipal bonds offer relatively high yields, relative credit stability

We believe this is a good time to be invested in municipal bonds. As we go through what we expect to be the last stages of the Fed’s tightening cycle, the credit markets could be volatile. But looking beyond the next three to six months, we think the environment for municipal bonds is especially constructive.

With municipal yields at their present levels, investors in the top tax brackets can realize tax-equivalent yields of about 6% on a 10-year municipal bond. Given expectations of stocks returning 7-8% in annualized returns, a 6% tax-equivalent yield on high-quality bonds is, in our mind, a pretty attractive opportunity.

Further, municipal credit quality is high and defaults are low–especially compared to the corporate bond market, where we anticipate a degree of credit deterioration in the months ahead.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2005 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	10 Year
Class A Shares*	12/17/93[2]	-1.08%	4.33%	4.58%
Institutional Shares	12/1/93[2]	2.22%	5.24%	5.17%
Lehman Brothers 7-Year Municipal Bond Index	N/A	2.03%	5.71%	5.47%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index, which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T PRIME MONEY MARKET FUND

PORTFOLIO MANAGER

Federated Investment Management Company

The BB&T Prime Money Market Fund is managed by a team from Federated Investment Management Company, subadvisor to the Fund. The team is comprised of Deborah A. Cunningham, CFA (senior portfolio manager), Paige Wilhelm (co-portfolio manager), William Jamison, Natalie F. Metz, Mary Ellen Tesla and Mark F. Weiss, CFA, and a group of eight money-market traders. On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

INVESTMENT CONCERNS

Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The Fund’s key objective is to provide high current income while maintaining the stability of our investors’ principal. We also strive to deliver higher income than would be expected from a government money-market fund. To achieve these goals, we employ a ‘barbell’ maturity structure, utilizing floating-rate positions at the very short end of the yield curve and buying longer-term debt with maturities in the range of six to 13 months. We find that this strategy can enable us to remain nimble in a market that is driven, sometimes with challenging volatility, by interest-rate activity.”

Fed action boosted money market rates

Short-term interest rates mean everything to money market funds, and over the last 12 months, they went in the right direction. Throughout the period, the Federal Reserve continued to raise the Fed Funds rate—we’ve now seen 11 consecutive rate hikes since June 2004—which had a direct, significant impact on the short end of the yield curve, where our two funds operate. Consequently, our funds delivered substantially higher returns than what was possible during earlier, low-rate environments.

Looking ahead, while we anticipate that economic growth will slow over the next few months, we still expect the Fed to raise short-term rates at least twice more in the current cycle—which should push money-market yields still higher.

As of September 30, 2005, 38.2% of the BB&T Prime Money Market Fund’s portfolio was invested in variable rate instruments, 25.6% in commercial paper, 17.0% in certificates of deposit, 4.5% in repurchase agreements, 9.4% in collateralized loan agreements, and 5.9% in corporate securities. The average days to maturity of the Fund’s holdings was 43 days, and the average portfolio short-term credit quality was A-1/P-1 (as rated by NAIC).1

[1]	Portfolio composition is as of September 30, 2005, and is subject to change.

[2]	NAIC Approved. The National Association of Insurance Commissioners allows an insurance company to reclassify its money market funds that were classified as Schedule D and rescheduled as Schedule DA part 1. Standard and Poor’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T U.S. TREASURY MONEY MARKET FUND

PORTFOLIO MANAGER

Kevin E. McNair, CFA

The BB&T U.S. Treasury Money Market Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a B.A. in Economics from the University of North Carolina at Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; David T. Johnson; Robert F. Millikan, CFA and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The Fund is designed for investors who seek current income, liquidity and stability, but with an added measure of safety offered by a portfolio that invests exclusively in U.S. Government securities. We have found that conservatively laddering the portfolio with Treasury securities and overnight repurchase agreements allows us to take advantage of higher yields along the yield curve. Laddering also provides us with the flexibility to react swiftly to changes in government policy, which can affect money market instruments. An added benefit is the state and local tax exemption provided by the income earned on the portfolio’s Treasury securities. Tax-exempt income boosts the Fund’s after-tax yields for investors, especially those who live in high-tax states.”

Yields began to rise in the last six months

Short-term interest rates mean everything to money market funds, and over the last 12 months, they went in the right direction. Throughout the period, the Federal Reserve continued to raise the Fed Funds rate—we’ve now seen 11 consecutive rate hikes since June 2004—which had a direct, significant impact on the short end of the yield curve, where our two funds operate. Consequently, our funds delivered substantially higher returns than what was possible during earlier, low-rate environments.

Looking ahead, while we anticipate that economic growth will slow over the next few months, we still expect the Fed to raise short-term rates at least twice more in the current cycle—which should push money-market yields still higher.

As of September 30, 2005, 50.8% of the BB&T U.S. Treasury Money Market Fund’s portfolio was invested in repurchase agreements, 38.0% in U.S. Treasury Bills and 11.2% in U.S. Treasury Notes. The average days to maturity of the Fund’s holdings was 27 days, and the average credit quality was AAA as rated by Standard and Poor’s.1 The Fund’s significant position in repurchase agreements is a product of our expectation that the Fed Funds rate, currently at 3.75% (as of September 30, 2005), will continue to rise in the coming months.2

[1]	Standard and Poor’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

[2]	Portfolio composition is as of September 30, 2005, and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER FUNDS

PORTFOLIO MANAGER

The BB&T Capital Manager Funds are managed by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, CFA; Richard B. Jones, CFA; Robert F. Millikan, CFA; and Eric Farls, CFA. The team brings to the Fund over six decades of combined investment management experience, along with a broad range of specialized skills encompassing value stocks, growth stocks and fixed-income securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The great appeal, and principal benefit, of all of our Capital Manager Funds is that, by investing in underlying portfolios of multiple BB&T Funds, they are very broadly diversified among various, distinct asset classes and sectors. This enables investors who might be overwhelmed by the challenges of staying abreast of the financial markets, to take advantage of active professional management. We constantly monitor events in stock and bond markets in all domestic sectors and around the world, and we periodically rebalance each Capital Manager Fund back to predetermined allocation targets. With the Capital Manager Equity Fund, for example, nearly all of our assets normally will be invested in stock funds, but the precise composition of the portfolio will be based on prevailing market conditions.”

Capital Manager Conservative Growth Fund

Capital Manager Moderate Growth Fund

Capital Manager Growth Fund

Capital Manager Equity Fund

We maintained a bias for stocks

We are very pleased with the performance of all four Capital Manager Funds over the last 12 months. During the fiscal year, stocks outdistanced bonds—for example, the S&P 500 Index gained 12.25%, while the Lehman Brothers Intermediate Government Bond Index rose just 2.58%—and, as expected, funds with larger allocations to stocks performed better than fund with more conservative targets.

Both the BB&T Capital Manager Equity Fund, with a nearly 100% weighting in stocks, and the BB&T Capital Manager Growth Fund, with a roughly 75% allocation to stocks, outperformed the S&P 500 Index (Class A shares, before the sales charge). This performance underscored the strong results posted by many of our underlying equity portfolios. Especially productive were allocations to the BB&T Large Company Value, International Equity, Mid Cap Value, Mid Cap Growth, Small Company Value and Small Company Growth Funds.

Our two more conservative portfolios, the BB&T Capital Manager Moderate Growth and Capital Manager Conservative Growth Funds produced solid returns, along with unusually broad diversification across many equity and fixed-income sectors.

With regard to our bond-portfolio investments, all Capital Manager Fund assets allocated to the fixed-income class (except for money markets) have been invested in the BB&T Total Return Bond Fund. This Fund implements our fixed-income philosophy, which focuses on total return through investments in intermediate-term, high-quality securities in multiple sectors.

As of September 30, 2005, these were the stock/ bond/cash allocations for each of the four Capital Manager Funds1:

	Common Stocks	Bonds	Cash/Cash Equivalents
Capital Manager Conservative Growth Fund	40.2%	56.5%	3.3%
Capital Manager Moderate Growth Fund	60.2%	36.6%	3.2%
Capital Manager Growth Fund	75.0%	21.8%	3.2%
Capital Manager Equity Fund	96.7%	0.0%	3.3%

Stocks should continue to outperform bonds

In the near term, we expect higher energy prices and continued Fed tightening, among other factors, to cause some turbulence and we are prepared for a measure of volatility in both the equity and fixed-income arenas. However, the corporate sector’s financial health remains strong, and while a short-term, economic slowdown would be no surprise, we don’t expect a full-blown recession to develop. Looking ahead, we believe stocks may outperform bonds over the next six to 12 months and our Funds are positioned appropriately.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2005, and is subject to change.

BB&T CAPITAL MANAGER CONSERVATIVE GROWTH FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	Since Inception
A Shares*	1/29/98[2]	1.19%	0.80%	3.05%
B Shares**	1/29/99[3]	2.58%	1.13%	3.27%
C Shares***	2/1/01[4]	6.58%	1.27%	3.36%
Institutional Shares	10/2/97	7.70%	2.28%	4.11%
S&P 500 Index	10/3/97	12.25%	-1.49%	4.65%
Lehman Brothers Int. Government Bond Index	9/30/97	1.31%	5.51%	5.62%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[2]	Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]	Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER MODERATE GROWTH FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	Since Inception
A Shares*	1/29/98[2]	4.00%	-0.36%	2.76%
B Shares**	1/29/99[3]	5.72%	-0.08%	2.92%
C Shares***	2/1/01[4]	9.62%	0.21%	3.12%
Institutional Shares	10/2/97	10.69%	1.10%	3.78%
S&P 500 Index	10/3/97	12.25%	-1.49%	4.65%
Lehman Brothers Int. Government Bond Index	9/30/97	1.31%	5.51%	5.62%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[2]	Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]	Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER GROWTH FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	5 Year	Since Inception
A Shares*	1/29/98[2]	6.05%	-1.80%	2.25%
B Shares**	1/29/99[3]	7.68%	-1.56%	2.43%
C Shares***	2/1/01[4]	11.61%	-1.31%	2.56%
Institutional Shares	10/2/97	12.89%	-0.37%	3.23%
S&P 500 Index	10/3/97	12.25%	-1.49%	4.65%
Lehman Brothers Int. Government Bond Index	10/2/97	1.31%	5.51%	5.62%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[2]	Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]	Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER EQUITY FUND

Value of a $10,000 Investment

Average Annual Total Returns

As of September 30, 2005	Inception Date	1 Year	Since Inception
A Shares*	3/19/01	8.39%	1.02%
B Shares**	3/19/01	10.11%	1.19%
C Shares***	3/19/01	14.15%	1.55%
Institutional Shares	3/19/01	15.23%	2.61%
S&P 500 Index	3/21/01	12.25%	3.74%

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T Funds

Summary of Portfolio Holdings, (unaudited)

The BB&T Funds invested, as a percentage of net assets, in the following industries or countries, as of September 30, 2005.

Equity Income Fund	Percent of net assets
Consumer Discretionary	3.4%
Consumer Staples	11.7
Energy	13.9
Financials	33.3
Health Care	6.1
Industrials	4.0
Information Technology	3.7
Investments Companies	1.3
Materials	6.2
Telecommunication Services	2.8
Utilities	3.2
Short-Term Investments*	10.2

99.8%

Large Company Value Fund	Percent of net assets
Consumer Discretionary	8.0%
Consumer Staples	5.9
Energy	14.5
Financials	29.2
Health Care	8.0
Industrials	8.3
Information Technology	8.8
Materials	4.1
Telecommunication Services	4.9
Utilities	5.1
Short-Term Investments*	21.9

118.7%

Large Company Growth Fund	Percent of net assets
Consumer Discretionary	9.2%
Consumer Staples	9.3
Energy	4.1
Financials	4.1
Health Care	25.5
Industrials	11.8
Information Technology	29.3
Investments Companies	2.5
Telecommunication Services	0.2
Short-Term Investments*	29.1

125.1%

Mid Cap Value Fund	Percent of net assets
Advertising	5.9%
Computer Software	8.4
Consumer Discretionary	8.6
Educational Services	1.6
Energy	5.6
Financials	32.7
Health Care	12.4
Industrials	15.1
Information Technology	5.4
Telecommunication Services	2.1
Short-Term Investments*	35.7

133.5%

Mid Cap Growth Fund	Percent of net assets
Consumer Discretionary	15.8%
Consumer Staples	1.4
Energy	15.5
Exchange Traded Funds	3.0
Financials	6.6
Health Care	21.0
Industrials	8.6
Information Technology	20.2
Materials	2.3
Telecommunication Services	4.7
Short-Term Investments*	42.9

142.0%

Small Company Value Fund	Percent of net assets
Consumer Discretionary	13.3%
Consumer Staples	1.9
Corporate Bonds	0.3
Energy	7.0
Exchange Traded Funds	2.1
Financials	27.4
Health Care	4.7
Industrials	15.5
Information Technology	9.1
Materials	4.5
Utilities	4.7
Short-Term Investments*	25.7

116.2%

Small Company Growth Fund	Percent of net assets
Consumer Discretionary	8.5%
Consumer Staples	1.7
Energy	10.7
Exchange Traded Funds	3.4
Financials	6.3
Health Care	23.3
Industrials	14.8
Information Technology	26.1
Telecommunication Services	3.5
Short-Term Investments*	41.8

140.1%

Special Opportunities Equity Fund	Percent of net assets
Commercial Services	6.8%
Consumer Discretionary	22.1
Energy	12.6
Financials	9.8
Health Care	13.9
Industrials	7.5
Information Technology	19.7
Investment Companies	0.3
Short-Term Investments*	6.5

99.2%

BB&T Funds

Summary of Portfolio Holdings, continued (unaudited)

International Equity Fund	Percent of net assets
Australia	2.8%
Austria	0.9
Belgium	2.1
Brazil	0.3
China	0.3
Denmark	0.3
Finland	1.8
France	8.8
Germany	7.0
Great Britain	24.3
Hong Kong	1.7
India	0.9
Ireland	2.6
Israel	0.2
Italy	2.1
Japan	22.5
Netherlands	6.4
Norway	0.6
Singapore	0.5
South Korea	0.2
Spain	0.9
Sweden	1.2
Switzerland	10.5
Taiwan	0.4

99.3%

Short U.S. Government Fund	Percent of net assets
Corporate Bonds	3.0%
Federal Farm Credit Bank	4.2
Federal Home Loan Bank	13.8
Federal Home Loan Mortgage Corp.	30.5
Federal National Mortgage Assoc.	26.1
Government National Mortgage Association	0.2
U.S. Treasury Notes	18.8
Short-Term Investments*	50.0

146.6%

Intermediate U.S. Government Fund	Percent of net assets
Federal Farm Credit Bank	2.6%
Federal Home Loan Bank	6.8
Federal Home Loan Mortgage Corp.	27.8
Federal National Mortgage Assoc.	36.1
Government National Mortgage Association	11.2
Sovereign	1.6
U.S. Government Backed Securities	2.6
U.S. Treasury Notes	10.4
Short-Term Investments*	46.5

145.6%

Total Return Bond Fund	Percent of net assets
Corporate Bonds	38.8%
Federal Home Loan Mortgage Corp.	12.5
Federal National Mortgage Assoc.	15.5
Government National Mortgage Assoc.	12.7
Municipal	2.8
Federal Home Loan Bank	3.6
Student Loan Marketing Assoc.	1.7
U.S. Treasury Bonds	5.6
U.S. Treasury Notes	8.6
Short-Term Investments*	40.8

142.6%

Kentucky Intermediate Tax-Free Fund	Percent of net assets
Facilities Support Services	32.2%
Education Bonds	25.3
General Obligations	2.1
Health Care Bonds	3.0
Housing Bonds	4.9
Investment Company	3.0
Puerto Rico	0.7
Transportation Bonds	11.5
Urban & Community Development	6.7
Utility Bonds	11.2

100.6%

Maryland Intermediate Tax-Free Fund	Percent of net assets
Education Bonds	10.3%
General Obligations	56.1
Housing Bonds	14.3
Investment Company	3.6
Pollution Control Bonds	9.7
Puerto Rico	1.0
Transportation Bonds	4.0

99.0%

North Carolina Intermediate Tax-Free Fund	Percent of net assets
Correctional Institutions	—%
Education Bonds	7.6
General Obligation Bonds	46.2
Health Care Bonds	19.6
Investment Company	1.5
Transportation Bonds	1.4
Lease/Purchase Bonds	1.4
Utility Bonds	22.6

100.3%

South Carolina Intermediate Tax-Free Fund	Percent of net assets
General Obligation Bonds	53.2%
Health Care Bonds	15.5
Housing Bonds	0.5
Investment Company	3.6
Utility Bonds	27.0

99.8%

Virginia Intermediate Tax-Free Fund	Percent of net assets
Education Bonds	15.9%
General Obligation Bonds	49.3
Health Care Bonds	4.6
Investment Company	2.0
Transportation Bonds	10.9
Utility Bonds	15.9

98.6%

BB&T Funds

Summary of Portfolio Holdings, continued (unaudited)

West Virginia Intermediate Tax-Free Fund	Percent of net assets
Building — Residential/Commercial	6.1%
Education Bonds	22.6
General Obligation Bonds	10.3
Health Care Bonds	12.3
Housing Bonds	2.5
Investment Company	1.2
Pollution Control Bonds	6.0
Transportation Bonds	19.2
Utility Bonds	18.2

98.4%

Prime Money Market Fund	Percent of net assets
Certificates of Deposit	17.0%
Commercial Paper	25.6
Corporate Bonds	5.9
Variable Rate Notes	38.2
Collateralized Loan Agreements and Repurchase Agreements	13.9

100.6%

U.S. Treasury Money Market Fund	Percent of net assets
Repurchase Agreements	50.8%
U.S. Treasury Bills	38.0
U.S. Treasury Bonds & Notes	11.2

100.0%

Capital Manager Conservative Growth Fund	Percent of net assets
Large Company Equity	26.2%
Mid Cap Equity	4.8
Small Company Equity	3.0
International Equity	6.0
Fixed Income	56.5
Money Market	3.3

99.8%

Capital Manager Moderate Growth Fund	Percent of net assets
Large Company Equity	39.5%
Mid Cap Equity	7.1
Small Company Equity	4.6
International Equity	8.9
Fixed Income	37.0
Money Market	3.1

100.2%

Capital Manager Growth Fund	Percent of net assets
Large Company Equity	49.0%
Mid Cap Equity	9.0
Small Company Equity	5.7
International Equity	11.2
Fixed Income	21.7
Money Market	3.2

99.8%

Capital Manager Equity Fund	Percent of net assets
Large Company Equity	63.1%
Mid Cap Equity	11.6
Small Company Equity	7.4
International Equity	14.5
Money Market	3.2

99.8%

*	Short-term Investments represents the Repurchase Agreement and the invested cash collateral received in connection with securities lending (see Note 2).

BB&T Funds

Expense Example (Unaudited)

As a shareholder of the BB&T Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the BB&T Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

Actual Returns

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/05	Ending Account Value 9/30/05	Expenses Paid During Period* 4/1/05 - 9/30/05	Expense Ratio During Period 4/1/05 - 9/30/05
Equity Income Fund
Class A Shares	$1,000.00	$1,071.60	$5.40	1.04%
Class B Shares	1,000.00	1,068.30	9.33	1.80%
Class C Shares	1,000.00	1,068.30	9.33	1.80%
Institutional Shares	1,000.00	1,073.70	4.16	0.80%
Large Company Value Fund
Class A Shares	1,000.00	1,054.80	5.77	1.12%
Class B Shares	1,000.00	1,050.70	9.61	1.87%
Class C Shares	1,000.00	1,050.80	9.61	1.87%
Institutional Shares	1,000.00	1,055.40	4.48	0.87%
Large Company Growth Fund
Class A Shares	1,000.00	1,046.50	5.75	1.12%
Class B Shares	1,000.00	1,043.40	9.58	1.87%
Class C Shares	1,000.00	1,043.60	9.58	1.87%
Institutional Shares	1,000.00	1,048.20	4.47	0.87%
Mid Cap Value Fund
Class A Shares	1,000.00	1,081.60	5.90	1.13%
Class B Shares	1,000.00	1,077.90	9.74	1.87%
Class C Shares	1,000.00	1,078.10	9.74	1.87%
Institutional Shares	1,000.00	1,083.10	4.54	0.87%
Mid Cap Growth Fund
Class A Shares	1,000.00	1,148.80	6.14	1.14%
Class B Shares	1,000.00	1,144.40	10.16	1.89%
Class C Shares	1,000.00	1,144.40	10.16	1.89%
Institutional Shares	1,000.00	1,149.80	4.80	0.89%
Small Company Value Fund
Class A Shares	1,000.00	1,091.40	6.71	1.28%
Class B Shares	1,000.00	1,087.80	10.57	2.02%
Class C Shares	1,000.00	1,087.20	10.57	2.02%
Institutional Shares	1,000.00	1,093.40	5.35	1.02%
Small Company Growth Fund
Class A Shares	1,000.00	1,102.40	7.12	1.35%
Class B Shares	1,000.00	1,098.30	11.10	2.11%
Class C Shares	1,000.00	1,098.20	11.10	2.11%
Institutional Shares	1,000.00	1,104.00	5.80	1.10%
Special Opportunities Equity Fund
Class A Shares	1,000.00	1,040.10	6.60	1.29%
Class B Shares	1,000.00	1,035.90	10.41	2.04%
Class C Shares	1,000.00	1,035.90	10.41	2.04%
Institutional Shares	1,000.00	1,040.60	5.32	1.04%
International Equity Fund
Class A Shares	1,000.00	1,062.90	7.60	1.47%
Class B Shares	1,000.00	1,057.70	11.40	2.21%
Class C Shares	1,000.00	1,057.40	11.50	2.23%
Institutional Shares	1,000.00	1,063.00	6.26	1.21%
Short U.S. Government Fund
Class A Shares	1,000.00	1,011.70	4.39	0.87%
Institutional Shares	1,000.00	1,011.90	3.18	0.63%

BB&T Funds

Expense Example (Unaudited), continued

	Beginning Account Value 4/1/05	Ending Account Value 9/30/05	Expenses Paid During Period* 4/1/05 - 9/30/05	Expense Ratio During Period 4/1/05 - 9/30/05
Intermediate U.S. Government Fund
Class A Shares	$1,000.00	$1,017.00	$4.75	0.94%
Class B Shares	1,000.00	1,014.30	8.58	1.70%
Class C Shares	1,000.00	1,013.30	8.58	1.70%
Institutional Shares	1,000.00	1,019.30	3.49	0.69%
Total Return Bond Fund
Class A Shares	1,000.00	1,018.10	4.76	0.94%
Class B Shares	1,000.00	1,015.20	8.53	1.69%
Class C Shares	1,000.00	1,014.30	8.53	1.69%
Institutional Shares	1,000.00	1,020.30	3.49	0.69%
Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,018.50	4.66	0.92%
Institutional Shares	1,000.00	1,019.80	3.39	0.67%
Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,018.40	4.35	0.86%
Institutional Shares	1,000.00	1,020.60	3.09	0.61%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.30	4.66	0.92%
Institutional Shares	1,000.00	1,021.60	3.40	0.67%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,018.80	4.86	0.96%
Institutional Shares	1,000.00	1,020.20	3.60	0.71%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,018.90	4.61	0.91%
Institutional Shares	1,000.00	1,021.00	3.34	0.66%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,022.10	4.66	0.92%
Institutional Shares	1,000.00	1,023.30	3.40	0.67%
Prime Money Market Fund
Class A Shares	1,000.00	1,011.90	4.94	0.98%
Class B Shares	1,000.00	1,009.40	7.46	1.48%
Class C Shares	1,000.00	1,009.40	7.46	1.48%
Institutional Shares	1,000.00	1,014.40	2.42	0.48%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,010.50	4.89	0.97%
Class B Shares	1,000.00	1,008.00	7.40	1.47%
Class C Shares	1,000.00	1,007.90	7.45	1.48%
Institutional Shares	1,000.00	1,013.00	2.37	0.47%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	1,034.60	1.73	0.34%
Class B Shares	1,000.00	1,030.70	5.55	1.09%
Class C Shares	1,000.00	1,030.70	5.55	1.09%
Institutional Shares	1,000.00	1,035.60	0.46	0.09%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	1,042.90	1.89	0.37%
Class B Shares	1,000.00	1,039.80	5.78	1.13%
Class C Shares	1,000.00	1,040.10	5.78	1.13%
Institutional Shares	1,000.00	1,045.10	0.62	0.12%
Capital Manager Growth Fund
Class A Shares	1,000.00	1,050.90	2.01	0.39%
Class B Shares	1,000.00	1,045.70	5.85	1.14%
Class C Shares	1,000.00	1,046.60	5.85	1.14%
Institutional Shares	1,000.00	1,052.10	0.72	0.14%
Capital Manager Equity Fund
Class A Shares	1,000.00	1,060.90	1.96	0.38%
Class B Shares	1,000.00	1,057.50	5.83	1.13%
Class C Shares	1,000.00	1,057.70	5.78	1.12%
Institutional Shares	1,000.00	1,062.80	0.62	0.12%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

BB&T Funds

Expense Example (Unaudited), continued

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each BB&T Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/05	Ending Account Value 9/30/05	Expenses Paid During Period* 4/1/05 - 9/30/05	Expense Ratio During Period 4/1/05 - 9/30/05
Equity Income Fund
Class A Shares	$1,000.00	$1,019.85	$5.27	1.04%
Class B Shares	1,000.00	1,016.04	9.10	1.80%
Class C Shares	1,000.00	1,016.04	9.10	1.80%
Institutional Shares	1,000.00	1,021.06	4.05	0.80%
Large Company Value Fund
Class A Shares	1,000.00	1,019.45	5.67	1.12%
Class B Shares	1,000.00	1,015.69	9.45	1.87%
Class C Shares	1,000.00	1,015.69	9.45	1.87%
Institutional Shares	1,000.00	1,020.71	4.41	0.87%
Large Company Growth Fund
Class A Shares	1,000.00	1,019.45	5.67	1.12%
Class B Shares	1,000.00	1,015.69	9.45	1.87%
Class C Shares	1,000.00	1,015.69	9.45	1.87%
Institutional Shares	1,000.00	1,020.71	4.41	0.87%
Mid Cap Value Fund
Class A Shares	1,000.00	1,019.40	5.72	1.13%
Class B Shares	1,000.00	1,015.69	9.45	1.87%
Class C Shares	1,000.00	1,015.69	9.45	1.87%
Institutional Shares	1,000.00	1,020.71	4.41	0.87%
Mid Cap Growth Fund
Class A Shares	1,000.00	1,019.35	5.77	1.14%
Class B Shares	1,000.00	1,015.59	9.55	1.89%
Class C Shares	1,000.00	1,015.59	9.55	1.89%
Institutional Shares	1,000.00	1,020.61	4.51	0.89%
Small Company Value Fund
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class B Shares	1,000.00	1,014.94	10.20	2.02%
Class C Shares	1,000.00	1,014.94	10.20	2.02%
Institutional Shares	1,000.00	1,019.95	5.16	1.02%
Small Company Growth Fund
Class A Shares	1,000.00	1,018.30	6.83	1.35%
Class B Shares	1,000.00	1,014.49	10.66	2.11%
Class C Shares	1,000.00	1,014.49	10.66	2.11%
Institutional Shares	1,000.00	1,019.55	5.57	1.10%
Special Opportunities Equity Fund
Class A Shares	1,000.00	1,018.60	6.53	1.29%
Class B Shares	1,000.00	1,014.84	10.30	2.04%
Class C Shares	1,000.00	1,014.84	10.30	2.04%
Institutional Shares	1,000.00	1,019.85	5.27	1.04%
International Equity Fund
Class A Shares	1,000.00	1,017.70	7.44	1.47%
Class B Shares	1,000.00	1,013.99	11.16	2.21%
Class C Shares	1,000.00	1,013.89	11.26	2.23%
Institutional Shares	1,000.00	1,019.00	6.12	1.21%
Short U.S. Government Fund
Class A Shares	1,000.00	1,020.71	4.41	0.87%
Institutional Shares	1,000.00	1,021.91	3.19	0.63%
Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.36	4.76	0.94%
Class B Shares	1,000.00	1,016.55	8.59	1.70%
Class C Shares	1,000.00	1,016.55	8.59	1.70%
Institutional Shares	1,000.00	1,021.61	3.50	0.69%

BB&T Funds

Expense Example (Unaudited), continued

	Beginning Account Value 4/1/05	Ending Account Value 9/30/05	Expenses Paid During Period* 4/1/05 - 9/30/05	Expense Ratio During Period 4/1/05 - 9/30/05
Total Return Bond Fund
Class A Shares	$1,000.00	$1,020.36	$4.76	0.94%
Class B Shares	1,000.00	1,016.60	8.54	1.69%
Class C Shares	1,000.00	1,016.60	8.54	1.69%
Institutional Shares	1,000.00	1,021.61	3.50	0.69%
Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.46	4.66	0.92%
Institutional Shares	1,000.00	1,021.71	3.40	0.67%
Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.76	4.36	0.86%
Institutional Shares	1,000.00	1,022.01	3.09	0.61%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.46	4.66	0.92%
Institutional Shares	1,000.00	1,021.71	3.40	0.67%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.26	4.86	0.96%
Institutional Shares	1,000.00	1,021.51	3.60	0.71%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.51	4.61	0.91%
Institutional Shares	1,000.00	1,021.76	3.35	0.66%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.46	4.66	0.92%
Institutional Shares	1,000.00	1,021.71	3.40	0.67%
Prime Money Market Fund
Class A Shares	1,000.00	1,020.16	4.96	0.98%
Class B Shares	1,000.00	1,017.65	7.49	1.48%
Class C Shares	1,000.00	1,017.65	7.49	1.48%
Institutional Shares	1,000.00	1,022.66	2.43	0.48%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,020.21	4.91	0.97%
Class B Shares	1,000.00	1,017.70	7.44	1.47%
Class C Shares	1,000.00	1,017.65	7.49	1.48%
Institutional Shares	1,000.00	1,022.71	2.38	0.47%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	1,023.36	1.72	0.34%
Class B Shares	1,000.00	1,019.60	5.52	1.09%
Class C Shares	1,000.00	1,019.60	5.52	1.09%
Institutional Shares	1,000.00	1,024.62	0.46	0.09%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	1,023.21	1.88	0.37%
Class B Shares	1,000.00	1,019.40	5.72	1.13%
Class C Shares	1,000.00	1,019.40	5.72	1.13%
Institutional Shares	1,000.00	1,024.47	0.61	0.12%
Capital Manager Growth Fund
Class A Shares	1,000.00	1,023.11	1.98	0.39%
Class B Shares	1,000.00	1,019.35	5.77	1.14%
Class C Shares	1,000.00	1,019.35	5.77	1.14%
Institutional Shares	1,000.00	1,024.37	0.71	0.14%
Capital Manager Equity Fund
Class A Shares	1,000.00	1,023.16	1.93	0.38%
Class B Shares	1,000.00	1,019.40	5.72	1.13%
Class C Shares	1,000.00	1,019.45	5.67	1.12%
Institutional Shares	1,000.00	1,024.47	0.61	0.12%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Equity Income Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Common Stocks (88.3%)
Consumer Discretionary (3.4%)
Avon Products, Inc.	106,740	$2,881,980

Consumer Staples (11.7%)
Altria Group, Inc.	25,500	1,879,605
Diageo PLC — ADR	43,000	2,494,430
General Mills, Inc.	61,700	2,973,940
New York Times Co. (The) — Class A	91,000	2,707,250

		10,055,225

Energy (13.9%)
ChevronTexaco Corp.	47,100	3,048,783
ConocoPhillips	47,500	3,320,725
Kinder Morgan, Inc.	21,000	2,019,360
Petroleo Brasileiro SA — ADR	49,400	3,531,606

		11,920,474

Financials (33.3%)
Alliance Capital Management Holding L.P.	68,500	3,277,725
Capital Automotive, REIT	45,694	1,768,815
Cincinnati Financial Corp.	66,575	2,788,827
Citigroup, Inc.	68,885	3,135,645
First Industrial Realty Trust, REIT	84,400	3,380,220
North Fork Bancorporation, Inc.	93,000	2,371,500
U.S. Bancorp	88,500	2,485,080
Washington Real Estate Investment Trust, REIT	111,500	3,468,764
Weingarten Realty Investors, REIT	70,000	2,649,500
XL Capital, Ltd. — Class A	47,000	3,197,410

		28,523,486

Health Care (6.1%)
Abbott Laboratories	57,500	2,438,000
Merck & Co., Inc.	104,000	2,829,840

		5,267,840

Industrials (4.0%)
General Electric Co.	102,200	3,441,074

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Information Technology (3.7%)
Nokia Corp. — ADR	186,500	$3,153,715

Materials (6.2%)
Bemis Co., Inc.	85,600	2,114,320
E.I. DuPont de Nemours & Co.	82,200	3,219,774

		5,334,094

Telecommunication Services (2.8%)
SBC Communications, Inc.	100,500	2,408,985

Utilities (3.2%)
Pinnacle West Capital Corp.	61,500	2,710,920

Total Common Stocks (Cost $69,341,313)		75,697,793

Investment Companies (1.3%)
Van Kampen Municipal Trust	40,300	579,111
Van Kampen Trust for Investment Grade Municipals	36,200	539,742

Total Investment Companies (Cost $1,101,263)		1,118,853

Repurchase Agreement (10.2%)
U.S. Bank N.A., 3.55%, dated 9/30/05, maturing 10/3/05, with a maturity value of $8,737,823 (Collateralized fully by U.S. Government Agencies)	$8,735,239	8,735,239

Total Repurchase Agreement (Cost $8,735,239)		8,735,239

Total Investments (Cost $79,177,815) — 99.8%		85,551,885
Net other assets (liabilities) — 0.2%		155,405

Net Assets — 100.0%		$85,707,290

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Large Company Value Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Common Stocks (96.8%)
Consumer Discretionary (8.0%)
Federated Department Stores, Inc.	52,409	$3,504,590
Gannett Co., Inc.	211,000	14,523,130
Mattel, Inc. (a)	399,800	6,668,664
V.F. Corp. (a)	108,250	6,275,253
Walt Disney Co. (The) (a)	660,000	15,925,799
Whirlpool Corp. (a)	88,000	6,667,760

		53,565,196

Consumer Staples (5.9%)
Albertson’s, Inc.	337,720	8,662,518
Altria Group, Inc. (a)	138,590	10,215,469
Kimberly-Clark Corp.	215,500	12,828,714
Sara Lee Corp. (a)	397,010	7,523,340

		39,230,041

Energy (14.5%)
Anadarko Petroleum Corp. (a)	124,500	11,920,875
Burlington Resources, Inc.	105,000	8,538,600
ChevronTexaco Corp.	315,460	20,419,726
ConocoPhillips	293,834	20,541,935
Exxon Mobil Corp.	255,000	16,202,700
Royal Dutch Shell PLC, A Shares — ADR	207,600	13,626,864
Schlumberger, Ltd. (a)	66,000	5,569,080

		96,819,780

Financials (29.2%)
American International Group, Inc. (a)	55,000	3,407,800
Bank of America Corp. (a)	452,600	19,054,460
Bank of New York Co., Inc. (The)	240,000	7,058,400
Citigroup, Inc. (a)	365,666	16,645,116
Equity Residential, REIT (a)	159,000	6,018,150
Fannie Mae	206,000	9,232,920
Franklin Resources, Inc.	86,000	7,220,560
ING Groep NV — ADR	246,680	7,348,597
J.P. Morgan Chase & Co.	487,772	16,550,104
Lincoln National Corp. (a)	128,900	6,705,378
Merrill Lynch & Company, Inc.	190,000	11,656,500
Northern Trust Corp. (a)	282,718	14,291,395
Old Republic International Corp.	283,000	7,547,610
PNC Financial Services Group, Inc. (a)	247,500	14,359,950
St. Paul Travelers Cos, Inc. (The)	358,500	16,085,895
SunTrust Banks, Inc.	141,000	9,792,450
Washington Mutual, Inc. (a)	333,000	13,060,260
Wells Fargo & Co. (a)	123,800	7,250,966
Willis Group Holdings, Ltd.	43,600	1,637,180

		194,923,691

Health Care (8.0%)
Abbott Laboratories	141,000	5,978,400
Becton, Dickinson & Co.	59,100	3,098,613
Bristol-Myers Squibb Co. (a)	223,080	5,367,305
Cigna Corp.	99,700	11,750,642
HCA, Inc.	150,800	7,226,336
Johnson & Johnson	82,600	5,226,928
Merck & Co., Inc.	308,000	8,380,680
Pfizer, Inc. (a)	250,000	6,242,500

		53,271,404

Industrials (8.3%)
CSX Corp.	150,200	6,981,296
Emerson Electric Co.	86,370	6,201,366
General Electric Co.	180,000	6,060,600

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Industrials, continued
Parker-Hannifin Corp.	117,000	$7,524,270
Phelps Dodge Corp. (a)	22,400	2,910,432
Pitney Bowes, Inc.	151,800	6,336,132
Raytheon Co.	332,500	12,641,650
Textron, Inc.	90,000	6,454,800

		55,110,546

Information Technology (8.8%)
Agilent Technologies, Inc. (b)	80,419	2,633,722
Automatic Data Processing, Inc. (a)	157,400	6,774,496
First Data Corp.	182,000	7,280,000
Hewlett-Packard Co.	575,000	16,790,000
Microsoft Corp.	243,000	6,252,390
Nokia Corp. — ADR (a)	560,000	9,469,600
Time Warner, Inc. (a)	544,000	9,851,840

		59,052,048

Materials (4.1%)
Air Products & Chemicals, Inc.	129,700	7,151,658
Alcoa, Inc.	266,000	6,495,720
E.I. DuPont de Nemours & Co.	45,600	1,786,152
Weyerhaeuser Co. (a)	175,500	12,065,625

		27,499,155

Telecommunication Services (4.9%)
AT&T Corp.	78,824	1,560,715
BellSouth Corp. (a)	280,000	7,364,000
SBC Communications, Inc. (a)	420,400	10,076,988
Sprint Nextel Corp. (a)	258,400	6,144,752
Verizon Communications, Inc.	222,000	7,257,180

		32,403,635

Utilities (5.1%)
Dominion Resources, Inc. (a)	89,000	7,666,460
Duke Energy Corp. (a)	237,000	6,913,290
NiSource, Inc.	493,100	11,957,675
Xcel Energy, Inc. (a)	396,275	7,770,953

		34,308,378

Total Common Stocks (Cost $477,917,003)		646,183,874

Repurchase Agreement (2.9%)
U.S. Bank N.A., 3.55%, dated 9/30/05, maturing 10/3/05, with a maturity value of $19,399,790 (Collateralized fully by U.S. Government Agencies)	$19,394,053	19,394,053

Total Repurchase Agreement (Cost $19,394,053)		19,394,053

Securities Held as Collateral for Securities on Loan (19.0%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	126,900,025	126,900,025

Total Securities Held as Collateral for Securities on Loan (Cost $126,900,025)		126,900,025

Total Investments (Cost $624,211,081) — 118.7%		792,477,952
Net other assets (liabilities) — (18.7)%		(124,904,983)

Net Assets — 100.0%		$667,572,969

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Large Company Growth Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Common Stocks (93.5%)
Consumer Discretionary (9.2%)
Chico’s FAS, Inc. (a)(b)	52,706	$1,939,581
Coach, Inc. (b)	55,484	1,739,978
eBay, Inc. (a)(b)	40,000	1,648,000
Hershey Foods Corp.	60,105	3,384,513
Home Depot, Inc.	87,170	3,324,664
Kohl’s Corp. (b)	52,425	2,630,687
Lowe’s Companies, Inc. (a)	27,255	1,755,222
Nike, Inc.	23,074	1,884,684
Starbucks Corp. (b)	94,000	4,709,399
Target Corp.	66,705	3,463,991
Toll Brothers, Inc. (a)(b)	48,936	2,185,971
Viacom Inc. — Class B (a)	26,283	867,602
Walt Disney Co. (The)	62,465	1,507,280
Williams Sonoma, Inc. (a)(b)	47,150	1,808,203

		32,849,775

Consumer Staples (9.3%)
Altria Group, Inc.	47,736	3,518,621
Coca-Cola Co.	215,597	9,311,634
PepsiCo, Inc.	172,708	9,794,270
Procter & Gamble Co. (a)	135,162	8,036,733
Wal-Mart Stores, Inc. (a)	57,221	2,507,424

		33,168,682

Energy (4.1%)
Anadarko Petroleum Corp. (a)	29,500	2,824,625
Apache Corp.	33,500	2,519,870
Baker Hughes, Inc. (a)	92,279	5,507,210
ConocoPhillips	52,315	3,657,342

		14,509,047

Financials (4.1%)
American Express Co.	53,291	3,061,035
American International Group, Inc.	64,838	4,017,363
Franklin Resources, Inc. (a)	25,963	2,179,853
Morgan Stanley	71,447	3,853,851
PNC Financial Services Group, Inc. (a)	24,500	1,421,490

		14,533,592

Health Care (25.5%)
Abbott Laboratories	128,800	5,461,120
Amgen, Inc. (b)	89,942	7,165,679
Caremark Rx, Inc. (b)	72,677	3,628,763
Eli Lilly & Co. (a)	81,869	4,381,629
Genentech, Inc. (a)(b)	45,000	3,789,450
Genzyme Corp. (a)(b)	63,851	4,574,286
Gilead Sciences, Inc. (a)(b)	109,449	5,336,733
GlaxoSmithKline plc — ADR (a)	76,800	3,938,304
HCA, Inc.	80,191	3,842,753
Humana, Inc. (a)	114,544	5,484,367
Johnson & Johnson	232,460	14,710,068
Medco Health Solutions, Inc. (b)	101,206	5,549,125
Medtronic, Inc.	95,805	5,137,064
UnitedHealth Group, Inc. (a)	171,089	9,615,202
Wellpoint, Inc. (b)	81,117	6,150,291
Wyeth	50,000	2,313,500

		91,078,334

Industrials (11.8%)
Boeing Co.	67,061	4,556,795
Caterpillar, Inc.	84,316	4,953,565
Danaher Corp. (a)	33,576	1,807,396
FedEx Corp. (a)	11,163	972,632
General Electric Co.	377,662	12,715,879

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Industrials, continued
Honeywell International, Inc.	65,000	$2,437,500
Illinois Tool Works, Inc. (a)	43,718	3,599,303
Pentair, Inc.	42,074	1,535,701
Phelps Dodge Corp.	16,460	2,138,648
United Parcel Service, Inc. — Class B	38,485	2,660,468
United Technologies Corp.	92,171	4,778,145

		42,156,032

Information Technology (29.3%)
3M Co. (a)	73,343	5,380,442
Adobe Systems, Inc. (a)	34,578	1,032,153
Affiliated Computer Services, Inc. — Class A (a)(b)	125,000	6,825,000
Cisco Systems, Inc. (b)	732,427	13,132,417
Corning, Inc. (b)	134,697	2,603,693
Dell, Inc. (b)	126,639	4,331,054
EMC Corp. (b)	130,336	1,686,548
Flextronics International, Ltd. (a)(b)	175,000	2,248,750
Getty Images, Inc. (a)(b)	26,200	2,254,248
Google, Inc . (a)(b)	6,291	1,990,850
IBM Corp.	57,473	4,610,484
Intel Corp.	349,293	8,610,072
Microsoft Corp.	520,500	13,392,466
Motorola, Inc. (a)	424,687	9,381,336
Nokia Corp. — ADR (a)	283,876	4,800,343
Oracle Corp. (b)	510,000	6,318,900
QUALCOMM, Inc.	49,250	2,203,938
SAP — ADR	42,627	1,847,028
Texas Instruments, Inc.	180,736	6,126,950
Time Warner, Inc.	248,668	4,503,377
TXU Corp. (a)	16,512	1,863,875

		105,143,924

Telecommunication Services (0.2%)
Sprint Nextel Corp.	29,844	709,690

Total Common Stocks (Cost $282,862,675)		334,149,076

Investment Company (2.5%)
iShares Russell 1000 Growth (a)	180,698	8,993,339

Total Investment Company (Cost $9,078,949)		8,993,339

Repurchase Agreement (4.4%)
U.S. Bank N.A., 3.55%, dated 9/30/05 maturing 10/3/05, with a maturity value of $15,807,627 (Collateralized fully by U.S. Government Agencies)	$15,802,952	15,802,952

Total Repurchase Agreement (Cost $15,802,952)		15,802,952

Securities Held as Collateral for Securities on Loan (24.7%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	88,566,683	88,566,683

Total Securities Held as Collateral for Securities on Loan (Cost $88,566,683)		88,566,683

Total Investments (Cost $396,311,259) — 125.1%		447,512,050
Net other assets (liabilities) — (25.1)%		(89,654,327)

Net Assets — 100.0%		$357,857,723

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Mid Cap Value Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Common Stocks (97.8%)
Advertising (5.9%)
Interpublic Group of Cos., Inc. (a)(b)	441,500	$5,139,060
Lamar Advertising Co. (a)(b)	135,000	6,123,600

		11,262,660

Computer Software (8.4%)
BMC Software, Inc. (b)	208,500	4,399,350
Computer Sciences Corp. (a)(b)	118,800	5,620,428
CSG Systems International, Inc. (b)	174,200	3,781,882
Unisys Corp. (b)	328,900	2,183,896

		15,985,556

Consumer Discretionary (8.6%)
Big Lots, Inc. (a)(b)	372,500	4,093,775
Lexmark International, Inc. (a)(b)	61,000	3,724,050
Sherwin-Williams Co.	81,300	3,582,891
Speedway Motorsports, Inc.	132,100	4,799,193

		16,199,909

Educational Services (1.6%)
DeVry, Inc. (a)(b)	158,400	3,017,520

Energy (5.6%)
Alliant Energy Corp.	167,700	4,885,101
Forest Oil Corp. (a)(b)	108,200	5,637,220

		10,522,321

Financials (32.7%)
Aon Corp. (a)	178,800	5,735,904
Assurant , Inc.	128,300	4,883,098
Cincinnati Financial Corp. (a)	149,000	6,241,610
Endurance Specialty Holdings, Ltd.	156,800	5,348,448
Huntington Bancshares, Inc. (a)	121,100	2,721,117
KeyCorp (a)	117,800	3,799,050
Leucadia National Corp. (a)	151,500	6,529,649
MBIA, Inc. (a)	67,700	4,103,974
Mercury General Corp. (a)	64,000	3,839,360
MoneyGram International, Inc.	180,800	3,925,168
Protective Life Corp.	130,600	5,378,108
StanCorp Financial Group, Inc.	45,600	3,839,520
Waddell and Reed Financial, Inc.	186,600	3,612,576
Washington Federal, Inc. (a)	85,800	1,935,648

		61,893,230

Health Care (12.4%)
King Pharmaceuticals, Inc. (b)	319,200	4,909,296
Mylan Laboratories, Inc.	100,000	1,926,000
Omnicare, Inc. (a)(b)	89,100	5,010,093
QLT, Inc. (b)	337,300	2,587,091
STERIS Corp.	129,500	3,080,805

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Health Care, continued
Viad Corp.	81,000	$2,215,350
Watson Pharmaceuticals, Inc. (a)(b)	106,000	3,880,660

		23,609,295

Industrials (15.1%)
Crane Co. (a)	132,600	3,943,524
Delta Pine & Land Co.	118,500	3,129,585
Lafarge North America, Inc.	27,700	1,872,797
Lear Corp. (a)	98,200	3,335,854
Leggett & Platt, Inc.	207,200	4,185,440
R.H. Donnelley Corp. (a)(b)	67,700	4,282,702
SPX Corp. (a)	90,600	4,163,070
Valspar Corp.	168,800	3,774,368

		28,687,340

Information Technology (5.4%)
Polycom, Inc. (a)(b)	163,000	2,635,710
Serono SA — ADR (a)	166,350	2,736,458
Synopsys, Inc. (b)	172,200	3,254,580
Tetra Tech, Inc. (b)	94,300	1,586,126

		10,212,874

Telecommunication Services (2.1%)
Clear Channel Communications, Inc. (b)	121,700	4,002,713

Total Common Stocks (Cost $183,221,466)		185,393,418

Repurchase Agreement (1.1%)
U.S. Bank N.A., 3.55%, dated 9/30/05, maturing 10/3/05, with a maturity value of $2,068,028 (Collateralized fully by U.S. Government Agencies)	$2,067,417	2,067,417

Total Repurchase Agreement (Cost $2,067,417)		2,067,417

Securities Held as Collateral for Securities on Loan (34.6%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	65,595,058	65,595,058

Total Securities Held as Collateral for Securities on Loan (Cost $65,595,058)		65,595,058

Total Investments (Cost $250,883,941) — 133.5%		253,055,893
Net other assets (liabilities) — (33.5)%		(63,514,573)

Net Assets — 100.0%		$189,541,320

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Mid Cap Growth Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Common Stocks (96.1%)
Consumer Discretionary (15.8%)
Advance Auto Parts, Inc. (a)(b)	44,550	$1,723,194
Chico’s FAS, Inc. (a)(b)	55,300	2,035,040
Coach, Inc. (b)	65,000	2,038,400
GameStop Corp. — Class A (a)(b)	51,000	1,604,970
Getty Images, Inc. (a)(b)	22,000	1,892,880
Harman International Industries, Inc.	14,500	1,482,915
Hilton Hotels Corp.	63,000	1,406,160
Liberty Global, Inc. — Class A (a)(b)	41,000	1,110,280
Liberty Global, Inc. — Series C (b)	50,000	1,287,500
Staples, Inc.	65,000	1,385,800
Starwood Hotels & Resorts Worldwide, Inc.	25,000	1,429,250
Toll Brothers, Inc. (a)(b)	24,500	1,094,415
Urban Outfitters, Inc. (a)(b)	120,600	3,545,640

		22,036,444

Consumer Staples (1.4%)
United Natural Foods, Inc. (a)(b)	56,700	2,004,911

Energy (15.5%)
Arch Coal, Inc. (a)	33,500	2,261,250
Baker Hughes, Inc. (a)	24,300	1,450,224
Cameco Corp. (a)	25,500	1,364,250
Chesapeake Energy Corp.	60,000	2,295,000
Grant Prideco, Inc. (b)	56,700	2,304,855
Marathon Oil Corp.	28,500	1,964,505
Massey Energy Co. (a)	34,500	1,761,915
National-Oilwell Varco, Inc. (b)	27,000	1,776,600
Patterson-UTI Energy, Inc. (a)	57,500	2,074,600
Peabody Energy Corp.	33,300	2,808,855
XTO Energy, Inc. (a)	33,801	1,531,861

		21,593,915

Financials (6.6%)
Chicago Mercantile Exchange Holdings, Inc.	7,500	2,529,750
HDFC Bank, Ltd. — ADR (a)	32,500	1,664,000
Host Marriott Corp. (a)	82,000	1,385,800
Legg Mason, Inc. (a)	20,500	2,248,645
T. Rowe Price Group, Inc.	22,000	1,436,600

		9,264,795

Health Care (21.0%)
Aetna, Inc.	23,500	2,024,290
Caremark Rx, Inc. (b)	50,000	2,496,500
Celgene Corp. (a)(b)	49,000	2,661,681
Cerner Corp. (a)(b)	28,500	2,477,505
Community Health Systems, Inc. (a)(b)	53,000	2,056,930
Covance, Inc. (b)	42,000	2,015,580
Coventry Health Care, Inc. (b)	27,500	2,365,550
Dade Behring Holdings, Inc.	64,000	2,346,240
Fisher Scientific International, Inc. (a)(b)	22,000	1,365,100
Genzyme Corp. (b)	35,000	2,507,400
Humana, Inc.	35,000	1,675,800
Omnicare, Inc. (a)(b)	34,000	1,911,820
ResMed, Inc. (a)(b)	30,500	2,429,325
Varian Medical Systems, Inc. (a)(b)	26,500	1,047,015

		29,380,736

Industrials (8.6%)
Canadian Pacific Railway, Ltd. (a)	46,000	1,976,160
Gol-Linhas Aereas Inteligentes — ADR (a)	49,000	1,590,050

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Industrials, continued
Goodrich Corp.	55,000	$2,438,700
ITT Industries, Inc.	18,800	2,135,680
Precision Castparts Corp.	48,000	2,548,800
Rockwell Automation, Inc.	26,000	1,375,400

		12,064,790

Information Technology (20.2%)
Amphenol Corp. — Class A	43,000	1,734,620
AutoDesk, Inc. (b)	91,000	4,226,040
Cognizant Technology Solutions Corp. — Class A (b)	54,000	2,515,860
Comverse Technology, Inc. (a)(b)	112,000	2,942,240
Cypress Semiconductor Corp. (a)(b)	91,000	1,369,550
Harris Corp.	55,500	2,319,900
Intersil Corp. — Class A (a)	101,000	2,199,780
Jabil Circuit, Inc. (a)(b)	59,000	1,824,280
LSI Logic Corp. (a)(b)	208,000	2,048,800
Marvell Technology Group, Ltd. (a)(b)	54,000	2,489,940
MEMC Electronic Materials, Inc. (b)	117,000	2,666,430
National Semiconductor Corp. (a)	72,000	1,893,600

		28,231,040

Materials (2.3%)
Florida Rock Industries, Inc. (a)	49,500	3,172,455

Telecommunication Services (4.7%)
American Tower Corp. — Class A (a)(b)	161,000	4,016,950
NII Holdings, Inc. (b)	31,000	2,617,950

		6,634,900

Total Common Stocks (Cost $91,219,910)		134,383,986

Exchange Traded Funds (3.0%)
iShares Russell Midcap Growth	22,500	2,051,100
iShares Russell Midcap Index Fund	24,000	2,072,640

Total Exchange Traded Funds (Cost $4,036,986)		4,123,740

Repurchase Agreement (0.8%)
U.S. Bank N.A., 3.55%, dated 9/30/05, maturing 10/3/05, with a maturity value of $1,069,118 (Collateralized fully by U.S. Government Agencies)	$1,068,802	1,068,802

Total Repurchase Agreement (Cost $1,068,802)		1,068,802

Securities Held as Collateral for Securities on Loan (42.1%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	58,861,058	58,861,058

Total Securities Held as Collateral for Securities on Loan (Cost $58,861,058)		58,861,058

Total Investments (Cost $155,186,756) — 142.0%		198,437,586
Net other assets (liabilities) — (42.0)%		(58,736,258)

Net Assets — 100.0%		$139,701,328

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Small Company Value Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Common Stocks (88.1%)
Consumer Discretionary (13.3%)
American Eagle Outfitters, Inc.	11,130	$261,889
BorgWarner, Inc. (a)	12,920	729,463
CEC Entertainment, Inc. (a)(b)	18,887	599,851
Deb Shops, Inc.	22,284	484,454
Emmis Communication Corp. — Class A (b)	31,600	698,044
Kellwood Co.	20,000	517,000
Lone Star Steakhouse & Saloon, Inc.	13,000	338,000
M.D.C. Holdings, Inc.	6,110	482,018
Michaels Stores, Inc.	4,854	160,473
Nautilus, Inc. (a)	19,296	425,863
Payless ShoeSource, Inc. (b)	28,000	487,200
Polaris Industries, Inc. (a)	8,616	426,923
Standard Motor Products, Inc.	29,800	241,678
Stanley Furniture Co., Inc.	26,274	688,116
Strattec Security Corp. (b)	16,207	840,334
Talbots, Inc., (The)	20,883	624,819
Zale Corp. (a)(b)	12,696	345,077

		8,351,202

Consumer Staples (1.9%)
Fresh Del Monte Produce, Inc.	25,321	689,238
Inter Parfums, Inc. (a)	25,800	508,002

		1,197,240

Energy (7.0%)
Berry Petroleum Co. — Class A	8,268	551,393
Cabot Oil & Gas Corp.	7,866	397,312
Forest Oil Corp. (b)(a)	11,706	609,883
Newfield Exploration Co. (b)	6,150	301,965
Oceaneering International, Inc. (b)	16,412	876,565
Oil States International, Inc. (b)	31,319	1,137,192
Teekay Shipping Corp.	12,932	556,723

		4,431,033

Financials (27.4%)
AmerUs Group Co. (a)(b)	12,148	696,931
Assured Guaranty, Ltd.	27,500	658,075
BRE Properties, Inc. — Class A, REIT	20,570	915,365
CNA Surety Corp. (b)	100,840	1,433,944
Colonial BancGroup, Inc.	42,960	962,304
Dime Community Bancshares	47,832	704,087
Downey Financial Corp.	6,080	370,272
First State Bancorp	43,224	915,917
FirstFed Financial Corp. (b)	9,749	524,594
Getty Realty Corp.	10,570	304,205
Heritage Property Investment Trust, REIT	23,680	828,800
Hilb, Rogal & Hobbs Co. (a)	17,092	637,873
Hub International, Ltd.	40,076	908,924
InnKeepers USA Trust, REIT	68,492	1,058,200
Investment Technology Group, Inc. (b)	30,010	888,296
IPC Holdings, Ltd.	21,150	690,548
Midland Co. (The)	18,742	675,274
Mills Corp. (The), REIT (a)	11,244	619,320
NewAlliance Bancshares, Inc.	63,906	935,584
Peoples Bancorp, Inc.	26,534	733,134
Phoenix Companies, Inc. (The) (a)	46,500	567,300
Protective Life Corp.	19,182	789,915
Triad Guaranty, Inc. (b)	12,920	506,722

		17,325,584

	Shares	Fair Value
Common Stocks, continued
Health Care (4.7%)
Allied Healthcare International, Inc. (b)	93,200	$526,580
Greatbatch, Inc. (b)	20,200	554,288
Invacare Corp.	8,604	358,529
Owens & Minor, Inc.	14,743	432,707
Pediatrix Medical Group, Inc. (a)(b)	7,184	551,875
Sierra Health Services, Inc. (b)	7,305	503,095

		2,927,074

Industrials (15.5%)
Briggs & Stratton Corp. (a)	21,724	751,433
Curtiss-Wright Corp.	10,640	656,594
EMCOR Group, Inc (a)(b)	8,502	504,169
Esterline Technologies Corp. (a)(b)	8,700	329,643
Gardner Denver, Inc. (b)	18,240	813,503
Genlyte Group, Inc. (b)	12,940	622,155
Gorman-Rupp Co.	20,225	486,411
Granite Construction, Inc.	19,160	732,678
Insituform Technologies, Inc. — Class A (b)	24,732	427,616
Kaydon Corp.	17,355	493,056
Moog, Inc. — Class A (a)(b)	24,000	708,480
Mueller Industries, Inc.	22,035	611,912
Oshkosh Truck Corp.	13,440	580,070
Regal-Beloit Corp. (a)	24,538	796,013
Universal Forest Products, Inc.	12,884	738,511
Woodward Governor Co.	5,832	496,012

		9,748,256

Information Technology (9.1%)
Commscope, Inc. (a)(b)	43,500	754,290
Exar Corp. (b)	38,712	542,742
Imation Corp.	32,155	1,378,486
Intersil Corp. — Class A	14,530	316,463
KEMET Corp. (b)	22,288	186,773
Perot Systems Corp. — Class A (b)	43,900	621,185
Register.com, Inc. (b)	117,023	906,928
Rimage Corp. (b)	28,403	757,508
SBS Technologies, Inc. (b)	25,720	247,684

		5,712,059

Materials (4.5%)
Cambrex Corp.	12,468	236,393
Gibraltar Industries, Inc. (a)	27,027	618,107
Glatfelter	56,645	798,129
Minerals Technologies, Inc. (a)	9,968	570,269
Sensient Technologies Corp.	18,800	356,260
Spartech Corp.	12,440	243,078

		2,822,236

Utilities (4.7%)
AGL Resources, Inc.	17,610	653,507
Empire District Electric Co., (The)	31,760	726,352
Laclede Group, Inc., (The)	15,368	499,306
Nicor, Inc. (a)	9,830	413,155
UIL Holdings Corp.	12,666	662,558

		2,954,878

Total Common Stocks (Cost $38,063,889)		55,469,562

Continued

Small Company Value Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Shares or Principal Amount	Fair Value
Exchange Traded Funds (2.1%)
iShares Russell 2000 Index Fund (b)	9,600	$636,864
iShares Russell 2000 Value Fund (a)(b)	10,500	692,265

Total Exchange Traded Funds (Cost $1,009,989)		1,329,129

Corporate Bonds (0.3%)
Materials (0.3%)
Mueller Industries, Inc., 6.00%, 11/1/14	$187,000	181,390

Total Corporate Bonds (Cost $187,000)		181,390

Repurchase Agreement (9.1%)
U.S. Bank N.A., 3.55%, dated 9/30/05, maturing 10/3/05, with a maturity value of $5,710,778 (Collateralized fully by U.S. Government Agencies)	5,709,089	5,709,089

Total Repurchase Agreement (Cost $5,709,089)		5,709,089

	Principal Amount	Fair Value
Securities Held as Collateral for Securities on Loan (16.6%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	$10,445,006	$10,445,006

Total Securities Held as Collateral for Securities on Loan (Cost $10,445,006)		10,445,006

Total Investments (Cost $55,414,973) — 116.2%		73,134,176
Net other assets (liabilities) — (16.2)%		(10,220,530)

Net Assets — 100.0%		$62,913,646

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Small Company Growth Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Common Stocks (94.9%)
Consumer Discretionary (8.5%)
Aztar Corp. (b)	17,000	$523,770
Citi Trends, Inc. (a)(b)	20,000	436,600
Jos. A. Bank Clothiers, Inc. (a)(b)	19,800	855,756
Nautilus, Inc. (a)	25,350	559,475
Orient Express Hotels, Ltd. — Class A	22,750	646,555
Quiksilver, Inc. (b)(a)	36,000	520,200
Standard Pacific Corp.	13,000	539,630
True Religion Apparel, Inc (a)(b)	37,000	615,680

		4,697,666

Consumer Staples (1.7%)
United Natural Foods, Inc. (a)(b)	26,950	952,952

Energy (10.7%)
Atwood Oceanics, Inc. (a)(b)	13,650	1,149,467
Foundation Coal Holdings, Inc.	37,700	1,449,564
Pioneer Drilling Co. (b)	55,250	1,078,480
Superior Energy Services, Inc. (b)	44,550	1,028,660
Todco — Class A	29,900	1,247,129

		5,953,300

Financials (6.3%)
Fidelity Bankshares, Inc.	27,950	853,873
Horace Mann Educators Corp.	38,350	758,563
InnKeepers USA Trust, REIT	66,300	1,024,335
Prosperity Bancshares, Inc. (a)	28,600	865,150

		3,501,921

Health Care (23.3%)
Allscripts Healthcare Solution, Inc. (b)	48,000	864,960
Amedisys, Inc. (a)(b)	24,700	963,300
ArthroCare Corp. (b)	24,500	985,390
Chemed Corp.	24,700	1,070,498
Cutera, Inc. (b)	52,000	1,348,879
Healthextras, Inc. (b)	42,250	903,305
Immucor, Inc. (b)(a)	24,400	669,536
LifePoint Hospitals, Inc. (a)(b)	20,150	881,160
Palomar Medical Technologies, Inc. (a)(b)	27,800	729,194
PRA International (b)	35,000	1,060,850
Psychiatric Solutions Inc. (a)(b)	20,000	1,084,600
Serologicals Corp. (a)(b)	31,000	699,360
SFBC International, Inc. (a)(b)	26,650	1,182,994
Wellcare Health Plans, Inc. (b)	13,500	500,175

		12,944,201

Industrials (14.8%)
American Science & Engineering, Inc.	15,000	983,850
BE Aerospace, Inc. (b)	69,000	1,143,330
Forward Air Corp.	23,400	862,056
James River Coal Co. (a)(b)	17,500	883,225
JLG Industries, Inc.	20,000	731,800
Labor Ready, Inc. (b)	49,400	1,267,110
Moog, Inc. — Class A (a)(b)	23,000	678,960
UTI Worldwide, Inc. (a)	12,350	959,595
Waste Connections, Inc. (a)(b)	20,000	701,600

		8,211,526

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Information Technology (26.1%)
ANSYS, Inc. (a)(b)	18,850	$725,537
Anteon International Corp. (a)(b)	25,350	1,083,966
Arris Group, Inc. (b)	110,500	1,310,529
Comtech Telecommunications Corp. (a)(b)	26,000	1,078,220
Cypress Semiconductor Corp. (a)(b)	46,000	692,300
Entegris, Inc. (b)(a)	81,315	918,860
Equinix, Inc. (b)	14,000	583,100
F5 Networks, Inc. (a)(b)	18,525	805,282
Intevac, Inc. (b)	63,000	649,530
Komag, Inc. (b)	17,900	572,084
Micrel, Inc. (a)(b)	70,200	788,346
MICROS Systems, Inc. (a)(b)	23,500	1,028,125
Microsemi Corp. (a)(b)	42,500	1,085,449
NICE-Systems, Ltd. (b)	22,400	1,012,032
Openwave Systems, Inc. (a)(b)	55,900	1,005,082
Trimble Navigation, Ltd. (b)	18,000	606,420
WebSideStory, Inc. (b)	32,000	567,040

		14,511,902

Telecommunication Services (3.5%)
Alamosa Holdings, Inc. (a)(b)	113,000	1,933,430

Total Common Stocks (Cost $38,462,059)		52,706,898

Exchange Traded Funds (3.4%)
iShares Russell 2000 Growth Fund (a)	15,500	1,066,245
iShares Russell 2000 Index Fund (a)(b)	12,700	842,518

Total Exchange Traded Funds (Cost $1,873,542)		1,908,763

Repurchase Agreement (1.4%)
U.S. Bank N.A., 3.55%, dated 9/30/05, maturing 10/3/05, with a maturity value of $766,642 (Collateralized fully by U.S. Government Agencies)	$766,415	766,415

Total Repurchase Agreement (Cost $766,415)		766,415

Securities Held as Collateral for Securities on Loan (40.4%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	22,466,299	22,466,299

Total Securities Held as Collateral for Securities on Loan (Cost $22,466,299)		22,466,299

Total Investments (Cost $63,568,315) — 140.1%		77,848,375
Net other assets (liabilities) — (40.1)%		(22,278,399)

Net Assets — 100.0%		$55,569,976

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Special Opportunities Equity Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Common Stocks (92.4%)
Commercial Services (6.8%)
Cendant Corp.	285,500	$5,892,720
WCI Communities, Inc. (b)	246,000	6,979,020

		12,871,740

Consumer Discretionary (22.1%)
Anheuser-Busch Companies, Inc.	131,000	5,638,240
Costco Wholesale Corp.	152,700	6,579,843
Hain Celestial Group, Inc. (b)	204,618	3,969,589
Lexmark International, Inc. (b)	93,520	5,709,396
News Corp. — Class A	385,500	6,009,945
Smithfield Foods, Inc. (b)	268,300	7,963,144
YUM! Brands, Inc.	119,500	5,784,995

		41,655,152

Energy (12.6%)
Apache Corp.	101,000	7,597,220
Pioneer Natural Resources Co.	147,000	8,073,240
Weatherford International, Ltd. (b)	118,000	8,101,880

		23,772,340

Financials (9.8%)
Allstate Corp.	9,727	537,806
Markel Corp. (b)	14,200	4,693,100
MBIA, Inc.	104,300	6,322,666
Wells Fargo & Co.	119,000	6,969,830

		18,523,402

Health Care (13.9%)
Coventry Health Care, Inc. (b)	89,500	7,698,790
Laboratory Corporation of America Holdings (b)	103,800	5,056,098
Manor Care, Inc.	159,500	6,126,395
MedCath Corp. (b)	309,472	7,349,960

		26,231,243

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Industrials (7.5%)
L-3 Communications Holdings, Inc.	89,200	$7,053,044
PACCAR, Inc.	103,500	7,026,615

		14,079,659

Information Technology (19.7%)
Activision, Inc. (b)	174,500	3,568,525
ATI Technologies, Inc. (b)	338,000	4,711,720
Comcast Corp. — Class A (b)	242,300	7,118,774
Fair Issac Corp.	165,300	7,405,440
First Data Corp.	172,500	6,900,000
Symantec Corp. (b)	330,809	7,496,132

		37,200,591

Total Common Stocks (Cost $144,954,261)		174,334,127

Investment Companies (0.3%)
Morgan Stanley Quality Municipal Income Trust	35,800	497,978
Van Kampen Trust for Investment Grade Municipals	10,000	149,100

Total Investment Companies (Cost $612,642)		647,078

Repurchase Agreement (6.5%)
U.S. Bank N.A., 3.55%, dated 9/30/05, maturing 10/3/05, with a maturity value of $12,227,253 (Collateralized fully by U.S. Government Agencies)	$12,223,637	12,223,637

Total Repurchase Agreement (Cost $12,223,637)		12,223,637

Total Investments (Cost $157,790,540) — 99.2%		187,204,842
Net other assets (liabilities) — 0.8%		1,455,839

Net Assets — 100.0%		$188,660,681

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

International Equity Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Common Stocks (99.3%)
Australia (2.8%)
Banks (0.8%)
National Australia Bank, Ltd.	79,189	$1,995,347

Property & Causulty Insurance (1.3%)
QBE Insurance Group, Ltd.	206,229	2,937,032

Transportation (0.7%)
Qantas Airways, Ltd.	650,626	1,671,642

		6,604,021

Austria (0.9%)
Telecommunications (0.9%)
Telekom Austria AG	111,196	2,211,493

Belgium (2.1%)
Banking & Insurance Services (1.7%)
Fortis	51,447	1,491,818
KBC Groupe SA	28,577	2,314,595

		3,806,413

Chemicals (0.4%)
Solvay SA	8,923	1,037,433

		4,843,846

Brazil (0.3%)
Oil & Gas (0.3%)
Petroleo Brasileiro SA — ADR	9,800	700,602

China (0.3%)
Telecommunications (0.3%)
China Netcom Group Corp. — ADR	11,000	377,740
China Unicom Ltd. — ADR	37,000	306,360

		684,100

Denmark (0.3%)
Shipping (0.3%)
A P Moller — Maersk A/S	65	663,789

Finland (1.8%)
Oil & Gas (0.3%)
Neste Oil, Oyj (b)	16,250	602,040

Paper & Related Products (0.9%)
UPM — Kymmene, Oyj	110,200	2,204,927

Telecommunications (0.6%)
Nokia, Oyi	82,100	1,375,322

		4,182,289

France (8.8%)
Banks (1.0%)
BNP Paribas SA	32,229	2,449,660

Diversified Operations (0.4%)
LVMH Moet Hennessy Louis Vuitton SA	11,799	972,675

Oil & Gas (3.8%)
Total Fina ELF SA	31,811	8,681,460

Pharmaceuticals (1.6%)
Sanofi-Aventis SA	45,735	3,778,503

Real Estate (0.5%)
Unibail	7,762	1,126,780

Telecommunications (1.5%)
France Telecom SA	125,659	3,606,005

		20,615,083

Germany (7.0%)
Automobiles & Trucks (0.5%)
Bayerische Motoren Werke AG	25,288	1,184,857

	Shares	Fair Value
Common Stocks, continued
Germany, continued
Banking & Finance (0.9%)
Deutsche Postbank AG	39,271	$2,146,302

Biotechnology (0.7%)
Fresenius Medical Care AG	17,533	1,597,070

Diversified Products (0.5%)
Siemens AG	14,595	1,125,121

Electric Utilities (1.4%)
E.On AG	35,293	3,248,745

Insurance (0.2%)
Hannover Rueckversicherungs AG	16,768	579,319

Insurance-Multi-Line (0.3%)
Allianz AG	5,037	680,357

Manufacturing (0.7%)
Man AG	31,712	1,625,328

Retail (0.6%)
Metro AG	29,204	1,439,231

Telecommunications (1.2%)
Deutsche Telekom AG	118,773	2,160,936
Premiere AG (b)	20,440	575,017

		2,735,953

		16,362,283

Great Britain (24.3%)
Banks (5.0%)
Barclays PLC	468,250	4,731,883
HBOS PLC	111,898	1,684,331
Royal Bank of Scotland Group PLC	185,818	5,272,851

		11,689,065

Beverages — Wine & Spirits (1.6%)
Diageo PLC	260,778	3,748,264

Building & Construction (0.2%)
Balfour Beatty PLC	98,935	571,430

Distribution/Wholesale (0.9%)
Wolseley PLC	94,991	2,008,645

Diversified Operations/Commercial (0.8%)
GUS PLC	78,470	1,182,544
Rentokil Initial PLC	210,262	612,779

		1,795,323

Electric — Distribution (0.5%)
Scottish & Southern Energy PLC	66,338	1,203,869

Electronic Parts — Distribution (0.3%)
Electrocomponents PLC	191,700	822,388

Financial Services (0.4%)
Collins Stewart Tullett	86,125	970,581

Insurance (1.5%)
Prudential Corp. PLC	399,788	3,627,578

Media (0.3%)
ITV PLC	298,228	594,331

Oil & Gas (3.1%)
BP Amoco Co.	621,979	7,387,797

Research & Development (0.4%)
Taylor Nelson Sofres PLC	263,209	928,394

Retail — Building (0.7%)
Kingfisher PLC	455,480	1,735,101

Continued

International Equity Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Shares	Fair Value
Common Stocks, continued
Great Britain, continued
Retail — Consumer Electronics (0.4%)
Kesa Electricals PLC	209,246	$941,943

Retail — Food (1.6%)
Tesco PLC	695,621	3,796,951

Telecommunications (5.5%)
O2 PLC	1,111,007	3,090,920
Vodafone Group PLC	3,301,643	8,588,628
WPP Group PLC	102,570	1,043,753

		12,723,301

Tobacco (1.1%)
Gallaher Group PLC	164,119	2,547,083

		57,092,044

Hong Kong (1.7%)
Manufacturing — Consumer Goods (0.3%)
Yue Yuen Industrial Holdings, Ltd.	251,500	690,587

Real Estate (0.5%)
Sun Hung Kai Properties, Ltd.	116,000	1,201,556

Retail — Diversified (0.5%)
Esprit Asia Holdings Ltd.	156,500	1,170,154

Telecommunications (0.4%)
Hutchison Telecommunications (b)	674,000	977,492

		4,039,789

India (0.9%)
Banking & Insurance Services (0.5%)
ICICI Bank, Ltd. — ADR	41,000	1,158,250

Pharmaceuticals (0.3%)
Dr. Reddy’s Laboratories Ltd. — ADR	30,600	595,476

Software (0.1%)
Infosys Technologies Ltd. — ADR	3,800	282,264

		2,035,990

Ireland (2.6%)
Banking & Finance (1.8%)
Bank of Ireland	261,370	4,130,284

Building & Construction (0.8%)
CRH PLC	72,526	1,965,344

		6,095,628

Israel (0.2%)
Pharmaceuticals (0.2%)
Teva Pharmaceutical Industries, Ltd. — ADR	16,300	544,746

Italy (2.1%)
Banking & Finance (1.2%)
UniCredito Italiano S.p.A.	503,141	2,835,704

Oil & Gas (0.9%)
Eni S.p.A.	70,834	2,103,357

		4,939,061

Japan (22.5%)
Automobiles & Trucks (2.9%)
Honda Motor Company, Ltd.	30,500	1,725,198
Mitsubishi Corp.	119,000	2,348,546
Nissan Motors Co., Inc.	238,800	2,726,739

		6,800,483

	Shares	Fair Value
Common Stocks, continued
Japan, continued
Banks (3.1%)
Bank of Yokohama, Ltd. (The)	267,000	$2,034,846
Sumitomo Mitsui Financial Group, Inc.	300	2,828,194
Sumitomo Trust & Banking Company, Ltd.	172,000	1,415,401
Takefuji Corp.	17,340	1,352,062

		7,630,503

Brewery (0.7%)
Asahi Breweries, Ltd.	121,200	1,534,488

Building — Residential/Commercial (0.7%)
Sekisui House, Ltd.	139,000	1,703,515

Computers (0.2%)
Meitec Corp.	14,200	454,150

Cosmetics & Toiletries (0.7%)
Kao Corp.	68,000	1,674,537

Diversified Chemicals (1.8%)
Nitto Denko Corp.	36,700	2,066,194
Shin-Etsu Chemical Company, Ltd.	47,700	2,080,308

		4,146,502

Diversified Financials (0.5%)
Nomura Holdings, Inc.	70,500	1,093,837

Electric Products (1.0%)
Funai Electric Company, Ltd.	10,100	896,987
Yokogawa Electric Corp.	91,300	1,425,406

		2,322,393

Electronic Components (1.5%)
Murata Manufacturing Company, Ltd.	20,900	1,165,612
NEC Electronics Corp.	9,800	326,379
Rohm Company, Ltd.	24,200	2,100,176

		3,592,167

Industrial (0.8%)
East Japan Railway Co.	325	1,855,507

Insurance (0.6%)
Mitsui Sumitomo Insurance Co., Ltd.	127,000	1,470,291

Manufacturing (0.3%)
NTN Corp.	119,000	711,903

Manufacturing-Diversified (0.6%)
NOK Corp	44,000	1,310,308

Office Equipment (1.1%)
Canon, Inc.	48,800	2,635,630

Oil & Gas (0.6%)
Tokyo Gas Company, Ltd.	369,000	1,498,758

Paper & Related Products (0.4%)
Nippon Unipac Holding	230	832,863

Pharmaceuticals (0.2%)
Astellas Pharma Inc.	14,000	526,696

Property & Causulty Insurance (1.1%)
Sompo Japan Insurance, Inc.	187,000	2,476,308

Real Estate (0.8%)
Mitsui Fudosan Co., Ltd.	123,000	1,849,877

Retail (0.6%)
AEON Company, Ltd.	69,800	1,402,150

Retail — Automobile (0.6%)
Bridgestone Corp.	70,000	1,498,678

Continued

International Equity Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Shares	Fair Value
Common Stocks, continued
Japan, continued
Telecommunications (1.7%)
KDDI Corp.	232	$1,308,194
NTT DoCoMo, Inc.	1,464	2,605,533

		3,913,727

		52,935,271

Netherlands (6.4%)
Air Freight & Logistics (1.2%)
TPG NV	110,921	2,755,197

Banking & Finance (2.2%)
ABN AMRO Holding NV	219,034	5,245,865

Electronic Equipment (0.7%)
ASML Holding NV (b)	96,522	1,584,439

Electronics (0.6%)
Koninklijke (Royal) Philips Electronics NV	50,353	1,337,866

Publishing (1.1%)
Reed Elsevier NV	99,145	1,367,764
VNU NV	38,451	1,208,308

		2,576,072

Telecommunications (0.6%)
Koninklijke (Royal) KPN NV	161,805	1,450,538

		14,949,977

Norway (0.6%)
Telecommunications (0.6%)
Telenor ASA	166,400	1,486,667

Singapore (0.5%)
Financial Services (0.4%)
DBS Group Holdings, Ltd.	106,000	990,010

Retail (0.1%)
Jardine Cycle & Carriage Ltd.	38,000	249,335

		1,239,345

South Korea (0.2%)
Banks (0.2%)
Kookmin Bank — ADR	9,200	545,100

Spain (0.9%)
Petroleum (0.9%)
Repsol-YPF SA	63,788	2,066,604

	Shares	Fair Value
Common Stocks, continued
Sweden (1.2%)
Appliances (0.6%)
Electrolux AB — Class B	64,000	$1,498,606

Building Materials (0.6%)
Sandvik AB	27,800	1,382,612

		2,881,218

Switzerland (10.5%)
Banks (2.5%)
Credit Suisse Group	130,749	5,788,841

Biotechnology (0.6%)
Straumann Holding AG	5,091	1,364,012

Building Materials (0.8%)
Holcim, Ltd.	29,815	1,980,064

Commercial Services & Supplies (0.6%)
Adecco SA	31,775	1,451,014

Food Products (1.0%)
Nestle SA	7,998	2,342,174

Insurance (1.3%)
Swiss Re	46,693	3,066,686

Pharmaceuticals (3.7%)
Actelion, Ltd. (b)	12,591	1,357,166
Novartis AG	57,185	2,900,784
Roche Holding AG	32,615	4,531,122

		8,789,072

		24,781,863

Taiwan (0.4%)
Electronic Components (0.2%)
United Microelectronics Corp. — ADR	153,637	553,093

Electronics (0.2%)
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR	53,969	443,626

		996,719

Total Common Stocks (Cost $184,722,658)		233,497,528

Total Investments (Cost $184,722,658) — 99.3%		233,497,528
Net other assets (liabilities) — 0.7%		1,693,995

Net Assets — 100.0%		$235,191,523

Currency	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Fair Value	Unrealized Appreciation (Depreciation)
Short
British Sterling Pound vs. U.S. Dollar	11/25/05	£2,280,000	$4,142,281	$4,017,456	$124,825
British Sterling Pound vs. U.S. Dollar	12/13/05	4,350,000	7,851,750	7,663,830	187,920

Total Short Contracts			$11,994,031	$11,681,286	$312,745

Long
British Sterling Pound vs. U.S. Dollar	11/25/05	£955,000	$1,731,797	$1,682,750	$(49,047)
British Sterling Pound vs. U.S. Dollar	11/25/05	1,325,000	2,389,200	2,334,706	(54,494)

Total Long Contracts			$4,120,997	$4,017,456	$(103,541)

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Short U.S. Government Fund

Schedule of Portfolio Investments	September 30, 2005

	Principal Amount	Fair Value
Corporate Bonds (3.0%)
Financial Services (3.0%)
BP Capital Markets, 2.625%, 3/15/07	$3,000,000	$2,928,504
General Electric Capital Corp., 5.375%, 3/15/07 (a)	2,000,000	2,025,346

Total Corporate Bonds (Cost $4,994,992)		4,953,850

Mortgage-Backed Securities (26.3%)
Federal Home Loan Mortgage Corporation (14.2%)
5.00%, 12/1/08, Pool # M80714	713,215	717,314
4.50%, 12/1/09, Pool # M80791	4,137,017	4,114,352
4.50%, 1/1/10, Pool # M80792	2,182,213	2,170,356
3.50%, 1/15/10, Pool # 2663	913,757	911,248
4.00%, 3/1/10, Pool # M80806	3,129,619	3,071,426
4.50%, 1/15/11, Pool # 2782	3,101,493	3,099,035
6.50%, 5/1/13, Pool # E00548	354,671	366,420
2.25%, 4/15/16, Series 2613, Class — BM, CMO	1,003,796	999,188
6.00%, 9/1/16, Pool # E01049	935,118	961,134
5.50%, 7/15/17, Series 2808, Class OK, CMO	4,750,000	4,804,381
6.00%, 4/15/18, Series 2504, Class VB, CMO	1,994,243	1,999,815

		23,214,669

Federal National Mortgage Assoc. (11.9%)
3.50%, 3/25/09, Series 2003-92, CMO	2,212,723	2,204,725
4.50%, 8/25/09, Series 2003-3, Class — PA, CMO	121,660	121,410
4.50%, 1/1/10, Pool # 254626	1,794,298	1,784,246
2.00%, 1/25/11, Series 2003-83, Class — AP, CMO	1,496,836	1,486,822
4.50%, 9/25/12, Series 2002-82, Class — XJ, CMO	1,826,872	1,824,757
6.50%, 8/1/13, Pool # 251901	810,633	839,045
6.00%, 3/1/16, Pool # 253702	613,662	631,421
6.00%, 4/1/16, Pool # 535846	585,587	602,534
6.50%, 4/1/16, Pool # 253706	1,029,877	1,065,292
6.00%, 8/1/16, Pool # 545125	418,559	430,621
5.00%, 11/1/17, Pool # 254510	2,208,409	2,205,020
5.00%, 12/1/17, Pool # 254545	2,369,560	2,365,924
4.50%, 3/1/18, Pool # 555292	3,367,798	3,303,700
4.00%, 5/25/19, Series 2003-17, Class — QG, CMO	503,497	502,495
3.50%, 5/25/31, Series 2003-133, Class — PA, CMO	97,357	97,069

		19,465,081

Government National Mortgage Association (0.2%)
3.50%, 5/20/22, Series 2003-95, Class — PU, CMO	374,226	373,428

Total Mortgage-Backed Securities (Cost $43,601,728)		43,053,178

U.S. Government Agencies (48.5%)
Federal Farm Credit Bank (4.2%)
3.15%, 9/29/06	2,000,000	1,976,642
3.375%, 7/15/08	5,000,000	4,862,120

		6,838,762

	Principal Amount	Fair Value
U.S. Government Agencies, continued
Federal Home Loan Bank (13.8%)
2.25%, 12/15/05 (a)	$3,000,000	$2,989,602
5.125%, 3/6/06 (a)	4,000,000	4,018,280
2.875%, 9/15/06	5,000,000	4,931,560
2.50%, 4/5/07	3,000,000	2,918,256
3.625%, 11/14/08 (a)	8,000,000	7,814,896

		22,672,594

Federal Home Loan Mortgage Corporation (16.3%)
4.875%, 3/15/07 (a)	6,000,000	6,042,750
3.75%, 8/3/07 (a)	7,000,000	6,911,947
3.30%, 9/14/07	5,000,000	4,904,485
3.25%, 2/25/08 (a)	4,000,000	3,891,245
3.50%, 4/1/08 (a)	5,000,000	4,895,910

		26,646,337

Federal National Mortgage Assoc. (14.2%)
4.75%, 1/2/07 (a)	5,000,000	5,015,255
2.625%, 1/19/07 (a)	4,000,000	3,912,344
3.875%, 5/15/07	4,000,000	3,967,888
6.625%, 10/15/07 (a)	8,000,000	8,341,688
3.875%, 7/15/08	2,000,000	1,968,694

		23,205,869

Total U.S. Government Agencies (Cost $80,676,931)		79,363,562

U.S. Treasury Notes (18.8%)
U.S. Treasury Notes (18.8%)
2.50%, 10/31/06 (a)	6,000,000	5,897,580
2.625%, 11/15/06 (a)	1,500,000	1,475,391
3.375%, 2/28/07 (a)	6,000,000	5,934,372
5.50%, 2/15/08	5,000,000	5,151,560
5.625%, 5/15/08 (a)	3,000,000	3,105,819
3.25%, 8/15/08 (a)	7,500,000	7,310,745
3.875%, 1/15/09 (a)	1,786,920	1,938,529

Total U.S. Treasury Notes (Cost $31,251,148)		30,813,996

Repurchase Agreement (3.1%)
U.S. Bank N.A., 3.55%, dated 9/30/05, maturing 10/3/05, with a maturity value of $5,105,855 (Collateralized fully by U.S. Government Agencies)	5,104,345	5,104,345

Total Repurchase Agreement (Cost $5,104,345)		5,104,345

Securities Held as Collateral for Securities on Loan (46.9%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	76,800,573	76,800,573

Total Securities Held as Collateral for Securities on Loan (Cost $76,800,573)		76,800,573

Total Investments (Cost $242,429,717) — 146.6%		240,089,504
Net other assets (liabilities) — (46.6)%		(76,323,965)

Net Assets — 100.0%		$163,765,539

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund

Schedule of Portfolio Investments	September 30, 2005

	Principal Amount	Fair Value
Mortgage-Backed Securities (45.0%)
Federal Home Loan Mortgage Corporation (9.8%)
6.00%, 9/1/08, Pool # M80700	$309,069	$313,721
5.00%, 11/1/09, Pool # M80779	2,803,086	2,818,176
6.50%, 5/1/13, Pool # E00548	354,671	366,420
6.00%, 9/1/16, Pool # E01049	1,294,779	1,330,802
6.00%, 5/1/17, Pool # E89746	1,567,202	1,610,812
4.50%, 2/1/18, Pool # E94445	9,321,735	9,144,216
4.50%, 8/15/22, Series 2649, Class — VJ, CMO	6,049,000	5,672,885
5.50%, 12/15/22, Series 2542, Class — DJ, CMO	5,000,000	5,141,993
5.00%, 7/15/23, Series 2638, Class — DH, CMO	2,302,000	2,282,839
7.00%, 8/15/23, Series 1644, Class — l, CMO	1,357,018	1,376,894
5.50%, 2/1/29, Pool # A18613	8,920,355	8,938,040
6.00%, 2/1/31, Pool # CO1153	555,052	565,063
6.50%, 12/1/31, Pool # C01271	777,736	801,094
6.50%, 2/1/32, Pool # C01297	222,875	229,569
5.00%, 10/15/32, Series # 2553, Class — DJ, CMO	5,000,000	4,869,965
5.00%, 5/1/35, Pool A35079	9,267,458	9,072,262

		54,534,751

Federal National Mortgage Assoc. (24.0%)
6.00%, 10/1/08, Pool # 254041	207,046	209,957
6.00%, 2/1/09, Pool # 254243	452,973	458,994
6.00%, 4/1/13, Pool # 251656	337,682	347,412
6.00%, 11/1/13, Pool # 323363	515,918	530,785
6.50%, 12/1/13, Pool # 555005	391,171	404,635
6.00%, 3/1/16, Pool # 253702	245,465	252,569
6.00%, 4/1/16, Pool # 535846	1,171,175	1,205,068
6.50%, 5/1/16, Pool # 253799	1,171,712	1,212,004
6.00%, 8/1/16, Pool # 545125	558,078	574,161
5.50%, 9/15/17, Series 2501, Class — MC, CMO	18,663,910	19,052,101
5.00%, 11/1/17, Pool # 254510	2,208,409	2,205,020
5.00%, 12/1/17, Pool # 254545	2,369,560	2,365,924
5.00%, 1/1/18, Pool # 650205	7,676,531	7,661,615
4.50%, 1/25/18, Series 2002-94, Class — HM, CMO	8,000,000	7,719,805
4.50%, 2/1/18, Pool # 683346	3,455,471	3,384,910
4.50%, 3/1/18, Pool # 555292	6,735,597	6,607,399
6.00%, 1/1/23, Pool # 254633	2,958,962	3,027,904
5.00%, 7/25/25, Series 2003-9, Class — JB, CMO	6,001,214	6,013,967
6.00%, 1/1/29, Pool # 252211	730,569	744,376
6.00%, 6/15/32, Pool # 569838	3,757,651	3,849,700
5.50%, 8/1/32, Pool # 555954	1,659,559	1,675,946
5.50%, 1/1/33, Pool # 678321	2,757,804	2,759,279
5.19%, 6/25/33, Series 2003-48, Class — KF*, CMO	486,141	488,148
5.00%, 7/1/33, Pool # 724965	4,135,744	4,058,154
5.00%, 8/1/33, Pool # 724635	1,863,013	1,828,843
5.00%, 8/1/33, Pool # 738751	2,108,274	2,068,926
5.00%, 10/1/33, Pool # 753298	1,024,359	1,005,423
5.50%, 1/1/34, Pool # 757571	3,157,162	3,156,767
4.50%, 9/1/34, Pool # 725866	9,265,582	8,834,733
5.50%, 1/1/35, Pool # 807988	11,758,532	11,757,062
5.50%, 3/1/35, Pool # 787561	28,802,562	28,798,962

		134,260,549

	Principal Amount	Fair Value
Mortgage-Backed Securities, continued
Government National Mortgage Assoc. (11.2%)
5.50%, 7/15/24, Pool # 631850	$1,044,057	$1,054,475
7.00%, 7/15/29, Pool # 510099	363,295	382,261
6.50%, 2/15/32, Pool # 538313	681,296	708,870
6.50%, 5/15/32, Pool # 569804 (a)	1,563,958	1,627,255
5.50%, 7/16/32, Series 2003-1, Class — PE, CMO	5,000,000	5,002,590
6.00%, 6/15/33, Pool # 604383	17,070,415	17,488,293
5.50%, 7/15/33, Pool # 615287 (a)	19,176,492	19,370,907
6.00%, 8/15/34, Pool # 562388	16,617,734	17,025,179

		62,659,830

Total Mortgage-Backed Securities (Cost $253,848,692)		251,455,130

U.S. Government Agencies (41.1%)
Federal Farm Credit Bank (2.6%)
5.69%, 1/10/08	2,000,000	2,054,704
3.00%, 4/15/08 (a)	13,000,000	12,591,501

		14,646,205

Federal Home Loan Bank (6.8%)
5.615%, 3/1/06, Series KY06 (a)	1,000,000	1,006,574
2.45%, 3/23/07 (a)	6,030,000	5,866,690
3.125%, 8/15/07 (a)	10,000,000	9,775,310
6.00%, 6/11/08, Series FJ08 (a)	1,100,000	1,143,020
4.875%, 8/16/10 (a)	20,000,000	19,961,379

		37,752,973

Federal Home Loan Mortgage Corporation (18.0%)
4.75%, 12/8/10, Callable 12/8/05 @ 100 (a)	20,000,000	19,986,941
4.75%, 10/11/12, Callable 10/11/05 @ 100 (a)	51,355,000	51,307,754
4.50%, 5/1/34	10,230,916	9,744,624
5.50%, 5/1/35	19,296,985	19,294,573

		100,333,892

Federal National Mortgage Assoc. (12.1%)
5.875%, 3/21/11 (a)	10,000,000	10,534,440
4.75%, 2/21/13, Callable 2/21/06 @ 100 (a)	52,560,000	52,196,968
5.125%, 1/2/14 (a)	5,000,000	5,076,835

		67,808,243

Sovereign (1.6%)
Financing Corp., 8.60%, 9/26/19	500,000	686,922
Tennessee Valley Authority, Series A, 6.79%, 5/23/12	5,000,000	5,612,260
Tennessee Valley Authority, 7.14%, 5/23/12	2,400,000	2,738,450

		9,037,632

Total U.S. Government Agencies (Cost $231,200,030)		229,578,945

U.S. Government Backed Securities (2.6%)
Banking & Financial Services (2.6%)
Private Export Funding, 4.97%, 8/15/13	4,350,000	4,449,297
Private Export Funding, 4.55%, 5/15/15	10,000,000	9,937,180

Total U.S. Government Backed Securities (Cost $14,672,122)		14,386,477

Continued

Intermediate U.S. Government Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Principal Amount	Fair Value
U.S. Treasury Bonds & Notes (10.4%)
1.625%, 1/15/15 (a)	$5,115,850	$5,055,099
4.00%, 2/15/15 (a)	17,000,000	16,548,446
6.25%, 8/15/23	5,000,000	5,978,710
6.00%, 2/15/26 (a)	7,000,000	8,255,625
5.50%, 8/15/28 (a)	10,000,000	11,235,940
5.375%, 2/15/31 (a)	10,000,000	11,203,120

Total U.S. Treasury Bonds & Notes (Cost $58,189,915)		58,276,940

Repurchase Agreement (0.5%)
U.S. Bank N.A., 3.55%, dated 9/30/05, maturing 10/3/05, with a maturity value of $3,067,330 (Collateralized fully by U.S. Government Agencies)	3,066,423	3,066,423

Total Repurchase Agreement (Cost $3,066,423)		3,066,423

	Principal Amount	Fair Value
Securities Held as Collateral for Securities on Loan (46.0%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	$256,932,362	$256,932,362

Total Securities Held as Collateral for Securities on Loan (Cost $256,932,362)		256,932,362

Total Investments (Cost $817,909,544) — 145.6%		813,696,277
Net other assets (liabilities) — (45.6)%		(254,915,392)

Net Assets — 100.0%		$558,780,885

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Total Return Bond Fund (formerly known as the Intermediate Corporate Bond Fund)

Schedule of Portfolio Investments	September 30, 2005

	Principal Amount	Fair Value
Corporate Bonds (38.8%)
Aerospace & Defense (0.4%)
Raytheon Co., 6.15%, 11/1/08 (a)	$2,000,000	$2,079,422

Airlines (0.8%)
Southwest Airlines Co., 5.25%, 10/1/14	3,685,000	3,605,010

Auto — Cars/Light Trucks (0.5%)
DaimlerChrysler NA Holdings, 4.875%, 6/15/10 (a)	2,355,000	2,307,945

Banking & Financial Services (30.7%)
Associates Corp. NA, 6.25%, 11/1/08	3,990,000	4,174,194
Bank of America Commercial Mortgage, Inc., Series 2004-6, Class A5, 4.811%, 12/10/42	8,938,000	8,804,231
Bank of America Corp., 4.25%, 10/1/10	3,370,000	3,292,935
Bear Stearns Co., Inc., 4.57%, 9/27/07*	5,000,000	5,054,315
Bear Stearns Co., Inc., Series MTNB, 3.98%, 1/30/09*	1,000,000	1,004,884
Chase Funding Mortgage Loan Asset-Backed, Series 2003-4, Class 1A5, 5.416%, 5/25/33	7,655,000	7,730,053
Chase Issuance Trust, Series 2005-A1; Class A1, 3.78%, 12/15/10*	5,500,000	5,500,583
CIT Group, Inc., 5.00%, 2/13/14	1,888,000	1,868,278
CIT Group, Inc., Series MTN, 4.12%, 9/20/07*	5,050,000	5,064,993
Countrywide Asset-Backed Certificates, Series 2004-12, Class 2AV2, 4.11%, 9/25/33*	140,000	140,223
Countrywide Asset-Backed Certificates, Series 2004-3, Class 3A3, 4.21%, 8/25/34*	11,510,000	11,574,644
Credit-Based Asset Servicing and Securitization, Series 2005-CB5, Class AF2, 4.831%, 8/25/35	6,000,000	5,970,129
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A2, 3.516%, 1/15/37	5,650,000	5,473,111
First Horizon ABS Trust, Series 2004-HE2, Class A, 4.05%, 2/25/34*	270,139	270,330
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A1, 5.56%, 6/10/38	4,926,968	5,014,782
GE Capital Commercial Mortgage Corp., Series 2004-C1, Class A2, 3.915%, 11/10/38	8,040,000	7,768,637
General Electric Capital Corp., Series MTNA, 3.984%, 6/22/07*	7,000,000	7,007,070
General Electric Capital Corp., Series MTNA, 3.769%, 7/28/08*	2,095,000	2,098,639
Goldman Sachs Group, Inc., 4.125%, 1/15/08	2,675,000	2,647,996
Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 6/18/12	3,760,000	3,716,746
HSBC Finance Corp., 4.75%, 7/15/13	3,775,000	3,684,521
Lehman Brothers Holdings, Series MTNG, 4.80%, 3/13/14 (a)	7,045,000	6,920,994
Lehman Brothers, Inc., Series MTNG, 3.74%, 4/20/07*	5,000,000	5,006,800
MBNA Credit Card Master Note Trust, Series 2003-A3, Class A3, 3.89%, 8/16/10*	6,400,000	6,417,381

	Principal Amount	Fair Value
Corporate Bonds, continued
Banking & Financial Services, continued
Merrill Lynch & Co., 6.00%, 2/17/09	$4,465,000	$4,644,636
Morgan Stanley, 4.25%, 5/15/10	3,875,000	3,777,133
Residential Asset Mortgage Products, Inc., Series 2003-RS4, Class AI6, 4.018%, 3/25/33	6,000,000	5,882,605
Residential Asset Securities Corp., Series 2005-KS6, Class A2, 3.98%, 7/25/35*	9,592,000	9,591,779
Synovus Financial, 4.875%, 2/15/13	3,300,000	3,279,368
Wachovia Corp., 4.375%, 6/1/10	2,343,000	2,308,469

		145,690,459

Telecommunications (4.0%)
America Movil SA de CV, 5.75%, 1/15/15	4,580,000	4,595,870
Motorola, Inc., 7.50%, 5/15/25	6,650,000	8,008,341
Sprint Capital Corp., 6.875%, 11/15/28 (a)	5,835,000	6,445,784

		19,049,995

Utilities (2.4%)
American Electric Power, Series C, 5.375%, 3/15/10	5,880,000	5,986,863
General Electric Co., 5.00%, 2/1/13	5,500,000	5,545,722

		11,532,585

Total Corporate Bonds (Cost $185,165,535)		184,265,416

Mortgage-Backed Securities (34.5%)
Federal Home Loan Mortgage Corp. (8.8%)
6.00%, 10/1/19, Pool # G11679	4,902,912	5,037,213
5.00%, 5/1/20, Pool # B19275	9,613,618	9,591,552
4.50%, 6/1/35, Pool # G01842	3,532,028	3,360,724
5.50%, 6/1/35, Pool # A35148	8,757,696	8,762,075
5.50%, 7/1/35, Pool # A36540	5,470,000	5,472,735
6.00%, 7/1/35, Pool # A36304	2,863,797	2,914,094
5.50%, 8/1/35, Pool # A36652	2,547,516	2,548,790
5.00%, 9/1/35, Pool # A37961	2,750,000	2,692,078
5.50%, 9/1/35, Pool # G08080	1,600,000	1,600,800

		41,980,061

Federal National Mortgage Assoc. (13.0%)
6.00%, 10/1/13, Pool # 252061	300,000	308,541
5.50%, 4/1/18, Pool # 685496	412,116	418,254
4.50%, 6/1/19, Pool # 780349	5,648,972	5,533,620
5.00%, 8/1/20, Pool # 838787	999,901	997,606
5.00%, 8/1/20, Pool # 832058	642,647	641,172
6.50%, 9/1/34, Pool # 796569	4,727,217	4,865,782
6.50%, 1/1/35, Pool # 809198	3,055,455	3,145,016
6.00%, 2/1/35, Pool # 735269	3,222,352	3,276,932
5.50%, 3/1/35, Pool # 787561	11,278,446	11,277,035
5.50%, 4/1/35, Pool # 822982	8,659,362	8,659,990
6.00%, 4/1/35, Pool # 735503	934,225	950,049
6.00%, 4/1/35, Pool # 735502	1,930,001	1,962,692
6.00%, 5/1/35, Pool # 821037	7,600,753	7,729,495
7.00%, 6/1/35, Pool # 830686	2,964,999	3,103,425
7.00%, 6/1/35, Pool # 255820	2,571,547	2,691,605
5.00%, 9/1/35, Pool # 757857	2,200,002	2,154,077
5.50%, 10/1/35 (f)	4,000,000	3,997,500

		61,712,791

Continued

Total Return Bond Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Principal Amount	Fair Value
Mortgage-Backed Securities, continued
Government National Mortgage Assoc. (12.7%)
6.00%, 1/15/33, Pool # 603914 (a)	$3,099,924	$3,175,717
6.00%, 8/15/34, Pool # 562388	6,630,279	6,792,844
5.50%, 4/15/35, Pool # 521279 (a)	10,869,171	10,976,102
5.00%, 10/1/35 (f)	6,117,000	6,052,007
5.00%, 10/1/35 (f)	33,800,000	33,440,875

		60,437,545

Total Mortgage-Backed Securities (Cost $165,595,590)		164,130,397

Municipal Bonds (2.8%)
Illinois (0.4%)
Illinois State, 3.75%, 6/1/12	2,200,000	2,075,612

New York (0.5%)
Sales Tax Asset Receivables Corp., Series B, 4.06%, 10/15/10, FGIC	2,500,000	2,431,250

Oregon (0.5%)
Oregon School Boards Association, 4.759%, 6/30/28, AMBAC	2,450,000	2,321,645

Texas (1.4%)
Brownsville Texas Utility System, Series B, 4.762%, 9/1/11, AMBAC	3,015,000	3,026,457
Brownsville Texas Utility System, Series B, 4.924%, 9/1/14, AMBAC	3,570,000	3,580,353

		6,606,810

Total Municipal Bonds (Cost $13,455,108)		13,435,317

U.S. Government Agencies (11.5%)
Federal Home Loan Bank (3.6%)
3.75%, 9/28/06, Callable 12/28/05 @ 100 (a)*	3,800,000	3,792,803
4.25%, 3/24/08, Callable 12/24/05 @ 100 (a)	4,665,000	4,624,051
3.75%, 8/15/08 (a)	5,000,000	4,903,279
4.50%, 2/18/15 (a)	4,000,000	3,954,852

		17,274,985

Federal Home Loan Mortgage Corp. (3.7%)
4.625%, 8/15/08, Callable 8/15/06 @ 100 (a)	4,850,000	4,845,063
4.375%, 7/17/15 (a)	5,651,000	5,519,190
5.50%, 8/20/19, Callable 8/20/07 @ 100 (a)	7,183,000	7,175,954

		17,540,207

	Principal Amount	Fair Value
U.S. Government Agencies, continued
Federal National Mortgage Assoc. (2.5%)
3.75%, 5/17/07, Callable (a)	$2,508,000	$2,480,620
4.375%, 7/17/13, Callable 7/17/06 @ 100 (a)	4,910,000	4,746,482
6.625%, 11/15/30 (a)	3,704,000	4,572,344

		11,799,446

Student Loan Marketing Assoc. (1.7%)
Series MTNA, 3.73%, 1/25/08*	4,335,000	4,335,737
Series MTNA, 4.00%, 1/15/09	3,595,000	3,531,253

		7,866,990

Total U.S. Government Agencies (Cost $54,986,728)		54,481,628

U.S. Treasury Bonds (5.6%)
7.875%, 2/15/21 (a)	2,426,000	3,299,928
7.25%, 8/15/22 (a)	9,725,000	12,706,315
6.875%, 8/15/25 (a)	2,495,000	3,216,407
6.00%, 2/15/26 (a)	6,400,000	7,548,000

Total U.S. Treasury Bonds ($27,040,391)		26,770,650

U.S. Treasury Notes (8.6%)
3.50%, 1/15/11 (a)	7,975,505	8,801,086
1.625%, 1/15/15 (a)	8,901,579	8,795,873
4.125%, 5/15/15 (a)	23,674,000	23,266,168

Total U.S. Treasury Notes ($41,138,774)		40,863,127

Repurchase Agreement (10.9%)
U.S. Bank N.A., 3.55%, dated 9/30/05, maturing 10/3/05, with a maturity value of $51,689,351 (Collateralized fully by U.S. Government Agencies)	51,674,064	51,674,064

Total Repurchase Agreement ($51,674,064)		51,674,064

Securities Held as Collateral for Securities on Loan (29.9%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	142,285,874	142,285,874

Total Securities Held as Collateral for Securities on Loan ($142,285,874)		142,285,874

Total Investments (Cost $681,342,064) — 142.6%		677,906,472
Net other assets (liabilities) — (42.6%)		(202,523,547)

Net Assets — 100.0%		$475,382,925

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2005

	Principal Amount	Fair Value
Municipal Bonds (97.6%)
Kentucky (96.9%)
Education Bonds (25.3%)
Allen County, Kentucky, School District, 5.25%, 4/1/10, Callable 4/1/07 @ 102	$455,000	$478,706
Boone County, Kentucky, School District, 4.875%, Series A, 2/1/20, Callable 2/1/12 @ 101	105,000	110,187
Campbell County, Kentucky, School District, 4.25%, 2/1/17, Callable 2/1/13 @ 100, FSA	100,000	101,444
Fayette County, Kentucky, School District, 5.00%, 9/1/09	115,000	122,347
Grant County, Kentucky, School District, 4.00%, 3/1/14	315,000	320,475
Graves County, Kentucky, School District, 5.60%, 2/1/18, Callable 2/1/10 @ 101	100,000	108,899
Hardin County, Kentucky, School District, 4.00%, 2/1/16	325,000	327,002
Hardin County, Kentucky, School District, 4.00%, 2/1/18	775,000	769,001
Jefferson County, Kentucky, School District, Series A, 5.25%, 1/1/11, Callable 7/1/09 @ 101, FSA	200,000	214,758
Jefferson County, Kentucky, School District, 5.25%, 7/1/11, Callable 1/1/10 @ 101, FSA	250,000	270,425
Jefferson County, Kentucky, School District, 5.50%, 1/1/14, FSA	125,000	140,396
Louisville & Jefferson County, Kentucky, 5.00%, 5/15/10	500,000	535,900
Mclean County, Kentucky, School District, 4.90%, 2/1/18, Callable 2/1/08 @ 102	150,000	157,266
Ohio County, Kentucky, School District Finance Corporation, 4.00%, 6/1/18	500,000	492,160
Somerset, Kentucky, Independent School District Finance Corporation, 4.00%, 10/1/08	175,000	178,927
University of Kentucky, Series Q, 5.00%, 5/1/10	250,000	267,253

		4,595,146

Facilities Support Services (32.2%)
Kentucky State Property & Buildings Commission, Project # 55, 6.25%, 9/1/07, FSA	100,000	105,925
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 2/1/09, FSA	350,000	373,513
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 8/1/09, FSA	150,000	161,234
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 2/1/10, FSA	305,000	329,784
Kentucky State Property & Buildings Commission, Project # 69, Series A, 5.50%, 8/1/11, FSA	540,000	596,683
Kentucky State Property & Buildings Commission, Project # 64, 5.375%, 5/1/13, Callable 11/1/09 @ 100, MBIA	500,000	540,870
Kentucky State Property & Buildings Commission, Project # 67, 5.625%, 9/1/13, Callable 9/1/10 @ 100	300,000	331,326
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 2/1/14, Callable 2/1/12 @ 100, FSA	500,000	552,029

	Principal Amount	Fair Value
Municipal Bonds, continued
Kentucky, continued
Facilities Support Services, continued
Kentucky State Property & Buildings Commission, Project # 81, 5.00%, 11/1/16, Callable 11/1/13 @ 100, AMBAC	$500,000	$538,365
Kentucky State Property & Buildings Commission, Project # 73, 5.50%, Series 2, 11/1/16, Callable 11/1/12 @ 100, FSA	400,000	444,244
Kentucky State Property & Buildings Commission, Project # 65, 5.95%, Callable 2/1/10 @ 100 2/1/17	490,000	542,518
Kentucky State Property & Buildings Commission, Project # 83, 5.00%, 10/1/18	250,000	274,888
Kentucky State Property & Buildings Commission, Project # 76, 5.50%, 8/1/21	395,000	457,422
Kentucky State Property & Buildings Commission, 5.15%, 2/1/22, FSA	175,000	190,993
Louisville, Kentucky Parking Authority, 7.50%, 7/1/09, Callable 1/1/06 @ 100	350,000	402,798

		5,842,592

General Obligations (2.1%)
Hopkins County, Kentucky, Detention Facilities, 5.375%, 2/1/09, FGIC	350,000	374,199

Health Care Bonds (3.0%)
Kentucky Economic Development Financial Authority, Catholic Health Initiatives, Series A, 5.75%, 12/1/15, Callable 6/1/10 @ 101	500,000	543,285

Housing Bonds (4.9%)
Kentucky Area Development District, 5.40%, 6/1/14	220,000	236,674
Kentucky Asset Liability Commision, 5.00%, 5/1/16	500,000	541,125
Kentucky Housing Corporation, Series D, 5.20%, 7/1/07, Callable 7/1/06 @ 102, FHA	100,000	103,001

		880,800

Transportation Bonds (11.5%)
Kentucky State Turnpike Authority, Revitalization Projects, 6.50%, 7/1/08, AMBAC	350,000	380,566
Kentucky State Turnpike Authority, Revitalization Projects, 5.50%, 7/1/09, AMBAC	250,000	269,893
Kentucky State Turnpike Authority, Revitalization Projects, Series A, 5.50%, 7/1/12, AMBAC	500,000	558,054
Kentucky State Turnpike Authority, Revitalization Projects, 5.00%, 7/1/13	500,000	543,785
Kentucky State Turnpike Authority, Reviatlization Projects, Series A, 5.50%, 7/1/15, AMBAC	300,000	339,651

		2,091,949

Urban and Community Development (6.7%)
Bell County, Kentucky, Judicial Center Project, 5.40%, 9/1/13, Callable 3/1/11 @ 102	160,000	175,426
Davies County, Kentucky, Court Facilities Project, Series A, 5.60%, 10/1/06	245,000	250,880
Jefferson County, Kentucky, Capital Projects, 5.20%, 6/1/08, Callable 6/1/07 @ 102, MBIA	295,000	309,867

Continued

Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Principal Amount	Fair Value
Municipal Bonds, continued
Kentucky, continued
Urban and Community Development, continued
Mason County, Kentucky, Court Facilities Project, 4.90%, 3/1/13, Callable 3/1/08 @ 102, AMBAC	$190,000	$200,496
Paducah, Kentucky Public Housing Authority, 5.00%, 10/1/06, Callable 10/1/05@ 100, U.S. Government Guaranteed	270,000	275,322

		1,211,991

Utility Bonds (11.2%)
Lexington-Fayette Urban County, Kentucky, Sewer Systems, 5.50%, 7/1/11	450,000	497,984
Louisville Kentucky Revenue Bond, 5.25%, Callable 11/15/10 @ 100 11/15/17	190,000	204,913
Louisville, Kentucky, Louisville Water Company, 4.70%, 11/15/14, Callable 11/15/10 @ 100	50,000	52,535
Louisville-Jefferson County, Kentucky, 5.00%, 5/15/38, Callable 05/15/14 @ 101	750,000	782,647
Louisville-Jefferson County, Kentucky, Sewer Distribution, Series A, 5.75%, 5/15/14, Callable 11/15/09 @ 101, FGIC	200,000	219,720
Owensboro, Kentucky Electric Light & Power, Series B, 2.36%, 1/1/06, AMBAC*	60,000	59,577
Owensboro, Kentucky Electric Light & Power, Series B, 2.92%, 1/1/09, AMBAC*	70,000	62,850

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
Kentucky, continued
Utility Bonds, continued
Owensboro, Kentucky Electric Light & Power, Series B, 2.97%, 1/1/10, AMBAC*	$105,000	$90,640
Winchester, Kentucky, 4.70%, 7/1/15, Callable 7/1/12 @ 101, AMBAC	50,000	53,506

		2,024,372

Total Kentucky		17,564,334

Puerto Rico (0.7%)
Puerto Rico Commonwealth, 6.50%, 7/1/14, MBIA	100,000	120,932

Total Municipal Bonds (Cost $17,540,581)		17,685,266

Investment Company (3.0%)
Federated Tax Exempt Money Market Fund	550,397	550,397

Total Investment Company (Cost $550,397)		550,397

Total Investments (Cost $18,090,978) — 100.6%		18,235,663
Net other assets (liabilities) — (0.6)%		(100,482)

Net Assets — 100.0%		$18,135,181

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2005

	Principal Amount	Fair Value
Municipal Bonds (95.4%)
Maryland (94.4%)
Education Bonds (10.3%)
Maryland State Authority for American Physics, 5.25%, 12/15/13, Callable 12/15/11 @ 100, GTY- AGMT	$150,000	$163,416
Maryland State Health & Higher Education, 4.625%, 7/1/10	100,000	104,037
Maryland State Health & Higher Education, 5.125%, 7/1/11, AMBAC	100,000	109,267
Maryland State Health & Higher Education, 4.80%, 7/1/12	100,000	104,989
Maryland State Health & Higher Education, 5.00%, 5/15/13, Callable 5/15/11 @ 100	175,000	185,811
Maryland State Health & Higher Education, 5.50%, 7/1/13, Callable 7/1/06 @ 100	50,000	52,223
Maryland State Health & Higher Education, 4.375%, 8/15/13	180,000	183,306
Maryland State Health & Higher Education, Series A, 5.75%, 1/1/15, Callable 1/1/13 @ 101	100,000	108,508
Maryland State Health & Higher Education, 5.50%, 7/1/24, Callable 7/1/06 @ 100	135,000	135,068
Maryland State Health & Higher Education, 5.125%, 7/1/33, Callable 7/1/08 @ 101	50,000	52,432

		1,199,057

General Obligations (56.1%)
Anne Arundel County, Maryland, 5.00%, 4/1/06	70,000	70,778
Anne Arundel County, Maryland, 5.25%, 3/1/11	200,000	218,612
Anne Arundel County, Maryland, 5.375%, 3/1/13	400,000	441,035
Anne Arundel County, Maryland, 5.00%, 3/1/17, Callable 3/1/15 @ 100	250,000	271,908
Baltimore County, Maryland, 7.00%, 10/15/09, MBIA	100,000	114,045
Baltimore County, Maryland, 4.75%, 6/1/17, Callable 6/1/11 @ 101	100,000	105,311
Calvert County, Maryland, 5.00%, 7/15/10	250,000	269,233
Calvert County, Maryland, 5.00%, 7/15/11	100,000	108,386
Charles County, Maryland, 5.00%, 3/1/11	250,000	270,410
Frederick County, Maryland, 5.00%, 12/1/09	250,000	267,758
Frederick County, Maryland, 5.00%, 8/1/13, MBIA	300,000	327,906
Frederick County, Maryland, 5.00%, 8/1/15	140,000	154,011
Harford County, Maryland, 4.00%, 12/1/05	50,000	50,105
Howard County, Maryland, 5.00%, 8/15/11	200,000	217,382
Maryland State & Local Facilities, Series B, 5.25%, 7/15/06	250,000	254,845
Maryland State & Local Facilities, Series 2, 5.25%, 6/15/07, Callable 6/15/06 @ 100	100,000	101,701
Maryland State & Local Facilities, Series 2, 5.00%, 10/15/08, Callable 10/15/05 @ 101	50,000	50,546
Maryland State & Local Facilities, Series 2, 5.00%, 8/1/11	350,000	380,463
Maryland State Community Development Administration, 4.50%, 5/15/11	105,000	109,835
Montgomery County, Maryland, 5.25%, 10/1/14, Callable 10/1/11 @ 101	100,000	110,087

	Principal Amount	Fair Value
Municipal Bonds, continued
Maryland, continued
General Obligations, continued
Montgomery County, Maryland, Series A, 5.30%, 1/1/13, Callable 1/1/10 @ 101	$340,000	$371,558
Prince Georges County, Maryland, 5.50%, 10/1/08, FSA	165,000	176,418
Prince Georges County, Maryland, 5.50%, 5/15/12	100,000	111,825
Prince Georges County, Maryland, 5.00%, 10/1/12	340,000	371,542
Prince Georges County, Maryland, Series D, 5.00%, 12/1/13	250,000	273,735
Queen Annes County, Maryland, 5.00%, 11/15/19, Callable 11/15/15 @ 100, MBIA	300,000	323,985
Washington County, Maryland, 4.80%, 1/1/08, Callable 1/1/06 @ 100, FGIC	100,000	100,446
Washington County, Maryland, 5.375%, 1/1/16	100,000	109,494
Washington Suburban Sanitation District Maryland, 5.00%, 6/1/11	250,000	271,303
Washington Suburban Sanitation District Maryland, 5.00%, 6/1/17, Callable 6/1/15@100	500,000	546,029

		6,550,692

Housing Bonds (14.3%)
Baltimore, Maryland, Public Housing Authority, 5.75%, 7/1/09, Callable 1/1/06 @ 100	235,000	253,516
Maryland State Community Development Administration, 4.05%, 4/1/07	250,000	253,622
Maryland State Community Development Administration, Series A, 4.25%, 5/15/09	80,000	82,729
Maryland State Community Development Administration, Series E, 4.35%, 9/1/09	150,000	155,855
Maryland State Community Development Administration, Series 1, 4.50%, 4/1/11, Callable 10/1/10 @ 100	200,000	208,340
Maryland State Community Development Administration, Series 2, 4.65%, 9/1/12, FHA	150,000	155,934
Maryland State Community Development Administration, Series 1, 4.60%, 4/1/13, Callable 4/1/11 @ 100	200,000	206,934
Maryland State Community Development Housing, Series 2, 4.65%, 4/1/11, Callable 4/1/09 @ 101	270,000	280,710
Montgomery County, Maryland, Community Housing Oppurtunities, Series A, 4.50%, 7/1/09, Callable 7/1/08 @ 101	75,000	78,113

		1,675,753

Pollution Control Bonds (9.7%)
Anne Arundel County, Maryland, 6.00%, 4/1/24, Callable 4/1/06 @ 100	35,000	35,376
Baltimore, Maryland Project, Series A, 5.00%, 7/1/18	15,000	16,310
Baltimore, Maryland Project, Series A, 5.00%, 7/1/24	425,000	469,965
Baltimore, Maryland Project, Series A, 5.00%, 7/1/24	225,000	246,647
Baltimore, Maryland Waste & Water Project, Series A, 5.00%, 7/1/33, Callable 7/1/13 @ 100, FGIC	250,000	260,748
Montgomery County Solid Waste Systems, 5.00%, 6/1/13, AMBAC	100,000	108,795

		1,137,841

Continued

Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
Maryland, continued
Transportation Bonds (4.0%)
Maryland State Transit Department, 6.80%, 7/1/16	$225,000	$263,813
Washington, D.C., Metropolitan Transportation Authority, 6.00%, 7/1/09, FGIC	125,000	137,370
Washington, D.C., Metropolitan Transportation Authority, 5.00%, 1/1/14	65,000	71,104

		472,287

Total Maryland Bonds		11,035,630

Puerto Rico (1.0%)
General Obligations (1.0%)
Puerto Rico Commonwealth, 6.50%, 7/1/14, MBIA	100,000	120,932

Total Puerto Rico Rico Bonds		120,932

Total Municipal Bonds (Cost $11,083,005)		11,156,562

Investment Company (3.6%)
Federated Maryland Municipal Cash Trust	417,303	417,303

Total Investment Company (Cost $417,303)		417,303

Total Investments (Cost $11,500,308) — 99.0%		11,573,865
Net other assets (liabilities) — 1.0%		118,620

Net Assets — 100.0%		$11,692,485

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares or Principal Amount	Fair Value
Municipal Bonds (98.8%)
North Carolina (98.8%)
Education Bonds (7.6%)
Appalachian State University of North Carolina, 5.25%, 7/15/17	$1,850,000	$2,080,436
Johnston County, School & Museum Project, 5.50%, 8/1/10, Callable 8/1/09 @ 101, FSA	1,000,000	1,086,790
North Carolina Capital Facilities Finance Agency Revenue, Pfeiffer University Project, 5.25%, 5/1/15, Callable 5/1/06 @ 102 (e)	2,270,763	2,331,075
Rowan County, School Projects, 4.25%, 4/1/13	1,000,000	1,044,750
University of North Carolina at Charlotte, Certificates of Participation, Student Housing Project, 5.00%, 3/1/21, Callable 3/1/15 @ 100	1,035,000	1,099,656
University of North Carolina, Series A, 5.00%, 12/1/16, Callable 12/1/15 @ 100	1,000,000	1,094,200

		8,736,907

General Obligation Bonds (46.2%)
Bladen County, 5.60%, 5/1/13, Callable 5/1/10 @ 101.5, FSA	1,150,000	1,278,455
Cabarrus County, 5.30%, 2/1/11, Callable 2/1/07 @ 102, MBIA	1,000,000	1,049,760
Cabarrus County, 5.00%, 2/1/14	2,340,000	2,564,640
Cabarrus County, 5.00%, 3/1/16, Callable 3/1/15 @ 100	1,960,000	2,141,476
Cabarrus County, Certificate of Participation, 5.25%, 2/1/12, AMBAC	1,285,000	1,407,679
Cary, Public Improvement Project, Certificates of Participation, Series A, 5.00%, 12/1/16, Callable 12/1/12 @ 100	1,050,000	1,123,248
Charlotte, 5.50%, 6/1/09	1,460,000	1,578,318
Charlotte, Series 2005, 5.00%, 6/1/12	1,140,000	1,244,629
Cumberland County, 5.50%, 3/1/09	1,055,000	1,134,041
Currituck County, 5.00%, 6/1/12, AMBAC	1,160,000	1,262,857
Durham, 5.00%, 2/1/13	1,650,000	1,802,691
Granville County, 5.00%, 6/1/15, MBIA	1,050,000	1,153,163
Guilford County, 5.25%, 10/1/15, Callable 10/1/10 @ 102	2,030,000	2,249,626
Guilford County, Public Improvements, Series B, 5.00%, 10/1/09	2,000,000	2,138,900
Haywood County, Certificates of Participation, 5.00%, 10/1/16, Callable 10/1/13 @ 101	1,985,000	2,142,748
Henderson County, Certificates of Participation, 5.00%, 5/1/18, Callable 5/1/15 @ 100	1,030,000	1,106,220
High Point, Public Improvements, Series B, 5.40%, 6/1/07	1,350,000	1,403,595
High Point, Public Improvements, Series B, 5.40%, 6/1/08	1,350,000	1,430,082
Johnston County, 5.50%, 3/1/12, Callable 3/1/10 @ 101, FGIC	1,000,000	1,100,450
Johnston County, 5.25%, 2/1/17, FGIC	1,500,000	1,667,040
Lee County, Certificates of Participation, 5.00%, 4/1/16, Callable 4/1/14 @ 100, FSA	1,615,000	1,738,887
Mecklenburg County, Public Improvements, Series A, 5.00%, 2/1/13	1,455,000	1,593,589

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
North Carolina, continued
General Obligation Bonds, continued
Mecklenburg County, Public Improvements, Series A, 4.00%, 2/1/16, Callable 2/1/13 @ 100, OID	$1,560,000	$1,578,751
New Hanover County, 4.00%, 2/1/16	1,245,000	1,263,936
New Hanover County, 5.25%, 2/1/18	1,000,000	1,122,800
New Hanover County, Public Improvements, 5.30%, 11/1/08	1,500,000	1,597,140
Orange County, Public Improvements, 5.25%, 4/1/08	1,300,000	1,368,731
Orange County, Series B, 5.25%, 4/1/16, Callable 4/1/15 @ 100	3,000,000	3,329,099
Raleigh, Public Improvements, 4.00%, 2/1/13	1,500,000	1,542,720
Randolph County, Certificates of Participation, 5.20%, 6/1/09, FSA	1,175,000	1,253,596
Randolph County, Certificates of Participation, 5.30%, 6/1/13, Callable 6/1/09 @ 101, FSA	1,750,000	1,894,130
Rutherford County, Certificates of Participation, 5.00%, 9/1/18, Callable 9/1/12 @ 101	1,595,000	1,704,736
Wake County, 5.30%, 2/1/11, Callable 2/1/10 @ 100.5	1,000,000	1,087,560
Winston Salem, Certificates of Participation, 5.00%, 6/1/16, Callable 6/1/11 @ 101	1,000,000	1,067,280

		53,122,573

Health Care Bonds (19.6%)
Charlotte-Mecklenberg Hospital Authority, Health Care System, Series A, 5.50%, 1/15/08, Callable 1/15/06 @ 102	1,720,000	1,765,786
Charlotte-Mecklenberg Hospital Authority, Health Care System, Series A, 5.00%, 1/15/13, Callable 1/15/07 @ 102	1,600,000	1,666,736
Charlotte-Mecklenberg Hospital Authority, Health Care System, Series A, 5.00%, 1/15/14, Callable 1/15/07 @ 102	1,000,000	1,041,710
Cumberland County, Hospital Facilities, 5.25%, 10/1/10, Callable 10/1/09 @ 101	1,035,000	1,102,720
New Hanover County, Regional Medical Center Project, 5.25%, 10/1/12, Callable 10/1/09 @ 101, MBIA	1,000,000	1,073,150
North Carolina Medical Care Commission Health Care Facilities Revenue, Carolina Medicorp Project, 5.25%, 5/1/09, Callable 5/1/07 @ 100, OID	1,325,000	1,364,419
North Carolina Medical Care Commission Health Care Facilities Revenue, Stanley Memorial Hospital Project, 5.45%, 10/1/08, Callable 10/1/06 @ 102, AMBAC	750,000	781,583
North Carolina Medical Care Commission Hospital Revenue, Gaston Memorial Hospital Project, 5.40%, 2/15/11, Callable 2/15/06 @ 102	525,000	539,364
North Carolina Medical Care Commission Hospital Revenue, Gaston Memorial Hospital Project, 5.50%, 2/15/15, Callable 2/15/06 @ 102, OID	1,980,000	2,034,886

Continued

North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
North Carolina, continued
Health Care Bonds, continued
North Carolina Medical Care Commission Hospital Revenue, Halifax Regional Medical Center, 4.60%, 8/15/07, OID (d)	$1,795,000	$1,806,578
North Carolina Medical Care Commission Hospital Revenue, Pitt County Memorial Hospital, Series A, 5.25%, 12/1/10, Callable 12/1/08 @ 101	1,220,000	1,290,736
North Carolina Medicare Common Revenue, 4.75%, 9/1/24, Callable 9/1/14 @ 100	1,680,000	1,724,184
Pitt County Memorial Hospital, 5.50%, 12/1/15, Callable 12/1/05 @ 102 (d)	3,090,000	3,265,017
Pitt County Memorial Hospital, 5.25%, 12/1/21, Callable 12/1/05 @ 102	225,000	237,258
Wake County Hospital, 5.13%, 10/1/13, MBIA	2,630,000	2,893,289

		22,587,416

Lease/Purchase Bonds (1.4%)
North Carolina Infrastructure Financial Corp., Correctional Facilities Projects, 5.00%, 10/1/17, Callable 10/1/13 @ 100	1,500,000	1,609,290

Transportation Bonds (1.4%)
Piedmont Triad Airport Authority, Series A, 6.38%, 7/1/16, Callable 7/1/09 @ 101, FSA	1,385,000	1,553,111

Utility Bonds (22.6%)
Brunswick County Enterprise System Revenue, 5.25%, 4/1/16, Callable 4/1/14 @ 100	1,000,000	1,102,220
Charlotte Water & Sewer System, 5.25%, 7/1/13	1,000,000	1,108,560
Charlotte Water & Sewer System, 5.00%, 6/1/23, Callable 6/1/09 @ 102	550,000	585,673
Durham Water & Sewer Utility Systems, 5.00%, 6/1/12, Callable 6/1/11 @ 101	1,000,000	1,083,780
Eastern Muncipal Power, Series A, 4.50%, 1/1/24, Callable 1/1/22 @ 100	915,000	954,738
Gastonia Utilities System, 5.00%, 5/1/10, MBIA	1,000,000	1,073,540
Greensboro Enterprise System Revenue, Series A, 5.00%, 6/1/16, Callable 6/1/11 @ 101, OID	1,065,000	1,140,445
Greenville Enterprise Systems, 5.50%, 9/1/10, FSA	1,455,000	1,600,602

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
North Carolina, continued
Utility Bonds, continued
Lincolnton Enterprise System, 5.00%, 5/1/16, Callable 5/1/15 @ 100 (f)	$1,395,000	$1,506,279
Municipal Power Agency No. 1 — Catawba Electric Revenue, 5.50%, 1/1/13	35,000	38,828
Municipal Power Agency No. 1 — Catawba Electric Revenue, 5.50%, 1/1/13, ETM, AMBAC	1,610,000	1,786,070
North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, 5.00%, 1/1/17, ETM, OID	565,000	615,918
North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, 6.40%, 1/1/21, OID	3,060,000	3,757,893
North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, 6.00%, 1/1/26, Prerefunded 1/1/22 @ 100, OID	1,905,000	2,328,653
North Carolina Enterprise System, Series A, 5.25%, 4/1/17, Callable 4/1/14 @ 100	1,000,000	1,102,700
Orange Water & Sewer Authority, Water & Sewer System Revenue, Series A, 5.25%, 7/1/16, Callable 7/1/14 @ 100	1,475,000	1,627,117
Orange Water & Sewer Authority, Water & Sewer System Revenue, Series A, 5.25%, 7/1/18, Callable 7/1/14 @ 100	1,690,000	1,853,761
Raleigh Combined Enterprise System Revenue, 5.00%, 3/1/15	1,500,000	1,645,470
Salisbury Enterprise System, 5.00%, 2/1/22, Callable 2/1/12 @ 101, FSA	1,000,000	1,056,150

		25,968,397

Total Municipal Bonds (Cost $110,511,518)		113,577,694

Investment Companies (1.5%)
PNC North Carolina Blackrock Fund — Institutional Class	1,760,107	1,760,107

Total Investment Companies (Cost $1,760,107)		1,760,107

Total Investments (Cost $112,271,625) — 100.3%		115,337,801
Net other assets (liabilities) — (0.3%)		(320,114)

Net Assets — 100.0%		$115,017,687

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2005

	Principal Amount	Fair Value
Municipal Bonds (96.2%)
South Carolina (96.2%)
General Obligation Bonds (53.2%)
Anderson County, South Carolina, School District, Series B, 6.00%, 3/1/12, Callable 3/1/10 @ 100, SCSDE	$500,000	$558,725
Beaufort County, South Carolina, School District, 5.00%, 2/1/24, Callable 2/1/14 @ 100, MBIA	265,000	279,193
Berkeley County, South Carolina, School District, 5.375%, 4/1/09, Callable 4/1/08 @ 102, SCSDE	500,000	536,575
Berkeley County, South Carolina, School District, 5.375%, 4/1/10, Callable 4/1/08 @ 102, SCSDE	500,000	536,575
Charleston County, Sourth Carolina, Public Facilities Corporation, 5.125%, 6/1/16, Callable 6/1/15 @ 100	500,000	546,810
Charleston County, South Carolina, School District, 5.00%, 12/1/11	395,000	424,992
Charleston County, South Carolina, School District, Series B, 5.00%, 2/1/19, SCSDE	250,000	266,560
Horry County, South Carolina, School District, Series A, 5.00%, 3/1/11, SCSDE	500,000	539,790
Horry County, South Carolina, School District, 5.125%, 3/1/14, Callable 3/1/13 @ 100, SCDSC	500,000	544,255
Horry County, South Carolina, School District, Series A, 4.00%, 3/1/16, AMBAC	500,000	503,810
Kershaw County, South Carolina, School District, 6.375%, 2/1/10, SCSDE	50,000	56,119
Kershaw County, South Carolina, School District, 6.125%, 2/1/16, Callable 2/1/10 @ 100, SCSDE	500,000	557,100
Lexington County, South Carolina, 5.00%, 2/1/14, State Aid Withholding, FGIC	500,000	539,145
Lexington County, South Carolina, 5.00%, 2/1/18, State Aid Withholding, FGIC	500,000	533,210
Lexington County, South Carolina, School District, 4.00%, 2/1/16, SCSDE	755,000	761,984
Newberry County, South Carolina, School District Project, 5.25%, 12/1/19, Callable 12/1/15 @ 100	250,000	262,650
Orangeburg County, South Carolina, School District, 5.00%, 4/1/16, Callable 4/1/14 @ 100, FSA	300,000	323,913
Richland County, South Carolina, School District, 5.25%, 3/1/20, Callable 3/1/12, SCSDE	300,000	323,148
South Carolina State State Highway, Series A, 5.00%, 8/1/16, Callable 8/1/15 @ 100	530,000	581,309
Spartanburg County, South Carolina, School District, 5.25%, 5/1/10, SCSDE	525,000	570,019
University of South Carollina, Series A, 5.00%, 5/1/17, Callable 5/1/15 @ 100, XLCA	310,000	335,240
University of South Carolina, Series A, 5.00%, 5/1/19, Callable 5/1/15 @ 100, XLCA	240,000	257,561
York County, South Carolina, School District, Series A, 5.00%, 3/1/11, Callable 3/1/09 @ 101, SCSDE	500,000	532,350
York County, South Carolina, School District, Series A, 5.80%, 3/1/13, Callable 3/1/09 @ 101, SCSDE, FSA	500,000	546,655

		10,917,688

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
South Carolina, continued
Health Care Bonds (15.5%)
Florence County, South Carolina, Regional Medical Center Project, Series A, 5.25%, 11/1/11, Callable 11/1/08 @ 102, MBIA	$500,000	$536,290
Greenville, South Carolina, Hospital Systems, Series A, 5.25%, 5/1/06, GTY AGMT	500,000	506,280
Lexington County, South Carolina, Health Services District, 4.75%, 11/1/09	500,000	521,460
Medical University of South Carolina Facilities, 6.00%, 8/15/12	500,000	573,470
Medical University of South Carolina Facilities, 5.625%, 8/15/15	200,000	224,852
South Carolina Jobs Economic Development Authority Hospital Facilities, 6.00%, 8/1/12	250,000	274,290
South Carolina Jobs Economic Development Authority Hospital Facilities, Anderson Area Medical Center, 5.50%, 2/1/11, Callable 2/1/09 @ 101, FSA	500,000	537,345

		3,173,987

Housing Bonds (0.5%)
Florence, South Carolina, New Public Housing Authority, 5.75%, 8/1/10, Callable 2/1/06 @ 101, U.S. Government Guaranteed	100,000	109,552

Utility Bonds (27.0%)
Berkeley County, South Carolina, Water and Sewer, 5.00%, 6/1/24, Callable 6/1/15 @ 100, FSA	500,000	529,450
Charleston, South Carolina, Waterworks & Sewer, 5.125%, 1/1/12	425,000	463,463
Charleston, South Carolina, Waterworks & Sewer, 5.25%, 1/1/14	600,000	654,648
Easley, South Carolina, Utility Revenue, 5.25%, 12/1/18, Prerefunded 12/1/12 @ 100	250,000	276,065
Florence, South Carolina, Waterworks & Sewer, 7.50%, 3/1/11, Callable 3/1/10 @ 101, AMBAC	590,000	695,385
Greenville, South Carolina, Stormwater System Revenue, 5.00%, 4/1/22, Callable 4/1/11 @ 101, FSA	400,000	422,164
Greenville, South Carolina, Waterworks Revenue, 5.25%, 2/1/19, Callable 2/1/13 @ 100	380,000	416,241
Rock Hill, South Carolina, Utility System, Series A, 5.375%, 1/1/19, Callable 1/1/13 @ 100, FSA	500,000	546,830
South Carolina State, Public Service Authority, 5.75%, 1/1/22, Callable 1/1/06 @ 102, MBIA	100,000	102,664
South Carolina State, Public Service Authority, Series B, 5.00%, 1/1/25, Callable 1/1/09 @ 101, MBIA	335,000	349,693
Spartanburg, South Carolina, Water Works, 5.25%, 6/1/11, FSA	500,000	546,635
Western Carolina, Sewer Authority, 5.25%, 3/1/10, FSA	500,000	539,990

		5,543,228

Total Municipal Bonds (Cost $19,189,279)		19,744,455

Investment Company (3.6%)
Federated Tax Exempt Money Market Fund	748,885	748,885

Total Investment Company (Cost $748,885)		748,885

Total Investments (Cost $19,938,164) — 99.8%		20,493,340
Net other assets (liabilities) — 0.2%		46,839

Net Assets — 100.0%		$20,540,179

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2005

	Principal Amount	Fair Value
Municipal Bonds (96.6%)
Virginia (96.6%)
Education Bonds (15.9%)
Farifax County, School Board Central Administration Building Project, 5.00%, 4/1/18, Callable 4/1/15 @ 100	$1,000,000	$1,077,590
Fairfax County, School Board Central Administration Building Project, 5.00%, 4/1/20, Callable 4/1/15 @100	1,515,000	1,621,414
University of Virginia, General Revenue, Series B, 5.00%, 6/1/22, Callable 6/1/13 @ 100	850,000	902,496
Virginia College Building Authority, 5.50%, 4/1/10	1,000,000	1,088,080
Virginia College Building Authority, 5.25%, 1/1/31, MBIA	1,255,000	1,418,652
Virginia State Public School Authority, 5.00%, 8/1/11, Callable 8/1/07 @ 101	565,000	588,640
Virginia State Public School Authority, 5.00%, 8/1/28, Callable 8/1/13 @ 100, State Aid Withholding	1,510,000	1,578,584
Virginia State Public School Authority, School Financing, 5.25%, 8/1/10	2,040,000	2,215,909
Virginia State Public School Authority, Series B, 5.25%, 8/1/10, Callable 8/1/09 @ 101, State Aid Withholding	1,000,000	1,082,750
Virginia State Public School Authority, Series D, 5.25%, 2/1/12, State Aid Withholding	1,145,000	1,258,412

		12,832,527

General Obligation Bonds (49.3%)
Alexandria, Virginia, 5.00%, 1/1/13	1,850,000	2,023,826
Alexandria, Virginia, Public Improvement, 5.00%, 6/15/08	1,000,000	1,050,860
Arlington County, Virginia, 5.125%, 6/1/11, Callable 6/1/09 @ 100	1,000,000	1,067,640
Arlington County, Virginia, 5.00%, 5/15/15, Callable 5/14/05 @ 100	1,795,000	1,963,820
Fairfax County, Virginia, Public Improvement, Series A, 5.00%, 6/1/09, Callable 6/1/08 @ 102, State Aid Witholding	2,000,000	2,134,300
Fairfax County, Virginia, Public Improvement, Series B, 5.50%, 12/1/07, State Aid Witholding	1,000,000	1,053,660
Hampton, Virginia, Public Improvement, 5.00%, 4/1/17	1,065,000	1,144,108
Henrico County Virginia, 5.00%, 7/15/13	1,500,000	1,646,625
Loudoun County Virginia, Series A, 5.00%, 7/1/17, Callable 7/1/15 @ 100, State Aid Withholding	1,180,000	1,286,389
Loudoun County Virginia, Series B, 5.00%, 6/1/17, Callable 6/1/15 @ 100	1,000,000	1,089,530
Manassas, Virginia, Series A, 5.25%, 1/1/11, Callable 1/1/08 @ 102	1,200,000	1,275,612
Manassas, Virginia, Series A, 5.25%, 1/1/18	1,100,000	1,235,498
Newport News, Virginia, 5.00%, 3/1/11	2,000,000	2,120,020
Newport News, Virginia, Series A, 5.50%, 5/1/13, Callable 5/1/10 @ 102	1,845,000	2,048,725
Newport News, Virginia, Series A, 5.00%, 7/1/22, Callable 7/1/13 @ 100, State Aid Witholding	1,250,000	1,321,388
Pittsylvania County, Virginia, 5.625%, 3/1/15	1,315,000	1,476,390
Portsmouth, Virginia, 5.00%, 7/1/15, Callable 7/1/14 @ 100, FSA	1,000,000	1,090,920

	Principal Amount	Fair Value
Municipal Bonds, continued
Virginia, continued
General Obligation Bonds, continued
Richmond, Virginia, 5.25%, 1/15/09	$1,500,000	$1,599,000
Richmond, Virginia, Public Improvement, Series A, 5.45%, 1/15/08	1,500,000	1,578,240
Roanoke, Virgina, 5.00%, 10/1/17, Callable 10/1/14 @ 101	1,000,000	1,089,900
Spotsylvania County, Virginia, 5.50%, 7/15/12, FSA	2,925,000	3,290,420
Virginia Beach, Virginia, Public Improvement, 5.25%, 3/1/08, State Aid Withholding	1,000,000	1,050,120
Virginia Beach, Virginia, Public Improvement, 5.25%, 3/1/11, Callable 3/1/10 @ 101, State Aid Withholding	3,205,000	3,490,052
Virginia Beach, Virginia, Public Improvement, Series B, 5.00%, 5/1/17, Callable 5/1/16 @ 102	1,000,000	1,100,740
Virginia State, Public Building Authority, Series A, 5.00%, 8/1/14, Callable 8/1/13 @ 100	1,500,000	1,630,140

		39,857,923

Health Care Bonds (4.6%)
Virginia Beach, Virginia, Industrial Development Authority, Sentara Health Systems, 5.25%, 11/1/09, Callable 11/1/08 @ 101, MBIA	1,000,000	1,063,960
Virginia Biotechnology Research Authority Lease Revenue, Biotech Two Project, 5.15%, 9/1/10	1,100,000	1,133,253
Winchester, Virginia, Industrial Development Authority, Winchester Medical Center, 5.25%, 1/1/06, AMBAC	1,500,000	1,508,745

		3,705,958

Transportation Bonds (10.9%)
Chesapeake Bay Bridge & Tunnel, Virginia, 5.50%, 7/1/06, FGIC	2,400,000	2,446,008
Fairfax County, Virginia, Economic Development Authority, 1st Series, 5.25%, 9/1/10, Callable 9/1/09 @ 102	1,000,000	1,092,860
Fairfax County, Virginia, Economic Development Authority, 5.00%, 4/1/21, Callable 4/1/14 @ 100	1,000,000	1,061,850
Virginia Commonwealth, 5.75%, 5/15/09	1,035,000	1,124,610
Virginia Commonwealth Transportation Board, 5.50%, 5/15/15, Callable 5/15/09 @101	1,185,000	1,289,162
Washington, D.C., Metropolitan Transportation Authority, 6.00%, 7/1/09, FGIC	1,600,000	1,758,336

		8,772,826

Utility Bonds (15.9%)
Chesterfield County, Virginia, Pollution Control Authority, 5.50%, 10/1/09, Callable 11/8/06 @ 101	2,500,000	2,585,075
Henrico County, Virginia, Water & Sewer, 5.25%, 5/1/11, Callable 5/1/09 @ 102	1,310,000	1,418,193
Loudoun County, Virginia, Water & Sewer, 5.75%, 1/1/11, FSA	1,000,000	1,112,620
Loudoun County, Virginia, Water & Sewer, 5.00%, 1/1/29, Callable 1/1/15 @ 100	1,500,000	1,571,190
Norfolk, Virginia, Water Revenue, 5.125%, 11/1/11, Callable 11/1/08 @ 101, FSA	1,030,000	1,096,723

Continued

Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Principal Amount	Fair Value
Municipal Bonds, continued
Virginia, continued
Utility Bonds, continued
Prince William County, Virginia, Service Authority Water & Sewer System Revenue, 5.00%, 7/1/14, Callable 7/1/13 @ 102	$1,000,000	$1,095,610
Spotsylvania County, Virginia, Water & Sewer Systems, 5.00%, 6/1/23, Callable 6/1/15 @ 100, FSA	2,450,000	2,602,292
Virginia State Authority, Water Revenue, 5.25%, 10/1/15	1,220,000	1,368,767

		12,850,470

Total Municipal Bonds (Cost $75,224,266)		78,019,704

	Shares	Fair Value
Investment Company (2.0%)
PNC Virginia Blackrock Fund — Institutional Class	1,579,443	$1,579,443

Total Investment Company (Cost $1,579,443)		1,579,443

Total Investments (Cost $76,803,709) — 98.6%		79,599,147
Net other assets (liabilities) — 1.4%		1,125,112

Net Assets — 100.0%		$80,724,259

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2005

	Principal Amount	Fair Value
Municipal Bonds (97.2%)
West Virginia (97.2%)
Building — Residential/Commercial (6.1%)
Harrison County, West Virginia, Building Commission, 5.15%, 4/1/18, Callable 4/1/08 @ 102, AMBAC	$1,000,000	$1,055,910
West Virginia State Building Commission, Series A, 5.25%, 7/1/09, Callable 7/1/07 @ 102, MBIA	1,000,000	1,054,070
West Virginia State Building Commission, Series A, 5.25%, 7/1/10, AMBAC	2,000,000	2,163,740

		4,273,720

Education Bonds (22.6%)
Fairmont State College, West Virginia, 5.00%, 6/1/32, Callable 6/1/13 @100, FGIC	1,500,000	1,553,025
Fairmont State College, West Virginia, 5.00%, 6/1/32, Callable 6/1/13 @ 100	1,500,000	1,553,025
West Virginia Higher Education, 5.00%, 4/1/21	1,000,000	1,061,110
West Virginia Higher Education, Series A, 5.00%, 4/1/11, MBIA	1,000,000	1,079,420
West Virginia Higher Education, Series A, 5.00%, 4/1/12, MBIA	2,000,000	2,170,700
West Virginia Higher Education, Series B, 5.00%, 4/1/14, FGIC	750,000	818,288
West Virginia School Building Authority, 6.00%, 7/1/08, Callable 7/1/07 @ 102	560,000	597,380
West Virginia University Revenues, 5.00%, 10/1/25, Callable 10/1/14 @100	2,420,000	2,550,899
West Virginia University, Series A, 5.50%, 4/1/10, MBIA	1,405,000	1,534,274
West Virginia University, Series A, 5.50%, 4/1/11, MBIA	1,485,000	1,639,915
West Virginia University, Series A, 5.25%, 4/1/13, Callable 4/1/08 @ 102, AMBAC	1,125,000	1,198,575

		15,756,611

General Obligation Bonds (10.3%)
Ohio County, West Virginia, Board of Education, 5.00%, 6/1/13, Callable 6/1/08 @ 102, MBIA	800,000	849,256
Ohio County, West Virginia, Board of Education, 5.50%, 6/1/14, MBIA	880,000	993,247
West Virginia State, 5.50%, 6/1/10, FSA	1,500,000	1,641,990
West Virginia State, 5.75%, 6/1/14, Callable 6/1/09 @ 101	2,000,000	2,192,740
Wheeling, West Virginia, Tax Incremental, Stone Building Renovation, Project A, 4.75%, 6/1/15, Callable 6/1/11 @102	500,000	495,955
Wheeling, West Virginia, Tax Incremental, Stone Building Renovation, Project A, 5.20%, 6/1/25, Callable 6/1/11 @ 102	500,000	490,310
Wheeling, West Virginia, Tax Incremental, Stone Building Renovation, Project A, 5.50%, 6/1/33, Callable 6/1/11 @102	500,000	494,355

		7,157,853

Health Care Bonds (12.3%)
Logan County, West Virginia, Logan County Health, 8.00%, 12/1/16	690,000	909,441
South Charleston, West Virginia, 5.50%, 10/1/09, Callable 11/25/05 @ 100, MBIA	520,000	529,620
Weirton, West Virginia, Municipal Hospital Building, Series A, 5.25%, 12/1/11	2,580,000	2,672,157

	Principal Amount	Fair Value
Municipal Bonds, continued
West Virginia, continued
Health Care Bonds, continued
West Virginia State Hospital Finance Authority, 5.00%, 8/1/09, Callable 8/1/07 @ 100, FSA	$800,000	$823,760
West Virginia State Hospital Finance Authority, 6.00%, 9/1/12, Callable 9/1/10 @ 101	590,000	646,504
West Virginia State Hospital Finance Authority, Series A, 6.50%, 9/1/16	520,000	627,359
West Virginia State Hospital Finance Authority, 6.10%, 1/1/18, Callable 1/1/06 @ 100, MBIA	1,300,000	1,323,322
West Virginia State Hospital Finance Authority, 5.50%, 3/1/22, Callable 3/1/14 @ 100	970,000	1,013,117

		8,545,280

Housing Bonds (2.5%)
Cabell, Putnam & Wayne Counties, West Virginia, Single Family Residential Mortgage, 7.375%, 4/1/11, FGIC	640,000	754,739
Webster County, West Virginia, Housing Development Corporate Mortgage, 6.50%, 4/1/18, Callable 10/1/05 @ 100, FHA	1,010,000	1,017,181

		1,771,920

Pollution Control Bonds (6.0%)
Monongalia County, West Virginia, Pollution Control, 5.95%, 4/1/13, Callable 4/1/06 @ 100, MBIA	2,000,000	2,037,420
Pleasants County, West Virginia, Pollution Control, Series C, 6.15%, 5/1/15, Callable 11/25/05 @ 102	1,000,000	1,021,370
Pleasants County, West Virginia, Pollution Control, Series C, 6.15%, 5/1/15, Callable 11/25/05 @ 102	1,100,000	1,123,507

		4,182,297

Transportation Bonds (19.2%)
Charleston, West Virginia Parking, 4.00%, 6/1/10	650,000	658,125
Charleston, West Virginia, Urban Renewal Authority, 5.25%, 12/15/18, Callable 12/15/09 @ 103, FSA	1,060,000	1,159,555
West Virginia Economic Development Authority, Series A, 5.50%, 6/1/12, MBIA	2,000,000	2,232,600
West Virginia Economic Development Authority, Series A, 5.50%, 6/1/15, Callable 6/1/12 @ 101, MBIA	1,000,000	1,112,670
West Virginia Economic Development Authority, Series A, 5.00%, 10/1/15, Callable 10/1/11 @ 101	1,250,000	1,336,263
West Virginia Economic Development Authority, 5.50%, 6/1/18, Callable 6/1/12 @ 101, MBIA	1,000,000	1,108,920
West Virginia Economic Development, Department of Environmental Protection, 4.75%, 11/1/10	750,000	797,985
West Virginia Economic Development, Department of Environmental Protection, 4.75%, 11/1/11	785,000	838,788
West Virginia State Parkways Economic Development & Tourism Authority, 5.00%, 5/15/10, FGIC	2,055,000	2,204,357

Continued

West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Principal Amount	Fair Value
Municipal Bonds, continued
West Virginia, continued
Transportation Bonds, continued
West Virginia State Parkways Economic Development & Tourism Authority, 5.25%, 5/15/12, FGIC	$1,000,000	$1,101,090
West Virginia State Parkways Economic Development & Tourism Authority, 5.25%, 5/15/17, FGIC	700,000	780,682

		13,331,035

Utility Bonds (18.2%)
Clarksburg, West Virginia Water, 5.25%, 9/1/19, Callable 9/1/12 @ 101, FGIC	1,225,000	1,340,505
Farimont, West Virginia, Waterworks, 5.375%, 7/1/13, Callable 7/1/07 @ 102, MBIA	680,000	718,202
Harrison County, West Virginia, County Commission Solid Waste Disposal, 6.30%, 5/1/23, Callable 11/25/05 @ 100, AMBAC	860,000	876,417
Parkersburg, West Virginia, Waterworks & Sewer Systems, 5.80%, 9/1/19, Callable 9/1/06 @ 102, FSA	2,660,000	2,775,445
West Virginia State Water Development Authority, Series A, 5.00%, 11/1/44, Callable 11/1/15 @ 100, FSA	2,000,000	2,072,080

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
West Virginia, continued
Utility Bonds, continued
West Virginia State Water Development Authority, Series A, 5.50%, 11/1/18, Callable 11/1/09 @ 102, AMBAC	$1,000,000	$1,095,670
West Virginia State Water Development Authority, Series B, 5.00%, 11/1/29, Callable 11/1/13 @ 101	1,500,000	1,566,750
West Virginia Water Development Authority, 5.00%, 10/1/28, Callable 10/1/13 @ 101	2,115,000	2,219,714

		12,664,783

Total Municipal Bonds (Cost $65,768,760)		67,683,499

Investment Company (1.2%)
Federated Tax Exempt Money Market Fund	808,947	808,947

Total Investment Company (Cost $808,947)		808,947

Total Investments (Cost $66,577,707) — 98.4%		68,492,446
Net other assets (liabilities) — 1.6%		1,079,844

Net Assets — 100.0%		$69,572,290

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Prime Money Market Fund

Schedule of Portfolio Investments	September 30, 2005

	Principal Amount	Amortized Cost
Certificates of Deposit (17.0%)
Banking (17.0%)
Barclays Bank PLC, 3.70%, 11/8/05	$5,000,000	$5,000,000
BNP Paribas SA, 3.41%, 11/12/05	5,000,000	5,000,000
BNP Paribas SA, 3.73%, 11/14/05	13,000,000	13,000,000
Calyon Bank, Paris, 3.95%, 7/14/06	7,000,000	7,000,000
Citibank NA, 3.70%, 12/6/05	10,000,000	10,000,000
Citibank NA, 3.90%, 12/22/05	5,000,000	5,000,000
Compass Bank, Birmingham, 3.82%, 12/14/05	5,000,000	5,000,000
Credit Suisse, Zurich, 3.64%, 11/1/05	10,000,000	10,000,000
Credit Suisse, Zurich, 3.735%, 11/14/05	4,000,000	4,000,000
Credit Suisse, Zurich, 4.17%, 3/29/06	5,000,000	5,000,000
Credit Suisse, Zurich, 4.035%, 9/29/06*	13,000,000	13,000,000
Dresdner Bank AG, Frankfurt, 3.65%, 10/11/05	15,000,000	14,999,999
HSBC Bank USA, 3.70%, 11/9/05	4,000,000	3,999,979
HSBC Bank USA, 3.705%, 11/9/05	10,000,000	10,000,000
Royal Bank of Scotland PLC, Edinburgh, 4.40%, 10/4/06	5,000,000	4,999,879
Societe General, Paris, 3.55%, 1/25/06	3,000,000	3,000,000
Suntrust Bank, 3.98%, 2/21/06	5,000,000	5,000,000
Svenska Handelsbanken, Stockholm, 3.79%, 11/9/05	10,000,000	10,000,000
Svenska Handelsbanken, Stockholm, 3.70%, 12/6/05	4,000,000	4,000,000
Svenska Handelsbanken, Stockholm, 3.885%, 7/5/06	5,000,000	5,000,185
Svenska Handelsbanken, Stockholm, 4.045%, 7/26/06	4,000,000	4,000,159
Toronto Dominion Bank, 3.585%, 2/17/06	2,000,000	2,000,038
Washington Mutual Bank, 3.78%, 10/28/05	10,000,000	10,000,000
Wilmington Trust Corp., 3.72%, 11/8/05	2,000,000	2,000,000
Wilmington Trust Corp., 3.78%, 12/7/05	10,000,000	10,000,000

Total Certificates of Deposit (Cost $171,000,239)		171,000,239

Commercial Paper** (25.6%)
Banking (0.5%)
Barclays Bank PLC, 3.705%, 11/8/05	5,000,000	4,980,631

Financial Services** (24.0%)
Blue Spice LLC, 3.68%, 11/4/05 (c)	10,000,000	9,965,528
CIT Group, Inc., 3.36%, 10/26/05	10,000,000	9,977,014
CIT Group, Inc., 3.58%, 11/7/05	3,000,000	2,989,085
CIT Group, Inc., 3.92%, 1/24/06	5,000,000	4,938,507
Daimler Chrysler NA Holding Corp., 3.81%, 10/6/05	700,000	699,631
Daimler Chrysler NA Holding Corp., 3.71%, 10/11/05	400,000	399,579
Daimler Chrysler NA Holding Corp., 3.91%, 10/21/05	5,800,000	5,787,433
Daimler Chrysler NA Holding Corp., 3.875%, 10/25/05	2,500,000	2,493,583
Daimler Chrysler NA Holding Corp., 3.89%, 11/1/05	800,000	797,327
FCAR Auto Loan Trust, 3.765%, 11/16/05	15,000,000	14,928,508
FCAR Auto Loan Trust, 3.745%, 12/6/05	10,000,000	9,931,983
Federated Retail Holdings, Inc., 3.855%, 10/5/05 (c)	200,000	199,914

	Principal Amount	Amortized Cost
Commercial Paper, continued
Financial Services, continued
Federated Retail Holdings, Inc., 3.78%, 10/11/05 (c)	$10,200,000	$10,189,318
Fountain Square Commercial Funding Corp., 3.67%, 10/17/05 (c)	12,000,000	11,980,533
Fountain Square Commercial Funding Corp., 3.845%, 11/21/05 (c)	10,000,000	9,945,883
Galaxy Funding, Inc., 3.78%, 12/8/05 (c)	5,000,000	4,964,678
Galaxy Funding, Inc., 3.82%, 12/14/05 (c)	2,000,000	1,984,460
Galaxy Funding, Inc., 3.91%, 12/22/05 (c)	5,000,000	4,955,925
Grampian Funding LLC, 3.71%, 11/8/05 (c)	3,000,000	2,988,378
Grampian Funding LLC, 3.82%, 12/16/05 (c)	10,000,000	9,920,200
Grampian Funding LLC, 3.82%, 1/17/06 (c)	3,000,000	2,966,250
HBOS Treasury Services PLC, 3.74%, 11/16/05	5,000,000	4,976,361
Ivory Funding Corp., 3.59%, 10/17/05 (c)	1,316,000	1,313,918
Long Lane Master Trust IV, 3.74%, 11/14/05, Series A (c)	3,000,000	2,986,433
Nissan Motor Acceptance Corp., 3.70%, 10/11/05 (c)	1,765,000	1,763,196
Nissan Motor Acceptance Corp., 3.73%, 10/18/05 (c)	1,200,000	1,197,898
Nissan Motor Acceptance Corp., 3.86%, 10/28/05 (c)	1,000,000	997,113
Nissan Motor Acceptance Corp., 3.80%, 11/7/05 (c)	3,200,000	3,187,601
Paradigm Funding LLC, 3.56%, 10/19/05 (c)	10,000,000	9,982,350
Paradigm Funding LLC, 3.75%, 11/17/05 (c)	10,000,000	9,951,564
Paradigm Funding LLC, 3.79%, 12/13/05 (c)	20,000,000	19,847,918
Picaros Funding LLC, 3.52%, 10/13/05 (c)	5,000,000	4,994,183
Picaros Funding LLC, 3.59%, 12/20/05 (c)	15,000,000	14,882,333
Scaldis Capital, 3.66%, 10/7/05 (c)	10,000,000	9,993,917
Scaldis Capital, 3.715%, 11/8/05 (c)	7,000,000	6,972,809
Sheffield Receivables Corp., 3.83%, 10/3/05 (c)	10,000,000	9,997,872
Sheffield Receivables Corp., 3.80%, 12/12/05 (c)	5,000,000	4,962,400
Volkswagen of America, 3.72%, 10/13/05 (c)	3,500,000	3,495,683
Volkswagen of America, 3.85%, 10/20/05 (c)	1,900,000	1,896,149
Volkswagen of America, 3.85%, 10/26/05 (c)	5,000,000	4,986,667

		241,390,082

Retail (1.1%)
Fortune Brands, Inc., 3.86%, 10/14/05 (c)	900,000	898,749
Fortune Brands, Inc., 3.84%, 10/26/05 (c)	9,400,000	9,374,981
Sara Lee Corp., 3.85%, 10/19/05	599,000	597,850

		10,871,580

Total Commercial Paper (Cost $257,242,293)		257,242,293

Continued

Prime Money Market Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Principal Amount	Amortized Cost
Corporate Bonds (5.9%)
Asset Backed Securities (2.9%)
Capital One Prime Auto Receivables Trust, 3.12%, 4/15/06, Series 2005-A	$321,556	$321,556
Carmax Auto Owner Trust, 3.80%, 9/15/06, Series 2005-2, Class A1	10,000,000	10,000,000
CNH Equipment Trust, 3.08%, 4/7/06, Series 2005-A, Class A1	2,023,581	2,023,581
Daimler Chrysler Auto Trust, 3.26%, 5/8/06, Series 2005-B, Class A-1	2,384,036	2,384,036
Honda Auto Receivables Owner Trust, 3.18%, 5/15/06, Series 2005-2, Class A-1	1,113,757	1,113,757
HSBC Automotive Trust, 3.46%, 7/17/06, Series 2005-1, Class A-1	5,006,231	5,006,231
Nissan Auto Receivables Owner Trust, 3.36%, 6/15/06, Series 2005-B, Class A1	5,265,146	5,265,146
Onyx Acceptance Auto Trust, 3.615%, 7/17/06, Series 2005-B, Class A1	1,257,972	1,257,972
Volkswagen Auto Lease Trust, 2.985%, 3/20/06, Series 2005-A, Class A-1	1,405,017	1,405,017
WFS Financial Owner Trust, 3.14%, 4/17/06, Series 2005-A, Class A1	269,372	269,372

		29,046,668

Financial Services (2.7%)
Beta Finance, Inc., 4.01%, 7/25/06 (c)	3,000,000	3,000,000
Countrywide Home Loans, Inc., 3.83%, 10/26/05	5,000,000	5,000,000
Countrywide Home Loans, Inc., 3.84%, 10/28/05	15,000,000	15,000,000
Sigma Finance, Inc., 4.15%, 8/8/06 (c)	4,000,000	4,000,000

		27,000,000

Retail (0.3%)
Safeway, Inc., 2.50%, 11/1/05	3,000,000	2,996,291

Total Corporate Bonds (Cost $59,042,959)		59,042,959

Variable Rate Notes* (38.2%)
Banking & Financial Services (20.0%)
Anchor Holdings, 3.86%, 10/6/05, (LCD U.S. Bank NA)	1,800,000	1,800,000
Bartlett, Illinois, Redevelopement Project, 3.77%, 10/5/05, (LCD LaSalle Bank)	5,000,000	5,000,000
Becker, Minnesota Pollution Control, 3.97%, 10/5/05, (LCD Bank of New York)	8,700,000	8,700,000
Christian Life Assembly of the Assemblies of God, 3.98%, 10/6/05, (LCD Fulton Bank)	3,400,000	3,400,000
Damascus Company, 3.05%, 10/6/05, Series 1998	3,325,000	3,325,000
Depfa Bank PLC, 3.88%, 12/15/05, Series EXL (c)	15,000,000	15,000,000
Franklin County, Ohio, Edison Welding, 4.03%, 10/6/05, Series 1995 (LCD Huntington Bank)	5,130,000	5,130,000
Guilford Capital LLC, 3.97%, 10/6/05, Series 2002-A (LCD Regions Bank)	1,620,000	1,620,000
H.C. Equities, 3.84%, 10/6/05, (LCD Wachovia Bank NA)	4,935,000	4,935,000

	Principal Amount	Amortized Cost
Variable Rate Notes*, continued
Banking & Financial Services, continued
HBOS Treasury Services PLC, 3.71%, 10/3/05	$25,000,000	$25,000,000
HBOS Treasury Services PLC, 3.87%, 11/22/05 (c)	8,000,000	8,000,000
HBOS Treasury Services PLC, 4.01%, 12/26/05	10,000,000	10,000,000
Huntington National Bank, 4.10%, 12/1/05	9,185,000	9,187,372
Indian Hills Country Club, 3.94%, 10/6/05, (LCD Amsouth Bank NA, Birmingham)	3,785,000	3,785,000
Kent Capital LLC, 4.12%, 10/6/05, Series 1999 (LCD Huntington Bank)	5,540,000	5,540,000
Maryland Economic Development Corp., 3.93%, 10/4/05, (LCD Manufacturers & Traders Trust Co.)	7,000,000	7,000,000
Monet Trust, 4.07%, 12/28/05, Series 2001, Class A-2A, (Dresden Bank AG) (e)	30,000,000	30,000,001
New Keibler Thompson Co., 3.94%, 10/7/05, (LCD Manufacturers & Traders Trust Co.)	6,890,000	6,890,000
Quality Synthetic Rubber Co., 3.86%, 10/6/05, (LCD U.S. Bank NA)	573,000	573,000
Seven Hills School, 3.86%, 10/6/05, Series 2000, (LCD Fifth Third Bank, Cincinnati)	820,000	820,000
Spira Millenium LLC, 3.88%, 10/6/05, (LCD Bank of America)	3,755,000	3,755,000
Stone Creek LLC, 3.88%, 10/6/05, (LCD Columbus Bank and Trust Co.)	14,485,000	14,485,000
Suntrust Bank, 3.53%, 10/3/05	4,000,000	4,000,008
TOG Properties, Inc., 3.94%, 10/6/05, (LCD AmSouth Bank)	7,547,000	7,547,000
Vestavia Hills Baptist, 3.94%, 10/6/05, (LCD Amsouth Bank NA)	3,000,000	3,000,000
Wells Fargo & Co., 3.75%, 10/3/05	6,000,000	6,000,000
World Wildlife Fund, Inc., 2.35%, 10/6/05, (AMBAC Financial Group, Inc.)	4,800,000	4,800,000
YSR LLC, 3.94%, 10/6/05, Series 2003, (LCD Amsouth Bank NA)	2,139,000	2,139,000

		201,431,381

Brokers & Dealers (8.6%)
Goldman Sachs Group, Inc., 3.79%, 10/17/05 (c)	5,000,000	5,000,441
Goldman Sachs Group, Inc., 3.69%, 11/7/05	5,000,000	5,000,000
Goldman Sachs Group, Inc., 3.73%, 11/8/05 (e)	10,000,000	10,000,000
Greenwich Capital Marekting, 3.66%, 10/11/05	3,000,000	3,000,000
Merrill Lynch & Company, Inc., 3.71%, 10/4/05	10,000,000	10,000,000
Merrill Lynch & Company, Inc., 3.77%, 10/12/05 (c)	12,000,000	12,000,000
Morgan Stanley, 3.67%, 10/3/05, Series EXLS	10,000,000	10,000,000
Morgan Stanley, 3.90%, 10/3/05	20,000,000	20,000,000
Morgan Stanley, 3.71%, 10/4/05	5,000,000	5,000,000
Morgan Stanley, 3.87%, 10/27/05	7,000,000	7,000,000

		87,000,441

Continued

Prime Money Market Fund

Schedule of Portfolio Investments, continued	September 30, 2005

	Principal Amount	Amortized Cost or Fair Value
Variable Rate Notes*, continued
Financial Services (1.4%)
General Electric Capital Corp., 07/09/03, 3.80%, 10/11/05 (c)	$7,000,000	$7,000,000
General Electric Capital Corp., 3.89%, 10/17/05 (c)	7,000,000	7,000,000

		14,000,000

Financial, Speciality (4.6%)
K2 (USA) LLC, 3.68%, 10/11/05 (c)	10,000,000	9,998,167
K2 (USA) LLC, 3.785%, 10/24/05 (c)	2,000,000	1,999,842
Sigma Finance, Inc., 3.87%, 10/3/05 (c)	5,000,000	4,999,353
Sigma Finance, Inc., 3.72%, 10/17/05 (c)	6,000,000	5,999,683
Sigma Finance, Inc., 3.75%, 10/17/05 (c)	23,500,000	23,501,268

		46,498,313

Insurance (2.9%)
Allstate Life Insurance Co., 4.01%, 11/1/05 (e)	2,000,000	2,000,000
General Electric Capital Assurance Corp., 3.84%, 11/9/05 (e)	5,000,000	5,000,000
Jackson National Life Insurance Co., 3.79%, 10/3/05 (e)	2,000,000	2,000,000
MBIA Global Funding LLC, 3.88%, 12/19/05 (c)	5,000,000	5,001,113
Metropolitan Life Insurance Co., 3.83%, 11/1/05 (e)	5,000,000	5,000,000
New York Life Insurance Co., 3.94%, 11/28/05 (e)	5,000,000	5,000,000
Travelers Insurance Co., 3.91%, 11/21/05 (e)	5,000,000	5,000,000

		29,001,113

Student Loan (0.7%)
SLM Corp., 3.85%, 10/25/05	6,600,000	6,604,797

Total Variable Rate Notes (Cost $384,536,045)		384,536,045

Collateralized Loan Agreements (9.4%)
Bear Stearns Companies, Inc., 4.06%, dated 9/30/05 maturing 10/3/05, with a maturity value of $25,008,458 (Collateralized fully by various U.S. Government Agencies)	25,000,000	25,000,000

	Principal Amount	Amortized Cost or Fair Value
Collateralized Loan Agreements, continued
Greenwhich Capital Marketing, 4.0625%, dated 9/30/05 maturing 10/3/05, with a maturity value of $25,002,821 (Collateralized fully by various U.S. Government Agencies)	$25,000,000	$25,000,000
Lehman Brothers Holdings, Inc., 4.0875%, dated 9/30/05 maturing 10/3/05, with a maturity value of $20,006,813 (Collateralized fully by various U.S. Government Agencies)	20,000,000	20,000,000
Merrill Lynch, 4.0875%, dated 9/30/05 maturing 10/3/05, with a maturity value of $20,006,813 (Collateralized fully by various U.S. Government Agencies)	20,000,000	20,000,000
Morgan Stanley, 4.0375%, dated 9/30/05 maturing 10/3/05, with a maturity value of $5,001,682 (Collateralized fully by various U.S. Government Agencies)	5,000,000	5,000,000

Total Collateralized Loan Agreements (Cost $95,000,000)		95,000,000

Repurchase Agreement (4.5%)
Barclays Capital, 3.87%, dated 9/30/05 maturing 10/3/05, with a maturity value of $27,210,925 (Collateralized fully by various U.S. Government Agencies)	27,208,000	27,208,000
First Boston, 4.057%, dated 9/30/05 maturing 10/3/05, with a maturity value of $18,006,086 (Collateralized fully by various U.S. Government Agencies)	18,000,000	18,000,000

Total Repurchase Agreement (Amortized Cost $45,208,000)		45,208,000

Total Investments (Cost $1,012,029,536) — 100.6%		1,012,029,536
Net other assets (liabilities) — (0.6)%		(5,690,723)

Net Assets — 100.0%		$1,006,338,813

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund

Schedule of Portfolio Investments	September 30, 2005

	Principal Amount	Amortized Cost or Fair Value
U.S. Treasury Bills (38.0%)
3.10%, 10/6/05**	$70,000,000	$69,969,910
3.02%, 10/13/05**	40,000,000	39,960,158
3.189%, 11/17/05**	40,000,000	39,835,500
3.369%, 11/25/05**	40,000,000	39,796,439
3.472%, 12/15/05**	40,000,000	39,713,646
3.542%, 1/12/06**	40,000,000	39,599,731

Total U.S. Treasury Bills (Cost $268,875,384)		268,875,384

U.S. Treasury Bonds (11.2%)
1.625%, 10/31/05	40,000,000	39,951,687
1.875%, 1/31/06	40,000,000	39,767,181

Total U.S. Treasury Bonds (Cost $79,718,868)		79,718,868

Repurchase Agreement (50.8%)
Bank of America, Inc., 3.20%, dated 9/30/05, maturing 10/3/05, with a maturity value of $115,030,249 (Collateralized fully by U.S. Treasury Notes)	115,000,000	115,000,000
First Boston, 3.30%, dated 9/30/05, maturing 10/3/05, with a maturity value of $99,899,836 (Collateralized fully by U.S. Treasury Notes)	99,872,748	99,872,748

	Principal Amount	Amortized Cost or Fair Value
Repurchase Agreement, continued
Goldman Sachs Group, Inc., 3.20%, dated 9/30/05, maturing 10/3/05, with a maturity value of $115,030,249 (Collateralized fully by U.S. Treasury Notes)	$115,000,000	$115,000,000
Lehman Brothers Holdings, Inc. 3.20%, dated 9/30/05, maturing 10/3/05, with a maturity value of $30,007,890 (Collateralized fully by U.S. Treasury Notes)	30,000,000	30,000,000

Total Repurchase Agreement (Cost $359,872,748)		359,872,748

Total Investments (Cost $708,467,000) — 100.1%		708,467,000
Net other assets (liabilities) — (0.1)%		(626,140)

Net Assets — 100.0%		$707,840,860

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Investment Companies (99.8%)
BB&T International Equity Fund — Institutional Class	528,667	$5,138,644
BB&T Large Company Growth Fund — Institutional Class	982,415	8,959,629
BB&T Large Company Value Fund — Institutional Class	689,375	13,449,709
BB&T Mid Cap Growth Fund — Institutional Class (b)	114,207	1,657,148
BB&T Mid Cap Value Fund — Institutional Class	183,732	2,458,329
BB&T Small Company Growth Fund — Institutional Class (b)	70,276	1,059,066

	Shares	Fair Value
Investment Companies, continued
BB&T Small Company Value Fund — Institutional Class	95,535	$1,570,596
BB&T Total Return Bond Fund — Institutional Class	4,684,605	48,298,278
BB&T U.S. Treasury Money Market Fund —Institutional Class	2,847,088	2,847,088

Total Investment Companies (Cost $78,650,230)		85,438,487

Total Investments (Cost $78,650,230) — 99.8%		85,438,487
Net other assets (liabilities) — 0.2%		151,161

Net Assets — 100.0%		$85,589,648

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Capital Manager Moderate Growth Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Investment Companies (99.8%)
BB&T International Equity Fund — Institutional Class	873,390	$8,489,355
BB&T Large Company Growth Fund — Institutional Class	1,623,269	14,804,210
BB&T Large Company Value Fund — Institutional Class	1,139,339	22,228,508
BB&T Mid Cap Growth Fund — Institutional Class (b)	188,235	2,731,290
BB&T Mid Cap Value Fund — Institutional Class	304,062	4,068,350
BB&T Small Company Growth Fund — Institutional Class (b)	115,946	1,747,310

	Shares	Fair Value
Investment Companies, continued
BB&T Small Company Value Fund — Institutional Class	158,036	$2,598,120
BB&T Total Return Bond Fund — Institutional Class	3,343,538	34,471,875
BB&T U.S. Treasury Money Market Fund —Institutional Class	2,992,446	2,992,446

Total Investment Companies (Cost $86,305,609)		94,131,464

Total Investments (Cost $86,305,609) — 99.8%		94,131,464
Net other assets (liabilities) — 0.2%		164,696

Net Assets — 100.0%		$94,296,160

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Capital Manager Growth Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Investment Companies (99.9%)
BB&T International Equity Fund — Institutional Class	831,890	$8,085,974
BB&T Large Company Growth Fund — Institutional Class	1,545,255	14,092,723
BB&T Large Company Value Fund — Institutional Class	1,084,600	21,160,541
BB&T Mid Cap Growth Fund — Institutional Class (b)	179,500	2,604,547
BB&T Mid Cap Value Fund — Institutional Class	289,194	3,869,419
BB&T Small Company Growth Fund — Institutional Class (b)	110,265	1,661,689

	Shares	Fair Value
Investment Companies, continued
BB&T Small Company Value Fund — Institutional Class	150,333	$2,471,473
BB&T Total Return Bond Fund — Institutional Class	1,515,382	15,623,591
BB&T U.S. Treasury Money Market Fund — Institutional Class	2,268,201	2,268,201

Total Investment Companies (Cost $66,730,327)		71,838,158

Total Investments (Cost $66,730,327) — 99.9%		71,838,158
Net other assets (liabilities) — 0.1%		104,686

Net Assets — 100.0%		$71,942,844

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Capital Manager Equity Fund

Schedule of Portfolio Investments	September 30, 2005

	Shares	Fair Value
Investment Companies (99.8%)
BB&T International Equity Fund — Institutional Class	587,717	$5,712,604
BB&T Large Company Growth Fund — Institutional Class	1,092,662	9,965,075
BB&T Large Company Value Fund — Institutional Class	766,776	14,959,800
BB&T Mid Cap Growth Fund — Institutional Class (b)	126,910	1,841,462
BB&T Mid Cap Value Fund — Institutional Class	204,646	2,738,162
BB&T Small Company Growth Fund — Institutional Class (b)	78,021	1,175,773

	Shares	Fair Value
Investment Companies, continued
BB&T Small Company Value Fund — Institutional Class	106,478	$1,750,496
BB&T U.S. Treasury Money Market Fund — Institutional Class	1,282,837	1,282,837

Total Investment Companies (Cost $35,032,894)		39,426,209

Total Investments (Cost $35,032,894) — 99.8%		39,426,209
Net other assets (liabilities) — 0.2%		92,596

Net Assets — 100.0%		$39,518,805

See page 88 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Schedule of Portfolio Investments

(a)	Represents that all or a portion of the security was on loan as of September 30, 2005.
(b)	Represents non-income producing security.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(d)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be illiquid. These securities represent 2.0% of net assets in the North Carolina Tax-Free Bond Fund and 6.4% of net assets in the Prime Money Market Fund.
(f)	Represents a security purchased on a when-issued basis. At September 30, 2005, total cost of investments purchased on a when-issued basis for the Total Return Bond Fund and North Carolina Tax-Free Bond Fund was $43,844,034 and $1,497,909, respectively.
*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2005. For bond funds, the maturity date reflected is the final maturity date. For money market funds, the maturity date reflected is the next reset date.
**	Discount Note. Rate disclosed represents the effective yield at September 30, 2005.

ADR — American Depositary Receipt.

AMBAC — Insured by AMBAC Indemnity Corp.

CMO — Collateralized Mortgage Obligation.

ETM — Escrowed to Maturity.

FGIC — Insured by Financial Guaranty Insurance Corporation.

FHA — Insured by the Federal Housing Administration.

FSA — Insured by Financial Security Assurance.

GTY AGMT — Insured through Guaranty Agreement.

LCD — Letter of Credit.

LLC — Limited Liability Co.

LP — Limited Partnership.

NA — North America.

MBIA — Insured by the Municipal Bond Insurance Association.

OID — Original Issue Discount.

REIT — Real Estate Investment Trust.

SCSDE — South Carolina School District Enhancement.

SDCSC — Insured through South Carolina School Intercept Program.

XLCA — Insured by XL Capital Assurance.

See accompanying notes to the financial statements.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

BB&T Funds

Statements of Assets and Liabilities	September 30, 2005

	Equity Income Fund	Large Company Value Fund
Assets:
Investments, at cost	$70,442,576	$604,817,028
Unrealized appreciation (depreciation)	6,374,070	168,266,871

Investments, at fair value*	76,816,646	773,083,899
Repurchase agreements, at cost	8,735,239	19,394,053
Cash	—	—
Interest and dividends receivable	280,038	984,134
Receivable for capital shares issued	374,139	2,893
Receivable for investments sold	—	3,625,049
Fund accounting receivable	7,154	—
Prepaid expenses	17,310	15,268

Total Assets:	86,230,526	797,105,296

Liabilities:
Covered options written (premiums received $0; $0; $0; $0; $0; $0; $0; $51,170)	—	—
Cash overdraft	—	—
Dividends payable	74,404	421,019
Payable for investments purchased	226,301	1,241,771
Payable for capital shares redeemed	138,356	448,615
Payable for collateral received on loaned securities	—	126,900,025
Accrued expenses and other payables
Investment advisory fees	48,922	368,314
Administration fees	7,842	62,428
Fund accounting fees	1,268	5,981
Transfer agency fees	2,798	12,497
Distribution fees	19,577	26,605
Other	3,768	45,072

Total Liabilities:	523,236	129,532,327

Net Assets:
Capital	77,333,091	454,533,403
Undistributed (distributions in excess of) net investment income	(7,214)	(142,422)
Accumulated realized gains/(losses) from investment transactions	2,007,343	44,915,117
Net unrealized appreciation/depreciation on investments	6,374,070	168,266,871

Net Assets	$85,707,290	$667,572,969

Net Assets
Class A Shares	$40,825,409	$39,755,842
Class B Shares	5,611,132	22,148,137
Class C Shares	8,683,029	175,817
Institutional Shares	30,587,720	605,493,173

Total	$85,707,290	$667,572,969

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	3,376,286	2,041,988
Class B Shares	464,664	1,147,074
Class C Shares	719,377	9,120
Institutional Shares	2,527,527	31,032,049

Total	7,087,854	34,230,231

Net Asset Value
Class A Shares — redemption price per share	$12.09	$19.47

Class B Shares — offering price per share**	$12.08	$19.31

Class C Shares — offering price per share**	$12.07	$19.28

Institutional Shares — offering and redemption price per share	$12.10	$19.51

Maximum Sales Charge — Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent per share — Class A Shares	$12.83	$20.66

*	The Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, and Small Company Growth Fund include securities on loan of $122,832,530; $86,569,039; $63,751,881; $57,709,220; $10,115,333 and $21,704,692, respectively.
**	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Large Company Growth Fund	Mid Cap Value Fund	Mid Cap Growth Fund	Small Company Value Fund	Small Company Growth Fund	Special Opportunities Equity Fund

$380,508,307	$248,816,524	$154,117,954	$49,705,884	$62,801,900	$145,566,903
51,200,791	2,171,952	43,250,830	17,719,203	14,280,060	29,414,302

431,709,098	250,988,476	197,368,784	67,425,087	77,081,960	174,981,205
15,802,952	2,067,417	1,068,802	5,709,089	766,415	12,223,637
—	—	19	—	—	—
237,841	190,850	62,369	71,578	14,716	89,792
2,097	102,595	30,696	55,590	552	580,161
—	2,153,751	519,728	162,935	884,868	1,765,536
—	—	—	—	—	—
7,365	4,826	1,354	6,330	14,746	14,422

447,759,353	255,507,915	199,051,752	73,430,609	78,763,257	189,654,753

—	—	—	—	—	223,750
—	1,040	—	—	—	—
768,298	50,348	—	12,020	—	—
—	—	—	—	558,308	472,027
274,905	159,128	371,736	2,804	95,523	83,107
88,566,683	65,595,058	58,861,058	10,445,006	22,466,299	—

197,892	107,275	75,626	41,673	38,641	122,043
33,594	18,248	12,765	5,912	5,301	17,274
3,415	2,207	1,729	1,271	1,058	2,095
6,754	3,707	3,329	671	4,655	6,525
12,310	6,521	4,179	492	5,639	57,326
37,779	23,063	20,002	7,114	17,857	9,925

89,901,630	65,966,595	59,350,424	10,516,963	23,193,281	994,072

330,766,671	167,146,356	82,718,498	37,688,825	108,420,022	151,815,657
(7,325)	45,710	—	18,791	—	—
(24,102,414)	20,177,302	13,732,000	7,486,827	(67,130,106)	7,603,302
51,200,791	2,171,952	43,250,830	17,719,203	14,280,060	29,241,722

$357,857,723	$189,541,320	$139,701,328	$62,913,646	$55,569,976	$188,660,681

$9,116,175	$12,360,764	$10,443,949	$1,603,690	$7,619,433	$75,627,125
12,620,513	4,534,355	2,394,922	259,345	5,010,383	21,911,459
17,867	351,208	77,456	4,283	16,530	30,299,041
336,103,168	172,294,993	126,785,001	61,046,328	42,923,630	60,823,056

$357,857,723	$189,541,320	$139,701,328	$62,913,646	$55,569,976	$188,660,681

1,016,335	926,199	751,607	97,933	524,261	4,857,678
1,490,701	344,429	177,834	16,098	376,701	1,433,001
2,109	26,684	5,749	266	1,242	1,980,648
36,866,645	12,881,550	8,735,268	3,713,527	2,848,940	3,885,729

39,375,790	14,178,862	9,670,458	3,827,824	3,751,144	12,157,056

$8.97	$13.35	$13.90	$16.38	$14.53	$15.57

$8.47	$13.16	$13.47	$16.11	$13.30	$15.29

$8.47	$13.16	$13.47	$16.10	$13.31	$15.30

$9.12	$13.38	$14.51	$16.44	$15.07	$15.65

5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

$9.52	$14.16	$14.74	$17.37	$15.42	$16.52

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities	September 30, 2005

	International Equity Fund	Short U.S. Government Fund
Assets
Investments, at cost	$184,722,658	$237,325,372
Unrealized appreciation (depreciation)	48,774,870	(2,340,213)

Investments, at value*	233,497,528	234,985,159
Repurchase agreements, at cost	—	5,104,345
Cash	—	—
Foreign currency, at value**	637,242	—
Interest and dividends receivable	614,180	1,212,349
Receivable for capital shares issued	49,718	682
Receivable for investments sold	1,188,310	—
Receivable for forward foreign currency contracts	312,745	—
Reclaims receivable	382,807	—
Prepaid expenses	6,161	4,730

Total Assets	236,688,691	241,307,265

Liabilities:
Cash overdraft	585,732	—
Dividends payable	205,994	305,031
Payable for forward foreign currency contracts	103,541	—
Payable for collateral received on loaned securities	—	76,800,573
Payable for investments purchased	—	—
Payable for capital shares redeemed	311,955	331,149
Accrued expenses and other payables:
Investment advisory fees	176,640	61,998
Administration fees	22,240	16,916
Fund accounting fees	6,518	3,181
Transfer agency fees	3,313	1,778
Distribution fees	2,338	1,614
Other	78,897	19,486

Total Liabilities	1,497,168	77,541,726

Net Assets:
Capital	208,457,968	171,506,665
Undistributed (distributions in excess of) net investment income	(897,254)	208,500
Accumulated realized gains/(losses) from investment and foreign currency transactions	(21,340,943)	(5,609,413)
Net unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	48,971,752	(2,340,213)

Net Assets	$235,191,523	$163,765,539

Net Assets
Class A Shares	$3,686,557	$7,979,706
Class B Shares	2,006,725	—
Class C Shares	91,990	—
Institutional Shares	229,406,251	155,785,833

Total	$235,191,523	$163,765,539

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	385,016	840,162
Class B Shares	220,686	—
Class C Shares	10,140	—
Institutional Shares	23,600,883	16,382,331

Total	24,216,725	17,222,493

Net Asset Value
Class A Shares — redemption price per share	$9.58	$9.50

Class B Shares — offering price per share***	$9.09	$—

Class C Shares — offering price per share***	$9.07	$—

Institutional Shares — offering and redemption price per share	$9.72	$9.51

Maximum Sales Charge — Class A Shares	5.75%	3.00%

Maximum Offering Price (100% (100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.16	$9.79

(a)	Formerly known as the BB&T Intermediate Corporate Bond Fund.
*	The Short U.S. Government Fund, Intermediate U.S. Government Fund, and Total Return Bond Fund include securities on loan of $74,787,940; $250,192,492 and $138,454,331; respectively.
**	The International Equity Fund includes foreign currency at cost of $639,060.
***	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund	Total Return Bond Fund (a)	Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund

$814,843,121	$629,668,000	$18,090,978	$11,500,308	$112,271,625	$19,938,164
(4,213,267)	(3,435,592)	144,685	73,557	3,066,176	555,176

810,629,854	626,232,408	18,235,663	11,573,865	115,337,801	20,493,340
3,066,423	51,674,064	—	—	—	—
144	—	—	—	—	—
—	—	—	—	—	—
4,202,647	3,220,233	242,632	153,326	1,496,354	219,496
344,141	1,388,167	51,796	—	160,000	150,000
—	—	—	—	1,413,809	—
—	—	—	—	—	—
—	—	—	—	—	—
8,097	5,091	85	49	609	1,285

818,251,306	682,519,963	18,530,176	11,727,240	118,408,573	20,864,121

—	—	—	—	—	—
829,622	905,437	39,982	26,452	275,091	47,623
—	—	—	—	—	—
256,932,362	142,285,874	—	—	—	—
—	63,532,196	—	—	2,663,214	263,953
1,339,655	129,457	342,538	—	377,039	—

236,728	187,629	5,324	2,436	42,525	7,198
54,294	42,331	1,751	1,109	10,768	1,929
8,641	7,350	2,624	2,867	4,615	2,109
6,188	4,750	204	137	1,245	249
7,852	6,697	529	259	4,512	832
55,079	35,317	2,043	1,495	11,877	49

259,470,421	207,137,038	394,995	34,755	3,390,886	323,942

566,382,711	476,388,228	17,992,302	11,770,455	110,872,963	19,620,897
291,829	484,864	1,688	(139)	44,132	15,982
(3,680,388)	1,945,425	(3,494)	(151,388)	1,034,416	348,124
(4,213,267)	(3,435,592)	144,685	73,557	3,066,176	555,176

$558,780,885	$475,382,925	$18,135,181	$11,692,485	$115,017,687	$20,540,179

$13,744,140	$7,254,329	$2,566,410	$1,608,886	$21,599,808	$4,072,240
5,724,861	6,160,999	—	—	—	—
274,081	218,100	—	—	—	—
539,037,803	461,749,497	15,568,771	10,083,599	93,417,879	16,467,939

$558,780,885	$475,382,925	$18,135,181	$11,692,485	$115,017,687	$20,540,179

1,372,644	703,630	255,195	160,500	2,065,296	386,382
573,622	597,215	—	—	—	—
27,456	21,135	—	—	—	—
53,764,507	44,763,265	1,549,907	1,004,423	8,934,445	1,572,505

55,738,229	46,085,245	1,805,102	1,164,923	10,999,741	1,958,887

$10.01	$10.31	$10.06	$10.02	$10.46	$10.54

$9.98	$10.32	$—	$—	$—	$—

$9.98	$10.32	$—	$—	$—	$—

$10.03	$10.32	$10.04	$10.04	$10.46	$10.47

5.75%	5.75%	3.00%	3.00%	3.00%	3.00%

$10.62	$10.94	$10.37	$10.33	$10.78	$10.87

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities	September 30, 2005

	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund
Assets:
Investments:
Unaffiliated investments, at cost	$76,803,709	$66,577,707
Investment in affiliates, at cost	—	—

Total investments, at cost	76,803,709	66,577,707
Unrealized appreciation (depreciation)	2,795,438	1,914,739

Investments, at value	79,599,147	68,492,446
Repurchase agreements, at cost	—	—
Collateralized loan agreements, at cost	—	—
Cash	—	—
Interest and dividends receivable	1,023,924	1,225,927
Receivable for capital shares issued	361,632	85,161
Prepaid expenses	3,296	376

Total Assets:	80,987,999	69,803,910

Liabilities:
Dividends payable	214,616	185,234
Payable for investments purchased	—	—
Payable for capital shares redeemed	—	—
Accrued expenses and other payables:
Investment advisory fees	29,722	25,882
Administration fees	7,579	6,573
Fund accounting fees	3,131	3,195
Transfer agency fees	836	775
Distribution fees	2,700	2,833
Other	5,156	7,128

Total Liabilities	263,740	231,620

Net Assets:
Capital	77,445,830	67,223,567
Undistributed (distributions in excess of) net investment income	33,064	(9,154)
Accumulated realized gains/(losses) from investment transactions	449,927	443,138
Net unrealized appreciation/depreciation on investments	2,795,438	1,914,739

Net Assets	$80,724,259	$69,572,290

Net Assets
Class A Shares	$13,145,019	$13,910,775
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	67,579,240	55,661,515

Total	$80,724,259	$69,572,290

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	1,143,696	1,411,928
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	5,881,153	5,644,044

Total	7,024,849	7,055,972

Net Asset Value
Class A Shares — redemption price per share	$11.49	$9.85

Class B Shares — offering price per share*	$—	$—

Class C Shares — offering price per share*	$—	$—

Institutional Shares — offering and redemption price per share	$11.49	$9.86

Maximum Sales Charge — Class A Shares	3.00%	3.00%

Maximum Offering Price (100%/100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent per share — Class A Shares†	$11.85	$10.16

*	Redemption price per share varies by length of time shares are held.
†	Maximum offering price may not recalculate due to rounding of the NAV.

See accompanying notes to the financial statements.

Prime Money Market Fund	U.S. Treasury Money Market Fund	Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund

$871,821,536	$348,594,252	$—	$—	$—	$—
—	—	78,650,230	86,305,609	66,730,327	35,032,894

871,821,536	348,594,252	78,650,230	86,305,609	66,730,327	35,032,894
—	—	6,788,257	7,825,855	5,107,831	4,393,315

871,821,536	348,594,252	85,438,487	94,131,464	71,838,158	39,426,209
45,208,000	359,872,748	—	—	—	—
95,000,000	—	—	—	—	—
744	—	—	—	—	—
1,880,301	467,578	234,641	242,677	173,001	90,321
15,914	430,936	996	27,063	4,901	12,830
13,096	13,973	4,203	3,692	3,558	6,681

1,013,939,591	709,379,487	85,678,327	94,404,896	72,019,618	39,536,041

1,195,443	1,175,509	13,224	5,300	2,551	308
4,999,879	—	—	—	—	—
756,559	6,002	60,886	66,506	48,063	3,720

245,389	172,912	—	—	—	—
91,542	64,372	—	—	—	—
9,563	7,076	1,354	3,572	2,688	1,423
9,606	6,747	705	773	589	323
211,031	47,925	6,055	23,994	17,550	7,484
81,766	58,084	6,455	8,591	5,333	3,978

7,600,778	1,538,627	88,679	108,736	76,774	17,236

1,006,329,145	707,840,614	82,208,291	89,106,771	69,204,869	34,446,659
9,668	246	82,400	130,358	122,256	85,934
—	—	(3,489,300)	(2,766,824)	(2,492,112)	592,897
—	—	6,788,257	7,825,855	5,107,831	4,393,315

$1,006,338,813	$707,840,860	$85,589,648	$94,296,160	$71,942,844	$39,518,805

$493,281,574	$114,260,340	$8,646,233	$28,911,842	$17,218,979	$6,183,043
1,790,442	807,315	4,992,352	21,909,135	17,141,372	7,515,159
325,793	37,517	155,314	121,901	36,529	18,586
510,941,004	592,735,688	71,795,749	43,353,282	37,545,964	25,802,017

$1,006,338,813	$707,840,860	$85,589,648	$94,296,160	$71,942,844	$39,518,805

493,278,423	114,260,584	886,112	2,952,089	1,778,985	564,637
1,790,414	807,314	511,453	2,273,865	1,801,593	704,654
325,790	37,517	15,961	12,581	3,837	1,746
510,949,952	592,735,474	7,303,663	4,411,807	3,875,774	2,341,921

1,006,344,579	707,840,889	8,717,189	9,650,342	7,460,189	3,612,958

$1.00	$1.00	$9.76	$9.79	$9.68	$10.95

$1.00	$1.00	$9.76	$9.64	$9.51	$10.67

$1.00	$1.00	$9.73	$9.69	$9.52	$10.64

$1.00	$1.00	$9.83	$9.83	$9.69	$11.02

NA	NA	5.75%	5.75%	5.75%	5.75%

$1.00	$1.00	$10.35	$10.39	$10.27	$11.62

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations	For the Year Ended September 30, 2005

	Equity Income Fund	Large Company Value Fund
Investment Income:
Interest income	$200,026	$503,564
Dividend income	1,847,767	17,980,316
Income from securities lending	—	146,282

Total Investment Income	2,047,793	18,630,162

Expenses:
Investment advisory fees (See Note 4)	399,262	5,092,797
Administration, transfer agency and fund accounting fees (See Note 4)	56,065	635,745
Administration fees (See Note 4)	50,486	517,401
Fund accounting fees (See Note 4)	8,602	49,358
Transfer agency fees (See Note 4)	18,867	100,066
Distribution fees — Class A Shares (See Note 4)	108,971	181,682
Distribution fees — Class B Shares (See Note 4)	33,004	246,387
Distribution fees — Class C Shares (See Note 4)	50,620	1,636
Compliance service fees (See Note 4)	1,321	19,745
Custodian fees	7,227	96,948
Trustee fees	2,372	32,962
Other	79,654	244,253

Total expenses before waivers	816,451	7,218,980
Less expenses waived by the Investment Advisor	(112,886)	(481,749)
Less expenses waived by the Administrator and its affiliates	(65,970)	(299,645)

Net Expenses	637,595	6,437,586

Net Investment Income (Loss)	1,410,198	12,192,576

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on option contracts	72,611	—
Net realized gains (losses) from investment securities	1,977,950	47,605,821
Change in unrealized appreciation/depreciation of investments	5,384,664	35,932,841

Net realized/unrealized gains (losses) on investments	7,435,225	83,538,662

Change in net assets from operations	$8,845,423	$95,731,238

See accompanying notes to the financial statements.

Large Company Growth Fund	Mid Cap Value Fund	Mid Cap Growth Fund	Small Company Value Fund	Small Company Growth Fund	Special Opportunities Equity Fund

$187,384	$155,235	$75,919	$89,520	$67,910	$401,630
5,434,921	3,841,325	468,875	1,275,862	214,656	946,225
97,049	45,977	45,197	18,940	45,108	—

5,719,354	4,042,537	589,991	1,384,322	327,674	1,347,855

2,784,652	1,561,329	970,968	653,692	890,814	1,218,109
363,398	202,583	137,955	79,036	124,100	133,518
281,950	161,423	99,417	48,461	61,856	129,319
29,106	17,169	13,071	8,931	9,699	15,560
58,146	27,045	22,808	5,486	32,270	59,301
45,565	27,641	23,182	4,061	34,021	284,725
135,449	41,565	22,117	1,924	57,077	183,107
307	4,459	2,234	35	315	250,383
10,965	5,508	3,774	1,911	2,782	3,766
52,131	26,707	18,281	8,837	12,367	19,663
17,400	8,994	6,101	2,941	4,192	6,620
126,300	81,751	51,996	28,842	35,178	56,280

3,905,369	2,166,174	1,371,904	844,157	1,264,671	2,360,351
(263,412)	(147,693)	(91,848)	(130,739)	(133,622)	—
(138,013)	(62,108)	(39,222)	(22,381)	(48,065)	(177,479)

3,503,944	1,956,373	1,240,834	691,037	1,082,984	2,182,872

2,215,410	2,086,164	(650,843)	693,285	(755,310)	(835,017)

—	—	—	—	—	314,262
24,836,740	78,019,273	14,423,194	7,666,906	17,116,664	8,196,988
8,590,549	(40,170,825)	19,508,277	3,616,868	2,098,961	16,152,156

33,427,289	37,848,448	33,931,471	11,283,774	19,215,625	24,663,406

$35,642,699	$39,934,612	$33,280,628	$11,977,059	$18,460,315	$23,828,389

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations	For the Year Ended September 30, 2005

	International Equity Fund	Short U.S. Government Fund
Investment Income:
Interest income	$56,657	$6,190,550
Dividend income	6,730,666	8,156
Foreign tax withholding	(680,798)	—
Income from securities lending	—	79,718

Total Investment Income	6,106,525	6,278,424

Expenses:
Investment advisory fees (See Note 4)	2,400,403	1,140,407
Administration, transfer agency and fund accounting fees (See Note 4)	243,887	179,843
Administration fees (See Note 4)	179,074	141,089
Accounting fees (See Note 4)	37,098	19,823
Transfer agency fees (See Note 4)	27,483	15,186
Distribution fees — Class A Shares (See Note 4)	10,728	40,112
Distribution fees — Class B Shares (See Note 4)	21,528	—
Distribution fees — Class C Shares (See Note 4)	175	—
Compliance service fees (See Note 4)	7,157	5,650
Custodian fees	205,014	26,119
Trustee fees	12,138	8,961
Other fees	91,899	62,311

Total expenses before waivers	3,236,584	1,639,501
Less expenses waived by the Investment Advisor	(240,039)	(285,102)
Less expenses waived by the Administrator and its affiliates	(79,230)	(79,147)

Net Expenses	2,917,315	1,275,252

Net Investment Income (Loss)	3,189,210	5,003,172

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment and foreign currency transactions	23,396,171	(379,543)
Change in unrealized appreciation/depreciation of investments and foreign currency transactions	16,828,222	(2,478,333)

Net realized/unrealized gains (losses) on investments and foreign currency transactions	40,224,393	(2,857,876)

Change in net assets from operations	$43,413,603	$2,145,296

(a)	Formerly known as the BB&T Intermediate Corporate Bond Fund.

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund	Total Return Bond Fund (a)	Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund

$26,014,624	$15,748,716	$608,995	$365,089	$4,743,578	$839,413
5,651	98,355	11,146	5,039	35,562	14,189
—	—	—	—	—	—
168,563	82,608	—	—	—	—

26,188,838	15,929,679	620,141	370,128	4,779,140	853,602

3,594,821	2,091,712	104,754	65,955	684,320	123,477
511,710	279,931	25,126	19,902	109,979	27,962
466,091	283,474	13,573	8,789	86,445	15,509
52,969	36,704	10,119	10,425	20,292	8,548
50,881	32,296	1,757	1,006	10,181	1,923
62,984	28,790	13,314	5,218	112,197	17,757
62,617	64,268	—	—	—	—
4,729	2,355	—	—	—	—
17,025	9,358	582	301	3,524	572
79,684	46,070	2,484	1,395	16,523	2,715
27,164	15,397	891	463	5,728	943
188,869	108,184	9,548	4,832	43,091	9,656

5,119,544	2,998,539	182,148	118,286	1,092,280	209,062
(599,132)	(348,616)	(45,268)	(45,972)	(171,078)	(32,482)
(202,034)	(103,603)	(12,583)	(5,812)	(97,691)	(22,488)

4,318,378	2,546,320	124,297	66,502	823,511	154,092

21,870,460	13,383,359	495,844	303,626	3,955,629	699,510

(273,986)	5,949,823	51,649	(20,169)	984,109	347,851
(7,911,749)	(12,459,542)	(322,868)	(113,820)	(3,088,206)	(719,387)

(8,185,735)	(6,509,719)	(271,219)	(133,989)	(2,104,097)	(371,536)

$13,684,725	$6,873,640	$224,625	$169,637	$1,851,532	$327,974

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations	For the Year Ended September 30, 2005

	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund
Investment Income
Interest income	$3,409,394	$3,160,189
Dividend income	33,250	18,583
Dividend income from affiliates	—	—
Income from securities lending	—	—

Total Investment Income	3,442,644	3,178,772

Expenses
Investment advisory fees (See Note 4)	482,735	323,029
Administration, transfer agency and fund accounting fees (See Note 4)	79,835	73,391
Administration fees (See Note 4)	60,752	53,975
Fund accounting fees (See Note 4)	14,201	14,018
Transfer agency fees (See Note 4)	6,604	6,316
Distribution fees — Class A Shares (See Note 4)	65,200	29,394
Distribution fees — Class B Shares (See Note 4)	—	—
Distribution fees — Class C Shares (See Note 4)	—	—
Compliance service fees (See Note 4)	2,340	2,104
Custodian fees	10,944	9,887
Trustee fees	3,761	3,362
Other	27,087	26,765

Total expenses before waivers	753,459	542,241
Less expenses waived by the Investment Advisor	(120,684)	—
Less expenses waived by the Administrator and its affiliates	(61,296)	(21,732)

Net Expenses	571,479	520,509

Net Investment Income (Loss)	2,871,165	2,658,263

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions	451,579	424,070
Net realized gain distributions from underlying funds	—	—
Change in unrealized appreciation/depreciation of investments	(1,964,246)	(1,514,595)

Net realized/unrealized gains (losses) on investments	(1,512,667)	(1,090,525)

Change in net assets from operations	$1,358,498	$1,567,738

See accompanying notes to the financial statements.

Prime Money Market Fund	U.S. Treasury Money Market Fund	Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund

$27,939,912	$22,553,100	$—	$—	$—	$—
—	—	—	—	—	—
—	—	2,335,965	1,906,177	1,172,373	470,305
—	207,452	—	—	—	—

27,939,912	22,760,552	2,335,965	1,906,177	1,172,373	470,305

3,978,125	3,638,255	205,259	212,615	159,945	88,665
855,607	886,487	89,735	94,671	77,010	50,916
759,165	649,970	62,977	67,162	50,704	27,982
71,972	60,771	7,892	8,295	6,771	4,720
75,765	59,993	9,719	27,379	22,633	9,466
2,453,039	614,233	34,171	123,764	72,293	24,226
20,498	7,655	49,747	206,613	156,284	67,937
3,656	79	1,665	1,724	444	549
28,699	27,727	2,357	2,365	1,746	962
138,763	125,140	10,804	11,819	8,648	4,489
45,959	41,141	3,525	3,976	2,884	1,451
336,085	329,996	29,722	42,450	32,745	16,759

8,767,333	6,441,447	507,573	802,833	592,107	298,122
(1,060,743)	(1,091,482)	(164,632)	(173,119)	(138,327)	(85,363)
(749,027)	(468,921)	(112,935)	(161,157)	(112,083)	(56,427)

6,957,563	4,881,044	230,006	468,557	341,697	156,332

20,982,349	17,879,508	2,105,959	1,437,620	830,676	313,973

296	—	(1,325,271)	(2,270,891)	(1,601,280)	5,772
—	—	862,586	1,241,944	1,124,177	773,587
—	—	4,281,075	7,702,572	6,904,538	3,696,738

296	—	3,818,390	6,673,625	6,427,435	4,476,097

$20,982,645	$17,879,508	$5,924,349	$8,111,245	$7,258,111	$4,790,070

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Equity Income Fund		Large Company Value Fund
	For the Year Ended September 30, 2005	For the Period June 30, 2004 through September 30, 2004 (a)	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004
From Investment Activities
Operations:
Net investment income (loss)	$1,410,198	$122,769	$12,192,576	$9,565,313
Net realized gains (losses) from investment transactions	2,050,561	24,856	47,605,821	5,198,282
Change in unrealized appreciation/depreciation of investments	5,384,664	989,406	35,932,841	80,925,301

Change in net assets from operations	8,845,423	1,137,031	95,731,238	95,688,896

Dividends to Class A Shareholders:
Net investment income	(602,645)	(23,764)	(576,782)	(381,077)
Net realized gains from investment transactions	(18,755)	—	—	—
Dividends to Class B Shareholders:
Net investment income	(61,733)	(4,198)	(209,031)	(163,264)
Net realized gains from investment transactions	(4,173)	—	—	—
Dividends to Class C Shareholders:
Net investment income	(97,631)	(4,779)	(1,373)	(839)
Net realized gains from investment transactions	(5,788)	—	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(658,424)	(90,028)	(11,420,295)	(8,969,901)
Net realized gains from investment transactions	(44,436)	—	—	—

Change in net assets from shareholder dividends	(1,493,585)	(122,769)	(12,207,481)	(9,515,081)

Capital Transactions:
Change in net assets from capital transactions	47,396,767	29,944,423	(94,385,766)	65,237,760

Change in net assets	54,748,605	30,958,685	(10,862,009)	151,411,575
Net Assets:
Beginning of period	30,958,685	—	678,434,978	527,023,403

End of period	$85,707,290	$30,958,685	$667,572,969	$678,434,978

Undistributed (distributions in excess of) net investment income	$(7,214)	$8,099	$(142,422)	$2

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Large Company Growth Fund		Mid Cap Value Fund		Mid Cap Growth Fund		Small Company Value Fund
For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

$2,215,410	$(449,019)	$2,086,164	$2,625,071	$(650,843)	$(850,557)	$693,285	$84,856
24,836,740	28,592,255	78,019,273	9,278,490	14,423,194	13,005,024	7,666,906	1,796,842
8,590,549	(8,268,748)	(40,170,825)	20,135,708	19,508,277	284,704	3,616,868	10,522,224

35,642,699	19,874,488	39,934,612	32,039,269	33,280,628	12,439,171	11,977,059	12,403,922

(41,621)	—	(87,140)	(104,105)	—	—	(5,318)	(246)
—	—	(3,524,287)	—	(107,640)	—	(20,187)	(1,480)

(34,833)	—	(16,556)	(19,630)	—	—	(1,258)	—
—	—	(1,270,093)	—	(26,807)	—	(4,329)	(468)

(110)	—	(1,758)	(3,445)	—	—	(29)	—
—	—	(114,396)	—	(2,371)	—	(43)	(12)

(2,146,171)	—	(1,899,246)	(2,497,891)	—	—	(644,153)	(84,610)
—	—	(54,097,901)	—	(1,390,450)	—	(1,923,687)	(493,765)

(2,222,735)	—	(61,011,377)	(2,625,071)	(1,527,268)	—	(2,599,004)	(580,581)

(44,276,953)	54,587,746	14,299,002	15,228,716	(20,323,437)	7,924,772	(13,757,275)	11,865,489

(10,856,989)	74,462,234	(6,777,763)	44,642,914	11,429,923	20,363,943	(4,379,220)	23,688,830

368,714,712	294,252,478	196,319,083	151,676,169	128,271,405	107,907,462	67,292,866	43,604,036

$357,857,723	$368,714,712	$189,541,320	$196,319,083	$139,701,328	$128,271,405	$62,913,646	$67,292,866

$(7,325)	$—	$45,710	$(19,349)	$—	$—	$18,791	$(6,278)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Small Company Growth Fund		Special Opportunities Equity Fund
	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004
From Investment Activities
Operations:
Net investment income (loss)	$(755,310)	$(1,253,994)	$(835,017)	$(543,502)
Net realized gains (losses) from investments and foreign currency transactions	17,116,664	19,670,223	8,511,250	1,647,168
Change in unrealized appreciation/depreciation of investments and foreign currency transactions	2,098,961	(8,365,717)	16,152,156	11,687,812

Change in net assets from operations	18,460,315	10,050,512	23,828,389	12,791,478

Dividends to Class A Shareholders:
Net investment income	—	—	—	—
Net realized gains from investment transactions	—	—	(323,812)	(54,699)
Dividends to Class B Shareholders:
Net investment income	—	—	—	—
Net realized gains from investment transactions	—	—	(136,241)	(37,967)
Dividends to Class C Shareholders:
Net investment income	—	—	—	—
Net realized gains from investment transactions	—	—	(174,173)	(40,629)
Dividends to Institutional Class Shareholders:
Net investment income	—	—	—	—
Net realized gains from investment transactions	—	—	(381,013)	(197,041)

Change in net assets from shareholder dividends	—	—	(1,015,239)	(330,336)

Capital Transactions:
Change in net assets from capital transactions	(65,496,630)	(50,980,633)	68,303,302	44,851,713

Change in net assets	(47,036,315)	(40,930,121)	91,116,452	57,312,855
Net Assets:
Beginning of period	102,606,291	143,536,412	97,544,229	40,231,374

End of period	$55,569,976	$102,606,291	$188,660,681	$97,544,229

Undistributed (distributions in excess of) net investment income	$—	$—	$—	$—

(a)	Formerly known as the BB&T Intermediate Corporate Bond Fund.

See accompanying notes to the financial statements.

International Equity Fund		Short U.S. Government Fund		Intermediate U.S. Government Fund		Total Return Bond Fund (a)
For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

$3,189,210	$2,930,396	$5,003,172	$4,349,127	$21,870,460	$16,236,268	$13,383,359	$10,502,574
23,396,171	20,934,244	(379,543)	(502,785)	(273,986)	4,021,401	5,949,823	2,319,802

16,828,222	13,545,842	(2,478,333)	(1,991,679)	(7,911,749)	(13,559,131)	(12,459,542)	(4,182,899)

43,413,603	37,410,482	2,145,296	1,854,663	13,684,725	(6,698,538)	6,873,640	8,639,477

(29,608)	(17,470)	(243,972)	(235,791)	(477,803)	(355,727)	(243,169)	(186,374)
—	—	—	—	(56,160)	(123,200)	(15,675)	—

(15,662)	(12,177)	—	—	(190,379)	(190,203)	(224,351)	(234,687)
—	—	—	—	(29,669)	(103,252)	(20,100)	—

(234)	(12)	—	—	(14,318)	(18,223)	(8,225)	(9,084)
—	—	—	—	(2,287)	(8,796)	(747)	—

(3,151,658)	(2,829,313)	(5,957,741)	(5,760,811)	(23,429,629)	(17,340,793)	(15,035,177)	(11,506,858)
—	—	—	—	(2,449,142)	(5,651,229)	(858,176)	—

(3,197,162)	(2,858,972)	(6,201,713)	(5,996,602)	(26,649,387)	(23,791,423)	(16,405,620)	(11,937,003)

(42,128,491)	11,062,159	(36,554,057)	(1,080,790)	17,614,479	105,207,139	200,521,516	61,742,880

(1,912,050)	45,613,669	(40,610,474)	(5,222,729)	4,649,817	88,114,254	190,989,536	58,445,354

237,103,573	191,489,904	204,376,013	209,598,742	554,131,068	466,016,814	284,393,389	225,948,035

$235,191,523	$237,103,573	$163,765,539	$204,376,013	$558,780,885	$554,131,068	$475,382,925	$284,393,389

$(897,254)	$(868,449)	$208,500	$196,983	$291,829	$151,002	$484,864	$236,222

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund
	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004
From Investment Activities
Operations:
Net investment income (loss)	$495,844	$463,368	$303,626	$184,897
Net realized gains (losses) from investment transactions	51,649	(6,703)	(20,169)	(112,876)
Change in unrealized appreciation/depreciation of investments	(322,868)	(23,374)	(113,820)	112,593

Change in net assets from operations	224,625	433,291	169,637	184,614

Dividends to Class A Shareholders:
Net investment income	(69,816)	(62,659)	(26,781)	(13,572)
Net realized gains from investment transactions	—	—	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(423,702)	(399,249)	(277,284)	(171,480)
Net realized gains from investment transactions	—	—	—	—

Change in net assets from shareholder dividends	(493,518)	(461,908)	(304,065)	(185,052)

Capital Transactions:
Change in net assets from capital transactions	2,217,737	(421,848)	2,052,613	4,395,597

Change in net assets	1,948,844	(450,465)	1,918,185	4,395,159
Net Assets:
Beginning of period	16,186,337	16,636,802	9,774,300	5,379,141

End of period	$18,135,181	$16,186,337	$11,692,485	$9,774,300

Undistributed (distributions in excess of) net investment income	$1,688	$1,920	$(139)	$300

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund		South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

$3,955,629	$3,848,222	$699,510	$729,963	$2,871,165	$2,759,188	$2,658,263	$2,752,359
984,109	192,951	347,851	145,469	451,579	206,599	424,070	598,661
(3,088,206)	(1,534,991)	(719,387)	(287,972)	(1,964,246)	(1,330,941)	(1,514,595)	(1,405,834)

1,851,532	2,506,182	327,974	587,460	1,358,498	1,634,846	1,567,738	1,945,186

(733,411)	(733,637)	(120,824)	(141,269)	(439,836)	(326,525)	(410,722)	(361,091)
(38,438)	(91,123)	(26,156)	(6,420)	(26,900)	(50,046)	(83,550)	(47,292)

(3,212,382)	(3,104,006)	(578,238)	(586,865)	(2,431,188)	(2,429,810)	(2,242,970)	(2,386,992)
(159,613)	(344,009)	(119,968)	(24,355)	(133,111)	(498,539)	(472,029)	(291,906)

(4,143,844)	(4,272,775)	(845,186)	(758,909)	(3,031,035)	(3,304,920)	(3,209,271)	(3,087,281)

(2,116,768)	257,310	(579,207)	(1,169,409)	606,500	(1,564,175)	(3,118,848)	(15,426,745)

(4,409,080)	(1,509,283)	(1,096,419)	(1,340,858)	(1,066,037)	(3,234,249)	(4,760,381)	(16,568,840)

119,426,767	120,936,050	21,636,598	22,977,456	81,790,296	85,024,545	74,332,671	90,901,511

$115,017,687	$119,426,767	$20,540,179	$21,636,598	$80,724,259	$81,790,296	$69,572,290	$74,332,671

$44,132	$47,165	$15,982	$15,729	$33,064	$34,726	$(9,154)	$(14,320)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Prime Money Market Fund		U.S. Treasury Money Market Fund
	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004
From Investment Activities
Operations:
Net investment income (loss)	$20,982,349	$5,914,572	$17,879,508	$5,785,101
Net realized gains (losses) from investment transactions	296	3,370	—	—
Net realized gain distributions from underlying funds	—	—	—	—
Change in unrealized appreciation/depreciation of investments	—	—	—	—

Change in net assets from operations	20,982,645	5,917,942	17,879,508	5,785,101

Dividends to Class A Shareholders:
Net investment income	(9,358,223)	(1,799,024)	(2,034,759)	(403,491)
Dividends to Class B Shareholders:
Net investment income	(26,256)	(1,420)	(8,071)	(489)
Dividends to Class C Shareholders:
Net investment income	(4,720)	(300)	(109)	(4)
Dividends to Institutional Class Shareholders:
Net investment income	(11,593,150)	(4,113,828)	(15,836,569)	(5,381,117)

Change in net assets from shareholder dividends	(20,982,349)	(5,914,572)	(17,879,508)	(5,785,101)

Capital Transactions:
Change in net assets from capital transactions	47,539,283	(171,211,509)	(341,713,777)	75,339,100

Change in net assets	47,539,579	(171,208,139)	(341,713,777)	75,339,100
Net Assets:
Beginning of period	958,799,234	1,130,007,373	1,049,554,637	974,215,537

End of period	$1,006,338,813	$958,799,234	$707,840,860	$1,049,554,637

Undistributed (distributions in excess of) net investment income	$9,668	$9,372	$246	$246

See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund		Capital Manager Moderate Growth Fund		Capital Manager Growth Fund		Capital Manager Equity Fund
For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

$2,105,959	$1,377,328	$1,437,620	$543,178	$830,676	$214,227	$313,973	$60,787
(1,325,271)	(446,201)	(2,270,891)	(14,859)	(1,601,280)	(29,962)	5,772	(73,449)
862,586	243,148	1,241,944	93,661	1,124,177	31,778	773,587	—
4,281,075	3,404,031	7,702,572	4,029,560	6,904,538	4,164,246	3,696,738	2,836,612

5,924,349	4,578,306	8,111,245	4,651,540	7,258,111	4,380,289	4,790,070	2,823,950

(168,581)	(71,265)	(404,055)	(155,491)	(169,918)	(41,773)	(28,662)	(4,248)

(77,014)	(42,978)	(176,756)	(34,776)	(66,171)	—	(6,994)	—

(2,499)	(1,642)	(1,384)	(397)	(138)	—	(1)	—

(1,775,465)	(1,259,434)	(725,067)	(348,866)	(472,193)	(167,367)	(192,382)	(56,538)

(2,023,559)	(1,375,319)	(1,307,262)	(539,530)	(708,420)	(209,140)	(228,039)	(60,786)

3,484,227	37,376,959	13,866,681	26,180,674	10,933,539	14,951,428	4,544,281	7,845,203

7,385,017	40,579,946	20,670,664	30,292,684	17,483,230	19,122,577	9,106,312	10,608,367

78,204,631	37,624,685	73,625,496	43,332,812	54,459,614	35,337,037	30,412,493	19,804,126

$85,589,648	$78,204,631	$94,296,160	$73,625,496	$71,942,844	$54,459,614	$39,518,805	$30,412,493

$82,400	$—	$130,358	$—	$122,256	$—	$85,934	$—

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Equity Income Fund		Large Company Value Fund
	For the Year Ended September 30, 2005	For the Period June 30, 2004 through September 30, 2004 (a)	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$33,326,261	$6,230,797	$9,661,619	$7,058,368
Dividends reinvested	589,988	—	546,626	359,865
Value of shares redeemed	(1,849,819)	(71,757)	(6,489,397)	(5,050,171)

Change in net assets from Class A Share transactions	32,066,430	6,159,040	3,718,848	2,368,062
Class B Shares:
Proceeds from shares issued	3,572,969	1,667,563	1,142,035	2,595,030
Dividends reinvested	62,723	—	210,190	164,313
Value of shares redeemed	(119,544)	(51,128)	(8,551,951)	(6,769,650)

Change in net assets from Class B Share transactions	3,516,148	1,616,435	(7,199,726)	(4,010,307)
Class C Shares:
Proceeds from shares issued	6,467,982	1,766,442	52,119	55,126
Dividends reinvested	100,048	—	1,389	846
Value of shares redeemed	(304,640)	—	(52,297)	(38,311)

Change in net assets from Class C Share transactions	6,263,390	1,766,442	1,211	17,661
Institutional Shares:
Proceeds from shares issued	5,868,423	20,402,506	68,736,038	78,755,785
Proceeds from shares issued in conversion	—	—	—	63,782,610
Dividends reinvested	688,209	—	6,375,592	4,462,727
Value of shares redeemed	(1,005,833)	—	(166,017,729)	(80,138,778)

Change in net assets from Institutional Share transactions	5,550,799	20,402,506	(90,906,099)	66,862,344

Change in net assets from capital transactions	$47,396,767	$29,944,423	$(94,385,766)	$65,237,760

Share Transactions:
Class A Shares:
Issued	2,869,638	619,851	517,981	416,816
Reinvested	50,231	—	29,386	21,652
Redeemed	(156,448)	(6,986)	(347,071)	(304,624)

Change in Class A Shares	2,763,421	612,865	200,296	133,844
Class B Shares:
Issued	307,803	166,636	62,625	155,272
Reinvested	5,368	—	11,398	9,969
Redeemed	(10,194)	(4,949)	(463,800)	(405,281)

Change in Class B Shares	302,977	161,687	(389,777)	(240,040)
Class C Shares:
Issued	561,000	175,569	2,803	3,252
Reinvested	8,567	—	75	51
Redeemed	(25,759)	—	(2,943)	(2,394)

Change in Class C Shares	543,808	175,569	(65)	909
Institutional Shares:
Issued	509,983	2,041,126	3,763,766	4,689,596
Issued in conversion	—	—	—	3,756,814
Reinvested	59,891	—	342,725	267,577
Redeemed	(83,473)	—	(8,934,669)	(4,759,811)

Change in Institutional Shares	486,401	2,041,126	(4,828,178)	3,954,176

Change in Shares	4,096,607	2,991,247	(5,017,724)	3,848,889

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Large Company Growth Fund		Mid Cap Value Fund		Mid Cap Growth Fund		Small Company Value Fund
For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

$1,781,452	$3,499,118	$4,485,560	$2,322,516	$2,518,857	$1,765,027	$1,710,491	$236,188
34,217	—	3,485,585	100,431	106,199	—	24,657	1,524
(2,280,442)	(2,146,132)	(3,419,250)	(1,150,047)	(2,430,159)	(905,874)	(578,781)	(40,436)

(464,773)	1,352,986	4,551,895	1,272,900	194,897	859,153	1,156,367	197,276

602,206	1,596,467	945,833	1,444,562	228,265	1,030,904	127,135	96,442
34,776	—	1,284,643	21,600	26,526	—	5,587	468
(2,993,414)	(2,843,372)	(730,819)	(387,235)	(342,348)	(187,337)	(35,184)	(3,672)

(2,356,432)	(1,246,905)	1,499,657	1,078,927	(87,557)	843,567	97,538	93,238

11,034	7,424	86,720	102,563	59,422	59,095	4,000	—
110	—	90,479	3,530	2,371	—	72	12
(20,255)	(15,941)	(314,401)	(150,717)	(241,417)	(32,090)	(1,606)	—

(9,111)	(8,517)	(137,202)	(44,624)	(179,624)	27,005	2,466	12

38,224,930	63,041,668	41,973,265	44,210,775	24,514,270	42,714,265	12,467,749	16,472,429
—	42,521,740	—	—	—	—	—	—
1,162,910	—	34,205,347	978,956	587,204	—	1,559,698	376,374
(80,834,477)	(51,073,226)	(67,793,960)	(32,268,218)	(45,352,627)	(36,519,218)	(29,041,093)	(5,273,840)

(41,446,637)	54,490,182	8,384,652	12,921,513	(20,251,153)	6,195,047	(15,013,646)	11,574,963

$(44,276,953)	$54,587,746	$14,299,002	$15,228,716	$(20,323,437)	$7,924,772	$(13,757,275)	$11,865,489

203,723	410,119	271,180	156,828	200,123	161,946	108,999	18,005
3,819	—	259,391	6,856	8,835	—	1,663	122
(260,302)	(256,999)	(216,209)	(79,080)	(195,031)	(83,185)	(37,585)	(3,071)

(52,760)	153,120	314,362	84,604	13,927	78,761	73,077	15,056

73,333	198,744	57,215	98,622	19,563	95,646	8,300	7,406
4,106	—	97,143	1,481	2,263	—	382	38
(361,793)	(356,687)	(43,973)	(26,445)	(28,374)	(17,657)	(2,282)	(288)

(284,354)	(157,943)	110,385	73,658	(6,548)	77,989	6,400	7,156

1,334	935	5,360	7,088	4,938	5,456	265	—
13	—	6,824	244	202	—	5	1
(2,390)	(2,040)	(19,649)	(10,628)	(18,787)	(3,019)	(105)	—

(1,043)	(1,105)	(7,465)	(3,296)	(13,647)	2,437	165	1

4,363,516	7,449,612	2,538,005	3,006,926	1,903,007	3,794,635	802,471	1,261,368
—	5,005,398	—	—	—	—	—	—
128,373	—	2,536,735	66,632	46,864	—	105,249	30,123
(9,093,856)	(6,033,687)	(4,052,925)	(2,175,502)	(3,563,229)	(3,250,066)	(1,887,106)	(397,940)

(4,601,967)	6,421,323	1,021,815	898,056	(1,613,358)	544,569	(979,386)	893,551

(4,940,124)	6,415,395	1,439,097	1,053,022	(1,619,626)	703,756	(899,744)	915,764

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Small Company Growth Fund		Special Opportunities Equity Fund
	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,218,701	$1,484,623	$50,533,764	$22,172,687
Dividends reinvested	—	—	314,726	54,594
Value of shares redeemed	(1,848,248)	(1,755,351)	(12,154,765)	(1,330,485)

Change in net assets from Class A Share transactions	370,453	(270,728)	38,693,725	20,896,796
Class B Shares:
Proceeds from shares issued	234,121	530,262	7,432,082	7,745,169
Dividends reinvested	—	—	132,617	36,319
Value of shares redeemed	(2,577,918)	(2,040,393)	(1,625,829)	(420,674)

Change in net assets from Class B Share transactions	(2,343,797)	(1,510,131)	5,938,870	7,360,814
Class C Shares:
Proceeds from shares issued	7,960	17,631	14,020,481	10,242,149
Dividends reinvested	—	—	171,895	40,343
Value of shares redeemed	(41,821)	(26,442)	(3,171,753)	(322,709)

Change in net assets from Class C Share transactions	(33,861)	(8,811)	11,020,623	9,959,783
Institutional Shares:
Proceeds from shares issued	5,445,083	32,214,214	15,525,894	6,531,453
Proceeds from shares issued in conversion	—	—	—	—
Dividends reinvested	—	—	339,818	197,041
Value of shares redeemed	(68,934,508)	(81,405,177)	(3,215,628)	(94,174)

Change in net assets from Institutional Share transactions	(63,489,425)	(49,190,963)	12,650,084	6,634,320

Change in net assets from capital transactions	$(65,496,630)	$(50,980,633)	$68,303,302	$44,851,713

Share Transactions:
Class A Shares:
Issued	165,276	120,223	3,430,628	1,793,122
Reinvested	—	—	21,932	4,756
Redeemed	(139,312)	(144,410)	(804,158)	(107,143)

Change in Class A Shares	25,964	(24,187)	2,648,402	1,690,735
Class B Shares:
Issued	19,412	46,190	512,930	635,504
Reinvested	—	—	9,352	3,178
Redeemed	(211,453)	(181,395)	(109,982)	(33,339)

Change in Class B Shares	(192,041)	(135,205)	412,300	605,343
Class C Shares:
Issued	657	1,591	975,534	841,676
Reinvested	—	—	12,122	3,526
Redeemed	(3,467)	(2,204)	(212,218)	(25,863)

Change in Class C Shares	(2,810)	(613)	775,438	819,339
Institutional Shares:
Issued	404,155	2,525,797	1,037,730	522,216
Issued in conversion	—	—	—	—
Reinvested	—	—	23,598	17,149
Redeemed	(4,861,945)	(6,181,271)	(210,210)	(7,016)

Change in Institutional Shares	(4,457,790)	(3,655,474)	851,118	532,349

Change in Shares	(4,626,677)	(3,815,479)	4,687,258	3,647,766

(a)	Formerly known as the BB&T Intermediate Corporate Bond Fund.

See accompanying notes to the financial statements.

International Equity Fund		Short U.S. Government Fund		Intermediate U.S. Government Fund		Total Return Bond Fund (a)
For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

$2,478,283	$3,517,644	$1,521,231	$2,786,910	$7,912,637	$5,795,781	3,553,124	$2,688,080
28,796	12,920	200,254	185,926	511,872	436,436	236,789	141,678
(837,193)	(4,334,463)	(2,023,644)	(3,971,460)	(6,364,645)	(3,576,849)	(1,171,666)	(2,264,599)

1,669,886	(803,899)	(302,159)	(998,624)	2,059,864	2,655,368	2,618,247	565,159

142,997	242,060	—	—	309,161	1,339,897	590,741	1,339,646
16,175	11,138	—	—	204,831	273,254	232,014	209,214
(640,348)	(468,139)	—	—	(1,534,282)	(2,344,506)	(1,092,541)	(1,225,553)

(481,176)	(214,941)	—	—	(1,020,290)	(731,355)	(269,786)	323,307

88,381	1,400	—	—	92,895	269,291	16,713	55,729
235	11	—	—	13,100	23,447	8,371	7,776
(852)	(1,722)	—	—	(428,764)	(497,795)	(57,214)	(85,312)

87,764	(311)	—	—	(322,769)	(205,057)	(32,130)	(21,807)

24,998,978	54,058,092	45,135,970	59,178,543	161,477,331	117,429,900	239,507,286	91,849,207
—	—	—	—	—	62,847,783	—	—
2,083,059	1,309,291	2,187,510	1,611,731	13,752,797	11,031,034	7,254,855	4,122,426
(70,487,002)	(43,286,073)	(83,575,378)	(60,872,440)	(158,332,454)	(87,820,534)	(48,556,956)	(35,095,412)

(43,404,965)	12,081,310	(36,251,898)	(82,166)	16,897,674	103,488,183	198,205,185	60,876,221

$(42,128,491)	$11,062,159	$(36,554,057)	$(1,080,790)	$17,614,479	$105,207,139	$200,521,516	$61,742,880

267,274	484,092	158,795	286,471	783,801	559,069	341,242	253,878
3,230	1,588	20,875	18,998	50,474	42,333	22,635	13,415
(93,010)	(592,221)	(211,022)	(406,758)	(629,447)	(346,084)	(112,317)	(217,247)

177,494	(106,541)	(31,352)	(101,289)	204,828	255,318	251,560	50,046

16,667	31,684	—	—	30,638	129,793	56,591	126,456
1,917	1,439	—	—	20,267	26,583	22,148	19,782
(74,499)	(62,510)	—	—	(151,847)	(228,928)	(104,808)	(115,852)

(55,915)	(29,387)	—	—	(100,942)	(72,552)	(26,069)	30,386

9,933	180	—		9,176	26,144	1,598	5,231
27	1	—	—	1,296	2,281	800	735
(101)	(221)	—	—	(42,455)	(48,364)	(5,488)	(8,034)

9,859	(40)	—	—	(31,983)	(19,939)	(3,090)	(2,068)

2,743,691	6,721,929	4,698,111	6,032,307	15,900,619	11,318,895	22,968,831	8,639,759
—	—	—	—	—	5,988,154	—	—
231,260	161,225	227,789	164,714	1,355,399	1,068,952	693,599	390,424
(7,688,123)	(5,415,973)	(8,711,294)	(6,230,793)	(15,658,921)	(8,520,599)	(4,652,378)	(3,328,809)

(4,713,172)	1,467,181	(3,785,394)	(33,772)	1,597,097	9,855,402	19,010,052	5,701,374

(4,581,734)	1,331,213	(3,816,746)	(135,061)	1,669,000	10,018,229	19,232,453	5,779,738

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund
	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$880,498	$1,994,114	$1,131,881	$350,207
Dividends reinvested	68,804	49,595	19,961	9,711
Value of shares redeemed	(1,085,960)	(1,181,364)	(196,969)	(174,263)

Change in net assets from Class A Share transactions	(136,658)	862,345	954,873	185,655
Institutional Shares:
Proceeds from shares issued	7,483,716	4,267,628	3,481,070	6,103,188
Dividends reinvested	1,275	987	28	1,063
Value of shares redeemed	(5,130,596)	(5,552,808)	(2,383,358)	(1,894,309)

Change in net assets from Institutional Share transactions	2,354,395	(1,284,193)	1,097,740	4,209,942

Change in net assets from capital transactions	$2,217,737	$(421,848)	$2,052,613	$4,395,597

Share Transactions:
Class A Shares:
Issued	86,656	195,701	112,251	34,756
Reinvested	6,786	4,876	1,978	962
Redeemed	(106,990)	(115,307)	(19,446)	(17,478)

Change in Class A Shares	(13,548)	85,270	94,783	18,240
Institutional Shares:
Issued	739,641	419,214	344,202	602,112
Reinvested	126	98	3	105
Redeemed	(506,921)	(546,461)	(235,979)	(187,931)

Change in Institutional Shares	232,846	(127,149)	108,226	414,286

Change in Shares	219,298	(41,879)	203,009	432,526

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund		South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

$7,701,435	$2,276,612	$567,315	$766,900	$3,405,742	$7,524,363	$4,029,274	$1,307,707
639,663	645,576	139,596	126,182	217,712	202,711	382,174	284,086
(8,948,526)	(5,173,439)	(690,630)	(1,384,125)	(3,208,442)	(2,003,586)	(1,048,404)	(2,164,703)

(607,428)	(2,251,251)	16,281	(491,043)	415,012	5,723,488	3,363,044	(572,910)

31,065,370	24,489,202	2,267,601	2,128,909	16,254,714	14,835,458	7,786,086	5,479,391
27,118	3,334	—	29	59,445	30,243	1,049	7,942
(32,601,828)	(21,983,975)	(2,863,089)	(2,807,304)	(16,122,671)	(22,153,364)	(14,269,027)	(20,341,168)

(1,509,340)	2,508,561	(595,488)	(678,366)	191,488	(7,287,663)	(6,481,892)	(14,853,835)

$(2,116,768)	$257,310	$(579,207)	$(1,169,409)	$606,500	$(1,564,175)	$(3,118,848)	$(15,426,745)

729,383	212,128	53,567	70,588	292,826	639,390	405,774	129,767
60,575	60,465	13,084	11,700	18,732	17,233	38,436	28,194
(851,796)	(488,778)	(64,210)	(128,564)	(275,812)	(171,476)	(105,279)	(215,933)

(61,838)	(216,185)	2,441	(46,276)	35,746	485,147	338,931	(57,972)

2,948,573	2,287,594	214,639	199,047	1,400,680	1,258,132	783,915	541,672
2,576	313	—	3	5,117	2,574	105	782
(3,087,873)	(2,062,895)	(270,854)	(263,103)	(1,386,069)	(1,890,161)	(1,436,248)	(2,016,614)

(136,724)	225,012	(56,215)	(64,053)	19,728	(629,455)	(652,228)	(1,474,160)

(198,562)	8,827	(53,774)	(110,329)	55,474	(144,308)	(313,297)	(1,532,132)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Prime Money Market Fund		U.S. Treasury Money Market Fund
	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$653,088,826	$440,070,030	$122,382,575	$126,660,874
Dividends reinvested	9,671,407	1,586,850	2,116,647	338,965
Value of shares redeemed	(595,695,608)	(474,816,710)	(132,739,325)	(139,558,435)

Change in net assets from Class A Share transactions	67,064,625	(33,159,830)	(8,240,103)	(12,558,596)
Class B Shares:
Proceeds from shares issued	461,617	1,428,628	313,580	549,783
Dividends reinvested	26,539	1,209	7,886	459
Value of shares redeemed	(977,892)	(1,692,677)	(401,098)	(789,788)

Change in net assets from Class B Share transactions	(489,736)	(262,840)	(79,632)	(239,546)
Class C Shares:
Proceeds from shares issued	93,694	187,921	32,427	941
Dividends reinvested	4,767	257	111	4
Value of shares redeemed	(225,799)	(290,420)	—	(4,000)

Change in net assets from Class C Share transactions	(127,338)	(102,242)	32,538	(3,055)
Institutional Shares:
Proceeds from shares issued	1,062,641,967	1,179,817,262	850,340,038	1,304,889,906
Dividends reinvested	1,490,626	317,579	3,639,835	858,110
Value of shares redeemed	(1,083,040,861)	(1,317,821,438)	(1,187,406,453)	(1,217,607,719)

Change in net assets from Institutional Share transactions	(18,908,268)	(137,686,597)	(333,426,580)	88,140,297

Change in net assets from capital transactions	$47,539,283	$(171,211,509)	$(341,713,777)	$75,339,100

Share Transactions:
Class A Shares:
Issued	653,088,826	440,070,030	122,382,575	126,660,874
Reinvested	9,671,407	1,586,851	2,116,647	338,965
Redeemed	(595,695,608)	(474,816,710)	(132,739,325)	(139,558,435)

Change in Class A Shares	67,064,625	(33,159,829)	(8,240,103)	(12,558,596)
Class B Shares:
Issued	461,617	1,428,628	313,580	549,783
Reinvested	26,539	1,209	7,886	459
Redeemed	(977,892)	(1,692,677)	(401,098)	(789,788)

Change in Class B Shares	(489,736)	(262,840)	(79,632)	(239,546)
Class C Shares:
Issued	93,694	187,921	32,427	941
Reinvested	4,767	257	111	4
Redeemed	(225,799)	(290,420)	—	(4,000)

Change in Class C Shares	(127,338)	(102,242)	32,538	(3,055)
Institutional Shares:
Issued	1,062,641,967	1,179,817,262	850,340,038	1,304,889,907
Reinvested	1,490,626	317,579	3,639,835	858,110
Redeemed	(1,083,040,861)	(1,317,821,438)	(1,187,406,453)	(1,217,607,719)

Change in Institutional Shares	(18,908,268)	(137,686,597)	(333,426,580)	88,140,298

Change in Shares	47,539,283	(171,211,508)	(341,713,777)	75,339,101

See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund		Capital Manager Moderate Growth Fund		Capital Manager Growth Fund		Capital Manager Equity Fund
For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

$4,545,111	$3,060,724	$10,050,273	$13,749,502	$6,209,050	$8,574,252	$2,993,886	$2,729,313
174,477	58,956	432,713	136,043	174,631	41,639	29,192	3,269
(1,604,470)	(604,237)	(3,962,369)	(2,404,988)	(2,661,745)	(1,864,313)	(1,002,205)	(589,944)

3,115,118	2,515,443	6,520,617	11,480,557	3,721,936	6,751,578	2,020,873	2,142,638

837,278	2,055,678	4,133,083	11,269,623	4,047,594	5,224,498	1,701,167	3,402,316
83,612	40,687	179,010	74,747	65,614	5,683	6,959	—
(1,025,899)	(560,737)	(3,138,147)	(2,071,061)	(2,300,772)	(1,694,346)	(773,587)	(524,039)

(105,009)	1,535,628	1,173,946	9,273,309	1,812,436	3,535,835	934,539	2,878,277

4,097	77,234	46,923	148,787	4,603	11,372	301	50,300
2,873	1,686	1,384	1,335	137	45	1	—
(40,020)	(53,910)	(118,189)	(168,312)	(36,901)	(5,664)	(74,313)	—

(33,050)	25,010	(69,882)	(18,190)	(32,161)	5,753	(74,011)	50,300

7,174,505	37,741,696	8,257,339	7,658,209	7,167,157	6,245,339	4,088,655	4,662,355
2,031,356	1,094,503	799,904	319,085	505,600	185,899	198,724	59,351
(8,698,693)	(5,535,321)	(2,815,243)	(2,532,296)	(2,241,429)	(1,772,976)	(2,624,499)	(1,947,718)

507,168	33,300,878	6,242,000	5,444,998	5,431,328	4,658,262	1,662,880	2,773,988

$3,484,227	$37,376,959	$13,866,681	$26,180,674	$10,933,539	$14,951,428	$4,544,281	$7,845,203

471,031	331,104	1,053,979	1,550,101	666,388	995,302	286,202	287,563
18,128	6,385	45,275	15,315	18,603	4,912	2,805	346
(166,711)	(65,401)	(415,364)	(270,428)	(286,259)	(216,626)	(95,524)	(61,758)

322,448	272,088	683,890	1,294,988	398,732	783,588	193,483	226,151

87,018	222,779	441,141	1,280,673	442,110	619,536	169,091	370,075
8,692	4,413	18,957	8,858	7,100	738	680	—
(106,529)	(60,839)	(335,050)	(236,127)	(252,552)	(201,963)	(76,268)	(57,119)

(10,819)	166,353	125,048	1,053,404	196,658	418,311	93,503	312,956

425	8,383	4,988	16,722	499	1,342	30	5,728
300	184	146	159	14	6	—	—
(4,189)	(5,899)	(12,517)	(19,156)	(4,068)	(659)	(7,356)	—

(3,464)	2,668	(7,383)	(2,275)	(3,555)	689	(7,326)	5,728

738,450	4,165,574	862,088	858,360	768,886	729,087	389,867	491,569
209,918	117,491	83,518	35,906	53,932	22,136	18,948	6,380
(898,329)	(595,643)	(293,469)	(287,406)	(239,476)	(209,184)	(250,678)	(208,251)

50,039	3,687,422	652,137	606,860	583,342	542,039	158,137	289,698

358,204	4,128,531	1,453,692	2,952,977	1,175,177	1,744,627	437,797	834,533

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Equity Income Fund
Year Ended September 30, 2005	$10.35	0.24		1.77	2.01	(0.25)	(0.02)	(0.27)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.05	(c)	0.34	0.39	(0.04)	—	(0.04)
Large Company Value Fund
Year Ended September 30, 2005	$17.26	0.28		2.22	2.50	(0.29)	—	(0.29)
Year Ended September 30, 2004	$14.87	0.23		2.38	2.61	(0.22)	—	(0.22)
Year Ended September 30, 2003	$12.84	0.23		2.03	2.26	(0.23)	—	(0.23)
Year Ended September 30, 2002	$16.79	0.18		(3.47)	(3.29)	(0.18)	(0.48)	(0.66)
Year Ended September 30, 2001	$18.57	0.22		(0.89)	(0.67)	(0.22)	(0.89)	(1.11)
Large Company Growth Fund
Year Ended September 30, 2005	$8.22	0.02	(c)	0.77	0.79	(0.04)	—	(0.04)
Year Ended September 30, 2004	$7.69	(0.01)		0.54	0.53	—	—	—
Year Ended September 30, 2003	$6.60	(0.02)		1.11	1.09	—	—	—
Year Ended September 30, 2002	$8.16	(0.06)		(1.50)	(1.56)	—	—	—
Year Ended September 30, 2001	$14.75	(0.05)		(5.56)	(5.61)	—	(0.98)	(0.98)
Mid Cap Value Fund
Year Ended September 30, 2005	$15.40	0.13	(c)	3.04	3.17	(0.13)	(5.09)	(5.22)
Year Ended September 30, 2004	$12.98	0.18	(c)	2.42	2.60	(0.18)	—	(0.18)
Year Ended September 30, 2003	$10.93	0.16	(c)	2.04	2.20	(0.15)	—	(0.15)
Year Ended September 30, 2002	$13.12	0.17	(c)	(1.04)	(0.87)	(0.17)	(1.15)	(1.32)
February 1, 2001 to September 30, 2001 (b)	$14.26	0.15		(1.15)	(1.00)	(0.14)	—	(0.14)
Year Ended January 31, 2001	$14.10	0.22		0.94	1.16	(0.21)	(0.79)	(1.00)
Mid Cap Growth Fund
Year Ended September 30, 2005	$10.95	(0.09	)(c)	3.18	3.09	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.84	(0.08)		1.19	1.11	—	—	—
Year Ended September 30, 2003	$8.07	(0.09)		1.86	1.77	—	—	—
Year Ended September 30, 2002	$9.80	(0.08)		(1.02)	(1.10)	—	(0.63)	(0.63)
February 1, 2001 to September 30, 2001 (b)	$14.42	(0.07)		(4.55)	(4.62)	—	—	—
Year Ended January 31, 2001	$20.36	(0.13)		(1.99)	(2.12)	—	(3.82)	(3.82)
Small Company Value Fund
Year Ended September 30, 2005	$14.21	0.11	(c)	2.62	2.73	(0.14)	(0.42)	(0.56)
Year Ended September 30, 2004	$11.44	—	(c)(d)	2.90	2.90	(0.01)	(0.12)	(0.13)
May 19, 2003 to September 30, 2003 (a)	$10.00	0.01	(c)	1.43	1.44	— (d)	—	— (d)
Small Company Growth Fund
Year Ended September 30, 2005	$11.96	(0.13	)(c)	2.70	2.57	—	—	—
Year Ended September 30, 2004	$11.50	(0.15	)(c)	0.61	0.46	—	—	—
Year Ended September 30, 2003	$9.38	(0.14)		2.26	2.12	—	—	—
Year Ended September 30, 2002	$12.13	(0.17	)(c)	(2.58)	(2.75)	—	—	—
Year Ended September 30, 2001	$34.87	(0.20)		(16.20)	(16.40)	—	(6.34)	(6.34)
Special Opportunities Equity Fund
Year Ended September 30, 2005	$13.08	(0.07)		2.68	2.61	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.53	(0.06)		2.69	2.63	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	(0.01)		0.54	0.53	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)	Ratio of expenses to average net assets* (f)	Portfolio turnover rate**

$12.09	19.55%	$40,825	1.10%	2.57%	1.57%	39.65%
$10.35	3.89%	6,342	1.54%	1.79%	2.14%	1.65%

$19.47	14.60%	$39,756	1.14%	1.56%	1.48%	19.50%
$17.26	17.61%	$31,783	1.20%	1.32%	1.56%	16.40%
$14.87	17.73%	$25,397	1.17%	1.67%	1.55%	18.89%
$12.84	(20.57)%	$22,222	1.23%	1.11%	1.62%	23.02%
$16.79	(3.77)%	$29,942	1.24%	1.23%	1.63%	24.20%

$8.97	9.62%	$9,116	1.14%	0.38%	1.49%	62.78%
$8.22	6.89%	$8,784	1.22%	(0.33)%	1.58%	127.47%
$7.69	16.52%	$7,042	1.18%	(0.35)%	1.57%	91.73%
$6.60	(19.12)%	$6,240	1.28%	(0.57)%	1.67%	100.46%
$8.16	(40.36)%	$8,146	1.30%	(0.48)%	1.69%	96.41%

$13.35	20.82%	$12,361	1.15%	0.76%	1.25%	126.99%
$15.40	20.10%	$9,423	1.23%	1.22%	1.35%	19.17%
$12.98	20.31%	$6,841	1.20%	1.33%	1.35%	18.28%
$10.93	(8.24)%	$5,070	1.15%	1.29%	1.38%	18.20%
$13.12	(7.09)%	$4,554	1.20%	1.45%	1.37%	27.04%
$14.26	8.76%	$5,691	1.21%	1.54%	1.36%	59.00%

$13.90	28.45%	$10,444	1.14%	(0.71)%	1.26%	92.74%
$10.95	11.28%	$8,079	1.25%	(0.90)%	1.36%	138.61%
$9.84	21.93%	$6,486	1.19%	(0.96)%	1.36%	125.97%
$8.07	(12.54)%	$5,533	1.17%	(0.88)%	1.44%	117.06%
$9.80	(32.04)%	$7,386	1.25%	(0.52)%	1.47%	90.11%
$14.42	(10.84)%	$12,285	1.27%	(0.37)%	1.48%	63.00%

$16.38	19.64%	$1,604	1.29%	0.69%	1.77%	8.39%
$14.21	25.53%	$353	1.48%	(0.03)%	1.91%	11.25%
$11.44	14.43%	$112	2.04%	0.35%	2.29%	48.84%

$14.53	21.49%	$7,619	1.38%	(0.95)%	1.81%	81.37%
$11.96	4.00%	$5,958	1.55%	(1.22)%	1.91%	211.60%
$11.50	22.60%	$6,007	1.62%	(1.20)%	1.87%	197.85%
$9.38	(22.67)%	$5,145	1.73%	(1.43)%	1.98%	292.94%
$12.13	(54.95)%	$8,333	1.72%	(0.86)%	1.97%	286.49%

$15.57	20.05%	$75,627	1.30%	(0.41)%	1.57%	30.38%
$13.08	25.06%	$28,903	1.42%	(0.77)%	1.80%	32.06%
$10.53	5.30%	$5,460	1.06%	(0.42)%	2.02%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions		Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Dividends
International Equity Fund
Year Ended September 30, 2005	$8.12	0.10	(b)	1.47		1.57	(0.11)	—	(0.11)
Year Ended September 30, 2004	$6.88	0.07	(b)	1.25		1.32	(0.08)	—	(0.08)
Year Ended September 30, 2003	$6.31	0.06	(b)	0.54		0.60	(0.03)	—	(0.03)
Year Ended September 30, 2002	$7.43	(0.02	)(b)	(1.10)		(1.12)	—	—	—
Year Ended September 30, 2001	$12.49	(0.05)		(2.99)		(3.04)	—	(2.02)	(2.02)
Short U.S. Government Fund
Year Ended September 30, 2005	$9.70	0.23		(0.14)		0.09	(0.29)	—	(0.29)
Year Ended September 30, 2004	$9.89	0.17		(0.10)		0.07	(0.26)	—	(0.26)
Year Ended September 30, 2003	$10.08	0.27		(0.11)		0.16	(0.35)	—	(0.35)
Year Ended September 30, 2002	$10.04	0.43	(c)	0.06	(c)	0.49	(0.45)	—	(0.45)
Year Ended September 30, 2001	$9.63	0.51		0.41		0.92	(0.51)	—	(0.51)
Intermediate U.S. Government Fund
Year Ended September 30, 2005	$10.24	0.35	(b)	(0.15)		0.20	(0.38)	(0.05)	(0.43)
Year Ended September 30, 2004	$10.57	0.32		(0.19)		0.13	(0.33)	(0.13)	(0.46)
Year Ended September 30, 2003	$10.77	0.35		(0.07)		0.28	(0.39)	(0.09)	(0.48)
Year Ended September 30, 2002	$10.38	0.47	(d)	0.42	(d)	0.89	(0.50)	—	(0.50)
Year Ended September 30, 2001	$9.71	0.51		0.68		1.19	(0.52)	—	(0.52)
Total Return Bond Fund (a)
Year Ended September 30, 2005	$10.59	0.38	(b)	(0.19)		0.19	(0.44)	(0.03)	(0.47)
Year Ended September 30, 2004	$10.72	0.41		(0.08)		0.33	(0.46)	—	(0.46)
Year Ended September 30, 2003	$10.33	0.47		0.41		0.88	(0.49)	—	(0.49)
Year Ended September 30, 2002	$10.56	0.53	(e)	(0.04	)(e)	0.49	(0.55)	(0.17)	(0.72)
Year Ended September 30, 2001	$9.98	0.60		0.58		1.18	(0.60)	—	(0.60)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Formerly known as the BB&T Intermediate Corporate Bond Fund.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.47, $0.02, and 4.38%, respectively.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.40, and 4.74%, respectively.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.54, $(0.05), and 5.23%, respectively.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (f)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (g)	Ratio of net investment income (loss) to average net assets (g)		Ratio of expenses to average net assets* (g)	Portfolio turnover rate**

$9.58	19.46%	$3,687	1.46%	1.15%		1.83%	44.96%
$8.12	19.25%	$1,686	1.58%	0.91%		1.92%	50.68%
$6.88	9.58%	$2,162	1.63%	0.95%		1.90%	199.78%
$6.31	(15.07)%	$1,412	1.68%	(0.24)%		1.93%	95.86%
$7.43	(28.52)%	$2,557	1.74%	(0.33)%		1.99%	144.35%

$9.50	0.96%	$7,980	0.91%	2.40%		1.34%	33.67%
$9.70	0.71%	$8,456	0.99%	1.85%		1.41%	62.59%
$9.89	1.56%	$9,619	1.00%	2.48%		1.40%	93.86%
$10.08	5.03%	$5,286	1.03%	4.03	%(c)	1.43%	73.93%
$10.04	9.73%	$3,530	1.03%	5.12%		1.43%	101.28%

$10.01	1.98%	$13,744	0.96%	3.41%		1.33%	107.04%
$10.24	1.30%	$11,959	1.05%	2.90%		1.42%	98.35%
$10.57	2.62%	$9,646	1.07%	3.13%		1.42%	209.07%
$10.77	8.85%	$6,453	1.10%	4.56	%(d)	1.45%	79.36%
$10.38	12.53%	$4,450	1.11%	5.12%		1.46%	84.76%

$10.31	1.88%	$7,254	0.96%	3.62%		1.33%	173.74%
$10.59	3.22%	$4,786	1.07%	3.84%		1.44%	31.95%
$10.72	8.69%	$4,308	1.08%	4.34%		1.44%	43.98%
$10.33	4.98%	$2,042	1.11%	5.11	%(e)	1.50%	69.15%
$10.56	12.10%	$426	1.06%	5.76%		1.45%	142.35%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2005	$10.22	0.27	(c)	(0.16)	0.11	(0.27)	—	(0.27)
Year Ended September 30, 2004	$10.23	0.27	(c)	(0.01)	0.26	(0.27)	—	(0.27)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.15	(c)	0.35	0.50	(0.27)	—	(0.27)
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2005	$10.15	0.26	(c)	(0.13)	0.13	(0.26)	—	(0.26)
Year Ended September 30, 2004	$10.15	0.24		— (d)	0.24	(0.24)	—	(0.24)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.18		0.15	0.33	(0.18)	—	(0.18)
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2005	$10.67	0.35		(0.19)	0.16	(0.35)	(0.02)	(0.37)
Year Ended September 30, 2004	$10.81	0.32		(0.10)	0.22	(0.32)	(0.04)	(0.36)
Year Ended September 30, 2003	$10.86	0.33		(0.01)	0.32	(0.33)	(0.04)	(0.37)
Year Ended September 30, 2002	$10.54	0.36		0.40	0.76	(0.36)	(0.08)	(0.44)
Year Ended September 30, 2001	$9.97	0.38		0.57	0.95	(0.38)	—	(0.38)
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2005	$10.81	0.34		(0.19)	0.15	(0.34)	(0.08)	(0.42)
Year Ended September 30, 2004	$10.88	0.34		(0.07)	0.27	(0.33)	(0.01)	(0.34)
Year Ended September 30, 2003	$10.87	0.34		0.01	0.35	(0.34)	—	(0.34)
Year Ended September 30, 2002	$10.46	0.37		0.41	0.78	(0.37)	—	(0.37)
Year Ended September 30, 2001	$9.90	0.38		0.56	0.94	(0.38)	—	(0.38)
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2005	$11.74	0.39		(0.22)	0.17	(0.40)	(0.02)	(0.42)
Year Ended September 30, 2004	$11.96	0.38		(0.14)	0.24	(0.38)	(0.08)	(0.46)
Year Ended September 30, 2003	$11.99	0.37		0.01	0.38	(0.37)	(0.04)	(0.41)
Year Ended September 30, 2002	$11.57	0.41		0.42	0.83	(0.41)	—	(0.41)
Year Ended September 30, 2001	$10.96	0.42		0.61	1.03	(0.42)	—	(0.42)
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2005	$10.08	0.35	(c)	(0.15)	0.20	(0.35)	(0.08)	(0.43)
Year Ended September 30, 2004	$10.20	0.32		(0.07)	0.25	(0.33)	(0.04)	(0.37)
Year Ended September 30, 2003	$10.35	0.33	(c)	0.01	0.34	(0.33)	(0.16)	(0.49)
Year Ended September 30, 2002	$10.01	0.43		0.31	0.74	(0.38)	(0.02)	(0.40)
February 1, 2001 to September 30, 2001 (b)	$9.92	0.29		0.09	0.38	(0.29)	—	(0.29)
Year Ended January 31, 2001	$9.18	0.46		0.74	1.20	(0.46)	—	(0.46)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia Tax-Exempt Income Portfolio.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)	Ratio of expenses to average net assets* (f)	Portfolio turnover rate **

$10.06	1.06%	$2,566	0.89%	2.65%	1.47%	37.50%
$10.22	2.55%	$2,746	0.78%	2.63%	1.57%	24.78%
$10.23	5.09%	$1,877	0.62%	2.50%	1.65%	42.87%

$10.02	1.28%	$1,609	0.81%	2.57%	1.52%	44.67%
$10.15	2.37%	$667	0.75%	2.32%	1.73%	55.18%
$10.15	3.32%	$482	0.72%	2.22%	2.24%	40.16%

$10.46	1.49%	$21,600	0.90%	3.29%	1.36%	60.84%
$10.67	2.10%	$22,689	0.90%	3.03%	1.42%	67.80%
$10.81	3.04%	$25,323	0.92%	3.11%	1.42%	44.56%
$10.86	7.46%	$23,828	0.93%	3.41%	1.43%	20.39%
$10.54	9.69%	$18,718	0.93%	3.66%	1.43%	47.35%

$10.54	1.39%	$4,072	0.92%	3.20%	1.40%	56.03%
$10.81	2.60%	$4,149	0.90%	3.11%	1.44%	32.63%
$10.88	3.29%	$4,680	0.86%	3.14%	1.43%	32.04%
$10.87	7.67%	$4,128	0.83%	3.52%	1.48%	21.81%
$10.46	9.67%	$2,143	0.87%	3.73%	1.52%	36.67%

$11.49	1.44%	$13,145	0.89%	3.39%	1.36%	48.04%
$11.74	2.05%	$13,005	0.91%	3.22%	1.43%	45.07%
$11.96	3.24%	$7,447	0.92%	3.14%	1.42%	34.17%
$11.99	7.36%	$3,041	0.96%	3.45%	1.46%	13.12%
$11.57	9.58%	$714	0.90%	3.71%	1.40%	31.28%

$9.85	1.97%	$13,911	0.93%	3.50%	0.96%	32.10%
$10.08	2.51%	$10,815	1.01%	3.24%	1.03%	16.24%
$10.20	3.41%	$11,541	0.98%	3.23%	1.01%	25.59%
$10.35	7.61%	$10,029	0.97%	3.78%	1.13%	61.44%
$10.01	3.67%	$7,992	0.88%	4.40%	1.05%	15.75%
$9.92	13.42%	$9,235	0.97%	4.86%	1.08%	7.00%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Year Ended September 30, 2005	$1.00	0.02		— (c)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	—	(c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
U.S. Treasury Money Market Fund
Year Ended September 30, 2005	$1.00	0.02		—	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		— (c)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Capital Manager Conservative Growth Fund
Year Ended September 30, 2005	$9.30	0.23		0.45	0.68	(0.22)	—	(0.22)
Year Ended September 30, 2004	$8.84	0.16	(b)	0.46	0.62	(0.16)	—	(0.16)
Year Ended September 30, 2003	$8.29	0.18		0.57	0.75	(0.16)	(0.04)	(0.20)
Year Ended September 30, 2002	$9.12	0.23		(0.68)	(0.45)	(0.20)	(0.18)	(0.38)
Year Ended September 30, 2001	$10.71	0.28		(0.99)	(0.71)	(0.30)	(0.58)	(0.88)
Capital Manager Moderate Growth Fund
Year Ended September 30, 2005	$9.01	0.17	(b)	0.76	0.93	(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.28	0.08	(b)	0.73	0.81	(0.08)	—	(0.08)
Year Ended September 30, 2003	$7.47	0.08		0.82	0.90	(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.82	0.12		(0.99)	(0.87)	(0.11)	(0.37)	(0.48)
Year Ended September 30, 2001	$11.25	0.23		(1.70)	(1.47)	(0.24)	(0.72)	(0.96)
Capital Manager Growth Fund
Year Ended September 30, 2005	$8.70	0.13		0.96	1.09	(0.11)	—	(0.11)
Year Ended September 30, 2004	$7.81	0.05	(b)	0.88	0.93	(0.04)	—	(0.04)
Year Ended September 30, 2003	$6.87	0.04		0.94	0.98	(0.04)	—	(0.04)
Year Ended September 30, 2002	$8.46	0.03		(1.20)	(1.17)	(0.02)	(0.40)	(0.42)
Year Ended September 30, 2001	$11.66	0.16		(2.43)	(2.27)	(0.16)	(0.77)	(0.93)
Capital Manager Equity Fund
Year Ended September 30, 2005	$9.58	0.09	(b)	1.34	1.43	(0.06)	—	(0.06)
Year Ended September 30, 2004	$8.45	0.02	(b)	1.12	1.14	(0.01)	—	(0.01)
Year Ended September 30, 2003	$7.36	—	(b)(c)	1.15	1.15	(0.01)	(0.05)	(0.06)
Year Ended September 30, 2002	$8.96	(0.02)		(1.58)	(1.60)	—	—	—
March 19, 2001 to September 30, 2001 (a)	$10.00	—	(c)	(1.03)	(1.03)	(0.01)	—	(0.01)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover**

$1.00	1.92%	$493,282	0.91%	1.91%	1.13%	—
$1.00	0.41%	$426,217	0.86%	0.40%	1.20%	—
$1.00	0.48%	$459,375	0.98%	0.47%	1.19%	—
$1.00	1.21%	$416,782	1.05%	1.20%	1.23%	—
$1.00	4.42%	$396,119	1.01%	4.22%	1.24%	—

$1.00	1.69%	$114,260	0.89%	1.66%	1.14%	—
$1.00	0.31%	$122,500	0.79%	0.31%	1.21%	—
$1.00	0.30%	$135,059	0.99%	0.32%	1.20%	—
$1.00	1.01%	$197,830	1.05%	1.01%	1.24%	—
$1.00	4.20%	$208,914	1.03%	4.08%	1.23%	—

$9.76	7.39%	$8,646	0.43%	2.45%	1.01%	52.50%
$9.30	6.97%	$5,242	0.69%	1.68%	1.14%	2.47%
$8.84	9.09%	$2,579	0.78%	1.86%	1.23%	33.03%
$8.29	(5.18)%	$1,198	0.79%	2.25%	1.24%	6.29%
$9.12	(7.10)%	$555	0.78%	2.87%	1.23%	35.75%

$9.79	10.35%	$28,912	0.48%	1.77%	1.05%	37.83%
$9.01	9.77%	$20,428	0.74%	0.92%	1.19%	0.17%
$8.28	12.13%	$8,054	0.75%	1.11%	1.20%	21.46%
$7.47	(10.76)%	$3,194	0.81%	1.26%	1.26%	14.56%
$8.82	(14.00)%	$2,206	0.78%	2.14%	1.23%	24.24%

$9.68	12.51%	$17,219	0.48%	1.37%	1.07%	26.22%
$8.70	11.85%	$12,007	0.75%	0.52%	1.23%	0.19%
$7.81	14.22%	$4,660	0.80%	0.59%	1.25%	17.80%
$6.87	(14.82)%	$2,700	0.87%	0.39%	1.32%	8.38%
$8.46	(20.86)%	$2,511	0.84%	1.35%	1.29%	27.33%

$10.95	14.95%	$6,183	0.45%	0.91%	1.09%	2.14%
$9.58	13.53%	$3,557	0.77%	0.22%	1.31%	3.10%
$8.45	15.61%	$1,225	0.95%	0.05%	1.40%	8.30%
$7.36	(17.86)%	$645	0.90%	(0.15)%	1.35%	5.75%
$8.96	(10.35)%	$185	1.12%	(0.28)%	1.57%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Equity Income Fund
Year Ended September 30, 2005	$10.34	0.16		1.77	1.93	(0.17)	(0.02)	(0.19)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.03	(b)	0.34	0.37	(0.03)	—	(0.03)
Large Company Value Fund
Year Ended September 30, 2005	$17.12	0.13		2.22	2.35	(0.16)	—	(0.16)
Year Ended September 30, 2004	$14.75	0.09		2.38	2.47	(0.10)	—	(0.10)
Year Ended September 30, 2003	$12.75	0.12		2.01	2.13	(0.13)	—	(0.13)
Year Ended September 30, 2002	$16.68	0.06		(3.44)	(3.38)	(0.07)	(0.48)	(0.55)
Year Ended September 30, 2001	$18.47	0.09		(0.89)	(0.80)	(0.10)	(0.89)	(0.99)
Large Company Growth Fund
Year Ended September 30, 2005	$7.80	(0.03	)(b)	0.72	0.69	(0.02)	—	(0.02)
Year Ended September 30, 2004	$7.36	(0.13)		0.57	0.44	—	—	—
Year Ended September 30, 2003	$6.36	(0.08	)(b)	1.08	1.00	—	—	—
Year Ended September 30, 2002	$7.93	(0.12)		(1.45)	(1.57)	—	—	—
Year Ended September 30, 2001	$14.47	(0.11)		(5.45)	(5.56)	—	(0.98)	(0.98)
Mid Cap Value Fund
Year Ended September 30, 2005	$15.30	—	(b)(c)	3.02	3.02	(0.07)	(5.09)	(5.16)
Year Ended September 30, 2004	$12.91	0.07	(b)	2.42	2.49	(0.10)	—	(0.10)
Year Ended September 30, 2003	$10.90	0.07		2.03	2.10	(0.09)	—	(0.09)
Year Ended September 30, 2002	$13.10	0.08		(1.03)	(0.95)	(0.10)	(1.15)	(1.25)
July 25, 2001 to September 30, 2001 (a)	$14.14	0.03		(1.02)	(0.99)	(0.05)	—	(0.05)
Mid Cap Growth Fund
Year Ended September 30, 2005	$10.70	(0.17	)(b)	3.08	2.91	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.68	(0.16)		1.18	1.02	—	—	—
Year Ended September 30, 2003	$8.00	(0.13)		1.81	1.68	—	—	—
Year Ended September 30, 2002	$9.79	(0.14	)(b)	(1.02)	(1.16)	—	(0.63)	(0.63)
July 25, 2001 to September 30, 2001 (a)	$11.20	(0.01)		(1.40)	(1.41)	—	—	—
Small Company Value Fund
Year Ended September 30, 2005	$14.06	—	(b)(c)	2.58	2.58	(0.11)	(0.42)	(0.53)
Year Ended September 30, 2004	$11.40	(0.10	)(b)	2.88	2.78	—	(0.12)	(0.12)
May 19, 2003 to September 30, 2003 (a)	$10.00	(0.04	)(b)	1.44	1.40	—	—	—
Small Company Growth Fund
Year Ended September 30, 2005	$11.03	(0.21	)(b)	2.48	2.27	—	—	—
Year Ended September 30, 2004	$10.68	(0.22	)(b)	0.57	0.35	—	—	—
Year Ended September 30, 2003	$8.78	(0.18	)(b)	2.08	1.90	—	—	—
Year Ended September 30, 2002	$11.43	(0.25	)(b)	(2.40)	(2.65)	—	—	—
Year Ended September 30, 2001	$33.53	(0.31)		(15.45)	(15.76)	—	(6.34)	(6.34)
Special Opportunities Equity Fund
Year Ended September 30, 2005	$12.95	(0.13)		2.59	2.46	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.50	(0.12)		2.65	2.53	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	(0.02)		0.52	0.50	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover rate**

$12.08	18.79%	$5,611	1.87%	1.74%	2.09%	39.65%
$10.34	3.66%	$1,672	2.29%	1.07%	2.65%	1.65%

$19.31	13.75%	$22,148	1.89%	0.82%	1.99%	19.50%
$17.12	16.75%	$26,309	1.95%	0.58%	2.06%	16.40%
$14.75	16.74%	$26,215	1.91%	0.92%	2.05%	18.89%
$12.75	(21.14)%	$24,849	1.98%	0.36%	2.12%	23.02%
$16.68	(4.51)%	$33,489	1.99%	0.48%	2.13%	24.20%

$8.47	8.89%	$12,621	1.89%	(0.36)%	1.99%	62.78%
$7.80	5.98%	$13,845	1.96%	(1.08)%	2.08%	127.47%
$7.36	15.72%	$14,217	1.93%	(1.10)%	2.07%	91.73%
$6.36	(19.80)%	$13,040	2.03%	(1.32)%	2.17%	100.46%
$7.93	(40.82)%	$17,089	2.05%	(1.24)%	2.19%	96.41%

$13.16	19.94%	$4,534	1.89%	0.02%	1.99%	126.99%
$15.30	19.31%	$3,582	1.98%	0.47%	2.10%	19.17%
$12.91	19.31%	$2,071	1.95%	0.58%	2.10%	18.28%
$10.90	(8.80)%	$1,158	1.91%	0.63%	2.12%	18.20%
$13.10	(6.56)%	$99	1.87%	2.22%	2.21%	27.04%

$13.47	27.42%	$2,395	1.91%	(1.46)%	2.01%	92.74%
$10.70	10.54%	$1,973	2.00%	(1.65)%	2.11%	138.61%
$9.68	21.00%	$1,030	1.95%	(1.73)%	2.11%	125.97%
$8.00	(13.20)%	$507	1.76%	(1.52)%	2.07%	117.06%
$9.79	(12.59)%	$48	2.11%	(1.91)%	2.33%	90.11%

$16.11	18.79%	$259	2.05%	0.00%	2.27%	8.39%
$14.06	24.56%	$136	2.22%	(0.75)%	2.41%	11.25%
$11.40	14.00%	$29	2.69%	(0.93)%	2.69%	48.84%

$13.30	20.58%	$5,010	2.13%	(1.74)%	2.31%	81.37%
$11.03	3.28%	$6,272	2.30%	(1.98)%	2.41%	211.60%
$10.68	21.64%	$7,520	2.37%	(1.95)%	2.37%	197.85%
$8.78	(23.18)%	$6,703	2.48%	(2.18)%	2.48%	292.94%
$11.43	(55.33)%	$9,356	2.48%	(1.62)%	2.48%	286.49%

$15.29	19.09%	$21,911	2.06%	(1.18)%	2.08%	30.38%
$12.95	24.17%	$13,215	2.15%	(1.51)%	2.30%	32.06%
$10.50	5.00%	$4,360	1.80%	(1.16)%	2.50%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions		Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Dividends
International Equity Fund
Year Ended September 30, 2005	$7.74	0.03	(b)	1.38		1.41	(0.06)	—	(0.06)
Year Ended September 30, 2004	$6.57	0.02	(b)	1.19		1.21	(0.04)	—	(0.04)
Year Ended September 30, 2003	$6.07	(0.02	)(b)	0.54		0.52	(0.02)	—	(0.02)
Year Ended September 30, 2002	$7.19	(0.07	)(b)	(1.05)		(1.12)	—	—	—
Year Ended September 30, 2001	$12.24	(0.07)		(2.96)		(3.03)	—	(2.02)	(2.02)
Intermediate U.S. Government Fund
Year Ended September 30, 2005	$10.20	0.27	(b)	(0.13)		0.14	(0.31)	(0.05)	(0.36)
Year Ended September 30, 2004	$10.53	0.21		(0.16)		0.05	(0.25)	(0.13)	(0.38)
Year Ended September 30, 2003	$10.73	0.27		(0.07)		0.20	(0.31)	(0.09)	(0.40)
Year Ended September 30, 2002	$10.35	0.39	(c)	0.41	(c)	0.80	(0.42)	—	(0.42)
Year Ended September 30, 2001	$9.69	0.45		0.65		1.10	(0.44)	—	(0.44)
Total Return Bond Fund (a)
Year Ended September 30, 2005	$10.59	0.30	(b)	(0.18)		0.12	(0.36)	(0.03)	(0.39)
Year Ended September 30, 2004	$10.72	0.32		(0.07)		0.25	(0.38)	—	(0.38)
Year Ended September 30, 2003	$10.34	0.39		0.40		0.79	(0.41)	—	(0.41)
Year Ended September 30, 2002	$10.57	0.45	(d)	(0.04	)(d)	0.41	(0.47)	(0.17)	(0.64)
Year Ended September 30, 2001	$9.98	0.52		0.59		1.11	(0.52)	—	(0.52)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Formerly known as the BB&T Intermediate Corporate Bond Fund.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.41, $0.39, and 3.99%, respectively.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.46, $(0.05), and 4.51%, respectively.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)		Ratio of expenses to average net assets* (f)	Portfolio turnover rate**

$9.09	18.34%	$2,007	2.20%	0.36%		2.33%	44.96%
$7.74	18.47%	$2,140	2.33%	0.24%		2.42%	50.68%
$6.57	8.63%	$2,012	2.40%	(0.37)%		2.41%	199.78%
$6.07	(15.58)%	$2,056	2.43%	(1.01)%		2.43%	95.86%
$7.19	(29.11)%	$2,680	2.49%	(1.19)%		2.49%	144.35%

$9.98	1.33%	$5,725	1.71%	2.67%		1.84%	107.04%
$10.20	0.55%	$6,883	1.80%	2.15%		1.92%	98.35%
$10.53	1.86%	$7,869	1.82%	2.42%		1.92%	209.97%
$10.73	7.96%	$5,981	1.85%	3.81	%(c)	1.95%	79.36%
$10.35	11.61%	$4,310	1.86%	4.38%		1.96%	84.76%

$10.32	1.21%	$6,161	1.71%	2.87%		1.84%	173.14%
$10.59	2.45%	$6,602	1.82%	3.09%		1.94%	31.95%
$10.72	7.77%	$6,358	1.83%	3.61%		1.94%	43.98%
$10.34	4.18%	$4,465	1.84%	4.39	%(d)	1.99%	69.15%
$10.57	11.41%	$1,976	1.73%	4.95%		1.90%	142.35%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Year Ended September 30, 2005	$1.00	0.01		— (c)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
U.S. Treasury Money Market Fund
Year Ended September 30, 2005	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Capital Manager Conservative Growth Fund
Year Ended September 30, 2005	$9.30	0.16		0.45	0.61	(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.85	0.09	(b)	0.45	0.54	(0.09)	—	(0.09)
Year Ended September 30, 2003	$8.29	0.11		0.59	0.70	(0.10)	(0.04)	(0.14)
Year Ended September 30, 2002	$9.13	0.15		(0.67)	(0.52)	(0.14)	(0.18)	(0.32)
Year Ended September 30, 2001	$10.71	0.22		(0.98)	(0.76)	(0.24)	(0.58)	(0.82)
Capital Manager Moderate Growth Fund
Year Ended September 30, 2005	$8.86	0.09	(b)	0.77	0.86	(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.15	0.02	(b)	0.71	0.73	(0.02)	—	(0.02)
Year Ended September 30, 2003	$7.41	0.04		0.80	0.84	(0.09)	(0.01)	(0.10)
Year Ended September 30, 2002	$8.75	0.05		(0.97)	(0.92)	(0.05)	(0.37)	(0.42)
Year Ended September 30, 2001	$11.21	0.19		(1.74)	(1.55)	(0.19)	(0.72)	(0.91)
Capital Manager Growth Fund
Year Ended September 30, 2005	$8.55	0.05	(b)	0.95	1.00	(0.04)	—	(0.04)
Year Ended September 30, 2004	$7.70	(0.02	)(b)	0.87	0.85	—	—	—
Year Ended September 30, 2003	$6.80	(0.01)		0.91	0.90	— (c)	—	— (c)
Year Ended September 30, 2002	$8.42	(0.01)		(1.21)	(1.22)	—	(0.40)	(0.40)
Year Ended September 30, 2001	$11.64	0.09		(2.42)	(2.33)	(0.12)	(0.77)	(0.89)
Capital Manager Equity Fund
Year Ended September 30, 2005	$9.36	0.01	(b)	1.31	1.32	(0.01)	—	(0.01)
Year Ended September 30, 2004	$8.30	(0.05	)(b)	1.11	1.06	—	—	—
Year Ended September 30, 2003	$7.28	(0.05	)(b)	1.12	1.07	—	(0.05)	(0.05)
Year Ended September 30, 2002	$8.93	(0.04)		(1.61)	(1.65)	—	—	—
March 19, 2001 to September 30, 2001 (a)	$10.00	(0.02)		(1.05)	(1.07)	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover**

$1.00	1.32%	$1,790	1.49%	1.28%	1.63%	—
$1.00	0.06%	$2,280	1.20%	0.06%	1.70%	—
$1.00	0.15%	$2,543	1.32%	0.16%	1.69%	—
$1.00	0.60%	$2,730	1.67%	0.70%	1.77%	—
$1.00	3.80%	$84,446	1.61%	3.58%	1.74%	—

$1.00	1.09%	$807	1.48%	1.05%	1.64%	—
$1.00	0.05%	$887	1.05%	0.05%	1.71%	—
$1.00	0.16%	$1,126	1.12%	0.15%	1.70%	—
$1.00	0.39%	$1,121	1.69%	0.48%	1.77%	—
$1.00	3.56%	$18,449	1.63%	3.36%	1.73%	—

$9.76	6.58%	$4,992	1.20%	1.64%	1.51%	52.50%
$9.30	6.10%	$4,857	1.44%	0.93%	1.64%	2.47%
$8.85	8.45%	$3,150	1.53%	1.07%	1.73%	33.03%
$8.29	(5.94)%	$1,682	1.53%	1.49%	1.73%	6.29%
$9.13	(7.50)%	$916	1.58%	1.85%	1.78%	35.75%

$9.64	9.72%	$21,909	1.24%	0.99%	1.55%	37.83%
$8.86	8.94%	$19,049	1.49%	0.17%	1.69%	0.17%
$8.15	11.29%	$8,929	1.50%	0.35%	1.70%	21.46%
$7.41	(11.35)%	$4,384	1.56%	0.52%	1.76%	14.56%
$8.75	(14.82)%	$3,096	1.55%	1.05%	1.75%	24.24%

$9.51	11.68%	$17,141	1.23%	0.59%	1.57%	26.22%
$8.55	11.04%	$13,730	1.50%	(0.23)%	1.73%	0.19%
$7.70	13.31%	$9,142	1.55%	(0.16)%	1.75%	17.80%
$6.80	(15.53)%	$5,712	1.62%	(0.35)%	1.82%	8.38%
$8.42	(21.44)%	$4,720	1.60%	0.45%	1.80%	27.33%

$10.67	14.11%	$7,515	1.21%	0.11%	1.58%	2.14%
$9.36	12.77%	$5,720	1.52%	(0.54)%	1.81%	3.10%
$8.30	14.74%	$2,475	1.70%	(0.69)%	1.90%	8.30%
$7.28	(18.48)%	$1,302	1.67%	(0.94)%	1.87%	5.75%
$8.93	(10.70)%	$754	1.93%	(1.05)%	2.13%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Equity Income Fund
Year Ended September 30, 2005	$10.34	0.17		1.76	1.93	(0.18)	(0.02)	(0.20)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.03	(b)	0.34	0.37	(0.03)	—	(0.03)
Large Company Value Fund
Year Ended September 30, 2005	$17.09	0.14		2.19	2.33	(0.14)	—	(0.14)
Year Ended September 30, 2004	$14.73	0.09		2.37	2.46	(0.10)	—	(0.10)
Year Ended September 30, 2003	$12.74	0.13		1.99	2.12	(0.13)	—	(0.13)
Year Ended September 30, 2002	$16.67	0.08		(3.45)	(3.37)	(0.08)	(0.48)	(0.56)
February 1, 2001 to September 30, 2001 (a)	$18.15	0.06		(1.47)	(1.41)	(0.07)	—	(0.07)
Large Company Growth Fund
Year Ended September 30, 2005	$7.81	(0.04	)(b)	0.73	0.69	(0.03)	—	(0.03)
Year Ended September 30, 2004	$7.37	(0.12)		0.56	0.44	—	—	—
Year Ended September 30, 2003	$6.37	(0.08	)(b)	1.08	1.00	—	—	—
Year Ended September 30, 2002	$7.94	(0.10	)(b)	(1.47)	(1.57)	—	—	—
February 1, 2001 to September 30, 2001 (a)	$11.75	(0.06)		(3.75)	(3.81)	—	—	—
Mid Cap Value Fund
Year Ended September 30, 2005	$15.30	—	(b)(c)	3.02	3.02	(0.07)	(5.09)	(5.16)
Year Ended September 30, 2004	$12.92	0.07	(b)	2.41	2.48	(0.10)	—	(0.10)
Year Ended September 30, 2003	$10.90	0.07	(b)	2.04	2.11	(0.09)	—	(0.09)
Year Ended September 30, 2002	$13.11	0.08		(1.04)	(0.96)	(0.10)	(1.15)	(1.25)
July 25, 2001 to September 30, 2001 (a)	$14.14	0.03		(1.03)	(1.00)	(0.03)	—	(0.03)
Mid Cap Growth Fund
Year Ended September 30, 2005	$10.70	(0.17	)(b)	3.08	2.91	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.69	(0.16)		1.17	1.01	—	—	—
Year Ended September 30, 2003	$8.00	(0.15)		1.84	1.69	—	—	—
Year Ended September 30, 2002	$9.79	(0.15	)(b)	(1.01)	(1.16)	—	(0.63)	(0.63)
July 25, 2001 to September 30, 2001 (a)	$11.20	(0.01)		(1.40)	(1.41)	—	—	—
Small Company Value Fund
Year Ended September 30, 2005	$14.06	(0.02	)(b)	2.60	2.58	(0.12)	(0.42)	(0.54)
Year Ended September 30, 2004	$11.40	(0.12	)(b)	2.90	2.78	—	(0.12)	(0.12)
May 19, 2003 to September 30, 2003 (a)	$10.00	(0.05	)(b)	1.45	1.40	—	—	—
Small Company Growth Fund
Year Ended September 30, 2005	$11.04	(0.21	)(b)	2.48	2.27	—	—	—
Year Ended September 30, 2004	$10.70	(0.22	)(b)	0.56	0.34	—	—	—
Year Ended September 30, 2003	$8.79	(0.18	)(b)	2.09	1.91	—	—	—
Year Ended September 30, 2002	$11.45	(0.23	)(b)	(2.43)	(2.66)	—	—	—
February 1, 2001 to September 30, 2001 (a)	$19.98	(0.08)		(8.45)	(8.53)	—	—	—
Special Opportunities Equity Fund
Year Ended September 30, 2005	$12.95	(0.13)		2.60	2.47	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.50	(0.11)		2.64	2.53	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	(0.02)		0.52	0.50	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover rate**

$12.07	18.74%	$8,683	1.87%	1.77%	2.08%	39.65%
$10.34	3.66%	1,816	2.29%	1.14%	2.65%	1.65%

$19.28	13.77%	$176	1.88%	0.80%	1.98%	19.50%
$17.09	16.72%	$157	1.95%	0.57%	2.07%	16.40%
$14.73	16.72%	$122	1.92%	0.90%	2.06%	18.89%
$12.74	(21.10)%	$52	1.94%	0.41%	2.08%	23.02%
$16.67	(7.80)%	$13	2.03%	0.36%	2.16%	24.20%

$8.47	8.90%	$18	1.89%	(0.43)%	1.98%	62.78%
$7.81	5.97%	$25	1.96%	(1.08)%	2.08%	127.47%
$7.37	15.70%	$31	1.93%	(1.10)%	2.06%	91.73%
$6.37	(19.77)%	$37	1.98%	(1.23)%	2.12%	100.46%
$7.94	(32.43)%	$8	2.04%	(1.34)%	2.18%	96.41%

$13.16	19.97%	$351	1.90%	0.01%	2.00%	126.99%
$15.30	19.20%	$523	1.98%	0.45%	2.10%	19.17%
$12.92	19.40%	$484	1.95%	0.61%	2.10%	18.28%
$10.90	(8.86)%	$300	1.91%	0.65%	2.12%	18.20%
$13.11	(7.07)%	$1	2.15%	1.08%	2.52%	27.04%

$13.47	27.42%	$77	1.91%	(1.46)%	2.00%	92.74%
$10.70	10.42%	$208	2.00%	(1.65)%	2.11%	138.61%
$9.69	21.13%	$164	1.95%	(1.71)%	2.11%	125.97%
$8.00	(13.20)%	$143	1.81%	(1.58)%	2.13%	117.06%
$9.79	(13.13)%	$1	2.19%	(1.91)%	2.49%	90.11%

$16.10	18.71%	$4	2.04%	(0.12)%	2.25%	8.39%
$14.06	24.56%	$1	2.25%	(0.89)%	2.44%	11.25%
$11.40	14.00%	$1	2.64%	(1.15)%	2.64%	48.84%

$13.31	20.56%	$17	2.14%	(1.76)%	2.33%	81.37%
$11.04	3.18%	$45	2.30%	(1.98)%	2.41%	211.60%
$10.70	21.73%	$50	2.37%	(1.95)%	2.37%	197.85%
$8.79	(23.23)%	$31	2.47%	(2.11)%	2.47%	292.94%
$11.45	(42.69)%	$8	2.42%	(1.99)%	2.42%	286.49%

$15.30	19.16%	$30,299	2.06%	(1.17)%	2.08%	30.38%
$12.95	24.17%	$15,611	2.15%	(1.51)%	2.30%	32.06%
$10.50	5.00%	$4,052	1.80%	(1.17)%	2.52%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions	Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Dividends
International Equity Fund
Year Ended September 30, 2005	$7.74	0.06	(c)	1.36	1.42	(0.09)	—	(0.09)
Year Ended September 30, 2004	$6.58	—	(c)	1.20	1.20	(0.04)	—	(0.04)
Year Ended September 30, 2003	$6.07	(0.07	)(c)	0.60	0.53	(0.02)	—	(0.02)
Year Ended September 30, 2002	$7.20	(0.07)		(1.06)	(1.13)	—	—	—
February 1, 2001 to September 30, 2001 (b)	$10.03	(0.02)		(2.81)	(2.83)	—	—	—
Intermediate U.S. Government Fund
Year Ended September 30, 2005	$10.20	0.27	(c)	(0.13)	0.14	(0.31)	(0.05)	(0.36)
Year Ended September 30, 2004	$10.53	0.17		(0.12)	0.05	(0.25)	(0.13)	(0.38)
Year Ended September 30, 2003	$10.74	0.26		(0.07)	0.19	(0.31)	(0.09)	(0.40)
Year Ended September 30, 2002	$10.35	0.38	(d)	0.43 (d)	0.81	(0.42)	—	(0.42)
February 1, 2001 to September 30, 2001 (b)	$10.10	0.35		0.25	0.60	(0.35)	—	(0.35)
Total Return Bond Fund (a)
Year Ended September 30, 2005	$10.59	0.30	(c)	(0.18)	0.12	(0.36)	(0.03)	(0.39)
Year Ended September 30, 2004	$10.72	0.33		(0.08)	0.25	(0.38)	—	(0.38)
Year Ended September 30, 2003	$10.33	0.39		0.41	0.80	(0.41)	—	(0.41)
Year Ended September 30, 2002	$10.56	0.43	(c)(e)	— (e)	0.43	(0.49)	(0.17)	(0.66)
February 1, 2001 to September 30, 2001 (b)	$10.39	0.35		0.17	0.52	(0.35)	—	(0.35)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Formerly known as the BB&T Intermediate Corporate Bond Fund.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.40, $0.41, and 3.99%, respectively.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.44, $(0.01), and 4.40%, respectively.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (f)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (g)	Ratio of net investment income (loss) to average net assets (g)		Ratio of expenses to average net assets* (g)	Portfolio turnover rate**

$9.07	18.38%	$92	2.23%	0.70%		2.34%	44.96%
$7.74	18.30%	$2	2.32%	(0.04)%		2.42%	50.68%
$6.58	8.80%	$2	2.40%	(1.06)%		2.40%	199.78%
$6.07	(15.69)%	$7	2.43%	(0.98)%		2.43%	95.86%
$7.20	(28.22)%	$6	2.40%	(1.35)%		2.40%	144.35%

$9.98	1.33%	$274	1.71%	2.66%		1.84%	107.04%
$10.20	0.55%	$607	1.80%	2.15%		1.92%	98.35%
$10.53	1.77%	$836	1.82%	2.57%		1.92%	209.07%
$10.74	8.05%	$1,313	1.79%	3.81	%(d)	1.89%	79.36%
$10.35	6.01%	$40	1.98%	4.26%		2.05%	84.76%

$10.32	1.21%	$218	1.71%	2.88%		1.84%	173.74%
$10.59	2.44%	$257	1.82%	3.09%		1.94%	31.95%
$10.72	7.86%	$282	1.83%	3.61%		1.94%	43.98%
$10.33	4.37%	$318	1.89%	4.28	%(e)	2.03%	69.15%
$10.56	5.07%	$11	1.71%	4.94%		1.85%	142.35%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Year Ended September 30, 2005	$1.00	0.01		— (c)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
January 30, 2002 to September 30, 2002 (a)	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
U.S. Treasury Money Market Fund
Year Ended September 30, 2005	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
January 30, 2002 to September 30, 2002 (a)	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Capital Manager Conservative Growth Fund
Year Ended September 30, 2005	$9.27	0.16		0.45	0.61	(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.82	0.09	(b)	0.44	0.53	(0.08)	—	(0.08)
Year Ended September 30, 2003	$8.26	0.09		0.61	0.70	(0.10)	(0.04)	(0.14)
Year Ended September 30, 2002	$9.10	0.17		(0.69)	(0.52)	(0.14)	(0.18)	(0.32)
February 1, 2001 to September 30, 2001 (a)	$10.06	0.10		(0.93)	(0.83)	(0.13)	—	(0.13)
Capital Manager Moderate Growth Fund
Year Ended September 30, 2005	$8.91	0.09	(b)	0.77	0.86	(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.18	0.01	(b)	0.73	0.74	(0.01)	—	(0.01)
Year Ended September 30, 2003	$7.42	0.03		0.82	0.85	(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.77	0.04		(0.97)	(0.93)	(0.05)	(0.37)	(0.42)
February 1, 2001 to September 30, 2001 (a)	$10.23	0.05		(1.45)	(1.40)	(0.06)	—	(0.06)
Capital Manager Growth Fund
Year Ended September 30, 2005	$8.56	0.04	(b)	0.95	0.99	(0.03)	—	(0.03)
Year Ended September 30, 2004	$7.71	(0.02	)(b)	0.87	0.85	—	—	—
Year Ended September 30, 2003	$6.80	(0.01	)(b)	0.93	0.92	(0.01)	—	(0.01)
Year Ended September 30, 2002	$8.41	(0.02)		(1.19)	(1.21)	—	(0.40)	(0.40)
February 1, 2001 to September 30, 2001 (a)	$10.41	(0.01)		(1.98)	(1.99)	(0.01)	—	(0.01)
Capital Manager Equity Fund
Year Ended September 30, 2005	$9.33	(0.01	)(b)	1.32	1.31	— (c)	—	— (c)
Year Ended September 30, 2004	$8.28	(0.05	)(b)	1.10	1.05	—	—	—
Year Ended September 30, 2003	$7.26	(0.05	)(b)	1.12	1.07	— (c)	(0.05)	(0.05)
Year Ended September 30, 2002	$8.92	(0.12)		(1.54)	(1.66)	—	—	—
March 19, 2001 to September 30, 2001 (a)	$10.00	(0.06)		(1.02)	(1.08)	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover**

$1.00	1.32%	$326	1.49%	1.29%	1.64%	—
$1.00	0.06%	$453	1.20%	0.06%	1.70%	—
$1.00	0.15%	$555	1.30%	0.14%	1.69%	—
$1.00	0.28%	$314	1.60%	0.40%	1.65%	—

$1.00	1.07%	$38	1.50%	1.40%	1.66%	—
$1.00	0.05%	$5	1.02%	0.05%	1.71%	—
$1.00	0.16%	$8	1.12%	0.17%	1.70%	—
$1.00	0.18%	$10	1.60%	0.27%	1.64%	—

$9.73	6.58%	$155	1.20%	1.63%	1.52%	52.50%
$9.27	6.06%	$180	1.44%	0.93%	1.64%	2.47%
$8.82	8.50%	$148	1.53%	1.05%	1.73%	33.03%
$8.26	(5.98)%	$62	1.52%	1.45%	1.72%	6.29%
$9.10	(8.30)%	$2	1.71%	1.58%	1.73%	35.75%

$9.69	9.62%	$122	1.25%	0.95%	1.56%	37.83%
$8.91	9.08%	$178	1.49%	0.17%	1.69%	0.17%
$8.18	11.39%	$182	1.51%	0.40%	1.71%	21.46%
$7.42	(11.40)%	$307	1.58%	0.53%	1.78%	14.56%
$8.77	(13.75)%	$178	1.55%	0.74%	1.75%	24.24%

$9.52	11.61%	$37	1.26%	0.43%	1.59%	26.22%
$8.56	11.02%	$63	1.50%	(0.23)%	1.73%	0.19%
$7.71	13.48%	$52	1.54%	(0.14)%	1.74%	17.80%
$6.80	(15.43)%	$12	1.61%	(0.34)%	1.81%	8.38%
$8.41	(19.16)%	$8	1.68%	(0.30)%	1.86%	27.33%

$10.64	14.15%	$19	1.27%	(0.09)%	1.63%	2.14%
$9.33	12.68%	$85	1.52%	(0.54)%	1.81%	3.10%
$8.28	14.78%	$28	1.73%	(0.66)%	1.92%	8.30%
$7.26	(18.61)%	$1	1.94%	(1.31)%	1.94%	5.75%
$8.92	(10.80)%	$1	1.87%	(1.12)%	1.87%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Equity Income Fund
Year Ended September 30, 2005	$10.35	0.28		1.76	2.04	(0.27)	(0.02)	(0.29)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.05	(c)	0.34	0.39	(0.04)	—	(0.04)
Large Company Value Fund
Year Ended September 30, 2005	$17.29	0.34		2.22	2.56	(0.34)	—	(0.34)
Year Ended September 30, 2004	$14.90	0.26		2.39	2.65	(0.26)	—	(0.26)
Year Ended September 30, 2003	$12.87	0.27		2.03	2.30	(0.27)	—	(0.27)
Year Ended September 30, 2002	$16.82	0.22		(3.47)	(3.25)	(0.22)	(0.48)	(0.70)
Year Ended September 30, 2001	$18.60	0.26		(0.89)	(0.63)	(0.26)	(0.89)	(1.15)
Large Company Growth Fund
Year Ended September 30, 2005	$8.35	0.06	(b)	0.77	0.83	(0.06)	—	(0.06)
Year Ended September 30, 2004	$7.79	(0.01)		0.57	0.56	—	—	—
Year Ended September 30, 2003	$6.67	(0.01	)(c)	1.13	1.12	—	—	—
Year Ended September 30, 2002	$8.23	(0.03)		(1.53)	(1.56)	—	—	—
Year Ended September 30, 2001	$14.84	(0.03)		(5.60)	(5.63)	—	(0.98)	(0.98)
Mid Cap Value Fund
Year Ended September 30, 2005	$15.41	0.17	(c)	3.05	3.22	(0.16)	(5.09)	(5.25)
Year Ended September 30, 2004	$12.98	0.22	(c)	2.42	2.64	(0.21)	—	(0.21)
Year Ended September 30, 2003	$10.93	0.19	(c)	2.04	2.23	(0.18)	—	(0.18)
Year Ended September 30, 2002	$13.12	0.20		(1.04)	(0.84)	(0.20)	(1.15)	(1.35)
February 1, 2001 to September 30, 2001 (b)	$14.26	0.15		(1.13)	(0.98)	(0.16)	—	(0.16)
Year Ended January 31, 2001	$14.10	0.25		0.95	1.20	(0.25)	(0.79)	(1.04)
Mid Cap Growth Fund
Year Ended September 30, 2005	$11.40	(0.06	)(c)	3.31	3.25	—	(0.14)	(0.14)
Year Ended September 30, 2004	$10.22	(0.08)		1.26	1.18	—	—	—
Year Ended September 30, 2003	$8.36	(0.06)		1.92	1.86	—	—	—
Year Ended September 30, 2002	$10.10	(0.06)		(1.05)	(1.11)	—	(0.63)	(0.63)
February 1, 2001 to September 30, 2001 (b)	$14.84	(0.02)		(4.72)	(4.74)	—	—	—
Year Ended January 31, 2001	$20.78	(0.04)		(2.08)	(2.12)	—	(3.82)	(3.82)
Small Company Value Fund
Year Ended September 30, 2005	$14.23	0.16	(c)	2.62	2.78	(0.15)	(0.42)	(0.57)
Year Ended September 30, 2004	$11.44	0.02	(c)	2.91	2.93	(0.02)	(0.12)	(0.14)
May 19, 2003 to September 30, 2003 (a)	$10.00	(0.01	)(c)	1.45	1.44	— (d)	—	— (d)
Small Company Growth Fund
Year Ended September 30, 2005	$12.36	(0.11	)(c)	2.82	2.71	—	—	—
Year Ended September 30, 2004	$11.86	(0.12	)(c)	0.62	0.50	—	—	—
Year Ended September 30, 2003	$9.65	(0.11)		2.32	2.21	—	—	—
Year Ended September 30, 2002	$12.44	(0.14)		(2.65)	(2.79)	—	—	—
Year Ended September 30, 2001	$35.49	(0.15)		(16.56)	(16.71)	—	(6.34)	(6.34)
Special Opportunities Equity Fund
Year Ended September 30, 2005	$13.12	(0.03)		2.68	2.65	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.53	(0.05)		2.72	2.67	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	—	(d)	0.53	0.53	— (d)	—	— (d)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return(e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)	Ratio of expenses to average net assets* (f)	Portfolio turnover rate**

$12.10	19.88%	$30,588	0.90%	2.62%	1.12%	39.65%
$10.35	3.94%	$21,128	1.29%	1.91%	1.63%	1.65%

$19.51	14.92%	$605,493	0.89%	1.82%	0.99%	19.50%
$17.29	17.86%	$620,186	0.95%	1.58%	1.06%	16.40%
$14.90	17.98%	$475,289	0.92%	1.90%	1.06%	18.89%
$12.87	(20.33)%	$319,971	0.98%	1.37%	1.12%	23.02%
$16.82	(3.53)%	$360,847	0.99%	1.48%	1.13%	24.20%

$9.12	9.92%	$336,103	0.89%	0.63%	0.99%	62.78%
$8.35	7.19%	$346,061	0.97%	(0.08)%	1.08%	127.47%
$7.79	16.79%	$272,961	0.93%	(0.11)%	1.07%	91.73%
$6.67	(18.96)%	$160,933	1.02%	(0.30)%	1.16%	100.46%
$8.23	(40.24)%	$151,601	1.05%	(0.25)%	1.19%	96.41%

$13.38	21.14%	$172,295	0.89%	1.02%	0.99%	126.99%
$15.41	20.44%	$182,791	0.98%	1.47%	1.10%	19.17%
$12.98	20.60%	$142,280	0.95%	1.57%	1.10%	18.28%
$10.93	(8.01)%	$85,013	0.90%	1.54%	1.13%	18.20%
$13.12	(6.93)%	$74,070	0.94%	1.75%	1.12%	27.04%
$14.26	9.03%	$64,423	0.96%	1.79%	1.11%	59.00%

$14.51	28.73%	$126,785	0.91%	(0.46)%	1.01%	92.74%
$11.40	11.55%	$118,012	1.00%	(0.65)%	1.11%	138.61%
$10.22	22.25%	$100,226	0.95%	(0.72)%	1.12%	125.97%
$8.36	(12.26)%	$69,975	0.89%	(0.62)%	1.17%	117.06%
$10.10	(31.94)%	$90,424	1.02%	(0.32)%	1.25%	90.11%
$14.84	(10.61)%	$129,433	1.02%	(0.16)%	1.23%	63.00%

$16.44	19.99%	$61,046	1.05%	1.07%	1.28%	8.39%
$14.23	25.78%	$66,802	1.26%	0.15%	1.42%	11.25%
$11.44	14.43%	$43,462	1.69%	(0.17)%	1.69%	48.84%

$15.07	21.93%	$42,924	1.13%	(0.77)%	1.32%	81.37%
$12.36	4.22%	$90,332	1.30%	(0.98)%	1.41%	211.60%
$11.86	22.90%	$129,960	1.37%	(0.94)%	1.37%	197.85%
$9.65	(22.43)%	$93,918	1.48%	(1.17)%	1.48%	292.94%
$12.44	(54.85)%	$102,260	1.47%	(0.64)%	1.41%	286.49%

$15.65	20.29%	$60,823	1.06%	(0.18)%	1.08%	30.38%
$13.12	25.44%	$39,816	1.12%	(0.49)%	1.32%	32.06%
$10.53	5.31%	$26,360	0.82%	(0.11)%	1.64%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions		Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Dividends
International Equity Fund
Year Ended September 30, 2005	$8.24	0.12	(b)	1.49		1.61	(0.13)	—	(0.13)
Year Ended September 30, 2004	$6.98	0.10	(b)	1.26		1.36	(0.10)	—	(0.10)
Year Ended September 30, 2003	$6.41	0.05	(b)	0.57		0.62	(0.05)	—	(0.05)
Year Ended September 30, 2002	$7.53	—		(1.12)		(1.12)	— (f)	—	— (f)
Year Ended September 30, 2001	$12.60	(0.05)		(3.00)		(3.05)	—	(2.02)	(2.02)
Short U.S. Government Fund
Year Ended September 30, 2005	$9.71	0.25		(0.13)		0.12	(0.32)	—	(0.32)
Year Ended September 30, 2004	$9.90	0.20		(0.11)		0.09	(0.28)	—	(0.28)
Year Ended September 30, 2003	$10.09	0.29		(0.11)		0.18	(0.37)	—	(0.37)
Year Ended September 30, 2002	$10.05	0.45	(c)	0.06	(c)	0.51	(0.47)	—	(0.47)
Year Ended September 30, 2001	$9.64	0.53		0.41		0.94	(0.53)	—	(0.53)
Intermediate U.S. Government Fund
Year Ended September 30, 2005	$10.25	0.37	(b)	(0.13)		0.24	(0.41)	(0.05)	(0.46)
Year Ended September 30, 2004	$10.58	0.34		(0.18)		0.16	(0.36)	(0.13)	(0.49)
Year Ended September 30, 2003	$10.78	0.37		(0.07)		0.30	(0.41)	(0.09)	(0.50)
Year Ended September 30, 2002	$10.39	0.49	(d)	0.42	(d)	0.91	(0.52)	—	(0.52)
Year Ended September 30, 2001	$9.73	0.54		0.66		1.20	(0.54)	—	(0.54)
Total Return Bond Fund (a)
Year Ended September 30, 2005	$10.59	0.39	(b)	(0.16)		0.23	(0.47)	(0.03)	(0.50)
Year Ended September 30, 2004	$10.72	0.44		(0.08)		0.36	(0.49)	—	(0.49)
Year Ended September 30, 2003	$10.33	0.49		0.41		0.90	(0.51)	—	(0.51)
Year Ended September 30, 2002	$10.56	0.55	(e)	(0.04	)(e)	0.51	(0.57)	(0.17)	(0.74)
Year Ended September 30, 2001	$9.98	0.62		0.58		1.20	(0.62)	—	(0.62)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Formerly known as the BB&T Intermediate Corporate Bond Fund.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.02, and 4.65%, respectively.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.51, $0.40, and 4.99%, respectively.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.56, $(0.05), and 5.54%, respectively.
(f)	Amount is less than $0.005
(g)	Not annualized for periods less than one year.
(h)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (g)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (h)	Ratio of net investment income (loss) to average net assets (h)		Ratio of expenses to average net assets* (h)	Portfolio turnover rate**

$9.72	19.61%	$229,406	1.20%	1.34%		1.33%	44.96%
$8.24	19.48%	$233,275	1.32%	1.30%		1.42%	50.68%
$6.98	9.72%	$187,315	1.40%	0.78%		1.41%	199.78%
$6.41	(14.85)%	$123,330	1.43%	0.03%		1.43%	95.86%
$7.53	(28.33)%	$115,405	1.48%	(0.14)%		1.48%	144.35%

$9.51	1.21%	$155,786	0.66%	2.64%		0.84%	33.67%
$9.71	0.96%	$195,920	0.74%	2.10%		0.91%	62.59%
$9.90	1.78%	$199,980	0.76%	2.81%		0.91%	93.86%
$10.09	5.27%	$181,797	0.78%	4.30	%(c)	0.93%	73.93%
$10.05	9.99%	$169,839	0.78%	5.38%		0.93%	101.28%

$10.03	2.34%	$539,038	0.70%	3.67%		0.83%	107.04%
$10.25	1.56%	$534,682	0.80%	3.15%		0.92%	98.35%
$10.58	2.88%	$447,665	0.82%	3.43%		0.92%	209.07%
$10.78	9.11%	$340,231	0.85%	4.81	%(d)	0.95%	79.36%
$10.39	12.68%	$279,046	0.85%	5.38%		0.95%	84.76%

$10.32	2.23%	$461,749	0.71%	3.87%		0.83%	173.74%
$10.59	3.47%	$272,749	0.82%	4.09%		0.94%	31.95%
$10.72	8.95%	$215,000	0.83%	4.61%		0.94%	43.98%
$10.33	5.19%	$142,509	0.83%	5.42	%(e)	0.98%	69.15%
$10.56	12.34%	$120,361	0.81%	6.03%		0.96%	142.35%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2005	$10.20	0.29	(c)	(0.16)	0.13	(0.29)	—	(0.29)
Year Ended September 30, 2004	$10.22	0.28	(c)	(0.02)	0.26	(0.28)	—	(0.28)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.16	(c)	0.20	0.36	(0.14)	—	(0.14)
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2005	$10.16	0.28	(c)	(0.12)	0.16	(0.28)	—	(0.28)
Year Ended September 30, 2004	$10.16	0.25		— (d)	0.25	(0.25)	—	(0.25)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.13		0.16	0.29	(0.13)	—	(0.13)
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2005	$10.66	0.38		(0.19)	0.19	(0.37)	(0.02)	(0.39)
Year Ended September 30, 2004	$10.81	0.35		(0.12)	0.23	(0.34)	(0.04)	(0.38)
Year Ended September 30, 2003	$10.86	0.35		(0.01)	0.34	(0.35)	(0.04)	(0.39)
Year Ended September 30, 2002	$10.54	0.38		0.39	0.77	(0.37)	(0.08)	(0.45)
Year Ended September 30, 2001	$9.98	0.40		0.56	0.96	(0.40)	—	(0.40)
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2005	$10.74	0.36		(0.19)	0.17	(0.36)	(0.08)	(0.44)
Year Ended September 30, 2004	$10.81	0.35		(0.06)	0.29	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2003	$10.81	0.35		— (d)	0.35	(0.35)	—	(0.35)
Year Ended September 30, 2002	$10.39	0.39		0.41	0.80	(0.38)	—	(0.38)
Year Ended September 30, 2001	$9.84	0.40		0.55	0.95	(0.40)	—	(0.40)
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2005	$11.74	0.42		(0.23)	0.19	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2004	$11.95	0.40		(0.13)	0.27	(0.40)	(0.08)	(0.48)
Year Ended September 30, 2003	$11.99	0.39		— (d)	0.39	(0.39)	(0.04)	(0.43)
Year Ended September 30, 2002	$11.57	0.43		0.41	0.84	(0.42)	—	(0.42)
Year Ended September 30, 2001	$10.96	0.44		0.61	1.05	(0.44)	—	(0.44)
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2005	$10.09	0.37	(c)	(0.15)	0.22	(0.37)	(0.08)	(0.45)
Year Ended September 30, 2004	$10.21	0.36		(0.09)	0.27	(0.35)	(0.04)	(0.39)
Year Ended September 30, 2003	$10.35	0.35		0.02	0.37	(0.35)	(0.16)	(0.51)
Year Ended September 30, 2002	$10.02	0.41		0.34	0.75	(0.40)	(0.02)	(0.42)
February 1, 2001 to September 30, 2001 (b)	$9.93	0.30		0.09	0.39	(0.30)	—	(0.30)
Year Ended January 31, 2001	$9.20	0.49		0.73	1.22	(0.49)	—	(0.49)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia Tax-Exempt Income Portfolio.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)	Ratio of expenses to average net assets* (f)	Portfolio turnover rate**

$10.04	1.28%	$15,569	0.68%	2.87%	0.97%	37.50%
$10.20	2.61%	$13,441	0.63%	2.78%	1.07%	24.78%
$10.22	3.63%	$14,759	0.53%	2.56%	1.23%	42.87%

$10.04	1.60%	$10,084	0.58%	2.78%	1.03%	44.67%
$10.16	2.52%	$9,108	0.60%	2.47%	1.23%	55.18%
$10.16	2.93%	$4,897	0.61%	2.27%	1.65%	40.16%

$10.46	1.80%	$93,418	0.68%	3.51%	0.86%	60.84%
$10.66	2.15%	$96,738	0.75%	3.18%	0.92%	67.80%
$10.81	3.19%	$95,613	0.77%	3.26%	0.92%	44.56%
$10.86	7.62%	$93,856	0.78%	3.57%	0.93%	20.39%
$10.54	9.73%	$90,679	0.79%	3.84%	0.93%	47.35%

$10.47	1.62%	$16,468	0.71%	3.44%	0.93%	56.03%
$10.74	2.77%	$17,488	0.75%	3.26%	0.94%	32.63%
$10.81	3.35%	$18,297	0.72%	3.31%	0.93%	32.04%
$10.81	7.94%	$17,960	0.67%	3.70%	0.97%	21.81%
$10.39	9.76%	$15,411	0.73%	3.89%	1.03%	36.67%

$11.49	1.66%	$67,579	0.68%	3.60%	0.86%	48.04%
$11.74	2.29%	$68,786	0.76%	3.37%	0.93%	45.07%
$11.95	3.31%	$77,577	0.78%	3.28%	0.92%	34.17%
$11.99	7.48%	$81,683	0.78%	3.66%	0.93%	13.12%
$11.57	9.72%	$76,284	0.78%	3.87%	0.93%	31.28%

$9.86	2.22%	$55,662	0.68%	3.74%	0.72%	32.10%
$10.09	2.76%	$63,518	0.76%	3.49%	0.78%	16.24%
$10.21	3.77%	$79,361	0.73%	3.48%	0.76%	25.59%
$10.35	7.78%	$78,170	0.72%	4.04%	0.82%	61.44%
$10.02	4.03%	$75,332	0.62%	4.60%	0.79%	15.75%
$9.93	13.57%	$72,553	0.72%	5.11%	0.83%	7.00%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Year Ended September 30, 2005	$1.00	0.02		— (c)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2003	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2002	$1.00	0.02		— (c)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2001	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
U.S. Treasury Money Market Fund
Year Ended September 30, 2005	$1.00	0.02		—	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2003	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2002	$1.00	0.02		—	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2001	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
Capital Manager Conservative Growth Fund
Year Ended September 30, 2005	$9.36	0.26		0.46	0.72	(0.25)	—	(0.25)
Year Ended September 30, 2004	$8.90	0.18	(b)	0.46	0.64	(0.18)	—	(0.18)
Year Ended September 30, 2003	$8.33	0.18		0.61	0.79	(0.18)	(0.04)	(0.22)
Year Ended September 30, 2002	$9.17	0.22		(0.66)	(0.44)	(0.22)	(0.18)	(0.40)
Year Ended September 30, 2001	$10.75	0.32		(1.00)	(0.68)	(0.32)	(0.58)	(0.90)
Capital Manager Moderate Growth Fund
Year Ended September 30, 2005	$9.04	0.19	(b)	0.77	0.96	(0.17)	—	(0.17)
Year Ended September 30, 2004	$8.30	0.10	(b)	0.74	0.84	(0.10)	—	(0.10)
Year Ended September 30, 2003	$7.47	0.10		0.82	0.92	(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.82	0.14		(0.99)	(0.85)	(0.13)	(0.37)	(0.50)
Year Ended September 30, 2001	$11.25	0.26		(1.71)	(1.45)	(0.26)	(0.72)	(0.98)
Capital Manager Growth Fund
Year Ended September 30, 2005	$8.70	0.15	(b)	0.97	1.12	(0.13)	—	(0.13)
Year Ended September 30, 2004	$7.81	0.07	(b)	0.88	0.95	(0.06)	—	(0.06)
Year Ended September 30, 2003	$6.87	0.06	(b)	0.93	0.99	(0.05)	—	(0.05)
Year Ended September 30, 2002	$8.46	0.05		(1.20)	(1.15)	(0.04)	(0.40)	(0.44)
Year Ended September 30, 2001	$11.66	0.18		(2.43)	(2.25)	(0.18)	(0.77)	(0.95)
Capital Manager Equity Fund
Year Ended September 30, 2005	$9.64	0.12	(b)	1.34	1.46	(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.49	0.04	(b)	1.14	1.18	(0.03)	—	(0.03)
Year Ended September 30, 2003	$7.39	0.02	(b)	1.15	1.17	(0.02)	(0.05)	(0.07)
Year Ended September 30, 2002	$8.97	(0.01)		(1.57)	(1.58)	— (c)	—	— (c)
March 19, 2001 to September 30, 2001 (a)	$10.00	0.01		(1.03)	(1.02)	(0.01)	— (c)	(0.01)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover**

$1.00	2.34%	$510,941	0.49%	2.31%	0.63%	—
$1.00	0.70%	$529,849	0.57%	0.69%	0.70%	—
$1.00	0.87%	$667,534	0.60%	0.86%	0.69%	—
$1.00	1.61%	$532,465	0.64%	1.54%	0.71%	—
$1.00	4.84%	$265,472	0.61%	4.34%	0.75%	—

$1.00	2.11%	$592,736	0.48%	2.02%	0.64%	—
$1.00	0.54%	$926,162	0.57%	0.53%	0.71%	—
$1.00	0.67%	$838,022	0.61%	0.67%	0.70%	—
$1.00	1.40%	$915,013	0.65%	1.35%	0.72%	—
$1.00	4.59%	$494,773	0.63%	4.46%	0.73%	—

$9.83	7.70%	$71,796	0.20%	2.64%	0.51%	52.50%
$9.36	7.16%	$67,925	0.44%	1.93%	0.64%	2.47%
$8.90	9.55%	$31,748	0.53%	2.09%	0.73%	33.03%
$8.33	(5.05)%	$26,347	0.54%	2.47%	0.74%	6.29%
$9.17	(6.77)%	$27,691	0.51%	3.26%	0.71%	35.75%

$9.83	10.69%	$43,353	0.23%	2.01%	0.56%	37.83%
$9.04	10.12%	$33,971	0.49%	1.17%	0.69%	0.17%
$8.30	12.40%	$26,168	0.50%	1.35%	0.70%	21.46%
$7.47	(10.55)%	$20,977	0.58%	1.48%	0.78%	14.56%
$8.82	(13.81)%	$25,040	0.51%	2.67%	0.71%	24.24%

$9.69	12.89%	$37,546	0.23%	1.60%	0.57%	26.22%
$8.70	12.10%	$28,660	0.50%	0.77%	0.73%	0.19%
$7.81	14.49%	$21,484	0.56%	0.82%	0.76%	17.80%
$6.87	(14.61)%	$17,981	0.62%	0.63%	0.82%	8.38%
$8.46	(20.68)%	$20,855	0.57%	1.93%	0.77%	27.33%

$11.02	15.23%	$25,802	0.22%	1.10%	0.58%	2.14%
$9.64	13.87%	$21,051	0.52%	0.42%	0.81%	3.10%
$8.49	15.82%	$16,077	0.70%	0.29%	0.90%	8.30%
$7.39	(17.61)%	$11,352	0.83%	(0.15)%	1.03%	5.75%
$8.97	(10.22)%	$13,464	0.72%	0.08%	0.92%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Notes to Financial Statements	September 30, 2005

1.	Organization:

The BB&T Funds commenced operations on October 5, 1992 and are registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as a diversified, open-end investment company established as a Massachusetts business trust.

The BB&T Funds offer shares of the Equity Income Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Value Fund, the Small Company Growth Fund, the Special Opportunities Equity Fund, the International Equity Fund, the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund (formerly known as the Intermediate Corporate Bond Fund), the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). The Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds”. The Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the “Money Market Funds”. The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund are referred to as the “Funds of Funds”. The Funds, excluding the Money Market Funds and the Funds of Funds, are referred to as the “Variable Net Asset Value Funds”. The Funds of Funds invest in other Fund Portfolios as opposed to individual securities.

The BB&T Funds are authorized to issue an unlimited amount of shares without par value. The Funds offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. As of September 30, 2005, Class B Shares and Class C Shares of the Short U.S. Government Fund and the Tax-Free Funds were not yet being offered.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Funds’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies, including the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their fair values based upon the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Board of Trustees.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the International Equity Fund net asset value is calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the International Equity Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Foreign Currency Translation:

The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts:

The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

The Variable Net Asset Value Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts as of September 30, 2005.

Securities Transactions and Related Income:

Securities transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, security transactions are accounted for on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments:

The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a “when-issued” basis. The Equity Income Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Value Fund, the Small Company Growth Fund, the International Equity Fund, the Special Opportunities Equity Fund and the Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

Repurchase Agreements and Collateralized Loan Agreements:

The Funds may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under these types of agreements, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase are held by the Funds’ custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Written Options:

The Equity Income Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Value Fund, the Small Company Growth Fund, the Special Opportunities Equity Fund, the International Equity Fund, and the Funds of Funds each may write covered call options and the Large Company Growth Fund, the Small Company Growth Fund, and International Equity Fund may purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Funds may also purchase put and call options. The Equity Income Fund and the Special Opportunities Equity Fund had the following transactions in written covered call options during the year ended September 30, 2005.

	Equity Income Fund		Special Opportunities Equity Fund
	Shares Subject to		Shares Subject to
Covered Call Options	Contract	Premiums	Contract	Premiums
Balance at beginning of period	885	$13,207	2,048	$301,555
Options written	1,193	59,403	8,629	513,135
Options closed	—	—	(131)	(8,777)
Options expired	(2,078)	(72,610)	(4,959)	(306,534)
Options exercised	—	—	(4,692)	(448,209)

Balance at end of period	—	$—	895	$51,170

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

The following is a summary of options outstanding as of September 30, 2005

Security	Shares Subject to Contract	Fair Value
Special Opportunities Equity Fund
Coventry Health Care, Inc., $85.00, 10/22/05	895	$223,750

		$223,750

Security Loans:

To generate additional income, the Funds may lend up to 33 1/3% of their respective assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value. The cash collateral received by the Funds was pooled and at September 30, 2005 was invested in Commercial Paper, Corporate Bonds, Mutual Funds, and Repurchase Agreements (with interest rates ranging from 1.75% to 3.94% and maturity dates ranging from October 2005 through December 2015). The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of BB&T, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. As of September 30, 2005, the following Funds had loans outstanding:

	Value of Loaned Securities	Value of Collateral	Average Value on Loan for the Period Ended September 30, 2005
Large Company Value Fund	$122,832,530	$126,900,025	$172,789,846
Large Company Growth Fund	86,569,039	88,566,683	125,991,288
Mid Cap Value Fund	63,751,881	65,595,058	55,674,343
Mid Cap Growth Fund	57,709,220	58,861,058	58,180,648
Small Company Value Fund	10,115,333	10,445,006	13,732,651
Small Company Growth Fund	21,704,692	22,466,299	27,486,264
Short U.S. Government Fund	74,787,940	76,800,573	82,824,422
Intermediate U.S. Government Fund	250,192,492	256,932,362	253,342,214
Total Return Bond Fund	138,454,331	142,285,874	74,852,269
U.S. Treasury Money Market Fund	—	—	251,085,464

Allocation Methodology:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses, which are attributable to more than one Trust are allocated across the BB&T Funds and BB&T Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid monthly for the Large Company Value Fund, the Mid Cap Value Fund and the

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

Small Company Value Fund. Dividends from net investment income are declared and paid quarterly for the Equity Income Fund, the Large Company Growth Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Special Opportunities Equity Fund and the Funds of Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Redemption Fees:

Effective November 4, 2005, the holding period for shares redeemed or exchanged was reduced from 30 days to 7 days. For shares of the BB&T Funds, that were redeemed or exchanged in less than 7 days a fee of 2% of the total redemption amounts may be assessed subject to certain exceptions or limitations. These exceptions include but are not limited to redemptions or exchanges in the BB&T Money Market Funds, automatic non-discretionary rebalancing programs and systematic withdrawal plans. The fee is applied to shares redeemed or exchanged in the order in which they were purchased, and is retained by the Funds for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. For financial statement purposes, these amounts are included in the Statement of Changes in Net Assets as “Proceeds from Shares Issued”. Fees for the Funds during the year ended September 30, 2005, were as follows:

Fund	Amount
Equity Income Fund	$1,029
Large Company Value Fund	4,386
Large Company Growth Fund	243
Mid Cap Value Fund	3,315
Mid Cap Growth Fund	2,070
Small Company Value Fund	252
Small Company Growth Fund	63
International Equity Fund	121
Special Opportunities Equity Fund	3,382
Short U.S. Government Fund	2,362
Intermediate U.S. Government Fund	2,308
Intermediate Corporate Bond Fund	6,570
Kentucky Intermediate Tax-Free Fund	—
Maryland Intermediate Tax-Free Fund	—
North Carolina Intermediate Tax-Free Fund	564
South Carolina Intermediate Tax-Free Fund	—
Virginia Intermediate Tax-Free Fund	—
West Virginia Intermediate Tax-Free Fund	2
Prime Money Market Fund	—
U.S. Treasury Money Market Fund	—
Capital Manager Conservative Growth Fund	1,484
Capital Manager Moderate Growth Fund	567
Capital Manager Growth Fund	204
Capital Manager Equity Fund	208

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

3.	Purchase and Sales of Securities:

Purchase and sales of securities (excluding short-term securities) for the fiscal year ended September 30, 2005 are as follows:

	Purchases	Sales
Equity Income Fund	$61,496,114	$19,791,741
Large Company Value Fund	129,489,819	224,103,748
Large Company Growth Fund	228,744,227	292,131,989
Mid Cap Value Fund	257,041,535	308,165,370
Mid Cap Growth Fund	119,419,623	142,832,137
Small Company Value Fund	5,081,138	22,884,715
Small Company Growth Fund	68,375,554	152,752,077
Special Opportunities Equity Fund	106,257,615	41,432,591
International Equity Fund	105,859,130	146,482,219
Short U.S. Government Fund	60,838,735	92,700,250
Intermediate U.S. Government Fund	640,574,779	625,874,223
Total Return Bond Fund	813,406,797	593,318,448
Kentucky Intermediate Tax-Free Fund	8,893,961	6,253,758
Maryland Intermediate Tax-Free Fund	6,803,347	4,620,799
North Carolina Intermediate Tax-Free Fund	68,717,166	67,352,933
South Carolina Intermediate Tax-Free Fund	11,137,272	12,064,122
Virginia Intermediate Tax-Free Fund	40,154,145	37,556,985
West Virginia Tax-Free Fund	22,499,790	25,912,523
Capital Manager Conservative Growth Fund	45,249,523	41,543,068
Capital Manager Moderate Growth Fund	45,329,321	30,912,511
Capital Manager Growth Fund	27,267,554	16,085,466
Capital Manager Equity Fund	5,756,837	730,000

Purchase and sales of long-term U.S. Government Securities for the fiscal year ended September 30, 2005 are as follows:

	Purchases	Sales
Short U.S. Government Fund	$19,572,207	$16,146,289
Intermediate U.S. Government Fund	$96,490,076	$118,374,717
Total Return Bond Fund	$120,607,842	$57,433,961

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

Restricted Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (The “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At September 30, 2005, BB&T North Carolina Intermediate Tax-Free Fund and BB&T Prime Money Market Fund held restricted securities representing 2.0% and 6.4% of net assets, respectively. The restricted securities held as of September 30, 2005 are identified below:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
BB&T North Carolina Intermediate Tax-Free Fund
North Carolina Capital Facilities Finance Agency, 5.25%, 5/1/15, Callable 5/1/06 @ 102	5/15/2003	$2,274,091	$2,270,763	$2,331,075

BB&T Prime Money Market Fund
Allstate Life Insurance Co., 4.01%, 10/5/05	12/7/2000	2,000,000	2,000,000	2,000,000
GE Capital Assurance Co., 3.84%, 11/9/05	5/9/2005	5,000,000	5,000,000	5,000,000
Goldman Sachs Group, Inc., 3.73%, 11/25/05	4/7/2005	10,000,000	10,000,000	10,000,000
Jackson National Life Insurance Co., 3.79%, 10/3/05	7/1/2005	2,000,000	2,000,000	2,000,000
Metropolitan Life Insurance Co., 3.83%, 11/1/05	2/10/2003	5,000,000	5,000,000	5,000,000
Monet Trust, 2000-1, 4.07%, 6/28/05	12/23/2003	25,000,000	25,000,000	25,000,000
Monet Trust, 2000-1, 4.07%, 6/28/05	3/28/2003	5,000,000	5,000,000	5,000,000
New York Life Insurance Co., 3.94%, 11/28/05	8/26/2005	5,000,000	5,000,000	5,000,000
Travelers Insurance Co., 3.91%, 11/21/05	8/19/2005	5,000,000	5,000,000	5,000,000

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

4.	Related Party Transactions:

Investment advisory services are provided to the Funds by BB&T. Under the terms of the Investment Advisory Agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds.

Information regarding these transactions is as follows for the year ended September 30, 2005:

	Contractual Fee Rate	Fee Rate after Contractual Waivers(1)	Fee Rate after Contractual Waivers(2)*
Equity Income Fund	0.70%	0.40%	0.70%
Large Company Value Fund	0.74%	0.67%	0.67%
Large Company Growth Fund	0.74%	0.67%	0.67%
Mid Cap Value Fund	0.74%	0.67%	0.67%
Mid Cap Growth Fund	0.74%	0.67%	0.67%
Small Company Value Fund	1.00%	0.80%	0.80%
Small Company Growth Fund	1.00%	0.85%	0.85%
Special Opportunities Equity Fund	0.80%	0.80%	0.80%
International Equity Fund	1.00%	0.90%	0.90%
Short U.S. Government Fund	0.60%	0.45%	0.45%
Intermediate U.S. Government Fund	0.60%	0.50%	0.50%
Total Return Bond Fund	0.60%	0.50%	0.50%
Kentucky Intermediate Tax-Free Fund	0.60%	0.45%	0.40%
Maryland Intermediate Tax-Free Fund	0.60%	0.45%	0.30%
North Carolina Intermediate Tax-Free Fund	0.60%	0.45%	0.45%
South Carolina Intermediate Tax-Free Fund	0.60%	0.45%	0.45%
Virginia Intermediate Tax-Free Fund	0.60%	0.45%	0.45%
West Virginia Intermediate Tax-Free Fund	0.45%	0.45%	0.45%
Prime Money Market Fund	0.40%	0.30%	0.29%
U.S. Treasury Money Market Fund	0.40%	0.28%	0.28%
Capital Manager Conservative Growth Fund	0.25%	0.15%	0.00%
Capital Manager Moderate Growth Fund	0.25%	0.15%	0.00%
Capital Manager Growth Fund	0.25%	0.15%	0.00%
Capital Manager Equity Fund	0.25%	0.15%	0.00%
*	Effective February 1, 2005, BB&T has contractually agreed to waive a portion of the investment advisory fee as disclosed in the table above. For the period ended September 30, 2005, BB&T voluntarily agreed to waive an additional portion of the investment advisory fees. All contractual and voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.
(1)	For the period October 1, 2004 through January 31, 2005.
(2)	For the period February 1, 2005 through September 30, 2005.

Pursuant to a Sub-Advisory agreement with BB&T, UBS Global Asset Management (Americas), Inc. (“UBS”) serves as the Sub-Advisor to the International Equity Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Federated Investment Management Company (“Federated”) serves as the Sub-Advisor to the Prime Money Market Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Scott & Stringfellow, Inc. serves as the Sub-Advisor to the Equity Income Fund and the Special Opportunities Equity Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T effective July 18, 2005, Sterling Capital Management LLC began to serve as the Sub-Advisor to the Mid Cap Value Fund and the Total Return Bond Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T. For their services, Sub-Advisors are entitled to a fee, payable by BB&T.

Effective February 1, 2005, BB&T serves the Funds as administrator. BB&T receives compensation for providing administration services at a rate of 0.12% of the BB&T Funds and BB&T Variable Insurance Funds aggregate average daily net assets up to $5 billion and a rate of 0.08% of the average daily net assets in excess of $5 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statement of Operations as “Administration fees”. BB&T

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

voluntarily waived fees totaling $208,825 of administration fees for the fiscal year ended September 30, 2005. Pursuant to a Sub-Administration Agreement with BB&T, BISYS serves as sub-administrator to the Funds subject to the general supervision of the Funds’ Board of Trustees and BB&T. For these services, BISYS is entitled to a fee, payable by BB&T.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain officers of the Funds are affiliated, serves the Funds as distributor. BISYS Ohio serves the Funds as fund accountant and transfer agent. Prior to February 1, 2005, BISYS and BISYS Ohio received compensation for providing administration, fund accounting and transfer agency services at a rate of 0.25% of the average net assets of each Fund. In addition, for each additional class of shares an additional flat fee was charged. The fee was accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statement of Operations as “Administration, transfer agency and fund accounting fees”. BISYS voluntarily waived fees totaling $1,828,547 of administration fees for the period October 1, 2004 through January 31, 2005. In addition, BISYS provided an employee who served as Chief Compliance Officer for the Funds including providing certain related services, for which it received an additional fee.

Pursuant to an agreement dated February 1, 2005, BISYS Ohio serves the Funds as fund accountant and transfer agent and receives compensation for providing fund accounting and transfer agency services at a rate of 0.02% (0.01% for each service) of the average daily net assets of each Fund. Expenses incurred are reflected on the Statement of Operations as “Accounting fees” and “Transfer agency fees”, respectively.

Under a Compliance Services Agreement between the Funds’ and BISYS Ohio (the “CCO Agreement”), BISYS Ohio makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $125,000 for the reporting period ended September 30, 2005, plus certain out of pocket expenses. Pursuant to an agreement dated September 24, 2005, the CCO Agreement was reduced to $100,000 per year, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as “Compliance service fees”. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

For the reporting period ended September 30, 2005, the Funds’ paid $274,508 in brokerage fees to Scott & Stringfellow, Inc. a wholly owned subsidiary of BB&T Corporation, on executions of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively, with exception of the Mid Cap Value Fund, the Mid Cap Growth Fund and the West Virginia Intermediate Tax-Free Fund which receives payments of up to 0.25% of the average daily net assets for Class A. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS, is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the period ended September 30, 2005, BISYS received $4,925,321 from commissions earned on sales of shares of the Funds’ Variable Net Asset Value Funds. Commissions paid to affiliated broker dealers during the fiscal year ended September 30, 2005 were $4,677,019.

Effective November 1, 2005, BB&T Funds Distributor, Inc. will serve as distributor to each Fund of BB&T Funds pursuant to a Distribution Agreement dated November 1, 2005 (the “Distribution Agreement”). Because the BB&T Funds Distributor, Inc. did not serve as the Distributor during the fiscal year ended September 30, 2005, BB&T Funds Distributor, Inc. received no fees for its services during that fiscal year. Prior to November 1, 2005, BISYS Fund Services LP served as distributor to each Fund of BB&T Funds pursuant to a Distribution Agreement dated October 1, 1993.

BISYS has contractually agreed to waive a portion of the Class A shares distribution fees throughout the year. Effective February 1, 2005 and through January 31, 2006, BISYS has contractually agreed to waive 0.25% of the Class A shares distribution fees of the Funds except for the Mid Cap Value Fund, Mid Cap Growth Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund and the U.S. Treasury Fund. BISYS waived fees totaling $1,161,785 of distribution fees for the fiscal year ended September 30, 2005. In addition, the Distributor voluntarily waived fees throughout the year. Distribution fee waivers are included in the Statement of Operations as “Less expenses waived by the Administrator and its affiliates” and these waivers are not subject to recoupment in subsequent fiscal periods.

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

During the year ended September 30, 2005, BISYS reimbursed the Funds’ for certain expenses in the amount of $141,954, which is not subject to recoupment in future periods.

The Advisor and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The payments, which may be different for different financial institutions, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

Certain Officers and Trustees of the Funds are affiliated with the advisor, the administrator, or the sub-administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles except the Chief Compliance Officer. Each of the five non-interested Trustees who serve on both the Board and the Audit Committee are compensated $7,000 per meeting for meeting and retainer fees, plus reimbursement for certain expenses. During the year ended September 30, 2005, actual Trustee compensation was $172,000 in total.

Prior to February 1, 2005, custody services were provided to the Funds, with the exception of the International Equity Fund and the Prime Money Market Fund, by BB&T. Under the terms of the Custody agreement, BB&T was entitled to receive compensation at a rate of 0.02% of the average daily net assets of each of the Funds, except for the exceptions noted above. The fee was accrued daily and payable on a monthly basis.

Prior to February 1, 2005, and pursuant to a Sub-Custody agreement with BB&T, U.S. Bank NA (“U.S. Bank”) served as the Sub-Custodian to the Funds, with the exception of the International Equity Fund and the Prime Money Market Fund. Under the agreement, U.S. Bank served as custodian, subject to the general supervision of the Funds’ Board of Trustees and BB&T. For their services, U.S. Bank was entitled to a fee, payable by BB&T.

Pursuant to an agreement dated February 1, 2005, U.S. Bank provides custody services to the Funds, with exception of the International Equity Fund and the Prime Money Market Fund. For these services, U.S. Bank is entitled to a fee, payable by BB&T.

5.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

6.	Federal Income Tax Information:

It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

At September 30, 2005, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
Large Company Growth Fund	$22,406,131	2011
Small Company Growth Fund	33,382,769	2010
Small Company Growth Fund	33,735,633	2011
International Equity Fund	966,121	2010
International Equity Fund	18,261,749	2011
Short U.S. Government Fund	349,217	2008
Short U.S. Government Fund	498,342	2009
Short U.S. Government Fund	118,919	2012
Short U.S. Government Fund	2,094,190	2013
Intermediate U.S. Government Fund	222,709	2013
Kentucky Intermediate Tax-Free Fund	7,545	2011
Maryland Intermediate Tax-Free Fund	18,343	2011
Maryland Intermediate Tax-Free Fund	113,581	2013
Capital Manager Conservative Growth Fund	2,499,567	2012
Capital Manager Conservative Growth Fund	164,216	2013
Capital Manager Moderate Growth Fund	1,485,767	2012
Capital Manager Growth Fund	132,146	2012

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

The tax character of dividends paid to shareholders during the fiscal year ended September 30, 2005, were as follows:

	Distributions paid from		Total Taxable Distributions	Tax Exempt Distributions	Current Year Distributions of Earnings and Profits	Total Distributions Paid*
	Ordinary Income	Net Long-Term Gains
Equity Income Fund	$1,541,950	$—	$1,541,950	$—	$—	$1,541,950
Large Company Value Fund	12,372,558	—	12,372,558	—	—	12,372,558
Large Company Growth Fund	1,454,437	—	1,454,437	—	—	1,454,437
Mid Cap Value Fund	2,320,084	59,006,677	61,326,761	—	17,825	61,344,586
Mid Cap Growth Fund	—	1,527,268	1,527,268	—	—	1,527,268
Small Company Value Fund	1,794,045	839,331	2,633,376	—	5,259	2,638,635
Special Opportunities Equity Fund	1,015,239	—	1,015,239	—	—	1,015,239
International Equity Fund	2,762,795	—	2,762,795	—	874,327	3,637,122
Short U.S. Government Fund	6,397,474	—	6,397,474	—	—	6,397,474
Intermediate U.S. Government Fund	24,780,721	2,537,308	27,318,029	—	—	27,318,029
Total Return Bond Fund	15,603,344	894,698	16,498,042	—	—	16,498,042
Kentucky Intermediate Tax-Free Fund	—	—	—	489,873	—	489,873
Maryland Intermediate Tax-Free Fund	—	—	—	296,788	—	296,788
North Carolina Tax-Free Fund	5,069	192,982	198,051	3,991,284	—	4,189,335
South Carolina Tax-Free Fund	—	146,124	146,124	709,878	—	856,002
Virginia Intermediate Tax-Free Fund	1,568	158,443	160,011	2,884,720	—	3,044,731
West Virginia Intermediate Tax-Free Fund	3,853	555,579	559,432	2,681,496	—	3,240,928
Prime Money Market Fund	20,623,971	296	20,624,267	—	—	20,624,267
U.S. Treasury Money Market Fund	17,575,264	—	17,575,264	—	—	17,575,264
Capital Manager Conservative Growth Fund	2,347,405	—	2,347,405	—	—	2,347,405
Capital Manager Moderate Growth Fund	1,436,022	—	1,436,022	—	—	1,436,022
Capital Manager Growth Fund	756,722	—	756,722	—	—	756,722
Capital Manager Equity Fund	242,213	—	242,213	—	—	242,213

The tax character of dividends paid to shareholders during the fiscal year ended September 30, 2004, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid*
Large Company Value Fund	$9,481,337	$—	$9,481,337	$—	$—	$9,481,337
Mid Cap Value Fund	2,529,734	—	2,529,734	—	—	2,529,734
Small Company Value Fund	528,930	—	528,930	—	—	528,930
Special Opportunities Equity Fund	330,336	—	330,336	—	—	330,336
International Equity Fund	2,454,968	—	2,454,968	—	—	2,454,968
Short U.S. Government Fund	5,989,108	—	5,989,108	—	—	5,989,108
Intermediate U.S. Government Fund	17,695,365	5,843,582	23,538,947	—	—	23,538,947
Total Return Bond Fund	11,797,025	—	11,797,025	—	—	11,797,025
Kentucky Intermediate Tax-Free Fund	—	—	—	465,524	—	465,524
Maryland Intermediate Tax-Free Fund	53	—	53	177,263	—	177,316
North Carolina Tax-Free Fund	5	435,140	435,145	3,839,938	—	4,275,083
South Carolina Tax-Free Fund	1,523	30,775	32,298	730,130	—	762,428
Virginia Intermediate Tax-Free Fund	185,821	362,764	548,585	2,759,247	—	3,307,832
West Virginia Intermediate Tax-Free Fund	24,763	314,435	339,198	2,785,207	—	3,124,405
Prime Money Market Fund	5,479,216	—	5,479,216	—	—	5,479,216
U.S. Treasury Money Market Fund	5,194,991	—	5,194,991	—	—	5,194,991
Capital Manager Conservative Growth Fund	1,227,491	—	1,227,491	—	—	1,227,491
Capital Manager Moderate Growth Fund	544,168	—	544,168	—	—	544,168
Capital Manager Growth Fund	239,253	—	239,253	—	—	239,253
Capital Manager Equity Fund	64,429	—	64,429	—	—	64,429

*	Total Distributions paid may differ from the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

As of September 30, 2005 the components of accumulated earnings (deficit) on a tax basis was as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains (Losses)	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Equity Income Fund	$1,547,471	$507,611	$2,055,082	$(74,404)	$—	$6,393,521	$8,374,199
Large Company Value Fund	4,314,751	41,479,485	45,794,236	(421,019)	—	167,666,349	213,039,566
Large Company Growth Fund	760,972	—	760,972	(768,298)	(22,406,131)	49,504,509	27,091,052
Mid Cap Value Fund	10,535,874	9,945,224	20,481,098	(50,348)	—	1,964,214	22,394,964
Mid Cap Growth Fund	1,059,628	12,812,190	13,871,818	—	—	43,111,012	56,982,830
Small Company Value Fund	581,049	6,905,779	7,486,828	(12,020)	—	17,750,013	25,224,821
Small Company Growth Fund	—	—	—	—	(67,118,402)	14,268,356	(52,850,046)
Special Opportunities Equity Fund	3,037,182	4,566,120	7,603,302	—	—	29,241,722	36,845,024
International Equity Fund	—	—	—	(205,994)	(19,709,926)	46,649,475	26,733,555
Short U.S. Government Fund	513,528	—	513,528	(305,031)	(4,297,847)	(3,651,776)	(7,741,126)
Intermediate U.S. Government Fund	1,121,449	—	1,121,449	(829,622)	(3,124,341)	(4,769,312)	(7,601,826)
Total Return Bond Fund	1,390,301	2,176,080	3,566,381	(905,437)	—	(3,666,247)	(1,005,303)
Kentucky Intermediate Tax-Free Fund	41,670	—	41,670	(39,982)	(7,545)	148,736	142,879
Maryland Intermediate Tax-Free Fund	26,314	—	26,314	(26,452)	(151,389)	73,557	(77,970)
North Carolina Intermediate Tax-Free Fund	409,763	911,150	1,320,913	(275,091)	—	3,098,902	4,144,724
South Carolina Intermediate Tax-Free Fund	63,604	347,207	410,811	(47,623)	—	556,094	919,282
Virginia Intermediate Tax-Free Fund	247,679	447,858	695,537	(214,616)	—	2,797,508	3,278,429
West Virginia Intermediate Tax-Free Fund	190,582	409,578	600,160	(185,234)	—	1,933,797	2,348,723
Prime Money Market Fund	1,205,111	—	1,205,111	(1,195,443)	—	—	9,668
U.S. Treasury Money Market Fund	1,175,755	—	1,175,755	(1,175,509)	—	—	246
Capital Manager Conservative Growth Fund	95,622	—	95,622	(13,224)	(3,146,615)	6,445,574	3,381,357
Capital Manager Moderate Growth Fund	135,659	—	135,659	(5,300)	(1,792,127)	6,851,157	5,189,389
Capital Manager Growth Fund	124,806	—	124,806	(2,551)	(1,186,647)	3,802,367	2,737,975
Capital Manager Equity Fund	792,488	—	792,488	(308)	(19,325)	4,299,291	5,072,146

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2006:

Post-October Losses
International Equity Fund	$482,056
Short U.S. Government Fund	1,237,179
Intermediate U.S. Government Fund	2,901,632
Maryland Intermediate Tax-Free Fund	19,465
Capital Manager Conservative Growth Fund	482,832
Capital Manager Moderate Growth Fund	306,360
Capital Manager Growth Fund	1,054,501
Capital Manager Equity Fund	19,325

At September 30, 2005 the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Income Fund	$79,158,364	$7,837,395	$(1,443,874)	$6,393,521
Large Company Value Fund	624,811,603	177,589,844	(9,923,495)	167,666,349
Large Company Growth Fund	398,007,541	56,216,456	(6,711,947)	49,504,509
Mid Cap Value Fund	251,091,679	9,464,314	(7,500,100)	1,964,214
Mid Cap Growth Fund	155,326,574	43,453,027	(342,015)	43,111,012
Small Company Value Fund	55,384,163	18,213,066	(463,053)	17,750,013
Small Company Growth Fund	63,580,019	14,882,742	(614,386)	14,268,356
Special Opportunities Equity Fund	157,790,540	32,665,670	(3,251,368)	29,414,302
International Equity Fund	186,835,731	49,310,618	(2,661,143)	46,649,475
Short U.S. Government Fund	243,741,280	233,412	(3,885,188)	(3,651,776)
Intermediate U.S. Government Fund	818,465,589	1,290,989	(6,060,301)	(4,769,312)
Total Return Bond Fund	681,572,719	349,716	(4,015,963)	(3,666,247)
Kentucky Intermediate Tax-Free Fund	18,086,927	191,615	(42,879)	148,736
Maryland Intermediate Tax-Free Fund	11,500,308	106,771	(33,214)	73,557
North Carolina Intermediate Tax-Free Fund	112,238,899	3,297,776	(198,874)	3,098,902
South Carolina Intermediate Tax-Free Fund	19,937,246	603,347	(47,253)	556,094
Virginia Intermediate Tax-Free Fund	76,801,639	2,904,579	(107,071)	2,797,508
West Virginia Intermediate Tax-Free Fund	66,558,649	2,012,108	(78,311)	1,933,797
Prime Money Market Fund	1,012,029,536	—	—	—
U.S. Treasury Money Market Fund	708,467,000	—	—	—
Capital Manager Conservative Growth Fund	78,992,913	7,107,517	(661,943)	6,445,574
Capital Manager Moderate Growth Fund	87,280,307	8,083,050	(1,231,893)	6,851,157
Capital Manager Growth Fund	68,035,791	5,472,647	(1,670,280)	3,802,367
Capital Manager Equity Fund	35,126,918	4,475,681	(176,390)	4,299,291

7.	Subsequent Event:

At the November 15, 2005 board meeting, the board members approved, subject to shareholders’ approval, the name change of Small Company Value Fund to Small Cap Fund. In addition, the board approved, subject to shareholders’ approval, a fund merger between Small Company Growth Fund and the Small Cap Fund, which is scheduled to be complete by February 1, 2006.

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

8.	Other Federal Income Tax Information (Unaudited):

For the fiscal year ended September 30, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For the period ended September 30, 2005, the following Funds paid qualified dividend income of:

Qualified Dividend Income
Equity Income Fund	$746,802
Large Company Value Fund	12,372,558
Large Company Growth Fund	1,454,437
Mid Cap Value Fund	841,767
Small Company Value Fund	848,409
Special Opportunities Equity Fund	354,320
International Equity Fund	2,762,795
Capital Manager Conservative Growth Fund	444,066
Capital Manager Moderate Growth Fund	660,527
Capital Manager Growth Fund	546,768
Capital Manager Equity Fund	104,756

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2005, qualify for the corporate dividends received deduction for the following Funds:

Dividends Received Deduction
Equity Income Fund	49.10%
Large Company Value Fund	100.00%
Large Company Growth Fund	100.00%
Mid Cap Value Fund	36.33%
Small Company Value Fund	47.60%
Special Opportunities Equity Fund	35.05%
Capital Manager Conservative Growth Fund	15.53%
Capital Manager Moderate Growth Fund	37.50%
Capital Manager Growth Fund	60.63%
Capital Manager Equity Fund	36.62%

During the fiscal year ended September 30, 2005 the following Funds declared tax-exempt income distributions:

Amount
Kentucky Intermediate Tax-Free Fund	$489,873
Maryland Intermediate Tax-Free Fund	296,788
North Carolina Tax-Free Fund	3,991,284
South Carolina Tax-Free Fund	709,878
Virginia Intermediate Tax-Free Fund	2,884,720
West Virginia Intermediate Tax-Free Fund	2,681,496

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

9.	Special Meeting of Shareholders (Unaudited):

On November 1, 2004, there was a special meeting of the shareholders of the BB&T Funds. The purpose of the meeting was: (1) to elect seven trustees to hold office until their successors were elected and qualified, (2) to consider amending, reclassifying or eliminating certain fundamental investment policies of the Funds and (3) to approve a manager of managers structure. A description of the proposal and the number of shares voted is as follows:

1.	To elect seven Trustees (six of whom are currently Trustees) to hold office until their successors are duly elected and qualified.

	AFFIRMATIVE	AGAINST
Thomas W. Lambeth	1,677,132,864	428,812
Robert W. Stewart	1,677,132,061	429,615
Drew T. Kagan	1,677,165,062	396,615
Laura C. Bingham	1,677,164,834	396,842
Kenneth L. Miller	1,677,164,919	396,758
Douglas R. Van Scoy	1,677,132,703	428,974
James L. Roberts	1,677,163,118	398,559

2Ai.	Amendment of restrictions on borrowing money or issuing senior securities, mortgaging, pledging or hypothecating assets so that each Fund, except the Equity Income Fund, may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

AFFIRMATIVE	AGAINST	ABSTAIN
1,648,899,882	1,003,972	1,160,102

2Aii.	Amendment of restrictions on lending so that each Fund, except the Equity Income Fund, may borrow money or lend to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

AFFIRMATIVE	AGAINST	ABSTAIN
1,649,110,467	994,109	959,381

2B.	Amendment of restrictions regarding purchase and sale of real estate and commodities and oil, gas and minerals so that each Fund, except the International Equity Fund, Prime Money Market Fund and Equity Income Fund, may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

AFFIRMATIVE	AGAINST	ABSTAIN
1,160,017,210	293,836	648,419

2Ci	Amendment of restrictions regarding purchase or sale of real estate so that the International Equity Fund may purchase or sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

AFFIRMATIVE	AGAINST	ABSTAIN
28,028,511	7,530	1,125

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

2Cii.	Amendment of restrictions regarding purchase or sale of commodities and oil, gas and mineral exploration and development programs so that the International Equity Fund may purchase or sell commodities, commodities contracts or futures contracts to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

AFFIRMATIVE	AGAINST	ABSTAIN
28,030,123	5,919	1,125

2D.	Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts so that each Fund, except the International Equity Fund, Prime Money Market Fund and Equity Income Fund, may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. Furthermore, each Fund, except the International Equity Fund, Prime Money Market Fund and Equity Income Fund, may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions. Finally, eliminate the fundamental investment policy for the Funds, except the International Equity Fund, Prime Money Market Fund and Equity Income Fund, prohibiting joint participation in securities trading accounts.

AFFIRMATIVE	AGAINST	ABSTAIN
1,1158,749,9334	343,659	865,972

2E.	Amendment and reclassification of restrictions on margin transactions and short sales so that the International Equity Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. Furthermore, the Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

AFFIRMATIVE	AGAINST	ABSTAIN
28,029,817	6,339	1,010

2F.	Elimination of the restriction regarding investment in other investment companies for the Large Company Value Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund and U.S. Treasury Money Market Fund.

AFFIRMATIVE	AGAINST	ABSTAIN
994,767,234	180,510	442,646

2G.	Elimination of the restriction regarding investments in private activity bonds for the North Carolina Intermediate Tax-Free Fund and South Carolina Intermediate Tax-Free Fund.

AFFIRMATIVE	AGAINST	ABSTAIN
11,271,378	26,805	61,440

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2005

2H.	Elimination of a fundamental policy for the Large Company Growth Fund regarding investment of a 65% of the Fund’s assets in companies whose market capitalization exceeds the mean capitalization of the companies in the S&P 500 Index.

AFFIRMATIVE	AGAINST	ABSTAIN
40,390,857	15,086	27,151

3.	Approve a Manager of Managers structure which would allow the Advisor, subject to exemptive relieve from the Securities and Exchange Commission, to appoint and replace sub-advisors, enter into sub-advisory agreements and amend and terminate sub-advisory agreements on behalf of a fund without shareholder approval.

AFFIRMATIVE	AGAINST	ABSTAIN
1,647,440,582	4,501,632	1,369,548

On July 8, 2005, there was a special meeting of the shareholders of the BB&T Funds. The purpose of the meeting was: (1) to approve Investment Sub-Advisory Agreements between the Advisor and Sterling Capital Management with respect to the Mid Cap Value Fund and Total Return Bond Fund and (2) approve an amendment to the investment objective of the Mid Cap Value Fund. A description of the proposal and the number of shares voted is as follows:

1.	Approve Investment Sub-Advisory Agreements between the Advisor and Sterling Capital Management with respect to the Mid Cap Value Fund and Total Return Bond Fund.

	AFFIRMATIVE	AGAINST	ABSTAIN
BB&T Mid Cap Value Fund	7,833,340	2,419	14,552
BB&T Total Return Bond Fund	28,714,019	19,781	17,726

2.	Approve an amendment to the investment objective of the Mid Cap Value Fund to seek “long-term growth of capital” by investing the Fund’s assets primarily in equity securities of companies that are considered to be undervalued.

AFFIRMATIVE	AGAINST	ABSTAIN
7,647,439	10,257	9,309

Report of Independent Registered Public Accounting Firm

To	the Shareholders and Board of Trustees of BB&T Funds:

We have audited the accompanying statements of assets and liabilities of BB&T Funds — Equity Income Fund, Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, Small Company Growth Fund, Special Opportunities Equity Fund, International Equity Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Total Return Bond Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of September 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended (for the period February 1, 2001 through September 30, 2001 and each of the periods in the four-year period ended September 30, 2005 for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund for the periods ended January 31, 2001 and prior were audited by other auditors whose report thereon dated March 14, 2001, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended (for the period February 1, 2001 through September 30, 2001, and each year in the four-year period ended September 30, 2005 for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund), in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

November 23, 2005

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees, at a meeting held on August 30, 2005, formally considered the Trust’s investment advisory agreement with BB&T Asset Management, Inc. (“BB&TAM” or the “Adviser”) with respect to all funds of the Trust and sub-advisory agreements of BB&TAM with Scott & Stringfellow, Inc., UBS Global Asset Management (Americas), Inc., and Federated Investment Management Company (the “Sub-Advisers” or, collectively with the Adviser, the “Advisers”) with respect to the Special Opportunities Fund, the Equity Income Fund, the International Equity Fund, and the Prime Money Market Fund (collectively, the “Advisory Agreements”). Previously, the Board of Trustees formally considered the initial approval of a sub-advisory agreement of BB&TAM with Sterling Capital Management LLC (also a “Sub-Adviser”) with respect to the Mid Cap Value Fund and the Total Return Bond Fund (also an “Advisory Agreement”) at a meeting held on May 20, 2005. The Trustees reviewed extensive material in connection with their review of the Advisory Agreements, including data from an independent provider of mutual fund data which included comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected BB&TAM fee waivers in place, as well as BB&TAM’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by BB&TAM, which included a fund-by-fund analysis of performance. Presentations were also provided by each Sub-Adviser. The Board also deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether each Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the initial approval or continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high quality service to the Trust, and the Trustees’ overall confidence in each Adviser’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & Stringfellow, which engages in affiliated brokerage for a majority of the portfolio trades for the Funds it sub-advises. As part of this evaluation, the Trustees received information regarding safeguards employed, such as prohibitions on principal and cross-agency trades. The Trustees also evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

With respect to BB&TAM, the Trustees particularly noted recent increased staffing and enhancements to the investment processes and systems and administration, including the retention of, and improvements initiated by, a chief investment officer. The Trustees also considered BB&TAM’s recent acquisition of a majority stake in Sub-Adviser Sterling Capital Management LLC (“Sterling Capital”). Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was typical of those of investment advisers and sub-advisers to open-end mutual funds generally, and that the quality of the services was very satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group. It was noted that performance of the equity funds over the last twelve months was strong, with the average percentile ranking for one-year

Continued

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS, continued

(Unaudited)

performance against peer groups increasing from 59% to 32%. With respect to the fixed-income funds, it was noted that the average percentile ranking for one-year performance had declined slightly but remained within a reasonable range.

In the Trustees’ review of performance, long and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers over the most recent one year period. The Trustees noted that the performance of the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, and the Virginia Intermediate Tax-Free Fund was below the median of their peer groups. The Trustees considered that BB&TAM had encountered supply constraints in these markets that had limited portfolio repositioning, and noted BB&TAM’s attempts to seek alternative strategies to address the situation.

During their review, the Trustees also considered the strong one-year performance of particular funds relative to peers, including the Large Company Value Fund, the Short U.S. Government Fund, the Special Opportunities Equity Fund, the Equity Income Fund, and the Total Return Bond Fund. With respect to the Total Return Bond Fund, the Trustees noted that the fund recently had been converted from a corporate bond fund, and that Sterling Capital had assumed management of the Fund on July 18, 2005.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was satisfactory or better.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by BB&TAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees particularly noted fee revisions that had been made at the beginning of 2005 that had significantly impacted a number of the Funds. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups. The Trustees particularly noted, however, that investment advisory fees for the Institutional class shares of the Large Company Value Fund and the Special Opportunities Equity Fund exceeded the industry averages. The Trustees considered that the total expense ratios for the Institutional class shares of the Large Company Value Fund and the Special Opportunities Equity Fund were comparable to the industry averages, exceeding them only by slight margins – 3 basis points and 1 basis point, respectively. The Trustees also considered the strong performance of these funds over the past twelve months, as compared to their respective peer groups, and concluded that the strong performance supported the somewhat higher investment advisory fees.

As part of their review, the Trustees considered benefits to the Adviser aside from investment advisory fees. The Trustees reviewed administration fees received by BB&TAM and considered the fallout benefits to BB&TAM such as the research services available to the Adviser by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to BB&TAM’s affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Special Opportunities Equity Fund and the Equity Income Fund and sub-advisory fees received by its affiliate, Sterling Capital, for its management of the Mid Cap Value Fund and the Total Return Bond Fund. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid on the same commission schedule as employed by BB&TAM and that such brokerage arrangements were considered by the Sub-Adviser to be advantageous in terms of superior access to the market.

Consideration of the reasonableness of advisory fees also took into account, where relevant, the profitability of the Advisers. In conducting its initial review of Sterling Capital’s proposed fees in May of 2005, the Board did not consider profitability since Sterling Capital had yet to commence the provision of services. In determining in August of 2005 whether all other investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by the Advisers with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also

Continued

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS, continued

(Unaudited)

recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors. Based on their review, the Trustees concluded that the profitability to BB&TAM and its affiliates as a result of their relationships with the Funds was acceptable. With respect to Sub-Adviser profitability, the Trustees noted that sub-advisory fees are paid by BB&TAM, rather than directly from the Trust’s assets. The Board also concluded that the fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. In determining in May 2005 to initially approve the sub-advisory agreement with respect to the Mid Cap Value Fund and the Total Return Bond Fund, the Board concluded that those funds were currently too small to enjoy significant economies of scale and were likely to remain so during the initial contract term for Sterling Capital. In conducting the annual contract review in August of 2005, the Trustees noted a continuing trend towards declining total fund expenses that had accompanied the growth of the BB&T Funds over the past several years. The Trustees were satisfied with the level of economies of scale now shared with investors and concluded that contractual breakpoints would not necessarily be required at this time to assure that future economies of scale, when and if achieved, would be shared with shareholders based on BB&TAM’s current record of responsible actions in this regard.

BB&T Funds

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The BB&T Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BB&T Funds

Information about Trustees, and Officer (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees’, who are elected by the Shareholders of the Funds. The Trustees’ elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees’, their addresses, ages, length of tenure, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are set below:

Name, Address and Birthdate	Position(s) Held With BB&T	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios Overseen in Complex by Trustee
Thomas W. Lambeth 700 Yorkshire Road Winston-Salem, NC 27106 Birthdate: 1/35	Trustee, Chairman of the Board of Trustees	Indefinite, 8/92 – Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; From 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	31

Drew T. Kagan Montecito Advisors, Inc. 810 N. Jefferson St., Ste 101. Lewisburg, WV 24901 Birthdate: 2/48	Trustee	Indefinite, 8/00 – Present	From December 2003 to present, President and Director, Montecito Advisors, Inc; from March 1996 to December 2003, President, Investment Affiliate, Inc.	31

Laura C. Bingham Peace College Office of the President 15 East Peace Street Raleigh, NC 27604-1194 Birthdate: 11/56	Trustee	Indefinite, 2/01 – Present	From July 1998 to present, President of Peace College.	31

Douglas R. Van Scoy 841 Middle St. Sullivans Island, SC 26481 Birthday: 11/43	Trustee	Indefinite, 5/04 – Present	Retired; From November 1974 to July 2001, Deputy Director of Private Client Group and Senior Executive Vice President of Smith Barney (investment banking).	31

James L. Roberts 7 Kittansett Court Skillman, NJ 08558 Birthday: 11/42	Trustee	Indefinite, 11/04 – Present	Retired; From January 1999 to December 2003 President, CEO and Director, Covest Bancshares, Inc.	31

The Following Table shows information for Trustees Who are “interested Persons” of BB&T Funds as defined in the 1940 Act:
Name, Address and Birthdate	Position(s) Held With BB&T	Term of Office/ Length of Time Served	Principal Occupation Outside the Past 5 Years	Overseen Complex
*Kenneth L. Miller 200 W. Second Street, 16th Floor Winston-Salem, NC 27101 Birthdate: 9/46	Trustee	Indefinite, 11/03 – Present	From August 1997 to None present, Executive Vice President, Branch Banking and Trust Company; Employee of Branch Banking and Trust Company since 1989.	31

BB&T Funds

Information about Trustees, and Officers (Unaudited), continued

The Following Table shows information for Officers of BB&T Funds:

Name and Birthdate	Position(s) Held With BB&T Fund	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee
Keith F. Karlawish Birthdate: 8/64	President	Indefinite, 2/05 – Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.	N/A

E.G. Purcell, III Birthdate: 1/55	Vice President	Indefinite, 11/00 – Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors	N/A

James T. Gillespie Birthdate: 11/66	Vice President	Indefinite, 5/02 – Present	From February 2005 to present, Vice President of BB&T Asset Management; from 1992 to 2005, Director, BISYS Fund Services	N/A

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05 – Present	From June 2005 to Present, Mutual Fund Administrator, BB&T Asset Management; from May 1993 to May 2005, Manager, BISYS Fund Services	N/A

Frank Pavlak Birthdate: 3/47	Vice President, Chief Compliance Officer and AML Compliance Officer	Indefinite, 9/04 – Present	From May 2004 to Present, Senior Vice President and Fund Compliance Officer, BISYS Fund Services; From January 1999 to April 2004, Vice President, Oppenheimer Funds, Inc.	N/A

C. David Bunstine Birthdate: 7/65	Secretary	Indefinite, 5/05 – Present	From December 1987 to present, Vice President, BISYS Fund Services	N/A

Troy A. Sheets Birthdate: 5/71	Treasurer	Indefinite, 5/02 – Present	From April 2002 to present, Vice President, BISYS Fund Services; from September 1993 to April 2002, Senior Manager, KPMG LLP	N/A

Chris Sabato Birthdate: 12/68	Assistant Treasurer	Indefinite 11/02 – Present	From February 1993 to present, Director, BISYS Fund Services	N/A

Alaina V. Metz Birthdate: 4/67	Assistant Secretary	Indefinite, 9/95 – Present	From June 1995 to present, Vice President of BISYS Fund Services.	N/A

The Funds Statement of Additional Information includes information about the Fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

Annual Report September 30, 2005

INVESTMENT ADVISER

BB&T Asset Management, Inc.

P.O. Box 29575

Raleigh, NC 27626-0575

LEGAL COUNSEL

Ropes & Gray LLP

One Metro Center

700 12th Street, N.W.

Suite 900

Washington D. C. 20005

AUDITORS

KPMG LLP

191 W. Nationwide Blvd.

Suite 500

Columbus, OH 43215

DISTRIBUTOR and TRANSFER AGENT

BISYS Fund Services Limited Partnership

3435 Stelzer Road

Columbus, OH 43219

12/05

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item2, except for, effective February 1, 2005, Keith F. Karlawish replaced George O. Martinez as the President of the Registrant.

Item 3.	Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Drew Kagan, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2004	$161,575
2005	$176,000

(b)	Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004	$35,340
2005	$4,400

2004- Fees of $31,290 relate to the preparation and review of the Funds’ 17f-2 filings while $4,050 related to the consent of the N-1A filing.

2005- Fees of 4,400 relate to the consent of the N-1A filing.

(c)	Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004	$62,040
2005	$66,000

Fees for both 2004 & 2005 relate to the preparation of federal income & excise tax returns and review of the excise tax calculations

(d)	Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004	$0
2005	$0

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2004	$165,000
2005	$512,000

(h)	Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In regards to Item 4 (g), the audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the principal accountants independence has not been compromised.

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.	Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BB&T Funds

By (Signature and Title)*	/s/ TROY A. SHEETS
Troy A. Sheets, Treasurer

Date December 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ KEITH F. KARLAWISH
Keith F. Karlawish, President

Date December 5, 2005

By (Signature and Title)*	/s/ TROY A. SHEETS
Troy A. Sheets, Treasurer

Date December 5, 2005

*	Print the name and title of each signing officer under his or her signature.